Exhibit 99.1

Deutsche Bank AG	October 2021

Sage Social Housing Report & Valuation of 1,712 affordable housing units for Deutsche Bank AG

savills.co.uk

14th October 2021 File Ref: SAS 487045

To
Fabian Watts MRICS
(a) (b) (c) (d)
Deutsche Bank AG, London Branch and each if its affiliates in its capacity as arranger for the Facility Agreement
Sage AR Funding 2021 PLC as Original Lender (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
Situs Asset Management Limited as Senior Facility Agent and Common Security Agent on behalf of each Finance Party (as defined in the Facility Agreement) and each of their successors, assignees and transferees from time to time
U.S. Bank Trustees Limited as Note Trustee and Issuer Security Trustee on behalf of the Noteholders (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
E: fabian.watts@savills.com DL: +44 (0) 207 016 3701 M: +44 (0) 7976 538 999 33 Margaret Street London W1G 0JD T: +44 (0) 207 499 8644 savills.com

Dear Sirs,

SAGE SOCIAL HOUSING

VALUATION OF HOUSING STOCK FOR LOAN SECURITY PURPOSES – 1,712 HOMES ACROSS 134 LOCATIONS NATIONWIDE

In accordance with the instructions contained in your letter to us dated 21st July 2021, as confirmed in our letter to you dated  5th August 2021 we have inspected the property and made such enquiries as are sufficient to provide you with our opinion of value on the bases stated below. Copies of your instruction letter and of our letter of confirmation are enclosed at Appendix 6.

We draw your attention to our accompanying Report together with the General Assumptions and Conditions upon which our Valuation has been prepared, details of which are provided at the rear of our report.

We trust that our report meets your requirements, however should you have any queries, please do not hesitate to contact us.

Yours faithfully,

For and on behalf of Savills Advisory Services Limited,

Andy Smith BSc MRICS IRRV RICS Registered Valuer Director	Michal Skotny MRICS Registered Valuer Director	Fabian Watts MRICS RICS Registered Valuer Director

Offices and associates throughout the Americas, Europe, Asia Pacific, Africa and the Middle East.
Savills Advisory Services Limited. Chartered Surveyors. A subsidiary of Savills plc. Registered in England No.. 6215875
Registered office: 33 Margaret Street, London, W1G 0JD

Contents

Executive Summary			1
1.	Instructions and Terms of Reference		4
	1.1.	Instructions & Terms of Reference	5
	1.2.	Basis of Valuation	5
	1.3.	General Assumptions and Conditions	6
	1.4.	Valuation Date	6
	1.5.	Purpose of Valuation	6
	1.6.	Proposed Loan Terms	6
	1.7.	Conflicts of Interest	6
	1.8.	Valuer Details and Inspection	6
	1.9.	Extent of Due Diligence Enquiries and Information Sources	7
	1.10.	Liability Cap	7
	1.11.	RICS Compliance	7
2.	The Properties		8
	2.1.	The Properties	9
	2.2.	Environmental Considerations	11
	2.3.	Energy Act 2011	11
	2.4.	Fire	11
	2.5.	Town Planning	11
	2.6.	Title and Tenure	12
	2.7.	Lotting	13
	2.8.	Rental Income	13
3.	Market Commentary		15
	3.1.	General Summary	16
	3.2.	Market Rental Commentary	17
	3.3.	Local Market Conditions	18
	3.4.	Vacant Possession Values	19
	3.5.	Market Rents	20
4.	Valuation Advice		21
	4.1.	Existing Use Value For Social Housing – Valuation Approach	22
	4.2.	Market Value – Subject to Tenancies (MV-STT) – Valuation Approach	26
5.	Valuations		28
	5.1.	Valuations	29
	5.2.	COVID-19 Pandemic: Market Conditions Explanatory Note	29
	5.3.	Additional Advice	30
	5.4.	Lotting and Value Disaggregation	30
6.	Suitability, Liability & Confidentiality		31
	6.1.	Suitability as Loan Security	32
	6.2.	Verification	32
	6.3.	Confidentiality	32

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Appendix 1	Executive Summary of Valuation
Appendix 2	Market Commentary
Appendix 3	Schedule of Properties
Appendix 4	Site proformas
Appendix 5	Map of Stock
Appendix 6	Instruction Letter and Confirmation of Instructions
Appendix 7	Comparable rental evidence

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Executive Summary

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Address	1,712 affordable rented and social rented properties across 134 locations across England.
Use	Affordable and social rented residential housing
Location	Nationwide with nearly three quarters of the stock located in South East, East of England and the East Midlands
Background	Our valuation is required for loan security purposes in connection with a proposed facility to be granted to the Borrower.
Description
The stock is a mixture of houses and flats in new purpose built schemes dating from 2019.

The schemes are generally situated in good residential locations. Locations vary, but most stock is within good proximity of reasonable transport links and amenities within urban extensions of pre-existing towns.

Planning	As per final certificates of title
Tenure	As per final certificates of title
Tenancies	191 social rented properties and 1,521 Affordable Rented
Passing Rent	£14,340,00 per annum (actual and estimated for vacant units)
Market Rent	£19,044,240 per annum
EUV-SH	£ 302,813,000
MV-STT	£ 376,933,000
Aggregate Vacant Possession Value	£ 431,764,000
Strengths	◾ Low risk investment ◾ Long-term income profile	◾ Good income return ◾ Likely increased demand for affordable housing
Risks and Mitigates
Outstanding information in respect of the certificates of title as at the date of our report –– we draw your attention to sections 2.6 and 2.7 of our report and recommend that your solicitors advise you on the outstanding risks.

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Suitability for Security
We have considered each of the principal risks associated with these Properties within the context of the wider property market and these risks are reflected in our valuation calculations and reported figures as appropriate.

Overall, we consider that the Properties provide good security for a loan secured upon it, which reflects the nature of the Properties, our reported opinions of value and the risks involved.

Basis of valuation	Number of Units	Total Value	NIY
MV-STT	1,649 (unrestricted) 89 (restricted)	£ 376,933,000	Year 1: 2.86% At reversion: 3.76%
EUV-SH	1,712	£ 302,813,000	3.85
Aggregate Market Rent	1,712	£ 19,044,240	-
Aggregate Vacant Possession Value	1,712	£ 431,764,000	-

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1.	Instructions and Terms of Reference

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1.1.	Instructions & Terms of Reference

Further to instructions received from Deutsche Bank AG dated 21 July 2021 and our confirmation of instructions letter dated 5 August 2021 we now have pleasure in reporting to you the following valuations and advice for the purposes of assessing secured lending on the subject properties to Sage Social Housing/Blackstone Real Estate Partners LLP (the  Sponsor).

1.2.	Basis of Valuation

In accordance with your instructions, we have provided an assessment of the Market Value (“MV”) of the Properties subject to the Tenancies, Market Rent and the Existing Use Value for Social Housing (“EUV-SH”) of the tenanted properties.
Existing Use Value for Social Housing is defined by the Royal Institution of Chartered Surveyors (“RICS”) at UK VPGA 7 as:-
“Existing use value for social housing (EUV-SH) is an opinion of the best price at which the sale of an interest in a property would have been completed unconditionally for a cash consideration on the valuation date, assuming:
a)	a willing seller
b)
that prior to the valuation date there had been a reasonable period (having regard to the nature of the property and the state of the market) for the property marketing of the interest for the agreement of the price in terms and for the completion of the sale

c)	that the state of the market, level of values and other circumstances were on any earlier assumed data of exchange of contracts, the same as on the date of valuation
d)	that no account is taken of any additional bid by a prospective purchaser with a special interest
e)	that both parties to the transaction had acted knowledgeably, prudently and without compulsion
f)	that the property will continue to be let by a body pursuant to delivery of a service for the existing use
g)	that the vendor would only be able to dispose of the property to organisations intending to manage their housing stock in accordance with the regulatory body’s requirement
h)
that properties temporarily vacant pending re-letting should be valued, if there is a letting demand, on the basis that the prospective purchaser intends to re-let them, rather than with vacant possession and

i)	that any subsequent sale would be subject to all the same assumptions above”

Market Value (MV) is defined in IVS 104 paragraph 30.1 as:
“The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm’s length transaction after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”
Market Rent (MR) is defined in IVS 104 paragraph 40.15 as:
‘the estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.

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1.3.	General Assumptions and Conditions

All our valuations have been carried out on the basis of the General Assumptions and Standard Conditions set out in Appendix 7 of this report.

1.4.	Valuation Date

Our opinions of value are as at the date of this report. The importance of the valuation date must be stressed as property values can change over a relatively short period of time.

1.5.	Purpose of Valuation

We understand that our valuation is required for loan security purposes in connection with a proposed facility to be granted to the Borrower.

1.6.	Proposed Loan Terms

You have not provided us with details of the loan terms. Although we comment on the suitability of the Property as loan security, we do so generally and not in the context of specific loan terms as we are not qualified to do so.

1.7.	Conflicts of Interest

As previously advised, Savills Advisory Services Limited has had a material connection or involvement with the Property. More particularly, we have valued these properties previously for loan security, some of the properties were valued from our Leeds office. This notwithstanding you have provided your Informed Consent to us in writing and accordingly, we are reporting on an objective and unbiased basis.

You have instructed us to undertake this valuation in the knowledge that our previous involvement with the property / Borrower is that we have valued these properties previously for loan security, and the majority of properties were valued from our Leeds office. This involvement may be perceived as a potential conflict of interest, but the way in which we have managed it is that a different team of valuers in our London office are carrying out the valuation. In the light of this, we are providing you with an independent valuation of the property in accordance with the RICS Red Book. We will, however, be acting as External Valuers, as defined in the Red Book.

1.8.	Valuer Details and Inspection

The due diligence enquiries referred to below were undertaken by Katie Jeffs MRICS and Fabian Watts MRICS. The valuations have also been reviewed by Andy Smith BSc MRICS IRRV and Michal Skotny MRICS.

A representative sample of properties were inspected internally across six sites (at 87, 2314G, 36, 500B, 670, 927D) in August 2021. The homes were inspected by Ryan McGrath MRICS, Lizzie House MRICS and Giles Wickham MRICS. All of the units have been inspected externally. The COVID-19 pandemic limited the number of internal inspections that we able to be safely completed and we therefore only had access to vacant units.

All those above with MRICS or FRICS qualifications are also RICS Registered Valuers. Furthermore, in accordance with VPS 3.7, we confirm that the aforementioned individuals have sufficient current local and national knowledge of the particular market and the skills and understanding to undertake the valuation competently.

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1.9.	Extent of Due Diligence Enquiries and Information Sources

The extent of the due diligence enquiries we have undertaken and the sources of the information we have relied upon for the purpose of our valuation are stated in the relevant sections of our report below.

In summary Sage Social Housing has provided the following:

•	Property Schedule
•	Site Plans
•	Developer/Sage specification

We have also been provided with draft Certificates of Title by the Borrower’s lawyers as at the date of our report.

1.10.	Liability Cap

Our letter confirming instructions at Appendix 6 includes details of any liability cap.

1.11.	RICS Compliance

This report has been prepared in accordance with the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14 January 2019, together the ‘’Red Book’’, in particular in accordance with the requirements of VPS 3 entitled Valuation reports and VPGA 2 Valuations secured lending, as appropriate.

Our report in accordance with those requirements is set out below.

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2.	The Properties

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2.1.	The Properties

2.1.1.	Location and Description

The Properties to be valued comprise 1,712 homes in 134 schemes/locations. These are detailed in Table 1 below.
Table 1:  Stock Location
Region	Flats	Houses	Total
East Midlands	21	136	157
East of England	302	269	571
Greater London	23	8	31
South East	326	249	575
West Midlands	65	81	146
South West	45	22	67
Yorkshire and The Humber	-	13	13
North West	56	96	152
Grand Total	838	874	1,712
Source: Sage Social Housing
The stock is a mixture of new build houses and flats in new purpose built schemes dating from 2019.
The schemes are generally situated in good residential locations. Locations vary, but most stock is within good proximity of reasonable transport links and amenities.
The spread of the stock is shown on the maps in Appendix 5.
We have included a comparable evidence proforma at Appendix 4. This includes a breakdown of the number of units, types and sizes found at each scheme, including unit vacant possession values and market rents for each scheme. A map showing the national spread of the portfolio can be found in Appendix 5.

Table 2:  Year of Completion
Year of construction	Number of Units
2019	19
2020	729
2021	964
Grand Total	1,712

The units have mostly been acquired as the S106 affordable housing portion of larger private developments.

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2.1.2.	Property Types

The properties can be summarised by type and tenancy type/tenure as follows:
Table 3: Property Types and Tenure
Type	Houses & Bungalows	Flats & Maisonettes	Total
General Needs – Social Rented	103	88	191
General Needs – Affordable Rented	771	750	1,521
Total	874	838	1,712
Source: Sage Social Housing
Please refer to Appendix 1 for a full summary breakdown of the schemes and property types, together with summary rental income data. Appendix 3 includes a full list of the properties.

2.1.3.	Condition

As instructed, we have not carried out a structural survey. However, we can comment, without liability that during the course of our inspections, we observed that the Properties appear to be generally in good condition.

Apart from any matters specifically referred to in this report, we have assumed that the Properties are free from structural faults, or other defects and are in a good and lettable condition internally. The report is prepared on this assumption.

2.1.4.	High Rise Properties

Following the Grenfell Fire tragedy in June 2017, the Ministry of Housing, Communities and Local Government (MHCLG) published ‘Advice for Building Owners of Multi-Storey, Multi-Occupied Residential Buildings’ (the consolidated advice note (CAN)) in January 2020.  The CAN outlines the advice of the MHCLG’s Independent Advisory Panel on building safety for owners of domestic residential blocks of flats and extends the scope of previous advice, covering external wall systems, including balconies and other attachments, and applies to all buildings irrespective of height.

Following publication of the MHCLG’s advice the RICS produced a Guidance Note ‘Valuation of properties in multi-storey, multi-occupancy residential buildings with cladding’ 1st edition, March 2021 (the RICS Guidance Note), which came into effect on 5th April 2021. In forming our opinion of value we have had regard to both the CAN and the RICS Guidance Note.

For the purposes of valuation approach, the RICS Guidance Note categorises multi-storey buildings by storey height, 1-4 storeys (low rise), 5-6 storeys (medium rise) and more than 6 storeys (high rise).

We have made enquiries to Sage Housing who have confirmed that they are not in possession of EWS1 forms for any of the multi-storey properties within the AR2 portfolio. Our valuation is reported on the basis that the property falls outside the RICS Guidance Note on the Valuation of multi-storey, multi occupancy residential blocks of flats with cladding.

2.1.5.	Asbestos and Deleterious Materials

We have prepared our valuation on the assumption that in the construction or alteration of the properties no use was made of any deleterious or hazardous materials or techniques.   We recommend that your legal advisors confirm that any deleterious materials, including asbestos, that may have been present, have either been removed or safely encapsulated in accordance with relevant legislation.

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2.1.6.	Services

No detailed inspections or tests have been carried out by us on any of the services or items of equipment, therefore no warranty can be given with regard to their purpose. We have valued the Properties on the assumption that all services are in full working order and comply with all statutory requirements and standards.

2.2.	Environmental Considerations

We have valued the Properties on the assumption that they have not suffered any land contamination in the past, nor are they likely to become so contaminated in the foreseeable future. However, should it subsequently be established that contamination exists at the Properties, or on any neighbouring land, then we may wish to review our valuation advice.

We have assumed there to be no adverse ground or soil conditions and that the load bearing qualities of the site are sufficient to support the building constructed thereon.

2.3.	Energy Act 2011

The provisions of the Energy Act 2011 make it unlawful to sell or let commercial or residential properties without an EPC rating, or with an EPC rating of F or G (the lowest 2 grades of energy efficiency).

Properties classified as low cost rental accommodation under section 69 of the Housing and Regeneration Act where the Landlord is a private registered provider of social housing, or where the landlord is a body registered as a social landlord under Chapter 1 or Part 1 of the Housing Act 1996, fall under the exemptions for the legislation.

However the properties would be required to be compliant in the event that they were in private ownership following enforcement of the security. We therefore recommend your solicitors confirm that the properties are compliant. We have valued on the assumption that this is the case.

2.4.	Fire

Sage Social Housing confirm that, where applicable, Fire Risk Assessments (‘FRAs”) have been undertaken, are within date, and that the properties comply with all relevant standards and regulations. Our valuation is prepared on this assumption.

2.5.	Town Planning

In the context of this valuation it is not practical to make planning enquiries for all the properties but we have reviewed the draft certificates of titles provided by the Borrower’s lawyers which contain information relating to the discharge of S106 obligations in particular financial ones.

The final position will be clarified once final certificates of title have been made available. It should be noted though that in almost all cases, the properties in this portfolio comprise the affordable housing allocation of much larger residential developments being undertaken by volume house builders. Any financial contributions required under the various S106 agreements would involve the lead developer, who would be unable to complete their development without firstly agreeing the sale of the allocated Affordable Housing to a Registered Provider (such as Sage) and also making the financial contributions. The level of those contributions would be based on the whole development, not just the allocated Affordable Housing, which in most cases comprises a small part of the whole. For that reason, we consider it highly unlikely that Sage would ever find themselves in a position where they are required to pay the full amount of the financial contribution in the unlikely event that the lead developer failed to do so.

We understand from your solicitors that there is no indemnity insurance in place on any of the properties.

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We have assumed that there are no pending planning applications or other planning issues likely to adversely affect the subject properties. We have not made specific planning enquiries for each site.

We have also assumed that the relevant consent for any extensions and alterations works to the properties have been obtained and fully complied with. We advise that your solicitors confirm the properties are currently being used in line with their consented planning use and that construction fully met building regulation requirements.

2.6.	Title and Tenure

2.6.1.	Title

We have been provided with the draft certificates of title for each scheme, sent to us by the Borrower’s solicitors.

If s.106 agreements are restrictive or incorporate an ineffective Mortgagee Protection Clause (“MPC”) this can result, in the instance of rented accommodation, in the valuation being limited to EUV-SH and precluding lending at MV-STT. Following our review of the certificates of title, and in accordance with the view of each respective parties’ solicitors, we are of the opinion that the values for the following sites should be restricted to EUV-SH:

Site reference	Address
11	Grantham Road, Waddington
502	Baker Oat, Frensham
666	Warwick Road, Kibworth
670	Phase 2, Chellaston, Derby
866	Phase 1, Pound Lane, Thatcham
1109	Hawthorne Drive, Sandbach
1288	Pendeford Mill Lane, Bilbrook
866B	Phase 2, Pound Lane, Thatcham

The units highlighted in the table above, represent 63 units that are restricted to EUV-SH within our valuation. Subject to a review of the final certificates of title, we have assumed that each property has good and marketable title and that there are no restrictions or covenants that would adversely affect our opinion of value.

2.6.2.	Tenancies

We have been supplied with copies of the Borrower’s standard tenancy agreements, a Starter Tenancy and a Periodic Assured Tenancy. Most of the rented units in this portfolio are let under the Starter Tenancy. There are just over 120 tenancies whose original starting date precedes the date of this report by 12 or more months. These will have transferred to 5-year assured shorthold tenancies. Also, at the date of the report, a total of 268 units were in the process of being let. The vast majority of those vacant units were only recently completed.

Under the terms of the tenancy agreements, the rent can be revised each year in accordance with the government rent policy effective at that time. Currently, the policy uplift is CPI + 1% which runs until 2025.

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2.7.	Lotting

We have valued the properties on a site by site basis and aggregated them.

2.8.	Rental Income

The gross annual rental income currently produced by the properties, before deductions, is shown in the following table broken down by tenure.

Table 4: Gross Annual Rental Income (correct as at October 2021)
Tenure Type	Number of rented units	Estimated Gross Rent £ (includes both occupied and vacant units)
Social Rent	191	990,087
Affordable Rent	1,521	13,354,945
Total	1,712	14,345,032
Source: Sage Social Housing

Average rent levels, on a 52-week year basis, are shown below, as derived from the property schedule sent to us by the Borrower:

Table 5: Rent Levels 21/22 £ per week
Property Type	Estimated Gross Rent £ (includes both occupied and vacant units)
General Needs Houses	106.03
General Needs Flats	92.26
Social Rented Average	99.69
General Needs Houses – Affordable	178.12
General Needs Flats – Affordable	159.33
Affordable Rented Average	168.85
Source: Sage Social Housing

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3.	Market Commentary

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3.1.	General Summary

3.1.1.	Economy

In common with other economies around the world, the UK economy suffered in 2020 as the COVID-19 pandemic was the dominant feature of the global economy. The UK Government increased borrowing to put in place significant support measures for the economy and businesses, and to reduce the impact of the pandemic.

In 2021, we have seen the acceleration of Covid vaccine programmes and the opening up of economies which has boosted economic growth, especially in China, the US and the developed world. Overall, although global growth is up, on the whole, some countries are doing less well.

In many countries, including the US and the UK, Covid support programmes and other spending plans has pushed government borrowing to reach its highest levels since World War II. Equity markets are generally positive and interest rates are relatively stable although they have experienced some volatility over the last year. Energy and commodity prices continue to rise and inflation rates have picked up.

Unemployment is expected to rise much less than previously expected, and some sectors are experiencing staff shortages. In the UK, labour shortages are exacerbated by post-Brexit emigration. Central bankers in the UK, US and Europe are beginning to talk about some form of tapering of their respective asset purchase programmes. However a rise in interest rates might not be forthcoming anytime soon, despite the recent inflationary pressures, which many central banks believe to be transient.

Short-term and long-term interest rates remain low, while investor appetite for quality assets, especially housing association debt, is as strong as ever.

3.1.2.	Housing Market – General

House prices hold steady, while rents increase strongly.

House price growth slowed to 0.1% in September according to Nationwide, down from last month’s rise of 2.1%. This puts annual UK house price growth at 10.0%. Wales was the fastest growing country again this quarter, with annual price growth of 15.3%. The majority of English regions recorded slowing growth, including London, which also saw the lowest regional price growth at 4.2% in the year to Q3. So price growth is slowing but remains strong and for the first time since the Global Financial Crisis (GFC) no local authority saw house price falls during the year to June.

Activity in the housing market also remains strong and sales agreed were still 23% above the 2017-19 average in September. Over 1 million home sales had been recorded in 2021 by the end of August, a milestone we usually don’t reach until October. And we expect there to be more transactions in 2021 than in any year since the GFC.

But the housing market will not be immune to the wider economic conditions. What will happen to mortgage interest rates is key and it is hard to predict when the first rise may be or what would be the cause. Supply problems, such as the recent petrol crisis, may delay the recovery in GDP and so the Bank of England may hold its base rate lower for longer. But if the current high levels of inflation prove persistent, then the Bank has said that the base rate will be raised. This would have a knock-on effect on the affordability of mortgage payments.

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The average UK rent increased 2.1% in the year to August, according to Zoopla. Rents have increased most in the South West (7.7%) and East Midlands (6.7%), and coastal locations were strongest with Folkestone and Cornwall up 15.5% and 12.4% respectively.

The rental market across major cities is also bouncing back, driven by the return of students, graduates and corporate re-locations. Over the last year, rents were up most in Sheffield (7.6%) and Bristol (6.9%). The fastest monthly growth was in London, at 1.6% in August. It remains the only major city with lower rents than a year ago, down -5.9%, but the supply/demand mismatch was at its highest level for over a decade in August, according to the RICS survey. Across the country there is a lack of supply of homes to rent, 60% lower than this time last year, according to TwentyCI. So rents are therefore likely continue to increase over coming months.

The RICS survey for August showed the majority of surveyors were reporting falling numbers of new buyer enquiries for a second consecutive month. The shortage of supply of new homes for sale is likely to remain the more significant issue for the market. A large majority of surveyors is still reporting falling numbers of new instructions.

The RICS survey can be a good early indicator of house price movements, which are later picked up by other indices. The vast majority of surveyors continued to agree on rising house prices in August. The majority was only slightly smaller than its peak in May. House prices increased by 1.4% over the three months to September, according to Nationwide, similar to the previous month. The ONS index has been very volatile in recent months and recorded three month house price growth of 0.4% to July, much lower than the 3.9% reported in June.

3.1.3.	Social Housing and Residential Investment Markets

The impact of the COVID-19 pandemic on sales transactions between Registered Providers has been limited.  Registered Providers are working hard to support and safeguard their tenants and staff at this time.  Thorough stress testing has been carried out with particular focus on rent arrears and bad debts, voids and operational costs, with some business plans updated, but impacts are expected to be relatively limited and many paused repair and development programmes have now re started. Sales transactions have continued to take place over the past six months, market activity remains steady and there has been no discernible impact on pricing.

Activity in the residential investment market has gradually resumed and increasing numbers of transactions are taking place at pre-pandemic pricing/yields.  Levels of rent collection and occupancy rates are also at pre-pandemic levels.

3.1.4.	Residential Property Forecasts

Savills’ most recent house price forecasts (July 2021) suggest UK mainstream house price growth forecast +9.0% in 2021. The average UK house price has continued to rise strongly in 2021, increasing by +5.6% in the first six months of the year according to the Nationwide Index. Despite the rush of activity prior to the stamp duty deadlines of March and June, we are continuing to see elevated levels of demand against the backdrop of limited supply.

Our latest five year forecast for mainstream residential property is shown in the table below.

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Table 6:   UK House Price 5-Year Forecasts % pa

Region	2021	2022	2023	2024	2025	5-Year
London	7.0%	2.0%	1.5%	1.0%	0.5%	12.4%
South East	9.0%	3.0%	2.5%	2.0%	1.5%	19.1%
East of England	8.0%	3.0%	2.5%	2.0%	1.5%	18.0%
South West	8.5%	3.5%	3.0%	2.5%	2.0%	20.9%
East Midlands	9.0%	4.0%	3.5%	3.0%	2.5%	23.9%
West Midlands	9.0%	4.0%	3.5%	3.0%	2.5%	23.9%
North East	8.0%	4.0%	3.5%	3.5%	3.0%	23.9%
Yorkshire and The Humber	10.5%	4.5%	4.0%	3.5%	3.0%	28.0%
North West	10.5%	4.5%	4.0%	3.5%	3.0%	28.0%
UK	9.0%	3.5%	3.0%	2.5%	2.0%	21.5%
Source: Savills
This imbalance looks set to maintain growth for the second half of the year meaning we expect annual house price growth across the UK as a whole to end 2021 at 9.0% and transactions to exceed 1.6m for the first time since the credit crunch.
We expect transaction levels to diminish gradually over the remainder of this year as government support for both the housing market and the wider economy is withdrawn. However, the pace at which sales continue to be agreed suggests that national transaction levels will still end the year at circa 1.62m. That is roughly 35% higher than the average for the five years prior to the pandemic, despite an acknowledged shortfall of available supply to meet demand.
Affordability limits have become embedded by the stress testing of mortgage affordability at a borrower level and the caps on lending at high loan-to-income ratios that were introduced by regulators to ensure responsible lending. They are one of the key reasons behind our expectation that price growth in the period 2022 to 2025 will be in the order of 11%-12%. They also indicate limited capacity for further price growth at the end of this period, without substantially affecting who is able to buy and the number of potential transactions.
Please refer to Appendix 2 for a full, detailed market commentary.

3.2	Market Rental Commentary

The Government has extended notice periods for evictions to 6 months and confirmed no evictions will be enforced in local lock-down areas.  No direct financial support for tenants has been given to date.   However rental values tend to be more resilient than capital values during a downturn, and Savills Research expect rents to remain relatively resilient in the coming months and years. There may be modest falls in private sector rents paid over the next year as rental growth generally shows a correlation with income growth, with growth accelerating again as income growth returns.
Savills UK Housing Market Update (October 2021) reports that the average UK rent increased 2.1% in the year to August, according to Zoopla. Rents have increased most in the South West (7.7%) and East Midlands (6.7%), and coastal locations were strongest with Folkestone and Cornwall up 15.5% and 12.4% respectively.
There are signs of confidence returning to the London rental market. London saw the fastest monthly rental growth, at 1.6% in August. It remains the only major city with lower rents than a year ago, down -5.9%, but the supply/demand mismatch was at its highest level for over a decade in August, according to the RICS survey.
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Table 7: Five-year forecasts for mainstream rents

Region	2021	2022	2023	2024	2025	5 years to 2025
UK rental growth	0.80%	4.50%	3.70%	3.50%	3.50%	17.00%
London Rental	1.50%	5.50%	4.00%	3.50%	3.50%	19.30%
UK excluding London	0.50%	4.00%	3.50%	3.50%	3.50%	15.90%
UK income growth	0.40%	5.20%	3.80%	3.50%	3.30%	17.30%
Source: Savills Research, Oxford Economics
During the vaccination programme roll out we have seen the mainstream market progressively normalise; reversing some of the COVID-19 pandemic specific trends seen in 2020. In time, we expect rental growth to become primarily dictated by growth in incomes, much as it has done in the past. But, given the prospects for the wider economy, we foresee a period when the mainstream rental market remains price sensitive, to be followed by a burst of stronger rental growth that we have pencilled in for 2022.

3.3.	Local Market Conditions

The portfolio is spread throughout the UK and market conditions vary widely across local authorities, specified above. We have provided an overview of the residential market in the United Kingdom as a whole. This is illustrated by the Land Registry data in Table 8 and 9 below.
We have included the sales volume data for the first three months of 2021. We have not pro rata this information across the whole of 2021 as we do not believe this allows for accurate comparison. Similarly, average sales prices for 2021, are taken from the most recent available data, from the first 5 months of the year only.
Table 8: Sales Volume and Average Property Price – Whole of the UK

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Three quarters of the stock are located in the South East, East of England and the East Midlands and therefore a more detailed graph is included below.
Table 9: Sales Volume and Average Property Price – Regional, across the majority of the portfolio

3.4.	Vacant Possession Values

Sage Housing, the Borrower, has provided us with evidence for sales and reservations of Shared Ownership units across a number of the schemes included in this valuation. This most recent evidence is not often publicly available. We have had regard to other new build comparable sites around the subject schemes to evidence recent transactional evidence. We have used this evidence in addition to comparable information from our usual information sources.
Table 10 shows the average vacant possession values for the properties included within the valuation summarised by type and bedroom number.

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Table 10: Vacant Possession Values

Savills Property Type	Bedrooms	Average
Houses and Bungalows	1	£207,292
	2	£247,061
	3	£297,522
	4	£398,810
	5	£500,000
Average VP value of all Houses & Bungalows		£277,757
Flats and Maisonettes	1	£191,557
	2	£254,258
	3	£417,500
Average VP value of all Flats & Maisonettes		£225,542
Source: Savills
Further detail of vacant possession values at scheme level can be found on the property schedule at Appendix 3.

3.5.	Market Rents

Table 11 below shows the average rental values for the properties included within the valuation summarised by type and bedroom number. It is expected that rental levels at the lower end of the market will be less affected than vacant values by the COVID-19 crisis, because they are underpinned by a shortage of accommodation and various Government interventions to support incomes.
We have provided comparable evidence proformas in Appendix 7.
Table 11: Average Market Rent

Savills Property Type	Bedrooms	Average Market Rent £pcm
Houses and Bungalows	1	£760
	2	£899
	3	£1,066
	4	£1,043
	5	£2,000
Average VP value of all Houses & Bungalows		£1,001
Flats and Maisonettes	1	£745
	2	£939
	3	£1,263
Average VP value of all Flats & Maisonettes		£850
Source: Savills

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4.	Valuation Advice

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4.1.	Existing Use Value For Social Housing – Valuation Approach

4.1.1.	Approach to EUV-SH

EUV-SH for loan security assumes the property will be disposed of by a mortgagee in possession to another Registered Provider (“RP”) who will continue the use of the properties for social housing. These organisations will calculate their bid according to their projected income and outgoings profile which they would estimate the properties would produce under their management. This basis assumes rents will remain affordable to those in low paid employment and that all vacant units will be relet on the same basis.

We consider that the appropriate method of valuation is to use a discounted cash flow (“DCF”). The DCF allows us to project rental income and expenditure over the term of the cash flow to arrive at an annual surplus or deficit, which is then discounted to a net present value.

However it is also necessary to consider comparable transactional evidence where available.

4.1.2.	Principal DCF Variables

The DCF assumptions are derived from information received from the RP and economic data. Table 12 below sets out our principal assumptions. More detailed discussion on discount rate, adopted rent levels and rental growth is contained in the following sections.

Table 12: DCF Variables

DCF Variable	Amount	No Units	Year	Variable Unit	Source
Social Rent	£99.69	191	Current	£ pw	RP
Affordable Rent	£168.85	1,521	Current	£ pw	RP
Average Affordable “Convergence” Rent	£165.09		-	£ pw	Savills
Voids and Bad Debts	1.50%		All Years	% of Debit	Savills
Turnover (Houses)	2.00%		All Years	% pa	Savills
Turnover (Flats)	7.00%		All Years	% pa	Savills
Management Costs	£500		Annually	£ pu/pa	Savills
Catch-up Repair Costs	-		-	£ pu/pa	Savills
Cyclical & Responsive Maintenance Costs	£850		Annually	£ pu/pa	Savills
Programmed Maintenance Costs	£750		Year 11+	£ pu/pa	Savills
Rental Inflation	1.75%		Year 1	% real pa	Savills
	2.25%		Year 2	% real pa	Savills
	2.10%		Year 3 & 4	% real pa	Savills
	2.00%		Year 5+	% real pa	Savills
Major Repair Cost Inflation	1.25%		Year 1	% real pa	Savills
	1.25%		Year 2	% real pa	Savills
	1.90%		Year 3 & 4	% real pa	Savills
	0.50%		Year 5	% real pa	Savills
Maintenance Cost Inflation	0.75%		Year 1	% real pa	Savills
	-0.25%		Year 2	% real pa	Savills
	0.65%		Year 3	% real pa	Savills
	0.65%		Year 4	% real pa	Savills
	1.00%		Year 5	% real pa	Savills

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4.1.3.	Discount Rate

There is no hard-and-fast rule for determining the most appropriate rate to be adopted in a discounted cash flow.  The discount rate is probably the most important variable in the model since it determines the net present value of future predicted income and expenditure flows for the property in question.  Our role as valuers is to interpret the way in which potential purchasers of the stock would assess their bids.  The market for this stock will be within the RP sector.
Effectively, the discount rate is representative of both the long-term cost of borrowing for an acquiring organisation and the risks implicit in the property portfolio concerned.  The current level of long-term interest rates and the overall cost of funds must be reflected in our valuation. In addition to considering the cost of funds, we also need to make an allowance for the risk which attaches to our cashflow assumptions – some of which may be subject to a higher degree of risk than those generally made in the business plans.  The margin for risk needs to be considered on a case-by-case basis, having regard to the nature of the stock.
Currently, the yield on 30 year Gilts is around 0.96%. This is in effect the risk free discount rate. Yields on Housing Association long dated, rated and unrated bonds are running typically around 1.60% to 2.00% (Source: Social Housing September 2021).
The table below shows the activity in the bond market since January 2021.

Table 13:  Rated Bonds

Date	RP	Sustainability Type	Years	Notional Raised £m	Coupon Rate %	Spread %
September 2021	Platform	Sustainable Loan (UoP)	20	250	1.93	0.87
September 2021	Stonewater	Sustainable Loan (UoP)	15	250	1.63	0.85
September 2021	Clarion	Sustainable Loan (UoP)	30	300	1.88	0.93
July 2021	Metropolitan	Sustainable Loan (UoP)	15	250	1.88	1.15
July 2021	Anchor Hanover	Sustainable Loan (UoP)	30	450	2.00	0.95
July 2021	Flagship Group	Sustainable Loan (UoP)	40	250	1.88	0.95
May 2021	Notting Hill Genesis	Sustainable Loan (UoP)	15	250	2.00	1.00
May 2021	Beyond Housing	Sustainable Loan (UoP)	30	250	2.13	0.90
May 2021	Paradigm Housing	Sustainable Loan (UoP)	30	350	2.25	0.88
April 2021	PA Housing	Sustainable Loan (UoP)	15	400	2.03	0.87
March 2021	Onward Homes	-	32	350	2.13	0.88
February 2021	LiveWest	-	35	250	1.90	0.90
January 2021	Aster Group	Sustainable Loan (UoP)	15	250	1.41	0.80
Source: Savills

The supply of traditional long term (25 or 30 year) funding has diminished and is only available from a handful of lenders.  Shorter term traditional funding (5–7 years) and funding with in-built options to re-price margins at a future date are commonplace, introducing a degree of re-financing risk to business plans.
Notwithstanding this, many business plans are typically being run at nominal interest rates at ‘all-in’ long term (30 year) cost of funds including margin of around 4-5%, reflecting the availability of long term finance from the capital markets but also future refinancing risk.

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Given the sustained reduction in funding costs our view is that for good quality, generally non-problematical stock, a discount rate between 4.0% and 4.5% real is appropriate (over a long-term CPI inflation rate of 2%).  A greater margin for risk will be appropriate in some cases.  We would expect to value poorer stock at rates around 4.5% to 5.0% real.  On the other hand, exceptional stock could be valued at rates around 3.5% to 4.0% real.
We would stress our cashflows are run in perpetuity and not over 30 years.
We have adopted a discount rate of between 3.75-4.25% real over an assumed CPI inflation rate of 2.0%.  This is the rate applied over the cashflow run in perpetuity. This range of discount rates reflects the good quality, non-problematic nature of the stock, with units located in Greater London at the lower end of the range, and those schemes located in the North and North West at the upper limit of the discount rate range.

4.1.4.	Social Rents – Savills “Convergence” Rents and Rental Growth

Registered Providers are required to set their Social Rents in accordance with Rent Standard Guidance issued by the Regulator of Social Housing.  The Guidance sets out a formula for calculating most Social rents which reflects property values, local earnings and bedroom size.  From April 2020 the new Rent Policy Statement will apply which allows for existing rents to rise at CPI+1%.
Some latitude is given in that rents for new lettings can be no more than 5% higher than their formula level.  For sheltered and supported properties the margin is extended to +10%.  The rents produced by the formula are net of service charges.  Service charges are expected to be charged over and above the rents and to reflect what is actually being provided to tenants.
Mortgagees in possession and their successors in title are not bound by the provisions of the Rent Standard.  In theory, therefore, a purchaser could base a bid for the properties on rents up to open market levels as permitted under the terms of the tenancy agreements.  However any RP purchaser would need to set rents that are consistent with its objectives as a social housing provider.
We therefore believe that a purchaser in a competitive transaction is likely to set rents at a level which he considers are the maximum affordable to those in low paid employment locally.  We assume they would intend to charge such rents for new tenants and increase existing rents to a sustainable and affordable rent over a reasonable period.
The average rents across the General Needs Socially Rent charged stock are set out below, along with our assessed sustainable affordable rent or “convergence” rent.  We have adopted the convergence rents in our valuation.

Table 14:  Current and Convergence Rents 21/22 (£ pw – 52 Weeks)

Type	Estimated Tenant Household Incomes	Net Rent	Savills Convergence Rent	Savills Convergence Rent Afford. Ratio %	Market Rent pw
House	£531.52	£169.62	£174.14	32.76%	£231.03
Flat	£431.43	£152.29	£155.94	36.14%	£196.08
Total	£482.65	£161.14	£165.25	34.24%	£213.92
Source: Sage & Savills

We have assumed all rents will converge to our convergence rent in 5 years’ time.  The annual rent increases vary depending on the estimated income for a given archetype and the level at which the initial rents were set.

In the long term, in order to maintain consistent levels of rent affordability, the maximum possible rate of rent growth will be growth in local household incomes which is currently predicted to be 2.63 % pa over the next 10 years in this area.  We have therefore assumed that after they have converged rents will increase at CPI + 1% per annum.

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We have relied on the current and formula rents if appropriate supplied by the Borrower in carrying out this valuation.  We have not carried out any validation of or research into the rents supplied.

4.1.5.	Affordable Rents

In certain circumstances, RPs are able to offer new assured tenancies at intermediate rents at up to 80% of the market rent – such rents are known as ‘Affordable’ as opposed to ‘Social’ rents.  The ability to charge the higher rents is dependent upon the RP having a Development Framework contract with the HCA or a Short Form Agreement where they are not in the Development Framework.

There are currently 1,521 Affordable Rent units within the stock.  The current average rent for these units is £168.85 per week. These units have been included in our valuation at their current Affordable Rent levels.

Under the Rent Standard the rents payable for Affordable Rent tenancies increases annually by CPI plus 1% per annum.  Rents are rebased to market rent upon the granting of a new tenancy.  We have assumed that a purchaser from a mortgagee would increase existing Affordable Rents in line with movements in market rents over the long term.

Market rents tend to increase in line with household incomes. The spread of the portfolio nationally means that Income growth forecasts differ for region to region on a per annum basis.  We have therefore assumed that rents will increase at CPI + 1% pa.

4.1.6.	Sales Between Registered Providers – Transactional Evidence

Until recently evidence of sales between RPs was extremely limited – most transactions were simple transfers of engagements.  However in recent years there has been a growing body of transactional evidence from competitive sales between RPs of tenanted stock.  The evidence confirms RPs have a consistent tendency to pay a higher sums for some social housing portfolios than would be suggested by traditional, purely cashflow driven, EUV-SH valuations.  We have been heavily involved in this emerging market and have a database of transactions covering circa 50,000 units.
Although the body of evidence is relatively small compared to the total RP stock in the UK and the market is still immature, we are able to derive a view of the prices achieved for certain kinds of stock and lot sizes.  Assuming a sensible lotting of units in smaller batches of circa 100 units, bids between 5% to 30% above traditional EUV-SH levels are common for more modern stock in reasonable proximity to amenities.  In addition it can be seen that gross yields of between 6% and 7% were consistently achieved on such sales prior to the COVID-19 pandemic in the areas where the majority of the stock is located.  Please see section 4.1.2 for market commentary.
In contrast it is apparent that for lots exceeding around 200 properties the prices achieved appear to be in line with the traditional, cashflow approach to EUV-SH.
We have valued the portfolio assuming disposal in multiple lots according to scheme. Our valuation reflects the sales evidence, with particular regard to sales within the last six years. Sales evidence of portfolios in the regions where the sites are located is shown in the table below.

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Table 15:  RP Stock Sales Evidence

Portfolio Description	Number of Properties	Average of Bid Price	Average % of Base Price	Gross Yield %
East Midlands	446	£79,619	142%	7.0%
East of England	1226	£67,586	154%	8.0%
London	422	£143,531	100%	3.4%
North East	1891	£45,721	235%	8.7%
North West	815	£49,534	146%	8.3%
South East	523	£113,723	144%	5.3%
South West	1387	£64,429	117%	7.3%
West Midlands	424	£76,985	137%	5.7%
Yorkshire & the Humber	742	£34,343	172%	10.6%
Source: Savills

However the stock within this portfolio is all brand new and will therefore be of better quality than typical standing stock and we have taken this in to account in our valuation assumptions. There have been no large scale transactions of newly built affordable rented and social rented stock on such a scale. Many for profit investors are purchasing S106 packages and competing with more traditional RP’s. Although the evidence is not perfect, the pricing of those S106 packages is a useful benchmark as some of the larger for profit providers are backed by large institutions. In addition we have considered the pricing of alternative investments within the wider residential sector bearing in mind that social rented and Affordable rented portfolios are at the lower end of the risk spectrum.

4.2.	Market Value – Subject to Tenancies (MV-STT) – Valuation Approach

4.2.1.	Valuation Methodology – MV-STT

We assess the MV-STT in two ways; firstly by applying a discount to Market Value with Vacant Possession (“MV-VP”) and secondly by applying a yield to rental income.

The valuation of properties and portfolios subject to Assured and Secure tenancies is carried out with reference to comparable evidence from the sales of similar tenanted portfolios and individual units, and sold subject to Protected Tenancies or Assured Shorthold Tenancies.  There is an established body of evidence from portfolios traded on the open market to which we can refer.

Investors tend to base their bid on their ability to “trade out” individual units at Market Value assuming vacant possession over time.  In locations where there is a limited market or where a property is difficult to trade, owing to style or market conditions, investors will base their bid on rental return compared to capital cost.

The discount to MV-VP ranges from 10% for prime property to 50% where market conditions are difficult.  Typical rates are around a 15% to 20% discount to MV-VP for properties subject to AST tenancies.

The yield applied to net income varies from circa 3.75% for prime property, to 4.25% or more for poorer locations within the portfolio. This equates to a gross reversion yield on gross income (after deductions for management, maintenance & voids) of 4.36%.

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The Residential Investment market is currently picking up in all the areas included and having discussed the portfolio with agents active in the market we expect that the properties would attract demand if brought to the market. Recent sales evidence which is relevant to this valuation is in included in Appendix 8.

The discount and yield applied in our valuations has been adjusted to reflect the additional security of tenure RP tenants benefit from.

4.2.2.	COVID-19 Pandemic: Impact on MV-STT Assumptions

The COVID-19 pandemic means that less weight can be placed on evidence of individual property or residential investment sales which have completed since May 2020 as the market is experiencing pent-up demand, behavioural changes of occupiers and a stamp duty holiday at present leading to higher than anticipated levels of activity and house price growth.  It is anticipated current levels of activity will subside in 2021 as the stamp duty holiday ends and with the potential of a ‘hard’ Brexit.  As discussed in section 4 above, vacant value growth is expected to plateau in the second half of 2021, but with full year positive growth expected in 2022.

Void loss and management costs are likely to rise in the short term, although we expect this to be balanced as landlords take mitigating action and reduce repairs expenditure.  We have assumed a modest increase in outgoings of 0.25% of rent debit.

4.2.3.	Principal Assumptions – MV-STT

We have considered the above in arriving at our valuation. The yield and other principal assumptions adopted are set out below.

Table 16: MV-STT Assumptions

Variable	expressed as	Year	Amount
Passing rental income	£	Year 1	£14,351,332
Reversionary income	£	Year 2	£19,051,440
Voids	% of Rent Debit p.a.	All years	3.75%
Management	% of Rent Debit p.a.	All years	12.00%
Maintenance	% of Rent Debit p.a.	All Years	5.00%
Net Yield Applied	%	All Years	3.70 – 4.30%
Source: Savills

*Note: market rent assumed

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5.	Valuations

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5.1.	Valuations

Our valuations are as follows. Please note that this summary must only be read in conjunction with the rest of this report and all Appendices.

5.1.1.	Existing Use Value – Social Housing (EUV-SH) – Rented Properties

The aggregate EUV-SH of the freehold or Long Leasehold interest in the 1,712 homes for loan security purposes is:

£302,813,000
(THREE HUNDRED AND TWO MILLION, EIGHT HUNDRED AND THIRTEEN THOUSAND POUNDS)

5.1.2.	Market Value – Subject to Tenancies (MV-STT) – Rented Properties

The aggregate MV-STT of the freehold or Long Leasehold interest in the 1,712 homes for loan security purposes is:

£376,933,000
(THREE HUNDRED AND SEVENTY SIX MILLION, NINE HUNDRED AND THIRTY THREE THOUSAND POUNDS)

Please note that the above figure does not include 63 properties whose value has been capped at EUV-SH. Summary valuations are listed at Appendix 1. Those figures must not be used as a basis for lending until your lawyers have confirmed clear title to us.

5.1.3.	Market Rent

The Aggregate Market Rent of the 1,712 units is:

£19,044,240
(NINETEEN MILLION AND FORTY FOUR THOUSAND TWO HUNDRED AND FORTY POUNDS)

5.1.4.	Indicative Aggregate Market Value assuming Vacant Possession

The aggregate Market Value of the 1,712 units making up the portfolio is:

£431,764,000
(FOUR HUNDRED AND THIRTY ONE MILLION, SEVEN HUNDRED AND SIXTY FOUR THOUSAND POUNDS)

This assumes the properties are available with vacant possession, but in fact, the properties are subject to tenancies. This figure cannot therefore be regarded as a valuation suitable for lending. It is thus provided for illustrative purposes only and given with nil reliance.

5.2.	COVID-19 Pandemic: Market Conditions Explanatory Note

The COVID-19 pandemic and measures to tackle it continue to affect economies and real estate markets globally. Nevertheless, as at the valuation date property markets are mostly functioning, with transaction volumes and other relevant evidence at levels where enough market evidence exists upon which to base opinions of value. Accordingly - and for the avoidance of doubt, our valuation is not reported as being subject to ‘material valuation uncertainty’ as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

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This explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the valuation opinion was prepared. In recognition of the potential ‘for market conditions to move rapidly in response to changes in the control or future spread of COVID-19 we highlight the importance of the valuation date.

5.3.	Additional Advice

5.3.1.	Lending Against MV-STT

With reference to section 2.4 on Tenure, it is essential that before lending on MV-STT your lawyers confirm that the properties are capable of being let at a Market Rent, or disposed of free from restrictions, should you take possession. If there are enforceable “Housing Restrictions” in title, planning approval, s.106 agreements or by separate Nomination agreements, that, for example, limit disposal only to Registered Providers or contain binding contractual nominations, then the correct valuation basis is EUV-SH and not MV-STT.

It is up to you to assess the terms of the loan and the amount of lending based on the valuations herein. We have set out the current rental income at Appendix 1 but make no warranty that the current income is sufficient to support lending against MV- STT either on individual valuation groups or against the whole portfolio.

5.3.2.	Lending against EUV-SH

As discussed in Section 4.1 our valuation on EUV-SH reflects recent transactional evidence. Given the relative immaturity of the market for RP sales, our valuations may be subject to a higher degree of risk than traditional, purely cashflow driven valuations. The range of bids received for RP properties can be wide and is dependent both on the depth of local demand and a variety of different drivers for purchase from individual RPs.

5.4.	Lotting and Value Disaggregation

We have valued the properties on a site by site basis and aggregated them. As a result we have not assessed individual valuations for each property. We have, however, provided a disaggregation of the overall valuation figures by reference to the appropriate rent and these figures are shown on the property schedule at Appendix 3.

It is very important to note that the per unit figures shown in the schedule should not be regarded as individual valuations of the properties. They are provided as indicative figures for administrative purposes only. They should not be used for any other purpose, including disposals or re-assessment of security, without our prior written approval.

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6.	Suitability, Liability & Confidentiality

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6.1.	Suitability as Loan Security

6.1.1.	Lender’s Responsibility

It is usual for a valuer to be asked to express an opinion as to the suitability of a property as security for a loan, debenture or mortgage. However, it is a matter for the lender to assess the risks involved and make its own assessment in fixing the terms of the loan, such as the percentage of value to be advanced, the provision for repayment of the capital, and the interest rate.

In this report we refer to all matters that are within our knowledge and which may assist you in your assessment of the risk. In assessing the nature of the risk we would draw your attention to the following matters:

•
Outstanding information in respect of the certificates of title – in particular in respect of properties that do not benefit from a workable mortgagee exclusion clauses and those with outstanding planning obligations particularly financial ones – we draw your attention to sections 2.6 and 2.7 of our report and recommend that your solicitors advise you on the outstanding risks.

We have made subjective adjustments during our valuation approach in arriving at our opinion and whilst we consider these to be both logical and appropriate they are not necessarily the same adjustments which would be made by a purchaser acquiring the properties.

Where we have expressed any reservations about the property we have reflected these in the valuation figure reported. However it may be that the purchasers in the market at the time the property is marketed might take a different view.

6.1.2.	Suitability as Security

We have considered each of the principal risks associated with these Properties within the context of the wider property market and these risks are reflected in our valuation calculations and reported figures as appropriate.

Overall, we consider that the Properties provide good security for a loan secured upon it, which reflects the nature of the Properties, our reported opinions of value and the risks involved.

6.2.	Verification

This report contains many assumptions, some of a general and some of a specific nature. Our valuations are based upon certain information supplied to us by others. Some information we consider material may not have been provided to us. All of these matters are referred to in the relevant sections of this report.

We recommend that the Bank satisfies itself on all these points, either by verification of individual points or by judgement of the relevance of each particular point in the context of the purposes of our valuations. Our Valuations should not be relied upon pending this verification process.

6.3.	Confidentiality

The valuations are provided for loan security purposes. They cannot be relied upon for any other purpose, including accounts valuations, disposal, or stock swap.

In accordance with the recommendations of the RICS, this report is provided solely for the purposes stated above. It is confidential to and for the use only of the party to whom it is addressed and no responsibility whatsoever is accepted to any third party for the whole or any part of its contents. Any such parties rely upon this report at their own risk. Neither the whole nor any part of this report or any reference to it may be included now, or at any time in the future, in any published document, circular or statement, nor published, referred to or used in any way without our written approval of the form and context in which it may appear.

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We trust the above is acceptable for your purposes, should you have any queries, please do not hesitate to contact us.

Yours faithfully

For and on behalf of Savills Advisory Services Limited

Andy Smith BSc MRICS IRRV	Michal Skotny MRICS	Fabian Watts MRICS
RICS Registered Valuer	RICS Registered Valuer	RICS Registered Valuer
Director	Director	Director

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Appendices

Appendix 1 Executive Summary of Valuation

Deutsche Bank AG	October 2021

Executive Valuation Summary - Sage Housing 1,712-unit portfolio AR2 (October 2021)

Unique Deal Number	Development name	Region	Developer	Number of units	Estimated passing rent (rounded)	EUV-SH	MV-STT
1	001 Land South Of Farriers Way	East of England	Bellway Homes Limited	10	£ 77,000	£ 1,544,000	£ 2,047,000
11	Grantham Road Waddington	East Midlands	Jelson Homes	14	£ 96,000	£ 1,851,000	£ 1,851,000
14	014 Leigh Road Wimborne	South West	Barratt Homes	9	£ 102,000	£ 2,247,000	£ 2,648,000
36	Antoinette Hotel	Greater London	James Taylor Group	6	£ 84,000	£ 1,998,000	£ 2,554,000
69	069 Coventry Road Lutterworth	East Midlands	Mulberry Homes	10	£ 79,000	£ 1,581,000	£ 2,186,000
87	087 Mansfield Road	East Midlands	Redrow	12	£ 78,000	£ 1,464,000	£ 2,198,000
88	Foxlow Farm Buxton	East Midlands	Keepmoat Homes	2	£ 13,000	£ 242,000	£ 307,000
89	089 Wakefield City	Yorkshire and The Humber	Redrow	6	£ 28,000	£ 645,000	£ 1,273,000
90	Gynsill Lane	East Midlands	Keepmoat	4	£ 27,000	£ 499,000	£ 850,000
101	101 Harrowden Green	East of England	Abbey Developments	10	£ 86,000	£ 1,779,000	£ 2,492,000
103	103 Stamford Exchange	East Midlands	Taylor Wimpey	7	£ 50,000	£ 945,000	£ 1,424,000
105	105 Waterloo Road	West Midlands	Miller Homes	25	£ 172,000	£ 4,303,000	£ 5,527,000
122	122 Redlodge	East of England	Barratt Homes	17	£ 133,000	£ 2,640,000	£ 2,973,000
131	131 Coton Lane	West Midlands	Persimmons	15	£ 99,000	£ 1,861,000	£ 2,588,000
132	132 Marham Park	East of England	Barratt Homes	15	£ 103,000	£ 1,955,000	£ 2,781,000
136	136 High Street Fenstation	East of England	Morris Homes (Midlands) Limited	20	£ 159,000	£ 3,190,000	£ 4,090,000
150	150 Lower Hoddern Farm Peaceh	South East	Barratt Homes	6	£ 58,000	£ 1,268,000	£ 1,462,000
157	157 Broadbridge Heath Horsham	South East	Abbey Homes	12	£ 112,000	£ 2,394,000	£ 2,566,000
180	180 Chapel Lane	East Midlands	Barratt Homes	14	£ 90,000	£ 1,733,000	£ 2,492,000
185	185 Cockanyes Lane Alreford Es	East of England	Taylor Wimpey	6	£ 35,000	£ 629,000	£ 988,000
192	192 Ph 1 Mascalls Court Farm	South East	Persimmon Homes	27	£ 228,000	£ 4,772,000	£ 7,009,000
221	221 London Road Hampton	East of England	Barratt Homes	9	£ 63,000	£ 1,221,000	£ 1,673,000
223	223 Uttoxeter Hazelwall Farm	West Midlands	Barratt Homes	4	£ 23,000	£ 475,000	£ 743,000
231	231 Magna Road Poole	South West	Barratt Homes	27	£ 228,000	£ 4,666,000	£ 5,794,000
241	Blyth Road	Greater London	Bellway London	7	£ 92,000	£ 2,169,000	£ 3,217,000
252	252 Wharf Off The Bull Ring	West Midlands	Ar Cartwright Limited	7	£ 42,000	£ 749,000	£ 810,000
253	253 Havent Road Warblington	South East	Barratt Homes	6	£ 65,000	£ 1,430,000	£ 1,707,000
295	295 Eagle Farm	East of England	Barratt Homes	32	£ 320,000	£ 6,992,000	£ 7,574,000
328	328 Tanyard Farm Rushgreen Ro	North West	Bellway Homes	8	£ 48,000	£ 1,065,000	£ 1,825,000
340	340 Hitchin Road Lower Stondo	East of England	Bdwh	8	£ 84,000	£ 1,805,000	£ 2,545,000
341	341 Madgwick Park	South East	Barratt Homes	27	£ 296,000	£ 6,589,000	£ 7,991,000
362	362 Higher Standen Clitheroe	North West	Taylor Wimpey	16	£ 88,000	£ 1,523,000	£ 2,549,000
368	368 Heathfield Nook Road Buxto	East Midlands	Barratt Homes	33	£ 206,000	£ 3,736,000	£ 5,033,000
400	400 St Peter’S Place	South West	Persimmons	13	£ 89,000	£ 1,715,000	£ 1,789,000
405	405 The Paddocks	South East	Persimmons	51	£ 494,000	£ 10,604,000	£ 11,326,000
442	442 Lucks Lane Buckden	East of England	Bloor Homes	8	£ 68,000	£ 1,362,000	£ 1,767,000
448	448 Land Off Cranleigh Road P	South East	Persimmons	25	£ 220,000	£ 4,657,000	£ 6,395,000
483	483 Upper Caldecote Biggleswa	East of England	Martin Grant Homes	3	£ 24,000	£ 487,000	£ 774,000
492	492 Newport Road New Bradwell	South East	Paul Newman New Homes	7	£ 56,000	£ 1,151,000	£ 1,291,000
502	502 Baker Oat Frensham	South East	Cala Management Limited	3	£ 34,000	£ 770,000	£ 770,000
545	545 Hawthorne Road Ramsey	East of England	Linden Limited	3	£ 17,000	£ 397,000	£ 449,000
553	553 Boyton Place (Phase 1) H	East of England	Persimmons	24	£ 177,000	£ 3,484,000	£ 4,975,000
573	573 Crewe Road Alsager	North West	Persimmons	8	£ 48,000	£ 866,000	£ 1,031,000
579	579 The Signals Watton	East of England	Bennett Homes	2	£ 12,000	£ 221,000	£ 267,000
588	588 Houghton Regis	East of England	Bellway	27	£ 279,000	£ 5,934,000	£ 7,759,000
595	595 Rookery Farm	South East	Barratt Homes	28	£ 263,000	£ 5,649,000	£ 6,641,000
605	Copperfield Road Phase 1 & 2 C	East of England	Persimmon	22	£ 246,000	£ 5,382,000	£ 7,336,000
611	611 Frenze Hall Lane	East of England	Persimmons	1	£ 7,000	£ 130,000	£ 187,000
635	635 Beaumont School St Albans	East of England	Charles Church Development Limited	22	£ 289,000	£ 6,373,000	£ 8,322,000
666	Warwick Road| Kibworth	East Midlands	Barratt	4	£ 25,000	£ 453,000	£ 453,000
670	670 Chellaston Phase 2	East Midlands	Persimmons	21	£ 123,000	£ 2,775,000	£ 2,775,000
677	Hesketh Bank Preston	North West	Persimmon Homes	32	£ 201,000	£ 3,655,000	£ 4,517,000
683	683 Millersfield Sproston Phas	East of England	Persimmons	19	£ 119,000	£ 2,187,000	£ 3,273,000
685	685 Ram Gorse Harlow	East of England	Kier Living Limited	15	£ 179,000	£ 3,978,000	£ 4,655,000
689	689 Celsea Place	South East	Linden Limited	3	£ 32,000	£ 712,000	£ 881,000
706	706 Little Walden Roadm Saffro	East of England	Persimmons	1	£ 8,000	£ 162,000	£ 218,000
711	711 Sandbach Cheshire Junction	North West	Barratt Homes	12	£ 57,000	£ 915,000	£ 1,395,000
782	Higham Lane Nuneaton	West Midlands	Persimmon Homes	12	£ 78,000	£ 1,450,000	£ 1,951,000
788	788 Park Prewett Basingstoke	South East	Barratt Homes	20	£ 157,000	£ 3,215,000	£ 3,808,000
813	813 Fleckney Road Fleckney L	East Midlands	Persimmon Homes	7	£ 51,000	£ 1,023,000	£ 1,282,000
818	818 Eynsham Oxfordshire	South East	Taylor Wimpey	37	£ 349,000	£ 7,500,000	£ 9,358,000
833	833 Pointers East Caister	East of England	Persimmons	9	£ 55,000	£ 1,011,000	£ 1,388,000
836	836 Barn End Road Warton	West Midlands	Bellway	14	£ 106,000	£ 2,089,000	£ 2,628,000
866	866 Thatcham Pound Lane	South East	Persimmons	6	£ 50,000	£ 1,039,000	£ 1,039,000
885	885 Land To The South Of Fairc	South East	Linden	9	£ 96,000	£ 2,137,000	£ 2,229,000
888	888 Hen & Duckhurst Farm	South East	Barratt Homes	25	£ 206,000	£ 4,264,000	£ 4,933,000
893	893 Imperial Park Phase 2 No	North West	Barratt	6	£ 40,000	£ 759,000	£ 801,000
921	921 Former Pontins Holiday Cam	North West	Persimmons	39	£ 202,000	£ 4,908,000	£ 5,867,000
940	940 Warwick Road Banbury	South East	Taylor Wimpey	11	£ 91,000	£ 1,896,000	£ 2,051,000
942	942 Uxbridge Phase 3C	Greater London	Persimmon Homes North London	1	£ 5,000	£ 155,000	£ 267,000

991	991 Gipping Mill Great Blaken	East of England	Persimmon	13	£ 97,000	£ 1,926,000	£ 2,643,000
1013	1013 Charity Farm Uppingham	East Midlands	Bloor Homes	5	£ 33,000	£ 623,000	£ 897,000
1046	1046 Ph2C Tidworth Wiltshire	South West	Persimmon Homes	4	£ 37,000	£ 769,000	£ 801,000
1067	Stortford Road Standon	East of England	Stonebond Properties	6	£ 53,000	£ 1,105,000	£ 1,261,000
1109	1109 Hawthorne Drive Sandbach	North West	Persimmon Homes	7	£ 43,000	£ 783,000	£ 783,000
1112	1112 Wymondham Phase 2	East of England	Taylor Wimpey	4	£ 29,000	£ 564,000	£ 828,000
1144	Kings Grove	West Midlands	Bellway	1	£ 12,000	£ 282,000	£ 378,000
1222	1222 Walton Gate Felixstowe Su	East of England	Barratt Homes	4	£ 23,000	£ 388,000	£ 490,000
1226	Thwaites Road| Oswaldtwistle	North West	Persimmon Homes	5	£ 30,000	£ 541,000	£ 961,000
1260	North Kilworth	East Midlands	Snowden Homes	3	£ 20,000	£ 373,000	£ 676,000
1288	Pendeford Mill Lane Bilbrook	West Midlands	Bloor Homes	6	£ 30,000	£ 632,000	£ 632,000
1304	1304 Parcel 1 Houghton Regis	East of England	Linden	15	£ 148,000	£ 3,165,000	£ 4,557,000
1305	Ladbroke Grove| Monkston Park|	South East	R&B Newman	6	£ 46,000	£ 946,000	£ 1,163,000
1380	1380 Saxon Gardens Sherburn In	Yorkshire and The Humber	Redrow Homes	2	£ 13,000	£ 266,000	£ 334,000
1483	Coldharbour Road Gravesend	South East	Persimmon Homes	20	£ 215,000	£ 4,755,000	£ 5,712,000
1508	1508 Station Road Warboys Hun	East of England	Bdw	9	£ 70,000	£ 1,466,000	£ 1,713,000
1510	1510 Mepal Road	East of England	Galliford Try	17	£ 128,000	£ 2,534,000	£ 3,482,000
1580	Harrow View West	Greater London	Persimmon	17	£ 242,000	£ 5,815,000	£ 6,281,000
1644	1644 Lodge Farm Witham Essex	East of England	Redrow	27	£ 252,000	£ 5,316,000	£ 6,786,000
1739	Norwich Road Swaffham	East of England	Persimmon	7	£ 42,000	£ 768,000	£ 1,039,000
1771	Silver Street| Reading	South East	Thomas Homes	18	£ 188,000	£ 4,144,000	£ 4,575,000
1907	Newark Street	South East	Thomas Homes Limited	2	£ 19,000	£ 410,000	£ 436,000
2089	Phase 1 & 2 Heathy Wood Coptho	South East	St Modwen	19	£ 194,000	£ 4,262,000	£ 4,586,000
2389	Tilden Gill Tenterden	South East	Redrow	6	£ 49,000	£ 1,013,000	£ 1,317,000
2539	Oakwood Park Clacton-On-Sea	East of England	Persimmon Homes	6	£ 53,000	£ 1,107,000	£ 1,164,000
2692	Woburn Sands	South East	Taylor Wimpey	17	£ 140,000	£ 2,906,000	£ 3,461,000
2766	Gamblemead	South East	Vistry	5	£ 62,000	£ 1,400,000	£ 1,700,000
2845	Wakefield City Fields - Phases	Yorkshire and The Humber	Miller	3	£ 15,000	£ 306,000	£ 521,000
2850	Blythe Bridge Stafford	West Midlands	St Modwen	6	£ 37,000	£ 666,000	£ 1,148,000
3092	Pine Grove Crowborough	South East	Abbey Developments	24	£ 226,000	£ 4,864,000	£ 5,917,000
3114	Green Road Haughley	East of England	Bloor Homes	1	£ 7,000	£ 140,000	£ 205,000
3128	Sandholme Way, Howden	Yorkshire and The Humber	Harron Homes - North	2	£ 14,000	£ 268,000	£ 304,000
3272	Skylarks Dunston Lane	East Midlands	William Davis	2	£ 19,000	£ 395,000	£ 641,000
145B	145B Tixall Road Stafford Ph	West Midlands	Redrow	56	£ 263,000	£ 5,876,000	£ 11,029,000
154B	154B Bishops Stortford North	East of England	Persimmons	8	£ 69,000	£ 1,424,000	£ 2,047,000
154D	Bishops Stortford North	East of England	Persimmon	17	£ 167,000	£ 3,565,000	£ 4,423,000
158A	158A Melton Road Edwalton	East Midlands	Bovis Homes Limited	7	£ 40,000	£ 1,045,000	£ 1,651,000
164A	164A West Witney (Bloor)	South East	Bloor Homes Limited	13	£ 128,000	£ 2,785,000	£ 3,487,000
164B	164B West Witney (Bovis)	South East	Bovis Homes Limited	11	£ 86,000	£ 1,769,000	£ 2,176,000
164C	164C West Witney (Persimmon)	South East	Persimmons	18	£ 176,000	£ 3,843,000	£ 4,897,000
1709AG	Stoneley Park Coppenhall Crewe	North West	Taylor Wimpey	13	£ 72,000	£ 1,221,000	£ 1,272,435
2001AG	Picket Twenty Adover	South East	Persimmon Homes	17	£ 82,000	£ 1,981,000	£ 2,412,000
200A	200A Gilden Way	East of England	Barratt	23	£ 244,000	£ 5,285,000	£ 5,599,000
200B	200B Gilden Way	East of England	Taylor Wimpey	42	£ 397,000	£ 8,376,000	£ 9,021,000
200C	200C Gilden Way	East of England	Persimmons	38	£ 367,000	£ 7,556,000	£ 8,090,000
200E	Harlow	East of England	Taylor Wimpey	3	£ 35,000	£ 767,000	£ 781,000
2014A	Park Farm South East	South East	Persimmon	10	£ 102,000	£ 2,233,000	£ 2,812,000
2060AG	Phase 7 Newton Leys	South East	Taylor Wimpey	13	£ 186,000	£ 4,328,000	£ 4,549,000
2302G	Longhedge Village	South West	Bovis Homes	1	£ 9,000	£ 194,000	£ 276,000
2310G	Davington Fields	South East	Bovis Homes	6	£ 51,000	£ 1,064,000	£ 1,231,000
2314G	Emmbrook Place	South East	Bovis Homes	24	£ 265,000	£ 5,904,000	£ 6,019,000
2323G	Links Lane	East of England	Bovis Homes	10	£ 60,000	£ 1,637,000	£ 2,407,000
2350G	Hampton Water	East of England	Bovis Homes	20	£ 133,000	£ 2,512,000	£ 3,218,000
258A	258A Land Off A38 Bristol Road	South West	Taylor Wimpey	7	£ 34,000	£ 793,000	£ 1,415,000
377B	377B Chestnut Grove	East Midlands	Taylor Wimpey	12	£ 107,000	£ 2,224,000	£ 2,786,000
500A	500A Clipstone (Barratt/Dw)	East of England	Barratt Homes	3	£ 28,000	£ 608,000	£ 814,000
500B	500B Clipstone Park	East of England	Taylor Wimpey	4	£ 35,000	£ 748,000	£ 1,095,000
582B	582B Phase F Longford Banbur	South East	Taylor Wimpey	7	£ 50,000	£ 1,004,000	£ 1,317,000
634EG	Stonehouse Stroud (H21)	South West	Redrow	6	£ 50,000	£ 1,018,000	£ 1,314,000
788B	788B P2B Park Prewett Basings	South East	Barratt	20	£ 169,000	£ 3,541,000	£ 4,017,000
807C	Woodford Garden Village Phases	North West	Redrow	6	£ 40,000	£ 749,000	£ 1,015,000
866B	866B Pound Lane Thatcham (Ph.	South East	Persimmon Homes	2	£ 18,000	£ 389,000	£ 389,000
920A	920A Apsley Quay Frogmore He	East of England	Bellway	11	£ 114,000	£ 2,458,000	£ 3,111,000
927D	Aylesbury Village Phases 4.6 &	South East	Barratt Homes	14	£ 160,000	£ 3,593,000	£ 4,256,000

Appendix 2 Market Commentary

Deutsche Bank AG	October 2021

UK Residential – September 2021

SAVILLS
RESEARCH

UK Housing Market Update

savills

Transactions dip in the wake of the stamp duty deadline, but house price growth remains strong

House prices rose 2.1% in August according to Nationwide, more than offsetting last month's fall of -0.6%. This brings annual house price growth to 11.0%, supporting our view that price growth will remain strong this year and on track to surpass our forecast of 9.0%.

Only 82,110 transactions were recorded in July, down from the 213,000 recorded in June. This is a monthly fall of 62%, and put transactions 22% below the 2017-19 average for the month. This shows the distorting effect of the stamp duty holiday, with the first and most significant deadline now passed. We expect a smaller spike in September before the next deadline, as buyers can still save up to £2,500, but not to the same magnitude as the June distortion.

Mortgage data suggest activity will remain strong, with 2021 seeing 28% more mortgages approvals so far compared to this time in 2019.

Demand has started to soften, but remains above supply. The latest RICS survey shows demand falling, but it remains above the level of new instructions, which have already been falling for four months. This supply-demand mismatch is echoed by TwentyCI, who reported sales agreed in August to be 9% above the 2017-19 average, while new instructions are 19% below. The gap between supply and demand will continue to be a key driver of price growth.

First Time Buyer numbers were up 63% in June compared to June 2019. Their share of the market has fallen however, down to 25% of all mortgages from 30% in 2019. They are being held back by persistently high interest rates on higher LTV mortgages. Home mover numbers were up 144% and they accounted for 33% of the market, up from 29% in 2019.

There were higher numbers of more affluent buyers during the pandemic. Across both buyer types we've seen a greater use of equity, with the average LTV falling to 69%, down from 73% last June. So lenders are more insulated from any house price falls. The average income of both first time buyers and home movers has also increased.

The average UK rent increased 1.2% in the year to July, according to the ONS. Rental growth has been strongest in the East Midlands and the South West, both up 2.5% annually.

Annual house price growth in May was strongest in Merthyr Tydfil at 16.3%, followed by Derbyshire Dales at 15.1%. Only Aberdeen saw values falls over this period, down -0.9%.

Figure 1 House price growth to May-21 since 07/08 peak

House price growth vs 07/09 peak
Over 50%
30% to 50%
20% to 30%
10% to 20%
0% to 10%
Value falls

Source Savills using HM Land Registry and Registers of Scotland (6 month smoothed)*

Figure 2 Annual house price growth to May-21

Annual house price growth to May-21
Above 10%
8% to 10%
6% to 8%
4% to 6%
0% to 4%
Value falls

Source Savills using HM Land Registry and Registers of Scotland (6 month smoothed)*

1

UK Housing Market Update

Figure 3 Surveyors report falling demand and falling supply

The RICS survey for July showed the majority of surveyors were reporting falling numbers of new buyer enquiries, indicating a cooling in demand following the first SDLT deadline.

The latest reading for new instructions continued its decline into negative territory, to -46, the weakest reading on record, aside from when the market was closed in March & April last year.

This continued strain on supply and only slight let-up in demand will continue to support house price growth over the coming months.

Net balance of opinon
80
60
40
20
0
-20
-40
-60
-80
-100
New buyer enquiries
New instructions
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21

Source RICS (seasonally adjusted)

Figure 4 Value growth still strong

Surveyors continued to agree on rising house prices in July at +79, only marginally down on June's +83.

Nationwide reported a seasonally adjusted three month growth figure of 2.1% in August, slightly up on last month's 2.0%.

The ONS index, which tends to lag the others (being reliant on sales completions), reported a seasonally adjusted three month growth figure of 3.1% in June.

Three month house price growth
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
RICS net balance of opinion
100
80
60
40
20
0
-20
-40
-60
-80
-100
RICS (Right Axis)
Nationwide
ONS
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21

Source RICS, Nationwide, ONS

Figure 5 Transaction activity down in July following first stamp duty deadline

Transactions in July fell to their lowest levels this year, after an incredibly strong H1. At just over 82,000, transaction levels in July 2021 were on par with July 2020, 22% down on the pre-pandemic average.

Another volatile few months for transactions is expected, as the final stamp duty holiday deadline creates a second wave of pressure for sales completions before the end of September.

2018
2019
2020
2021
Number of residential sales completions, per month
230,000
210,000
190,000
170,000
150,000
130,000
110,000
90,000
70,000
50,000
30,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

Source HMRC

2

UK Housing Market Update

Table 1 Recent house price growth

	Nationwide (Regions to Q2 2021, UK to August-21)			ONS (to June-21)			Savills (to May-21)		
	m/m	q/q	y/y	m/m	q/q	y/y	m/m	q/q	y/y
UK	2.1%	2.1%	11.0%	4.2%	3.0%	13.2%	0.2%	1.4%	7.2%
London	-	3.4%	7.2%	2.7%	0.4%	6.3%	-0.4%	-0.3%	5.1%
South East	-	3.6%	11.0%	2.3%	1.3%	10.6%	0.1%	1.0%	6.0%
East of England	-	3.3%	9.8%	4.3%	3.5%	12.1%	0.3%	1.1%	5.8%
South West	-	4.2%	10.5%	5.0%	2.8%	13.7%	0.3%	1.4%	7.2%
East Midlands	-	4.1%	12.2%	4.9%	4.2%	14.3%	0.3%	1.5%	7.0%
West Midlands	-	3.6%	12.3%	5.5%	4.6%	15.0%	0.3%	1.1%	6.7%
North East	-	4.2%	11.2%	5.0%	1.6%	15.3%	0.6%	1.6%	7.2%
Yorks & Humber	-	3.8%	13.0%	6.6%	3.7%	15.9%	0.1%	1.2%	8.0%
North West	-	3.1%	10.9%	6.1%	5.2%	18.7%	0.6%	1.7%	8.1%
Wales	-	3.0%	13.3%	4.2%	4.1%	16.7%	0.6%	2.3%	8.6%
Scotland	-	2.5%	7.0%	1.2%	1.1%	12.0%	0.3%	1.1%	7.6%

Source Savills using HM Land Registry and Registers of Scotland (6 month smoothed)*, Nationwide (seasonally adjusted), ONS (seasonally adjusted)

Table 2 House price forecasts (published July 2021)

Region	2021	2022	2023	2024	2025	5 years to 2025
UK	9.0%	3.5%	3.0%	2.5%	2.0%	21.5%
London	7.0%	2.0%	1.5%	1.0%	0.5%	12.4%
South East	9.0%	3.0%	2.5%	2.0%	1.5%	19.1%
East of England	8.0%	3.0%	2.5%	2.0%	1.5%	18.0%
South West	8.5%	3.5%	3.0%	2.5%	2.0%	20.9%
East Midlands	9.0%	4.0%	3.5%	3.0%	2.5%	23.9%
West Midlands	9.0%	4.0%	3.5%	3.0%	2.5%	23.9%
North East	8.0%	4.0%	3.5%	3.5%	3.0%	23.9%
Yorks & Humber	10.5%	4.5%	4.0%	3.5%	3.0%	28.0%
North West	10.5%	4.5%	4.0%	3.5%	3.0%	28.0%
Wales	10.0%	4.0%	4.0%	3.5%	3.0%	26.8%
Scotland	9.5%	4.0%	3.5%	3.0%	2.5%	24.4%

Savills team

Please contact us for further information

Sophie Tonge
Analyst
sophie.tonge@savills.com
0203 618 3528

Ed Hampson
Associate
ed.hampson@savills.com
0203 107 5460

Chris Buckle
Director
cbuckle@savills.com
0207 016 3881

*Savills index is an unadjusted repeat sales index based on HM Land Registry and Registers of Scotland price paid data. Note that Savills national index (labelled UK) is for Great Britain, not including Northern Ireland.

This report is for general informative purposes only. It may not be published, reproduced or quoted in part or in whole, nor may it be used as a basis for any contract, prospectus, agreement or other document without prior consent. Whilst every effort has been made to ensure its accuracy, Savills accepts no liability whatsoever for any direct or consequential loss arising from its use. The content is strictly copyright and reproduction of the whole or part of it in any form is prohibited without written permission from Savills Research.

savills

3

Appendix 3 Schedule of Properties

Deutsche Bank AG	October 2021

Appendix 3 - schedule of individual properties - 14 October 2021 (portfolio of 1,712 units)

note: please refer to 5.4 for comment on “per unit” figures.
ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0004001	1	001 Land South Of Farriers Way	1	PE28 2LW	Flat	Flat	1 bed	AR	570	£ 150,000	£ 263.03	£ 138	£ 600	£ 117	£ 107,750	£ 133,500
0004002	1	001 Land South Of Farriers Way	2	PE28 2LW	Flat	Flat	2 bed	AR	742	£ 190,000	£ 255.91	£ 173	£ 750	£ 136	£ 148,500	£ 169,100
0004003	1	001 Land South Of Farriers Way	3	PE28 2LW	Flat	Flat	1 bed	AR	570	£ 150,000	£ 263.03	£ 138	£ 600	£ 117	£ 107,750	£ 133,500
0004004	1	001 Land South Of Farriers Way	4	PE28 2LW	Flat	Flat	1 bed	AR	646	£ 170,000	£ 263.32	£ 150	£ 650	£ 122	£ 107,750	£ 151,300
0004005	1	001 Land South Of Farriers Way	5	PE28 2LW	Flat	Flat	2 bed	AR	839	£ 210,000	£ 250.21	£ 185	£ 800	£ 141	£ 148,500	£ 186,900
0004006	1	001 Land South Of Farriers Way	6	PE28 2LW	Flat	Flat	1 bed	AR	646	£ 170,000	£ 263.32	£ 150	£ 650	£ 122	£ 107,750	£ 151,300
0004011	1	001 Land South Of Farriers Way	27	PE28 2LW	House	SD	3 bed	AR	1054	£ 315,000	£ 298.73	£ 231	£ 1,000	£ 183	£ 204,000	£ 280,350
0004012	1	001 Land South Of Farriers Way	28	PE28 2LW	House	SD	3 bed	AR	1054	£ 315,000	£ 298.73	£ 231	£ 1,000	£ 183	£ 204,000	£ 280,350
0004013	1	001 Land South Of Farriers Way	29	PE28 2LW	House	SD	3 bed	AR	1054	£ 315,000	£ 298.73	£ 231	£ 1,000	£ 183	£ 204,000	£ 280,350
0004014	1	001 Land South Of Farriers Way	30	PE28 2LW	House	SD	3 bed	AR	1054	£ 315,000	£ 298.73	£ 231	£ 1,000	£ 183	£ 204,000	£ 280,350
0073003	14	014 Leigh Road Wimborne	86	BH21 2BZ	Flat	SD	2 bed	AR	620	£ 325,000	£ 524.40	£ 254	£ 1,100	£ 203	£ 241,250	£ 289,277
0073004	14	014 Leigh Road Wimborne	87	BH21 2BZ	Flat	SD	2 bed	AR	724	£ 335,000	£ 462.89	£ 277	£ 1,200	£ 222	£ 241,250	£ 298,178
0073005	14	014 Leigh Road Wimborne	88	BH21 2BZ	Flat	SD	2 bed	AR	620	£ 325,000	£ 524.40	£ 254	£ 1,100	£ 203	£ 241,250	£ 289,277
0073006	14	014 Leigh Road Wimborne	89	BH21 2BZ	Flat	SD	2 bed	AR	724	£ 335,000	£ 462.89	£ 277	£ 1,200	£ 222	£ 241,250	£ 298,178
0073081	14	014 Leigh Road Wimborne	301	BH21 2BZ	House	MT	3 bed	AR	1165	£ 375,000	£ 322.02	£ 335	£ 1,450	£ 268	£ 317,000	£ 333,782
0073082	14	014 Leigh Road Wimborne	302	BH21 2BZ	House	MT	3 bed	AR	1165	£ 375,000	£ 322.02	£ 335	£ 1,450	£ 268	£ 317,000	£ 333,782
0073083	14	014 Leigh Road Wimborne	303	BH21 2BZ	House	MT	3 bed	AR	1165	£ 375,000	£ 322.02	£ 335	£ 1,450	£ 268	£ 317,000	£ 333,782
0073084	14	014 Leigh Road Wimborne	304	BH21 2BZ	Flat	SD	1 bed	AR	497	£ 235,000	£ 473.02	£ 185	£ 800	£ 148	£ 165,500	£ 209,170
0073085	14	014 Leigh Road Wimborne	305	BH21 2BZ	Flat	SD	1 bed	AR	630	£ 295,000	£ 468.44	£ 208	£ 900	£ 166	£ 165,500	£ 262,575
0069001	69	069 Coventry Road Lutterworth	53	LE17 4TA	House	SD	2 bed	AR	659	£ 200,000	£ 303.49	£ 185	£ 800	£ 136	£ 136,750	£ 178,020
0069002	69	069 Coventry Road Lutterworth	54	LE17 4TA	House	SD	2 bed	AR	659	£ 200,000	£ 303.49	£ 185	£ 800	£ 136	£ 136,750	£ 178,020
0069006	69	069 Coventry Road Lutterworth	58	LE17 4TA	House	D	4 bed	AR	1167	£ 427,950	£ 366.71	£ 277	£ 1,200	£ 206	£ 243,500	£ 380,919
0069012	69	069 Coventry Road Lutterworth	64	LE17 4TA	House	SD	2 bed	AR	659	£ 200,000	£ 303.49	£ 185	£ 800	£ 136	£ 136,750	£ 178,020
0069013	69	069 Coventry Road Lutterworth	65	LE17 4TA	House	SD	2 bed	AR	659	£ 200,000	£ 303.49	£ 185	£ 800	£ 136	£ 136,750	£ 178,020
0069014	69	069 Coventry Road Lutterworth	66	LE17 4TA	House	SD	2 bed	AR	659	£ 200,000	£ 303.49	£ 185	£ 800	£ 136	£ 136,750	£ 178,020
0069015	69	069 Coventry Road Lutterworth	67	LE17 4TA	House	SD	2 bed	AR	659	£ 200,000	£ 303.49	£ 185	£ 800	£ 136	£ 136,750	£ 178,020
0069032	69	069 Coventry Road Lutterworth	116	LE17 4TA	House	D	4 bed	AR	1167	£ 427,950	£ 366.71	£ 277	£ 1,200	£ 222	£ 243,500	£ 380,919
0069036	69	069 Coventry Road Lutterworth	137	LE17 4TA	House	SD	2 bed	AR	659	£ 200,000	£ 303.49	£ 185	£ 800	£ 136	£ 136,750	£ 178,020
0069037	69	069 Coventry Road Lutterworth	138	LE17 4TA	House	SD	2 bed	AR	659	£ 200,000	£ 303.49	£ 185	£ 800	£ 136	£ 136,750	£ 178,020
0051026	87	087 Mansfield Road	132	DE21 4FW	House	SD	2 bed	AR	680	£ 185,000	£ 272.17	£ 135	£ 585	£ 108	£ 104,667	£ 164,628
0051027	87	087 Mansfield Road	133	DE21 4FW	House	SD	2 bed	AR	680	£ 185,000	£ 272.17	£ 135	£ 585	£ 108	£ 104,667	£ 164,628
0051028	87	087 Mansfield Road	134	DE21 4FW	House	EOT	2 bed	AR	782	£ 190,000	£ 243.06	£ 150	£ 650	£ 120	£ 104,667	£ 169,077
0051029	87	087 Mansfield Road	135	DE21 4FW	House	MT	2 bed	AR	782	£ 185,000	£ 236.67	£ 150	£ 650	£ 120	£ 104,667	£ 164,628
0051030	87	087 Mansfield Road	136	DE21 4FW	House	MT	2 bed	AR	782	£ 185,000	£ 236.67	£ 150	£ 650	£ 115	£ 104,667	£ 164,628
0051031	87	087 Mansfield Road	137	DE21 4FW	House	EOT	2 bed	AR	782	£ 190,000	£ 243.06	£ 150	£ 650	£ 115	£ 104,667	£ 169,077
0051032	87	087 Mansfield Road	138	DE21 4FW	House	SD	4 bed	AR	1039	£ 250,000	£ 240.71	£ 225	£ 975	£ 162	£ 194,500	£ 222,470
0051033	87	087 Mansfield Road	139	DE21 4FW	House	SD	4 bed	AR	1039	£ 250,000	£ 240.71	£ 225	£ 975	£ 180	£ 194,500	£ 222,470
0051034	87	087 Mansfield Road	153	DE21 4FW	House	EOT	2 bed	AR	680	£ 182,500	£ 268.49	£ 135	£ 585	£ 115	£ 104,667	£ 162,403
0051035	87	087 Mansfield Road	154	DE21 4FW	House	MT	2 bed	AR	680	£ 180,000	£ 264.81	£ 135	£ 585	£ 111	£ 104,667	£ 160,178
0051036	87	087 Mansfield Road	155	DE21 4FW	House	MT	3 bed	AR	784	£ 305,000	£ 389.18	£ 183	£ 795	£ 129	£ 133,000	£ 271,413
0051037	87	087 Mansfield Road	156	DE21 4FW	House	EOT	2 bed	AR	680	£ 182,500	£ 268.49	£ 135	£ 585	£ 115	£ 104,667	£ 162,403
0052014	89	089 Wakefield City	56	WF1 4AL	House	EOT	3 bed	SR	816	£ 250,000	£ 306.49	£ 185	£ 800	£ 92	£ 112,750	£ 222,552
0052015	89	089 Wakefield City	57	WF1 4AL	House	MT	2 bed	SR	680	£ 215,000	£ 316.30	£ 173	£ 750	£ 82	£ 97,000	£ 191,395
0052016	89	089 Wakefield City	58	WF1 4AL	House	MT	2 bed	SR	680	£ 215,000	£ 316.30	£ 173	£ 750	£ 82	£ 97,000	£ 191,395
0052017	89	089 Wakefield City	59	WF1 4AL	House	EOT	3 bed	SR	816	£ 250,000	£ 306.49	£ 185	£ 800	£ 92	£ 112,750	£ 222,552
0052018	89	089 Wakefield City	60	WF1 4AL	House	SD	3 bed	SR	816	£ 250,000	£ 306.49	£ 185	£ 800	£ 92	£ 112,750	£ 222,552
0052019	89	089 Wakefield City	61	WF1 4AL	House	SD	3 bed	SR	816	£ 250,000	£ 306.49	£ 185	£ 800	£ 92	£ 112,750	£ 222,552
0071037	101	101 Harrowden Green	174	MK44 3ST	House	EOT	3 bed	AR	893	£ 315,000	£ 352.88	£ 277	£ 1,200	£ 185	£ 210,500	£ 280,350
0071038	101	101 Harrowden Green	175	MK44 3ST	Flat	MT	2 bed	AR	735	£ 255,000	£ 346.79	£ 196	£ 850	£ 152	£ 152,000	£ 226,950
0071039	101	101 Harrowden Green	176	MK44 3ST	House	EOT	3 bed	AR	893	£ 315,000	£ 352.88	£ 277	£ 1,200	£ 185	£ 210,500	£ 280,350
0071043	101	101 Harrowden Green	181	MK44 3ST	House	EOT	2 bed	AR	766	£ 275,000	£ 359.15	£ 202	£ 875	£ 165	£ 172,286	£ 244,750
0071044	101	101 Harrowden Green	182	MK44 3ST	House	MT	2 bed	AR	766	£ 265,000	£ 346.09	£ 202	£ 875	£ 165	£ 172,286	£ 235,850
0071045	101	101 Harrowden Green	183	MK44 3ST	House	EOT	2 bed	AR	766	£ 275,000	£ 359.15	£ 202	£ 875	£ 165	£ 172,286	£ 244,750
0071048	101	101 Harrowden Green	196	MK44 3ST	House	SD	2 bed	AR	766	£ 275,000	£ 359.15	£ 202	£ 875	£ 152	£ 172,286	£ 244,750
0071049	101	101 Harrowden Green	197	MK44 3ST	House	SD	2 bed	AR	766	£ 275,000	£ 359.15	£ 202	£ 875	£ 155	£ 172,286	£ 244,750
0071053	101	101 Harrowden Green	216	MK44 3ST	House	SD	2 bed	AR	766	£ 275,000	£ 359.15	£ 202	£ 875	£ 165	£ 172,286	£ 244,750
0071054	101	101 Harrowden Green	217	MK44 3ST	House	SD	2 bed	AR	766	£ 275,000	£ 359.15	£ 202	£ 875	£ 165	£ 172,286	£ 244,750
0159026	1013	1013 Charity Farm Uppingham	88	LE7 9RR	House	EOT	2 bed	AR	733	£ 200,000	£ 272.96	£ 173	£ 750	£ 128	£ 124,600	£ 178,065
0159027	1013	1013 Charity Farm Uppingham	89	LE7 9RR	House	MT	2 bed	AR	733	£ 197,500	£ 269.55	£ 173	£ 750	£ 128	£ 124,600	£ 175,839
0159028	1013	1013 Charity Farm Uppingham	90	LE7 9RR	House	EOT	2 bed	AR	733	£ 200,000	£ 272.96	£ 173	£ 750	£ 128	£ 124,600	£ 178,065
0159016	1013	1013 Charity Farm Uppingham	70	LE7 9RR	House	SD	2 bed	AR	733	£ 205,000	£ 279.78	£ 173	£ 750	£ 129	£ 124,600	£ 182,516
0159017	1013	1013 Charity Farm Uppingham	71	LE7 9RR	House	SD	2 bed	AR	733	£ 205,000	£ 279.78	£ 173	£ 750	£ 129	£ 124,600	£ 182,516
0003001	103	103 Stamford Exchange	349	PE9 2SZ	Flat	Flat	2 bed	AR	615	£ 175,000	£ 284.68	£ 167	£ 725	£ 126	£ 109,750	£ 155,750
0003002	103	103 Stamford Exchange	350	PE9 2SZ	Flat	Flat	2 bed	AR	675	£ 180,000	£ 266.76	£ 173	£ 750	£ 122	£ 109,750	£ 160,200
0003003	103	103 Stamford Exchange	351	PE9 2SZ	Flat	Flat	2 bed	AR	615	£ 175,000	£ 284.68	£ 167	£ 725	£ 117	£ 109,750	£ 155,750
0003004	103	103 Stamford Exchange	352	PE9 2SZ	Flat	Flat	2 bed	AR	675	£ 180,000	£ 266.76	£ 173	£ 750	£ 122	£ 109,750	£ 160,200
0003005	103	103 Stamford Exchange	353	PE9 2SZ	House	EOT	3 bed	AR	910	£ 300,000	£ 329.80	£ 202	£ 875	£ 159	£ 168,667	£ 267,000
0003006	103	103 Stamford Exchange	354	PE9 2SZ	House	MT	3 bed	AR	910	£ 290,000	£ 318.80	£ 202	£ 875	£ 159	£ 168,667	£ 258,100
0003007	103	103 Stamford Exchange	355	PE9 2SZ	House	EOT	3 bed	AR	910	£ 300,000	£ 329.80	£ 202	£ 875	£ 159	£ 168,667	£ 267,000
1046001	1046	1046 Ph2C Tidworth Wiltshire	606	SP9 7JW	House	MT	2 bed	AR	635	£ 210,000	£ 330.79	£ 196	£ 850	£ 165	£ 176,500	£ 186,900
1046002	1046	1046 Ph2C Tidworth Wiltshire	607	SP9 7JW	House	MT	2 bed	AR	635	£ 210,000	£ 330.79	£ 196	£ 850	£ 165	£ 176,500	£ 186,900
1046003	1046	1046 Ph2C Tidworth Wiltshire	605	SP9 7JW	House	EOT	3 bed	AR	753	£ 240,000	£ 318.64	£ 231	£ 1,000	£ 188	£ 208,000	£ 213,600

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
1046004	1046	1046 Ph2C Tidworth Wiltshire	608	SP9 7JW	House	EOT	3 bed	AR	753	£ 240,000	£ 318.64	£ 231	£ 1,000	£ 188	£ 208,000	£ 213,600
0037034	105	105 Waterloo Road	149	B50 4JH	Flat	Flat	1 bed	SR	510	£ 130,000	£ 255.00	£ 118	£ 510	£ 91	£ 100,500	£ 115,702
0037035	105	105 Waterloo Road	150	B50 4JH	Flat	Flat	1 bed	SR	560	£ 135,000	£ 241.14	£ 118	£ 510	£ 93	£ 100,500	£ 120,152
0037038	105	105 Waterloo Road	148	B50 4JH	House	EOT	2 bed	SR	775	£ 230,000	£ 296.88	£ 173	£ 750	£ 113	£ 148,200	£ 204,704
0037042	105	105 Waterloo Road	141	B50 4JH	House	EOT	3 bed	AR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 159	£ 193,500	£ 244,754
0037044	105	105 Waterloo Road	140	B50 4JH	House	EOT	3 bed	SR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 127	£ 195,818	£ 244,754
0037047	105	105 Waterloo Road	138	B50 4JH	House	EOT	3 bed	SR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 129	£ 195,818	£ 244,754
0037048	105	105 Waterloo Road	139	B50 4JH	House	MT	2 bed	SR	775	£ 227,500	£ 293.65	£ 173	£ 750	£ 220	£ 148,200	£ 202,479
0037050	105	105 Waterloo Road	126	B50 4JH	House	MT	2 bed	AR	775	£ 227,500	£ 293.65	£ 173	£ 750	£ 141	£ 144,333	£ 202,479
0037051	105	105 Waterloo Road	127	B50 4JH	House	EOT	3 bed	AR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 159	£ 193,500	£ 244,754
0037052	105	105 Waterloo Road	128	B50 4JH	House	EOT	2 bed	AR	775	£ 230,000	£ 296.88	£ 173	£ 750	£ 138	£ 144,333	£ 204,704
0037053	105	105 Waterloo Road	129	B50 4JH	House	MT	2 bed	AR	775	£ 227,500	£ 293.65	£ 173	£ 750	£ 141	£ 144,333	£ 202,479
0037054	105	105 Waterloo Road	130	B50 4JH	House	EOT	3 bed	SR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 129	£ 195,818	£ 244,754
0037057	105	105 Waterloo Road	125	B50 4JH	House	EOT	3 bed	SR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 125	£ 195,818	£ 244,754
0037063	105	105 Waterloo Road	120	B50 4JH	House	MT	3 bed	AR	910	£ 272,500	£ 299.57	£ 265	£ 1,150	£ 157	£ 193,500	£ 242,529
0037064	105	105 Waterloo Road	121	B50 4JH	House	EOT	3 bed	AR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 162	£ 193,500	£ 244,754
0037040	105	105 Waterloo Road	106	B50 4JH	House	MT	3 bed	SR	910	£ 272,500	£ 299.57	£ 265	£ 1,150	£ 124	£ 195,818	£ 242,529
0037041	105	105 Waterloo Road	107	B50 4JH	House	EOT	3 bed	SR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 126	£ 195,818	£ 244,754
0037055	105	105 Waterloo Road	110	B50 4JH	House	EOT	2 bed	SR	775	£ 230,000	£ 296.88	£ 173	£ 750	£ 113	£ 148,200	£ 204,704
0037056	105	105 Waterloo Road	111	B50 4JH	House	MT	2 bed	SR	775	£ 227,500	£ 293.65	£ 173	£ 750	£ 112	£ 148,200	£ 202,479
0037058	105	105 Waterloo Road	112	B50 4JH	House	EOT	2 bed	SR	775	£ 230,000	£ 296.88	£ 173	£ 750	£ 113	£ 148,200	£ 204,704
0037061	105	105 Waterloo Road	118	B50 4JH	House	MT	3 bed	SR	910	£ 272,500	£ 299.57	£ 265	£ 1,150	£ 129	£ 195,818	£ 242,529
0037062	105	105 Waterloo Road	119	B50 4JH	House	EOT	3 bed	SR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 129	£ 195,818	£ 244,754
0037065	105	105 Waterloo Road	122	B50 4JH	House	EOT	3 bed	SR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 129	£ 195,818	£ 244,754
0037066	105	105 Waterloo Road	123	B50 4JH	House	MT	3 bed	SR	910	£ 272,500	£ 299.57	£ 265	£ 1,150	£ 129	£ 195,818	£ 242,529
0037067	105	105 Waterloo Road	124	B50 4JH	House	EOT	3 bed	SR	910	£ 275,000	£ 302.31	£ 208	£ 900	£ 129	£ 195,818	£ 244,754
0106700001	1067	Stortford Road Standon	15	SG11 1NA	House	SD	2 bed	AR	847	£ 340,000	£ 401.62	£ 283	£ 1,225	£ 207	£ 234,000	£ 289,689
0106700002	1067	Stortford Road Standon	16	SG11 1NA	House	SD	2 bed	AR	847	£ 340,000	£ 401.62	£ 283	£ 1,225	£ 207	£ 234,000	£ 289,689
0106700003	1067	Stortford Road Standon	20	SG11 1NA	Flat	Flat	1 bed	AR	516	£ 200,000	£ 387.63	£ 190	£ 825	£ 152	£ 159,250	£ 170,405
0106700004	1067	Stortford Road Standon	21	SG11 1NA	Flat	Flat	1 bed	AR	571	£ 200,000	£ 350.22	£ 190	£ 825	£ 152	£ 159,250	£ 170,405
0106700005	1067	Stortford Road Standon	22	SG11 1NA	Flat	Flat	1 bed	AR	516	£ 200,000	£ 387.63	£ 190	£ 825	£ 152	£ 159,250	£ 170,405
0106700006	1067	Stortford Road Standon	23	SG11 1NA	Flat	Flat	1 bed	AR	571	£ 200,000	£ 350.22	£ 190	£ 825	£ 152	£ 159,250	£ 170,405
0001100004	11	Grantham Road Waddington	66	LN5 9RZ	House	D	2 bed	AR	656	£ 215,000	£ 327.56	£ 167	£ 725	£ 117	£ 112,500	£ 112,500
0001100005	11	Grantham Road Waddington	67	LN5 9RZ	House	D	2 bed	AR	538	£ 200,000	£ 371.75	£ 150	£ 650	£ 117	£ 112,500	£ 112,500
0001100006	11	Grantham Road Waddington	68	LN5 9RZ	House	SD	2 bed	AR	538	£ 190,000	£ 353.16	£ 150	£ 650	£ 117	£ 112,500	£ 112,500
0001100007	11	Grantham Road Waddington	69	LN5 9RZ	House	SD	2 bed	AR	538	£ 190,000	£ 353.16	£ 150	£ 650	£ 120	£ 112,500	£ 112,500
0001100008	11	Grantham Road Waddington	70	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 132	£ 140,100	£ 140,100
0001100009	11	Grantham Road Waddington	71	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 152	£ 140,100	£ 140,100
0001100010	11	Grantham Road Waddington	72	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 152	£ 140,100	£ 140,100
0001100011	11	Grantham Road Waddington	73	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 132	£ 140,100	£ 140,100
0001100012	11	Grantham Road Waddington	74	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 132	£ 140,100	£ 140,100
0001100013	11	Grantham Road Waddington	75	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 132	£ 140,100	£ 140,100
0001100014	11	Grantham Road Waddington	112	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 152	£ 140,100	£ 140,100
0001100028	11	Grantham Road Waddington	113	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 132	£ 140,100	£ 140,100
0001100029	11	Grantham Road Waddington	114	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 132	£ 140,100	£ 140,100
0001100030	11	Grantham Road Waddington	115	LN5 9RZ	House	SD	3 bed	AR	785	£ 225,000	£ 286.45	£ 190	£ 825	£ 132	£ 140,100	£ 140,100
0168007	1109	1109 Hawthorne Drive Sandbach	14	CW11 4JH	House	EOT	3 bed	AR	761	£ 345,000	£ 453.51	£ 190	£ 825	£ 139	£ 141,000	£ 141,000
0168008	1109	1109 Hawthorne Drive Sandbach	15	CW11 4JH	House	MT	3 bed	AR	761	£ 340,000	£ 446.94	£ 190	£ 825	£ 139	£ 141,000	£ 141,000
0168014	1109	1109 Hawthorne Drive Sandbach	32	CW11 4JH	House	MT	3 bed	AR	761	£ 340,000	£ 446.94	£ 190	£ 825	£ 139	£ 141,000	£ 141,000
0165001	1112	1112 Wymondham Phase 2	231	NR18 9NW	House	EOT	3 bed	AR	910	£ 290,000	£ 318.80	£ 213	£ 925	£ 171	£ 179,500	£ 258,194
0165002	1112	1112 Wymondham Phase 2	232	NR18 9NW	House	MT	1 bed	AR	602	£ 175,000	£ 290.80	£ 144	£ 625	£ 111	£ 102,500	£ 155,806
0165003	1112	1112 Wymondham Phase 2	233	NR18 9NW	House	MT	1 bed	AR	602	£ 175,000	£ 290.80	£ 144	£ 625	£ 111	£ 102,500	£ 155,806
0165004	1112	1112 Wymondham Phase 2	234	NR18 9NW	House	EOT	3 bed	AR	910	£ 290,000	£ 318.80	£ 213	£ 925	£ 163	£ 179,500	£ 258,194
000114400010	1144	Kings Grove	69	CV33 9TT	House	EOT	4 bed	AR	1106	£ 425,000	£ 384.41	£ 300	£ 1,300	£ 240	£ 282,000	£ 378,000
0056016	122	122 Redlodge	69	IP28 8YL	House	EOT	4 bed	AR	1104	£ 335,000	£ 303.44	£ 312	£ 1,350	£ 231	£ 275,000	£ 298,190
0056017	122	122 Redlodge	70	IP28 8YL	House	MT	2 bed	AR	750	£ 227,500	£ 303.33	£ 231	£ 1,000	£ 150	£ 155,500	£ 202,502
0056019	122	122 Redlodge	72	IP28 8YL	House	EOT	2 bed	AR	750	£ 232,500	£ 310.00	£ 242	£ 1,050	£ 150	£ 155,500	£ 206,953
0056024	122	122 Redlodge	77	IP28 8YL	House	SD	4 bed	AR	1104	£ 340,000	£ 307.97	£ 312	£ 1,350	£ 240	£ 275,000	£ 302,641
0056025	122	122 Redlodge	78	IP28 8YL	House	SD	4 bed	AR	1104	£ 340,000	£ 307.97	£ 312	£ 1,350	£ 240	£ 275,000	£ 302,641
0056026	122	122 Redlodge	95	IP28 8YL	House	SD	1 bed	AR	566	£ 150,000	£ 265.03	£ 185	£ 800	£ 121	£ 116,000	£ 133,518
0056027	122	122 Redlodge	96	IP28 8YL	House	SD	1 bed	AR	566	£ 150,000	£ 265.03	£ 185	£ 800	£ 121	£ 116,000	£ 133,518
0056028	122	122 Redlodge	97	IP28 8YL	Flat	Flat	1 bed	AR	451	£ 135,000	£ 299.33	£ 167	£ 725	£ 148	£ 134,000	£ 120,166
0056029	122	122 Redlodge	98	IP28 8YL	Flat	Flat	1 bed	AR	451	£ 135,000	£ 299.33	£ 167	£ 725	£ 148	£ 134,000	£ 120,166
0056030	122	122 Redlodge	99	IP28 8YL	Flat	Flat	1 bed	AR	451	£ 135,000	£ 299.33	£ 167	£ 725	£ 148	£ 134,000	£ 120,166
0056031	122	122 Redlodge	100	IP28 8YL	Flat	Flat	1 bed	AR	451	£ 135,000	£ 299.33	£ 167	£ 725	£ 120	£ 134,000	£ 120,166
0056032	122	122 Redlodge	101	IP28 8YL	Flat	Flat	1 bed	AR	451	£ 135,000	£ 299.33	£ 167	£ 725	£ 120	£ 134,000	£ 120,166
0056033	122	122 Redlodge	102	IP28 8YL	Flat	Flat	1 bed	AR	451	£ 135,000	£ 299.33	£ 167	£ 725	£ 120	£ 134,000	£ 120,166
0056034	122	122 Redlodge	103	IP28 8YL	Flat	Flat	2 bed	AR	600	£ 185,000	£ 308.33	£ 213	£ 925	£ 120	£ 117,000	£ 164,672
0056035	122	122 Redlodge	104	IP28 8YL	Flat	Flat	2 bed	AR	600	£ 185,000	£ 308.33	£ 213	£ 925	£ 120	£ 117,000	£ 164,672
0056036	122	122 Redlodge	105	IP28 8YL	Flat	Flat	2 bed	AR	600	£ 185,000	£ 308.33	£ 213	£ 925	£ 120	£ 117,000	£ 164,672
0056037	122	122 Redlodge	106	IP28 8YL	Flat	Maisonette	2 bed	AR	629	£ 200,000	£ 317.97	£ 219	£ 950	£ 148	£ 117,000	£ 178,024
0170043	1222	1222 Walton Gate Felixstowe Su	68	IP11 9QR	Flat	Flat	2 bed	AR	542	£ 150,000	£ 276.85	£ 150	£ 650	£ 122	£ 114,000	£ 133,636
0170044	1222	1222 Walton Gate Felixstowe Su	69	IP11 9QR	Flat	Flat	2 bed	AR	557	£ 150,000	£ 269.40	£ 150	£ 650	£ 122	£ 114,000	£ 133,636
0170049	1222	1222 Walton Gate Felixstowe Su	74	IP11 9QR	Flat	Flat	1 bed	AR	450	£ 125,000	£ 277.88	£ 125	£ 540	£ 98	£ 80,000	£ 111,364
0170051	1222	1222 Walton Gate Felixstowe Su	76	IP11 9QR	Flat	Flat	1 bed	AR	450	£ 125,000	£ 277.88	£ 125	£ 540	£ 98	£ 80,000	£ 111,364

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0216004	1226	Thwaites Road| Oswaldtwistle	64	BB5 4QG	House	EOT	3 bed	AR	762	£ 220,000	£ 288.83	£ 150	£ 650	£ 115	£ 108,200	£ 195,759
0216005	1226	Thwaites Road| Oswaldtwistle	65	BB5 4QG	House	MT	3 bed	AR	762	£ 210,000	£ 275.70	£ 150	£ 650	£ 115	£ 108,200	£ 186,861
0216006	1226	Thwaites Road| Oswaldtwistle	66	BB5 4QG	House	EOT	3 bed	AR	762	£ 220,000	£ 288.83	£ 150	£ 650	£ 115	£ 108,200	£ 195,759
0216007	1226	Thwaites Road| Oswaldtwistle	67	BB5 4QG	House	EOT	3 bed	AR	811	£ 215,000	£ 265.22	£ 162	£ 700	£ 115	£ 108,200	£ 191,310
0216008	1226	Thwaites Road| Oswaldtwistle	68	BB5 4QG	House	MT	3 bed	AR	811	£ 215,000	£ 265.22	£ 162	£ 700	£ 115	£ 108,200	£ 191,310
1260001	1260	North Kilworth	2	LE17 6HF	House	SD	2 bed	AR	659	£ 250,000	£ 379.52	£ 190	£ 825	£ 125	£ 124,333	£ 222,368
1260002	1260	North Kilworth	3	LE17 6HF	House	SD	2 bed	AR	659	£ 250,000	£ 379.52	£ 190	£ 825	£ 125	£ 124,333	£ 222,368
1260003	1260	North Kilworth	4	LE17 6HF	House	D	2 bed	AR	659	£ 260,000	£ 394.70	£ 196	£ 850	£ 127	£ 124,333	£ 231,263
000128800034	1288	Pendeford Mill Lane Bilbrook	14	WV8 1JG	Flat	Maisonette	1 bed	SR	538	£ 170,000	£ 316.10	£ 115	£ 500	£ 76	£ 71,000	£ 71,000
000128800037	1288	Pendeford Mill Lane Bilbrook	8	WV8 1JG	House	SD	2 bed	SR	627	£ 225,000	£ 358.99	£ 150	£ 650	£ 98	£ 109,000	£ 109,000
000128800038	1288	Pendeford Mill Lane Bilbrook	9	WV8 1JG	House	SD	2 bed	SR	627	£ 225,000	£ 358.99	£ 150	£ 650	£ 98	£ 109,000	£ 109,000
000128800039	1288	Pendeford Mill Lane Bilbrook	15	WV8 1JG	Flat	Maisonette	1 bed	SR	647	£ 175,000	£ 270.58	£ 127	£ 550	£ 79	£ 71,000	£ 71,000
000128800056	1288	Pendeford Mill Lane Bilbrook	22	WV8 1JG	House	MT	3 bed	SR	1001	£ 255,000	£ 254.84	£ 173	£ 750	£ 117	£ 136,000	£ 136,000
000128800057	1288	Pendeford Mill Lane Bilbrook	23	WV8 1JG	House	EOT	3 bed	SR	1001	£ 260,000	£ 259.84	£ 173	£ 750	£ 117	£ 136,000	£ 136,000
0173007	1304	1304 Parcel 1 Houghton Regis	22	LU5 6JQ	Flat	Flat	2 bed	AR	658	£ 210,000	£ 319.27	£ 185	£ 800	£ 159	£ 169,000	£ 186,908
0173008	1304	1304 Parcel 1 Houghton Regis	23	LU5 6JQ	Flat	Flat	2 bed	AR	658	£ 210,000	£ 319.27	£ 185	£ 800	£ 159	£ 169,000	£ 186,908
0173014	1304	1304 Parcel 1 Houghton Regis	37	LU5 6JQ	House	EOT	2 bed	AR	855	£ 295,000	£ 345.16	£ 213	£ 925	£ 169	£ 181,600	£ 262,562
0173015	1304	1304 Parcel 1 Houghton Regis	38	LU5 6JQ	House	MT	2 bed	AR	855	£ 290,000	£ 339.31	£ 213	£ 925	£ 169	£ 181,600	£ 258,111
0173016	1304	1304 Parcel 1 Houghton Regis	39	LU5 6JQ	House	EOT	2 bed	AR	855	£ 295,000	£ 345.16	£ 213	£ 925	£ 169	£ 181,600	£ 262,562
0173019	1304	1304 Parcel 1 Houghton Regis	42	LU5 6JQ	House	EOT	2 bed	AR	855	£ 295,000	£ 345.16	£ 213	£ 925	£ 169	£ 181,600	£ 262,562
0173020	1304	1304 Parcel 1 Houghton Regis	43	LU5 6JQ	House	EOT	2 bed	AR	855	£ 295,000	£ 345.16	£ 213	£ 925	£ 169	£ 181,600	£ 262,562
0173021	1304	1304 Parcel 1 Houghton Regis	44	LU5 6JQ	House	EOT	3 bed	AR	1011	£ 370,000	£ 366.11	£ 312	£ 1,350	£ 197	£ 219,200	£ 329,314
0173022	1304	1304 Parcel 1 Houghton Regis	45	LU5 6JQ	House	EOT	3 bed	AR	1011	£ 370,000	£ 366.11	£ 312	£ 1,350	£ 197	£ 219,200	£ 329,314
0173023	1304	1304 Parcel 1 Houghton Regis	46	LU5 6JQ	House	EOT	4 bed	AR	1142	£ 460,000	£ 402.95	£ 369	£ 1,600	£ 234	£ 274,333	£ 409,418
0173024	1304	1304 Parcel 1 Houghton Regis	47	LU5 6JQ	House	EOT	3 bed	AR	1011	£ 370,000	£ 366.11	£ 312	£ 1,350	£ 197	£ 219,200	£ 329,314
0173025	1304	1304 Parcel 1 Houghton Regis	48	LU5 6JQ	House	EOT	3 bed	AR	1011	£ 370,000	£ 366.11	£ 312	£ 1,350	£ 197	£ 219,200	£ 329,314
0173026	1304	1304 Parcel 1 Houghton Regis	52	LU5 6JQ	House	EOT	4 bed	AR	1142	£ 460,000	£ 402.95	£ 369	£ 1,600	£ 234	£ 274,333	£ 409,418
0173027	1304	1304 Parcel 1 Houghton Regis	53	LU5 6JQ	House	EOT	4 bed	AR	1142	£ 460,000	£ 402.95	£ 369	£ 1,600	£ 231	£ 274,333	£ 409,418
0173028	1304	1304 Parcel 1 Houghton Regis	54	LU5 6JQ	House	EOT	3 bed	AR	1011	£ 370,000	£ 366.11	£ 312	£ 1,350	£ 194	£ 219,200	£ 329,314
0218001	1305	Ladbroke Grove| Monkston Park|	1	MK10 9PL	Flat	Flat	1 bed	SR	550	£ 215,000	£ 390.91	£ 190	£ 825	£ 105	£ 104,000	£ 185,219
0218002	1305	Ladbroke Grove| Monkston Park|	2	MK10 9PL	Flat	Flat	1 bed	AR	550	£ 215,000	£ 390.87	£ 190	£ 825	£ 150	£ 175,000	£ 185,219
0218004	1305	Ladbroke Grove| Monkston Park|	4	MK10 9PL	Flat	Flat	2 bed	AR	757	£ 245,000	£ 323.65	£ 225	£ 975	£ 150	£ 158,500	£ 211,063
0218005	1305	Ladbroke Grove| Monkston Park|	5	MK10 9PL	Flat	Flat	1 bed	AR	550	£ 215,000	£ 390.87	£ 190	£ 825	£ 150	£ 175,000	£ 185,219
0218006	1305	Ladbroke Grove| Monkston Park|	6	MK10 9PL	Flat	Flat	1 bed	AR	550	£ 215,000	£ 390.91	£ 190	£ 825	£ 185	£ 175,000	£ 185,219
0218007	1305	Ladbroke Grove| Monkston Park|	7	MK10 9PL	Flat	Flat	2 bed	AR	757	£ 245,000	£ 323.65	£ 225	£ 975	£ 150	£ 158,500	£ 211,063
0054001	131	131 Coton Lane	69	B79 8NR	House	EOT	2 bed	AR	638	£ 195,000	£ 305.76	£ 173	£ 750	£ 127	£ 124,067	£ 173,572
0054002	131	131 Coton Lane	70	B79 8NR	House	MT	2 bed	AR	638	£ 192,500	£ 301.84	£ 173	£ 750	£ 127	£ 124,067	£ 171,347
0054003	131	131 Coton Lane	71	B79 8NR	House	EOT	2 bed	AR	638	£ 195,000	£ 305.76	£ 173	£ 750	£ 127	£ 124,067	£ 173,572
0054009	131	131 Coton Lane	80	B79 8NR	House	EOT	2 bed	AR	638	£ 195,000	£ 305.76	£ 173	£ 750	£ 127	£ 124,067	£ 173,572
0054010	131	131 Coton Lane	81	B79 8NR	House	MT	2 bed	AR	638	£ 192,500	£ 301.84	£ 173	£ 750	£ 127	£ 124,067	£ 171,347
0054011	131	131 Coton Lane	82	B79 8NR	House	MT	2 bed	AR	638	£ 192,500	£ 301.84	£ 173	£ 750	£ 127	£ 124,067	£ 171,347
0054012	131	131 Coton Lane	83	B79 8NR	House	EOT	2 bed	AR	638	£ 195,000	£ 305.76	£ 173	£ 750	£ 127	£ 124,067	£ 173,572
0054013	131	131 Coton Lane	84	B79 8NR	House	EOT	2 bed	AR	638	£ 195,000	£ 305.76	£ 173	£ 750	£ 127	£ 124,067	£ 173,572
0054014	131	131 Coton Lane	85	B79 8NR	House	MT	2 bed	AR	638	£ 192,500	£ 301.84	£ 173	£ 750	£ 127	£ 124,067	£ 171,347
0054015	131	131 Coton Lane	86	B79 8NR	House	EOT	2 bed	AR	638	£ 195,000	£ 305.76	£ 173	£ 750	£ 127	£ 124,067	£ 173,572
0054004	131	131 Coton Lane	75	B79 8NR	House	EOT	2 bed	AR	638	£ 195,000	£ 305.76	£ 173	£ 750	£ 127	£ 124,067	£ 173,572
0054005	131	131 Coton Lane	76	B79 8NR	House	MT	2 bed	AR	638	£ 192,500	£ 301.84	£ 173	£ 750	£ 127	£ 124,067	£ 171,347
0054006	131	131 Coton Lane	77	B79 8NR	House	MT	2 bed	AR	638	£ 192,500	£ 301.84	£ 173	£ 750	£ 127	£ 124,067	£ 171,347
0054007	131	131 Coton Lane	78	B79 8NR	House	MT	2 bed	AR	638	£ 192,500	£ 301.84	£ 173	£ 750	£ 127	£ 124,067	£ 171,347
0054008	131	131 Coton Lane	79	B79 8NR	House	EOT	2 bed	AR	638	£ 195,000	£ 305.76	£ 173	£ 750	£ 127	£ 124,067	£ 173,572
0129013	132	132 Marham Park	114	IP32 6HN	House	MT	2 bed	AR	749	£ 250,000	£ 333.78	£ 190	£ 825	£ 150	£ 155,667	£ 222,480
0129014	132	132 Marham Park	115	IP32 6HN	House	EOT	2 bed	AR	749	£ 252,500	£ 337.12	£ 190	£ 825	£ 150	£ 155,667	£ 224,705
0129015	132	132 Marham Park	116	IP32 6HN	House	SD	2 bed	AR	749	£ 255,000	£ 340.45	£ 190	£ 825	£ 150	£ 155,667	£ 226,930
0129016	132	132 Marham Park	117	IP32 6HN	House	SD	3 bed	AR	1051	£ 320,000	£ 304.47	£ 265	£ 1,150	£ 184	£ 202,500	£ 284,774
0129017	132	132 Marham Park	118	IP32 6HN	Flat	D	2 bed	AR	704	£ 260,000	£ 369.45	£ 185	£ 800	£ 148	£ 117,000	£ 231,379
0129018	132	132 Marham Park	119	IP32 6HN	Flat	Flat	2 bed	AR	557	£ 190,000	£ 341.24	£ 150	£ 650	£ 120	£ 117,000	£ 169,085
0129030	132	132 Marham Park	113	IP32 6HN	House	EOT	3 bed	AR	1051	£ 317,500	£ 302.09	£ 265	£ 1,150	£ 184	£ 202,500	£ 282,550
0129031	132	132 Marham Park	120	IP32 6HN	Flat	Flat	1 bed	AR	450	£ 150,000	£ 333.45	£ 138	£ 600	£ 111	£ 102,500	£ 133,488
0129032	132	132 Marham Park	121	IP32 6HN	Flat	Flat	1 bed	AR	450	£ 150,000	£ 333.45	£ 138	£ 600	£ 111	£ 102,500	£ 133,488
0129033	132	132 Marham Park	122	IP32 6HN	Flat	Flat	2 bed	AR	557	£ 190,000	£ 341.24	£ 150	£ 650	£ 120	£ 117,000	£ 169,085
0129034	132	132 Marham Park	123	IP32 6HN	Flat	Flat	1 bed	AR	450	£ 150,000	£ 333.45	£ 138	£ 600	£ 111	£ 102,500	£ 133,488
0129035	132	132 Marham Park	124	IP32 6HN	Flat	Flat	1 bed	AR	450	£ 150,000	£ 333.45	£ 138	£ 600	£ 111	£ 102,500	£ 133,488
0129036	132	132 Marham Park	125	IP32 6HN	Flat	Flat	2 bed	AR	557	£ 190,000	£ 341.24	£ 150	£ 650	£ 120	£ 117,000	£ 169,085
0129037	132	132 Marham Park	126	IP32 6HN	Flat	Flat	1 bed	AR	450	£ 150,000	£ 333.45	£ 138	£ 600	£ 111	£ 102,500	£ 133,488
0129038	132	132 Marham Park	127	IP32 6HN	Flat	Flat	1 bed	AR	450	£ 150,000	£ 333.45	£ 138	£ 600	£ 111	£ 102,500	£ 133,488
0007006	136	136 High Street Fenstation	48	PE28 9LA	House	EOT	3 bed	AR	962	£ 350,000	£ 363.77	£ 265	£ 1,150	£ 203	£ 228,500	£ 311,534
0007007	136	136 High Street Fenstation	49	PE28 9LA	House	MT	2 bed	AR	825	£ 275,000	£ 333.43	£ 208	£ 900	£ 165	£ 178,125	£ 244,777
0007008	136	136 High Street Fenstation	50	PE28 9LA	House	MT	2 bed	AR	825	£ 275,000	£ 333.43	£ 208	£ 900	£ 165	£ 178,125	£ 244,777
0007009	136	136 High Street Fenstation	51	PE28 9LA	House	MT	2 bed	AR	825	£ 275,000	£ 333.43	£ 208	£ 900	£ 165	£ 178,125	£ 244,777
0007010	136	136 High Street Fenstation	52	PE28 9LA	House	MT	2 bed	AR	825	£ 275,000	£ 333.43	£ 208	£ 900	£ 165	£ 178,125	£ 244,777
0007011	136	136 High Street Fenstation	53	PE28 9LA	House	MT	2 bed	AR	825	£ 275,000	£ 333.43	£ 208	£ 900	£ 165	£ 178,125	£ 244,777
0007012	136	136 High Street Fenstation	54	PE28 9LA	House	EOT	3 bed	AR	959	£ 350,000	£ 364.99	£ 265	£ 1,150	£ 203	£ 228,500	£ 311,534
0007013	136	136 High Street Fenstation	55	PE28 9LA	Flat	Flat	1 bed	AR	540	£ 165,000	£ 305.35	£ 173	£ 750	£ 134	£ 131,625	£ 146,866
0007014	136	136 High Street Fenstation	56	PE28 9LA	Flat	Flat	1 bed	AR	532	£ 165,000	£ 310.29	£ 173	£ 750	£ 129	£ 131,625	£ 146,866
0007015	136	136 High Street Fenstation	57	PE28 9LA	Flat	Flat	1 bed	AR	567	£ 170,000	£ 299.97	£ 179	£ 775	£ 129	£ 131,625	£ 151,317

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0007016	136	136 High Street Fenstation	58	PE28 9LA	Flat	Flat	1 bed	AR	532	£ 165,000	£ 310.29	£ 173	£ 750	£ 134	£ 131,625	£ 146,866
0007017	136	136 High Street Fenstation	59	PE28 9LA	Flat	Flat	1 bed	AR	567	£ 170,000	£ 299.97	£ 179	£ 775	£ 143	£ 131,625	£ 151,317
0007018	136	136 High Street Fenstation	60	PE28 9LA	Flat	Flat	1 bed	AR	532	£ 165,000	£ 310.29	£ 173	£ 750	£ 129	£ 131,625	£ 146,866
0007019	136	136 High Street Fenstation	61	PE28 9LA	Flat	Flat	1 bed	AR	565	£ 170,000	£ 301.00	£ 179	£ 775	£ 129	£ 131,625	£ 151,317
0007020	136	136 High Street Fenstation	62	PE28 9LA	Flat	Flat	1 bed	AR	532	£ 165,000	£ 310.29	£ 173	£ 750	£ 129	£ 131,625	£ 146,866
0007021	136	136 High Street Fenstation	63	PE28 9LA	House	EOT	1 bed	AR	543	£ 180,000	£ 331.52	£ 179	£ 775	£ 129	£ 127,500	£ 160,218
0007022	136	136 High Street Fenstation	64	PE28 9LA	House	EOT	1 bed	AR	543	£ 180,000	£ 331.52	£ 179	£ 775	£ 129	£ 127,500	£ 160,218
0007024	136	136 High Street Fenstation	66	PE28 9LA	House	MT	2 bed	AR	825	£ 275,000	£ 333.43	£ 208	£ 900	£ 168	£ 178,125	£ 244,777
0007025	136	136 High Street Fenstation	67	PE28 9LA	House	MT	2 bed	AR	825	£ 275,000	£ 333.43	£ 208	£ 900	£ 168	£ 178,125	£ 244,777
0007026	136	136 High Street Fenstation	68	PE28 9LA	House	MT	2 bed	AR	825	£ 275,000	£ 333.43	£ 208	£ 900	£ 168	£ 178,125	£ 244,777
0175017	1380	1380 Saxon Gardens Sherburn In	248	LS25 6AD	House	EOT	2 bed	AR	832	£ 190,000	£ 228.46	£ 156	£ 675	£ 126	£ 133,000	£ 169,227
0175018	1380	1380 Saxon Gardens Sherburn In	249	LS25 6AD	House	MT	2 bed	AR	832	£ 185,000	£ 222.44	£ 156	£ 675	£ 126	£ 133,000	£ 164,773
0163005	145B	145B Tixall Road Stafford Ph	154	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 77	£ 107,860	£ 204,702
0163006	145B	145B Tixall Road Stafford Ph	155	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163007	145B	145B Tixall Road Stafford Ph	156	ST18 0XZ	Flat	Flat	1 bed	SR	507	£ 175,000	£ 345.31	£ 110	£ 475	£ 89	£ 79,286	£ 155,752
0163008	145B	145B Tixall Road Stafford Ph	157	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163009	145B	145B Tixall Road Stafford Ph	158	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163010	145B	145B Tixall Road Stafford Ph	159	ST18 0XZ	Flat	Flat	1 bed	SR	507	£ 175,000	£ 345.31	£ 110	£ 475	£ 91	£ 79,286	£ 155,752
0163011	145B	145B Tixall Road Stafford Ph	160	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163012	145B	145B Tixall Road Stafford Ph	161	ST18 0XZ	Flat	Flat	1 bed	SR	507	£ 175,000	£ 345.31	£ 110	£ 475	£ 78	£ 79,286	£ 155,752
0163013	145B	145B Tixall Road Stafford Ph	163	ST18 0XZ	Flat	Flat	2 bed	SR	625	£ 230,000	£ 368.16	£ 133	£ 575	£ 100	£ 107,860	£ 204,702
0163014	145B	145B Tixall Road Stafford Ph	164	ST18 0XZ	Flat	Flat	1 bed	SR	521	£ 180,000	£ 345.63	£ 110	£ 475	£ 78	£ 79,286	£ 160,202
0163015	145B	145B Tixall Road Stafford Ph	165	ST18 0XZ	Flat	Flat	2 bed	SR	625	£ 230,000	£ 368.16	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163016	145B	145B Tixall Road Stafford Ph	166	ST18 0XZ	Flat	Flat	2 bed	SR	625	£ 230,000	£ 368.16	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163017	145B	145B Tixall Road Stafford Ph	167	ST18 0XZ	Flat	Flat	2 bed	SR	625	£ 230,000	£ 368.16	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163018	145B	145B Tixall Road Stafford Ph	168	ST18 0XZ	Flat	Flat	2 bed	SR	625	£ 230,000	£ 368.16	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163019	145B	145B Tixall Road Stafford Ph	169	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 79	£ 107,860	£ 204,702
0163020	145B	145B Tixall Road Stafford Ph	170	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163021	145B	145B Tixall Road Stafford Ph	171	ST18 0XZ	Flat	Flat	1 bed	SR	507	£ 175,000	£ 345.31	£ 110	£ 475	£ 91	£ 79,286	£ 155,752
0163022	145B	145B Tixall Road Stafford Ph	172	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 79	£ 107,860	£ 204,702
0163023	145B	145B Tixall Road Stafford Ph	173	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163024	145B	145B Tixall Road Stafford Ph	174	ST18 0XZ	Flat	Flat	1 bed	SR	507	£ 175,000	£ 345.31	£ 110	£ 475	£ 91	£ 79,286	£ 155,752
0163025	145B	145B Tixall Road Stafford Ph	175	ST18 0XZ	Flat	Flat	2 bed	SR	634	£ 230,000	£ 362.91	£ 133	£ 575	£ 79	£ 107,860	£ 204,702
0163026	145B	145B Tixall Road Stafford Ph	176	ST18 0XZ	Flat	Flat	1 bed	SR	507	£ 175,000	£ 345.31	£ 110	£ 475	£ 91	£ 79,286	£ 155,752
0163033	145B	145B Tixall Road Stafford Ph	214	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163034	145B	145B Tixall Road Stafford Ph	215	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163035	145B	145B Tixall Road Stafford Ph	216	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163036	145B	145B Tixall Road Stafford Ph	217	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163037	145B	145B Tixall Road Stafford Ph	218	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163038	145B	145B Tixall Road Stafford Ph	219	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163039	145B	145B Tixall Road Stafford Ph	220	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163040	145B	145B Tixall Road Stafford Ph	221	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163041	145B	145B Tixall Road Stafford Ph	222	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163042	145B	145B Tixall Road Stafford Ph	223	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163043	145B	145B Tixall Road Stafford Ph	224	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163044	145B	145B Tixall Road Stafford Ph	225	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163045	145B	145B Tixall Road Stafford Ph	226	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163046	145B	145B Tixall Road Stafford Ph	227	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163047	145B	145B Tixall Road Stafford Ph	228	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163048	145B	145B Tixall Road Stafford Ph	229	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163049	145B	145B Tixall Road Stafford Ph	230	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163050	145B	145B Tixall Road Stafford Ph	231	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163051	145B	145B Tixall Road Stafford Ph	232	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163052	145B	145B Tixall Road Stafford Ph	233	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163053	145B	145B Tixall Road Stafford Ph	234	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163054	145B	145B Tixall Road Stafford Ph	235	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163055	145B	145B Tixall Road Stafford Ph	236	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163056	145B	145B Tixall Road Stafford Ph	237	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163057	145B	145B Tixall Road Stafford Ph	238	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163058	145B	145B Tixall Road Stafford Ph	239	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 90	£ 107,860	£ 204,702
0163059	145B	145B Tixall Road Stafford Ph	240	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 91	£ 107,860	£ 204,702
0163060	145B	145B Tixall Road Stafford Ph	241	ST18 0XZ	Flat	Flat	2 bed	SR	635	£ 230,000	£ 362.17	£ 133	£ 575	£ 89	£ 107,860	£ 204,702
0163061	145B	145B Tixall Road Stafford Ph	242	ST18 0XZ	House	EOT	2 bed	SR	832	£ 210,000	£ 252.51	£ 150	£ 650	£ 103	£ 113,833	£ 186,902
0163062	145B	145B Tixall Road Stafford Ph	243	ST18 0XZ	House	MT	2 bed	SR	832	£ 213,000	£ 256.12	£ 150	£ 650	£ 102	£ 113,833	£ 189,572
0163063	145B	145B Tixall Road Stafford Ph	244	ST18 0XZ	House	MT	2 bed	SR	832	£ 213,000	£ 256.12	£ 150	£ 650	£ 102	£ 113,833	£ 189,572
0163064	145B	145B Tixall Road Stafford Ph	245	ST18 0XZ	House	MT	2 bed	SR	832	£ 213,000	£ 256.12	£ 150	£ 650	£ 102	£ 113,833	£ 189,572
0163065	145B	145B Tixall Road Stafford Ph	246	ST18 0XZ	House	MT	2 bed	SR	832	£ 213,000	£ 256.12	£ 150	£ 650	£ 102	£ 113,833	£ 189,572
0163066	145B	145B Tixall Road Stafford Ph	247	ST18 0XZ	House	EOT	2 bed	SR	832	£ 210,000	£ 252.51	£ 150	£ 650	£ 103	£ 113,833	£ 186,902
0148300010	1483	Coldharbour Road Gravesend	29	DA11 7HQ	House	EOT	3 bed	AR	1000	£ 395,000	£ 395.16	£ 300	£ 1,300	£ 235	£ 281,857	£ 351,576
0148300011	1483	Coldharbour Road Gravesend	30	DA11 7HQ	House	MT	3 bed	AR	1000	£ 390,000	£ 390.15	£ 300	£ 1,300	£ 235	£ 281,857	£ 347,126
0148300012	1483	Coldharbour Road Gravesend	31	DA11 7HQ	House	EOT	3 bed	AR	1000	£ 395,000	£ 395.16	£ 300	£ 1,300	£ 235	£ 281,857	£ 351,576
0148300013	1483	Coldharbour Road Gravesend	111	DA11 7HQ	Flat	Flat	2 bed	AR	637	£ 242,500	£ 380.70	£ 208	£ 900	£ 180	£ 201,000	£ 215,841
0148300014	1483	Coldharbour Road Gravesend	112	DA11 7HQ	Flat	Flat	2 bed	AR	637	£ 242,500	£ 380.70	£ 208	£ 900	£ 180	£ 201,000	£ 215,841
0148300015	1483	Coldharbour Road Gravesend	113	DA11 7HQ	Flat	Flat	2 bed	AR	637	£ 242,500	£ 380.70	£ 208	£ 900	£ 180	£ 201,000	£ 215,841
0148300016	1483	Coldharbour Road Gravesend	114	DA11 7HQ	Flat	Flat	2 bed	AR	637	£ 242,500	£ 380.70	£ 208	£ 900	£ 180	£ 201,000	£ 215,841

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0148300017	1483	Coldharbour Road Gravesend	115	DA11 7HQ	Flat	Flat	2 bed	AR	637	£ 242,500	£ 380.70	£ 208	£ 900	£ 180	£ 201,000	£ 215,841
0148300018	1483	Coldharbour Road Gravesend	116	DA11 7HQ	Flat	Flat	2 bed	AR	637	£ 242,500	£ 380.70	£ 208	£ 900	£ 180	£ 201,000	£ 215,841
0148300019	1483	Coldharbour Road Gravesend	117	DA11 7HQ	House	SD	2 bed	AR	877	£ 317,500	£ 362.19	£ 260	£ 1,125	£ 199	£ 225,143	£ 282,596
0148300020	1483	Coldharbour Road Gravesend	118	DA11 7HQ	House	SD	2 bed	AR	877	£ 317,500	£ 362.19	£ 260	£ 1,125	£ 199	£ 225,143	£ 282,596
0148300021	1483	Coldharbour Road Gravesend	119	DA11 7HQ	House	SD	2 bed	AR	877	£ 317,500	£ 362.19	£ 260	£ 1,125	£ 199	£ 225,143	£ 282,596
0148300022	1483	Coldharbour Road Gravesend	120	DA11 7HQ	House	SD	2 bed	AR	877	£ 317,500	£ 362.19	£ 260	£ 1,125	£ 199	£ 225,143	£ 282,596
0148300023	1483	Coldharbour Road Gravesend	145	DA11 7HQ	House	EOT	2 bed	AR	877	£ 315,000	£ 359.34	£ 260	£ 1,125	£ 196	£ 225,143	£ 280,371
0148300024	1483	Coldharbour Road Gravesend	146	DA11 7HQ	House	MT	2 bed	AR	877	£ 312,500	£ 356.48	£ 260	£ 1,125	£ 196	£ 225,143	£ 278,146
0148300025	1483	Coldharbour Road Gravesend	147	DA11 7HQ	House	EOT	2 bed	AR	877	£ 315,000	£ 359.34	£ 260	£ 1,125	£ 196	£ 225,143	£ 280,371
0148300032	1483	Coldharbour Road Gravesend	163	DA11 7HQ	House	EOT	3 bed	AR	1000	£ 395,000	£ 395.16	£ 300	£ 1,300	£ 240	£ 281,857	£ 351,576
0148300033	1483	Coldharbour Road Gravesend	164	DA11 7HQ	House	MT	3 bed	AR	1000	£ 390,000	£ 390.15	£ 300	£ 1,300	£ 240	£ 281,857	£ 347,126
0148300034	1483	Coldharbour Road Gravesend	165	DA11 7HQ	House	MT	3 bed	AR	1000	£ 390,000	£ 390.15	£ 300	£ 1,300	£ 240	£ 281,857	£ 347,126
0148300035	1483	Coldharbour Road Gravesend	166	DA11 7HQ	House	EOT	3 bed	AR	1000	£ 395,000	£ 395.16	£ 300	£ 1,300	£ 240	£ 281,857	£ 351,576
0079044	150	150 Lower Hoddern Farm Peaceh	75	BN10 8DD	House	MT	2 bed	AR	699	£ 275,000	£ 393.19	£ 254	£ 1,100	£ 187	£ 211,333	£ 241,835
0079045	150	150 Lower Hoddern Farm Peaceh	76	BN10 8DD	House	MT	2 bed	AR	699	£ 275,000	£ 393.19	£ 254	£ 1,100	£ 187	£ 211,333	£ 241,835
0079046	150	150 Lower Hoddern Farm Peaceh	77	BN10 8DD	House	MT	2 bed	AR	699	£ 275,000	£ 393.19	£ 254	£ 1,100	£ 187	£ 211,333	£ 241,835
0079047	150	150 Lower Hoddern Farm Peaceh	78	BN10 8DD	House	EOT	2 bed	AR	699	£ 277,500	£ 396.77	£ 254	£ 1,100	£ 187	£ 211,333	£ 244,033
0079048	150	150 Lower Hoddern Farm Peaceh	79	BN10 8DD	House	SD	2 bed	AR	699	£ 280,000	£ 400.34	£ 254	£ 1,100	£ 187	£ 211,333	£ 246,232
0079049	150	150 Lower Hoddern Farm Peaceh	80	BN10 8DD	House	SD	2 bed	AR	699	£ 280,000	£ 400.34	£ 254	£ 1,100	£ 187	£ 211,333	£ 246,232
0197024	1508	1508 Station Road Warboys Hun	59	PE28 2JE	House	D	3 bed	AR	968	£ 270,000	£ 278.81	£ 196	£ 850	£ 187	£ 203,667	£ 240,265
0197025	1508	1508 Station Road Warboys Hun	60	PE28 2JE	House	SD	4 bed	AR	1130	£ 330,000	£ 292.09	£ 254	£ 1,100	£ 206	£ 270,000	£ 293,657
0197026	1508	1508 Station Road Warboys Hun	61	PE28 2JE	House	SD	2 bed	AR	753	£ 215,000	£ 285.45	£ 162	£ 700	£ 150	£ 155,000	£ 191,322
0197027	1508	1508 Station Road Warboys Hun	62	PE28 2JE	Flat	Flat	1 bed	AR	592	£ 145,000	£ 245.02	£ 127	£ 550	£ 105	£ 107,500	£ 129,031
0197028	1508	1508 Station Road Warboys Hun	63	PE28 2JE	Flat	Flat	1 bed	AR	667	£ 150,000	£ 224.85	£ 133	£ 575	£ 122	£ 107,500	£ 133,481
0197029	1508	1508 Station Road Warboys Hun	64	PE28 2JE	Flat	Flat	1 bed	AR	592	£ 145,000	£ 245.02	£ 127	£ 550	£ 117	£ 107,500	£ 129,031
0197030	1508	1508 Station Road Warboys Hun	65	PE28 2JE	Flat	Flat	1 bed	AR	667	£ 150,000	£ 224.85	£ 133	£ 575	£ 122	£ 107,500	£ 133,481
0197031	1508	1508 Station Road Warboys Hun	66	PE28 2JE	House	SD	3 bed	AR	925	£ 260,000	£ 280.97	£ 196	£ 850	£ 173	£ 203,667	£ 231,366
0197032	1508	1508 Station Road Warboys Hun	67	PE28 2JE	House	SD	3 bed	AR	925	£ 260,000	£ 280.97	£ 196	£ 850	£ 173	£ 203,667	£ 231,366
0204004	1510	1510 Mepal Road	24	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204005	1510	1510 Mepal Road	25	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204006	1510	1510 Mepal Road	26	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204007	1510	1510 Mepal Road	27	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204008	1510	1510 Mepal Road	28	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204009	1510	1510 Mepal Road	29	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204010	1510	1510 Mepal Road	30	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204011	1510	1510 Mepal Road	31	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204012	1510	1510 Mepal Road	32	CB6 2QA	House	SD	2 bed	AR	760	£ 227,500	£ 299.45	£ 185	£ 800	£ 137	£ 144,133	£ 202,468
0204013	1510	1510 Mepal Road	33	CB6 2QA	House	SD	3 bed	AR	914	£ 260,000	£ 284.57	£ 231	£ 1,000	£ 160	£ 186,000	£ 231,392
0204014	1510	1510 Mepal Road	34	CB6 2QA	House	EOT	2 bed	AR	760	£ 225,000	£ 296.16	£ 185	£ 800	£ 148	£ 144,133	£ 200,243
0204015	1510	1510 Mepal Road	35	CB6 2QA	House	MT	2 bed	AR	760	£ 225,000	£ 296.16	£ 185	£ 800	£ 148	£ 144,133	£ 200,243
0204016	1510	1510 Mepal Road	36	CB6 2QA	House	EOT	2 bed	AR	760	£ 225,000	£ 296.16	£ 185	£ 800	£ 148	£ 144,133	£ 200,243
0204017	1510	1510 Mepal Road	37	CB6 2QA	House	EOT	2 bed	AR	760	£ 225,000	£ 296.16	£ 185	£ 800	£ 148	£ 144,133	£ 200,243
0204018	1510	1510 Mepal Road	38	CB6 2QA	House	MT	2 bed	AR	760	£ 225,000	£ 296.16	£ 185	£ 800	£ 148	£ 144,133	£ 200,243
0204019	1510	1510 Mepal Road	39	CB6 2QA	House	MT	2 bed	AR	760	£ 225,000	£ 296.16	£ 185	£ 800	£ 148	£ 144,133	£ 200,243
0204020	1510	1510 Mepal Road	40	CB6 2QA	House	EOT	3 bed	AR	914	£ 255,000	£ 279.09	£ 231	£ 1,000	£ 185	£ 186,000	£ 226,942
0035001	154B	154B Bishops Stortford North	66	CM23 2PW	House	EOT	1 bed	AR	548	£ 265,000	£ 483.58	£ 208	£ 900	£ 152	£ 159,333	£ 235,850
0035002	154B	154B Bishops Stortford North	67	CM23 2PW	House	MT	1 bed	AR	548	£ 260,000	£ 474.45	£ 208	£ 900	£ 152	£ 159,333	£ 231,400
0035003	154B	154B Bishops Stortford North	68	CM23 2PW	House	EOT	1 bed	AR	548	£ 265,000	£ 483.58	£ 208	£ 900	£ 152	£ 159,333	£ 235,850
0035004	154B	154B Bishops Stortford North	69	CM23 2PW	House	EOT	1 bed	AR	548	£ 265,000	£ 483.58	£ 208	£ 900	£ 152	£ 159,333	£ 235,850
0035005	154B	154B Bishops Stortford North	70	CM23 2PW	House	MT	1 bed	AR	548	£ 260,000	£ 474.45	£ 208	£ 900	£ 152	£ 159,333	£ 231,400
0035006	154B	154B Bishops Stortford North	71	CM23 2PW	House	EOT	1 bed	AR	548	£ 265,000	£ 483.58	£ 208	£ 900	£ 152	£ 159,333	£ 235,850
0035024	154B	154B Bishops Stortford North	64	CM23 2PW	House	SD	2 bed	AR	761	£ 360,000	£ 473.06	£ 265	£ 1,150	£ 207	£ 234,000	£ 320,400
0035025	154B	154B Bishops Stortford North	65	CM23 2PW	House	SD	2 bed	AR	761	£ 360,000	£ 473.06	£ 265	£ 1,150	£ 207	£ 234,000	£ 320,400
00154D112	154D	Bishops Stortford North	112	CM23 2QB	House	EOT	1 bed	AR	548	£ 235,000	£ 428.99	£ 208	£ 900	£ 166	£ 177,500	£ 209,136
00154D113	154D	Bishops Stortford North	113	CM23 2QB	House	MT	1 bed	AR	548	£ 260,000	£ 474.62	£ 208	£ 900	£ 166	£ 177,500	£ 231,384
00154D114	154D	Bishops Stortford North	114	CM23 2QB	House	MT	1 bed	AR	548	£ 260,000	£ 474.62	£ 208	£ 900	£ 166	£ 177,500	£ 231,384
00154D115	154D	Bishops Stortford North	115	CM23 2QB	House	EOT	1 bed	AR	548	£ 235,000	£ 428.99	£ 208	£ 900	£ 166	£ 177,500	£ 209,136
00154D116	154D	Bishops Stortford North	116	CM23 2QB	House	SD	2 bed	AR	761	£ 360,000	£ 473.23	£ 265	£ 1,150	£ 207	£ 234,000	£ 320,378
00154D117	154D	Bishops Stortford North	117	CM23 2QB	House	SD	2 bed	AR	761	£ 360,000	£ 473.23	£ 265	£ 1,150	£ 207	£ 234,000	£ 320,378
00154D118	154D	Bishops Stortford North	118	CM23 2QB	Flat	Flat	2 bed	AR	609	£ 310,000	£ 509.22	£ 248	£ 1,075	£ 207	£ 234,125	£ 275,881
00154D119	154D	Bishops Stortford North	119	CM23 2QB	Flat	Flat	2 bed	AR	609	£ 310,000	£ 509.22	£ 248	£ 1,075	£ 207	£ 234,125	£ 275,881
00154D120	154D	Bishops Stortford North	120	CM23 2QB	Flat	Flat	2 bed	AR	609	£ 310,000	£ 509.22	£ 248	£ 1,075	£ 207	£ 234,125	£ 275,881
00154D121	154D	Bishops Stortford North	121	CM23 2QB	Flat	Flat	2 bed	AR	628	£ 320,000	£ 509.74	£ 254	£ 1,100	£ 207	£ 234,125	£ 284,781
00154D122	154D	Bishops Stortford North	122	CM23 2QB	Flat	Flat	2 bed	AR	628	£ 320,000	£ 509.74	£ 254	£ 1,100	£ 207	£ 234,125	£ 284,781
00154D123	154D	Bishops Stortford North	123	CM23 2QB	Flat	Flat	2 bed	AR	628	£ 320,000	£ 509.74	£ 254	£ 1,100	£ 207	£ 234,125	£ 284,781
00154D124	154D	Bishops Stortford North	124	CM23 2QB	Flat	Flat	1 bed	AR	511	£ 240,000	£ 469.84	£ 190	£ 825	£ 152	£ 171,333	£ 213,586
00154D125	154D	Bishops Stortford North	125	CM23 2QB	Flat	Flat	1 bed	AR	511	£ 240,000	£ 469.84	£ 190	£ 825	£ 166	£ 171,333	£ 213,586
00154D126	154D	Bishops Stortford North	126	CM23 2QB	Flat	Flat	1 bed	AR	511	£ 240,000	£ 469.84	£ 190	£ 825	£ 166	£ 171,333	£ 213,586
00154D140	154D	Bishops Stortford North	140	CM23 2QB	Flat	Flat	2 bed	AR	649	£ 325,000	£ 500.95	£ 260	£ 1,125	£ 207	£ 234,125	£ 289,230
00154D141	154D	Bishops Stortford North	141	CM23 2QB	Flat	Flat	2 bed	AR	649	£ 325,000	£ 500.95	£ 260	£ 1,125	£ 207	£ 234,125	£ 289,230
0183004	157	157 Broadbridge Heath Horsham	36	RH12 3LR	Flat	Flat	1 bed	AR	524	£ 225,000	£ 429.47	£ 202	£ 875	£ 160	£ 173,333	£ 192,450
0183005	157	157 Broadbridge Heath Horsham	37	RH12 3LR	Flat	Flat	2 bed	AR	666	£ 275,000	£ 412.89	£ 242	£ 1,050	£ 198	£ 225,667	£ 235,217
0183006	157	157 Broadbridge Heath Horsham	38	RH12 3LR	Flat	Flat	1 bed	AR	523	£ 225,000	£ 430.44	£ 202	£ 875	£ 160	£ 173,333	£ 192,450
0183007	157	157 Broadbridge Heath Horsham	39	RH12 3LR	Flat	Flat	2 bed	AR	666	£ 275,000	£ 412.69	£ 242	£ 1,050	£ 198	£ 225,667	£ 235,217
0183009	157	157 Broadbridge Heath Horsham	41	RH12 3LR	Flat	Flat	1 bed	AR	524	£ 225,000	£ 429.47	£ 202	£ 875	£ 160	£ 173,333	£ 192,450

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0183010	157	157 Broadbridge Heath Horsham	42	RH12 3LR	Flat	Flat	2 bed	AR	666	£ 275,000	£ 412.89	£ 242	£ 1,050	£ 198	£ 225,667	£ 235,217
0183011	157	157 Broadbridge Heath Horsham	43	RH12 3LR	Flat	Flat	1 bed	AR	523	£ 225,000	£ 430.44	£ 202	£ 875	£ 160	£ 173,333	£ 192,450
0183012	157	157 Broadbridge Heath Horsham	44	RH12 3LR	Flat	Flat	2 bed	AR	666	£ 275,000	£ 412.69	£ 242	£ 1,050	£ 198	£ 225,667	£ 235,217
0183014	157	157 Broadbridge Heath Horsham	46	RH12 3LR	Flat	Flat	1 bed	AR	524	£ 225,000	£ 429.47	£ 202	£ 875	£ 160	£ 173,333	£ 192,450
0183015	157	157 Broadbridge Heath Horsham	47	RH12 3LR	Flat	Flat	2 bed	AR	666	£ 275,000	£ 412.89	£ 242	£ 1,050	£ 198	£ 225,667	£ 235,217
0183016	157	157 Broadbridge Heath Horsham	48	RH12 3LR	Flat	Flat	1 bed	AR	523	£ 225,000	£ 430.44	£ 202	£ 875	£ 160	£ 173,333	£ 192,450
0183017	157	157 Broadbridge Heath Horsham	49	RH12 3LR	Flat	Flat	2 bed	AR	666	£ 275,000	£ 412.69	£ 242	£ 1,050	£ 198	£ 225,667	£ 235,217
0158000003	1580	Harrow View West	154	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000004	1580	Harrow View West	158	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000005	1580	Harrow View West	162	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000009	1580	Harrow View West	155	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000010	1580	Harrow View West	159	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000011	1580	Harrow View West	163	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000012	1580	Harrow View West	166	HA2 6DU	Flat	Flat	2 bed	AR	764	£ 415,000	£ 543.22	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000013	1580	Harrow View West	169	HA2 6DU	Flat	Flat	2 bed	AR	796	£ 417,500	£ 524.34	£ 340	£ 1,475	£ 272	£ 333,500	£ 361,325
0158000017	1580	Harrow View West	156	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000018	1580	Harrow View West	160	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000019	1580	Harrow View West	164	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000020	1580	Harrow View West	167	HA2 6DU	Flat	Flat	2 bed	AR	764	£ 415,000	£ 543.22	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000021	1580	Harrow View West	170	HA2 6DU	Flat	Flat	2 bed	AR	764	£ 415,000	£ 543.22	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000024	1580	Harrow View West	157	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000025	1580	Harrow View West	161	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000026	1580	Harrow View West	165	HA2 6DU	Flat	Flat	2 bed	AR	753	£ 415,000	£ 550.98	£ 335	£ 1,450	£ 268	£ 333,500	£ 359,162
0158000053	1580	Harrow View West	315	HA2 6DU	House	EOT	3 bed	AR	1315	£ 615,000	£ 467.52	£ 462	£ 2,000	£ 369	£ 479,000	£ 532,251
0045010	158A	158A Melton Road Edwalton	83	NG12 4DR	House	SD	2 bed	SR	630	£ 227,500	£ 361.25	£ 179	£ 775	£ 94	£ 109,500	£ 195,118
0045011	158A	158A Melton Road Edwalton	84	NG12 4DR	House	SD	2 bed	SR	630	£ 227,500	£ 361.25	£ 179	£ 775	£ 94	£ 109,500	£ 195,118
0045022	158A	158A Melton Road Edwalton	157	NG12 4DR	House	SD	4 bed	SR	1149	£ 350,000	£ 304.73	£ 312	£ 1,350	£ 130	£ 197,000	£ 300,182
0045023	158A	158A Melton Road Edwalton	158	NG12 4DR	House	SD	4 bed	SR	1149	£ 350,000	£ 304.73	£ 312	£ 1,350	£ 130	£ 197,000	£ 300,182
0045024	158A	158A Melton Road Edwalton	159	NG12 4DR	House	EOT	3 bed	SR	890	£ 260,000	£ 292.25	£ 265	£ 1,150	£ 110	£ 144,000	£ 222,992
0045025	158A	158A Melton Road Edwalton	160	NG12 4DR	House	MT	3 bed	SR	890	£ 250,000	£ 281.01	£ 265	£ 1,150	£ 109	£ 144,000	£ 214,416
0045026	158A	158A Melton Road Edwalton	161	NG12 4DR	House	EOT	3 bed	SR	890	£ 260,000	£ 292.25	£ 265	£ 1,150	£ 110	£ 144,000	£ 222,992
0198007	1644	1644 Lodge Farm Witham Essex	124	CM8 1EJ	House	EOT	2 bed	AR	888	£ 315,000	£ 354.86	£ 254	£ 1,100	£ 186	£ 204,857	£ 280,340
0198008	1644	1644 Lodge Farm Witham Essex	132	CM8 1EJ	Flat	Flat	1 bed	AR	568	£ 200,000	£ 352.24	£ 173	£ 750	£ 141	£ 142,600	£ 177,993
0198010	1644	1644 Lodge Farm Witham Essex	134	CM8 1EJ	Flat	Flat	2 bed	AR	773	£ 260,000	£ 336.48	£ 196	£ 850	£ 164	£ 175,222	£ 231,391
0198011	1644	1644 Lodge Farm Witham Essex	135	CM8 1EJ	Flat	Flat	1 bed	AR	568	£ 200,000	£ 352.24	£ 173	£ 750	£ 139	£ 142,600	£ 177,993
0198012	1644	1644 Lodge Farm Witham Essex	136	CM8 1EJ	Flat	Flat	2 bed	AR	721	£ 265,000	£ 367.68	£ 190	£ 825	£ 164	£ 175,222	£ 235,841
0198013	1644	1644 Lodge Farm Witham Essex	137	CM8 1EJ	Flat	Flat	2 bed	AR	773	£ 260,000	£ 336.48	£ 196	£ 850	£ 164	£ 175,222	£ 231,391
0198014	1644	1644 Lodge Farm Witham Essex	139	CM8 1EJ	House	EOT	2 bed	AR	888	£ 315,000	£ 354.86	£ 254	£ 1,100	£ 186	£ 204,857	£ 280,340
0198024	1644	1644 Lodge Farm Witham Essex	166	CM8 1EJ	Flat	Flat	1 bed	AR	568	£ 200,000	£ 352.24	£ 173	£ 750	£ 141	£ 142,600	£ 177,993
0198025	1644	1644 Lodge Farm Witham Essex	167	CM8 1EJ	Flat	Flat	2 bed	AR	721	£ 265,000	£ 367.68	£ 190	£ 825	£ 164	£ 175,222	£ 235,841
0198026	1644	1644 Lodge Farm Witham Essex	168	CM8 1EJ	Flat	Flat	2 bed	AR	773	£ 260,000	£ 336.48	£ 196	£ 850	£ 164	£ 175,222	£ 231,391
0198027	1644	1644 Lodge Farm Witham Essex	169	CM8 1EJ	Flat	Flat	1 bed	AR	568	£ 200,000	£ 352.24	£ 173	£ 750	£ 141	£ 142,600	£ 177,993
0198028	1644	1644 Lodge Farm Witham Essex	170	CM8 1EJ	Flat	Flat	2 bed	AR	721	£ 265,000	£ 367.68	£ 190	£ 825	£ 164	£ 175,222	£ 235,841
0198029	1644	1644 Lodge Farm Witham Essex	171	CM8 1EJ	Flat	Flat	2 bed	AR	773	£ 260,000	£ 336.48	£ 196	£ 850	£ 164	£ 175,222	£ 231,391
0198030	1644	1644 Lodge Farm Witham Essex	172	CM8 1EJ	Flat	Flat	1 bed	AR	568	£ 200,000	£ 352.24	£ 173	£ 750	£ 141	£ 142,600	£ 177,993
0198031	1644	1644 Lodge Farm Witham Essex	173	CM8 1EJ	Flat	Flat	2 bed	AR	721	£ 265,000	£ 367.68	£ 190	£ 825	£ 164	£ 175,222	£ 235,841
0198032	1644	1644 Lodge Farm Witham Essex	174	CM8 1EJ	Flat	Flat	2 bed	AR	773	£ 260,000	£ 336.48	£ 196	£ 850	£ 164	£ 175,222	£ 231,391
0198033	1644	1644 Lodge Farm Witham Essex	175	CM8 1EJ	House	MT	2 bed	AR	888	£ 310,000	£ 349.23	£ 254	£ 1,100	£ 186	£ 204,857	£ 275,890
0198034	1644	1644 Lodge Farm Witham Essex	183	CM8 1EJ	House	EOT	2 bed	AR	866	£ 310,000	£ 357.90	£ 254	£ 1,100	£ 186	£ 204,857	£ 275,890
0198035	1644	1644 Lodge Farm Witham Essex	184	CM8 1EJ	House	SD	2 bed	AR	866	£ 315,000	£ 363.67	£ 254	£ 1,100	£ 186	£ 204,857	£ 280,340
0198036	1644	1644 Lodge Farm Witham Essex	185	CM8 1EJ	House	SD	3 bed	AR	1161	£ 345,000	£ 297.16	£ 288	£ 1,250	£ 229	£ 265,333	£ 307,039
0198037	1644	1644 Lodge Farm Witham Essex	186	CM8 1EJ	House	SD	3 bed	AR	1161	£ 345,000	£ 297.16	£ 288	£ 1,250	£ 229	£ 265,333	£ 307,039
0198040	1644	1644 Lodge Farm Witham Essex	223	CM8 1EJ	House	SD	2 bed	AR	866	£ 315,000	£ 363.67	£ 254	£ 1,100	£ 186	£ 204,857	£ 280,340
0198041	1644	1644 Lodge Farm Witham Essex	224	CM8 1EJ	House	SD	2 bed	AR	866	£ 315,000	£ 363.67	£ 254	£ 1,100	£ 186	£ 204,857	£ 280,340
0198042	1644	1644 Lodge Farm Witham Essex	225	CM8 1EJ	House	SD	3 bed	AR	1161	£ 345,000	£ 297.16	£ 288	£ 1,250	£ 230	£ 265,333	£ 307,039
0198043	1644	1644 Lodge Farm Witham Essex	226	CM8 1EJ	House	SD	3 bed	AR	1161	£ 345,000	£ 297.16	£ 288	£ 1,250	£ 230	£ 265,333	£ 307,039
0198044	1644	1644 Lodge Farm Witham Essex	227	CM8 1EJ	House	SD	3 bed	AR	1161	£ 345,000	£ 297.16	£ 288	£ 1,250	£ 230	£ 265,333	£ 307,039
0198045	1644	1644 Lodge Farm Witham Essex	228	CM8 1EJ	House	SD	3 bed	AR	1161	£ 345,000	£ 297.16	£ 288	£ 1,250	£ 230	£ 265,333	£ 307,039
0033039	164A	164A West Witney (Bloor)	594	OX29 7NX	House	SD	2 bed	AR	732	£ 275,000	£ 375.85	£ 242	£ 1,050	£ 166	£ 178,714	£ 237,652
0033040	164A	164A West Witney (Bloor)	595	OX29 7NX	House	SD	2 bed	AR	732	£ 275,000	£ 375.85	£ 242	£ 1,050	£ 166	£ 178,714	£ 237,652
0033041	164A	164A West Witney (Bloor)	596	OX29 7NX	House	SD	2 bed	AR	732	£ 275,000	£ 375.85	£ 242	£ 1,050	£ 166	£ 178,714	£ 237,652
0033042	164A	164A West Witney (Bloor)	597	OX29 7NX	House	SD	2 bed	AR	732	£ 275,000	£ 375.85	£ 242	£ 1,050	£ 166	£ 178,714	£ 237,652
0033044	164A	164A West Witney (Bloor)	608	OX29 7NX	House	MT	4 bed	AR	1076	£ 400,000	£ 371.75	£ 323	£ 1,400	£ 235	£ 278,333	£ 345,675
0033045	164A	164A West Witney (Bloor)	609	OX29 7NX	House	EOT	4 bed	AR	1076	£ 395,000	£ 367.10	£ 323	£ 1,400	£ 235	£ 278,333	£ 341,354
0033046	164A	164A West Witney (Bloor)	610	OX29 7NX	House	EOT	3 bed	AR	882	£ 315,000	£ 357.01	£ 288	£ 1,250	£ 203	£ 233,000	£ 272,219
0033047	164A	164A West Witney (Bloor)	611	OX29 7NX	House	MT	3 bed	AR	882	£ 310,000	£ 351.35	£ 288	£ 1,250	£ 203	£ 233,000	£ 267,898
0033048	164A	164A West Witney (Bloor)	612	OX29 7NX	House	EOT	3 bed	AR	882	£ 315,000	£ 357.01	£ 288	£ 1,250	£ 203	£ 233,000	£ 272,219
0033049	164A	164A West Witney (Bloor)	613	OX29 7NX	House	EOT	2 bed	AR	732	£ 270,000	£ 369.01	£ 242	£ 1,050	£ 162	£ 178,714	£ 233,331
0033050	164A	164A West Witney (Bloor)	614	OX29 7NX	House	MT	2 bed	AR	732	£ 265,000	£ 362.18	£ 242	£ 1,050	£ 159	£ 178,714	£ 229,010
0033051	164A	164A West Witney (Bloor)	615	OX29 7NX	House	EOT	2 bed	AR	732	£ 270,000	£ 369.01	£ 242	£ 1,050	£ 162	£ 178,714	£ 233,331
0033056	164A	164A West Witney (Bloor)	607	OX29 7NX	House	EOT	4 bed	AR	1076	£ 395,000	£ 367.10	£ 323	£ 1,400	£ 235	£ 278,333	£ 341,354
0080001	164B	164B West Witney (Bovis)	702	OX29 0YA	Flat	Flat	1 bed	AR	484	£ 190,000	£ 392.71	£ 185	£ 800	£ 136	£ 139,500	£ 169,096
0080002	164B	164B West Witney (Bovis)	703	OX29 0YA	Flat	Flat	1 bed	AR	484	£ 190,000	£ 392.71	£ 185	£ 800	£ 136	£ 139,500	£ 169,096
0080003	164B	164B West Witney (Bovis)	704	OX29 0YA	Flat	Flat	1 bed	AR	484	£ 190,000	£ 392.71	£ 185	£ 800	£ 136	£ 139,500	£ 169,096
0080004	164B	164B West Witney (Bovis)	714	OX29 0YA	Flat	Flat	1 bed	AR	484	£ 190,000	£ 392.71	£ 185	£ 800	£ 136	£ 139,500	£ 169,096

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0080005	164B	164B West Witney (Bovis)	699	OX29 0YA	Flat	Flat	2 bed	AR	613	£ 220,000	£ 359.02	£ 208	£ 900	£ 155	£ 165,500	£ 195,796
0080006	164B	164B West Witney (Bovis)	700	OX29 0YA	Flat	Flat	2 bed	AR	613	£ 220,000	£ 359.02	£ 208	£ 900	£ 155	£ 165,500	£ 195,796
0080007	164B	164B West Witney (Bovis)	701	OX29 0YA	Flat	Flat	2 bed	AR	613	£ 220,000	£ 359.02	£ 208	£ 900	£ 155	£ 165,500	£ 195,796
0080008	164B	164B West Witney (Bovis)	717	OX29 0YA	Flat	Flat	2 bed	AR	613	£ 220,000	£ 359.02	£ 208	£ 900	£ 155	£ 165,500	£ 195,796
0080013	164B	164B West Witney (Bovis)	718	OX29 0YA	House	EOT	2 bed	AR	732	£ 270,000	£ 368.99	£ 242	£ 1,050	£ 169	£ 183,000	£ 240,294
0080014	164B	164B West Witney (Bovis)	719	OX29 0YA	House	MT	2 bed	AR	732	£ 265,000	£ 362.16	£ 242	£ 1,050	£ 164	£ 183,000	£ 235,845
0080015	164B	164B West Witney (Bovis)	720	OX29 0YA	House	EOT	2 bed	AR	732	£ 270,000	£ 368.99	£ 242	£ 1,050	£ 169	£ 183,000	£ 240,294
0032037	164C	164C West Witney (Persimmon)	268	OX29 0YA	Flat	SD	1 bed	AR	527	£ 225,000	£ 426.75	£ 202	£ 875	£ 135	£ 139,000	£ 191,455
0032048	164C	164C West Witney (Persimmon)	178	OX29 0YA	House	SD	2 bed	AR	761	£ 290,000	£ 381.22	£ 242	£ 1,050	£ 180	£ 191,875	£ 246,765
0032049	164C	164C West Witney (Persimmon)	179	OX29 0YA	House	SD	2 bed	AR	761	£ 290,000	£ 381.22	£ 242	£ 1,050	£ 173	£ 191,875	£ 246,765
0032050	164C	164C West Witney (Persimmon)	193	OX29 0YA	House	SD	2 bed	AR	761	£ 290,000	£ 381.22	£ 242	£ 1,050	£ 173	£ 191,875	£ 246,765
0032051	164C	164C West Witney (Persimmon)	194	OX29 0YA	House	SD	2 bed	AR	761	£ 290,000	£ 381.22	£ 242	£ 1,050	£ 173	£ 191,875	£ 246,765
0032052	164C	164C West Witney (Persimmon)	195	OX29 0YA	House	SD	2 bed	AR	761	£ 290,000	£ 381.22	£ 242	£ 1,050	£ 173	£ 191,875	£ 246,765
0032053	164C	164C West Witney (Persimmon)	196	OX29 0YA	House	SD	2 bed	AR	761	£ 290,000	£ 381.22	£ 242	£ 1,050	£ 173	£ 191,875	£ 246,765
0032054	164C	164C West Witney (Persimmon)	223	OX29 0YA	House	SD	2 bed	AR	761	£ 290,000	£ 381.22	£ 242	£ 1,050	£ 171	£ 191,875	£ 246,765
0032055	164C	164C West Witney (Persimmon)	224	OX29 0YA	House	SD	2 bed	AR	761	£ 290,000	£ 381.22	£ 242	£ 1,050	£ 171	£ 191,875	£ 246,765
0032065	164C	164C West Witney (Persimmon)	180	OX29 0YA	House	SD	3 bed	AR	908	£ 335,000	£ 369.08	£ 288	£ 1,250	£ 192	£ 226,200	£ 285,056
0032066	164C	164C West Witney (Persimmon)	181	OX29 0YA	House	SD	3 bed	AR	908	£ 335,000	£ 369.08	£ 288	£ 1,250	£ 217	£ 226,200	£ 285,056
0032067	164C	164C West Witney (Persimmon)	218	OX29 0YA	House	EOT	3 bed	AR	908	£ 335,000	£ 369.08	£ 288	£ 1,250	£ 189	£ 226,200	£ 285,056
0032068	164C	164C West Witney (Persimmon)	219	OX29 0YA	House	MT	3 bed	AR	908	£ 330,000	£ 363.57	£ 288	£ 1,250	£ 189	£ 226,200	£ 280,801
0032069	164C	164C West Witney (Persimmon)	220	OX29 0YA	House	EOT	3 bed	AR	908	£ 335,000	£ 369.08	£ 288	£ 1,250	£ 203	£ 226,200	£ 285,056
0032070	164C	164C West Witney (Persimmon)	211	OX29 0YA	House	SD	4 bed	AR	1110	£ 385,000	£ 346.98	£ 323	£ 1,400	£ 240	£ 259,500	£ 327,601
0032071	164C	164C West Witney (Persimmon)	212	OX29 0YA	House	SD	4 bed	AR	1110	£ 385,000	£ 346.98	£ 323	£ 1,400	£ 240	£ 259,500	£ 327,601
0032072	164C	164C West Witney (Persimmon)	221	OX29 0YA	House	SD	4 bed	AR	1110	£ 385,000	£ 346.98	£ 323	£ 1,400	£ 198	£ 259,500	£ 327,601
0032073	164C	164C West Witney (Persimmon)	222	OX29 0YA	House	SD	4 bed	AR	1110	£ 385,000	£ 346.98	£ 323	£ 1,400	£ 198	£ 259,500	£ 327,601
1709AG00025	1709AG	Stoneley Park Coppenhall Crewe	507	CW1 4NG	Flat	Flat	1 bed	AR	400	£ 85,000	£ 212.58	£ 115	£ 500	£ 92	£ 83,000	£ 75,634
1709AG00044	1709AG	Stoneley Park Coppenhall Crewe	648	CW1 4NG	Flat	Flat	1 bed	AR	548	£ 90,000	£ 164.30	£ 127	£ 550	£ 102	£ 83,000	£ 80,083
1709AG00045	1709AG	Stoneley Park Coppenhall Crewe	649	CW1 4NG	Flat	Flat	1 bed	AR	400	£ 85,000	£ 212.58	£ 115	£ 500	£ 91	£ 83,000	£ 75,634
1709AG00046	1709AG	Stoneley Park Coppenhall Crewe	650	CW1 4NG	Flat	Flat	1 bed	AR	548	£ 90,000	£ 164.30	£ 127	£ 550	£ 102	£ 83,000	£ 80,083
1709AG00035	1709AG	Stoneley Park Coppenhall Crewe	625	CW1 4NG	Flat	Flat	2 bed	AR	597	£ 120,000	£ 201.09	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
1709AG00036	1709AG	Stoneley Park Coppenhall Crewe	626	CW1 4NG	Flat	Flat	2 bed	AR	578	£ 120,000	£ 207.72	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
1709AG00037	1709AG	Stoneley Park Coppenhall Crewe	627	CW1 4NG	Flat	Flat	2 bed	AR	597	£ 120,000	£ 201.09	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
1709AG00038	1709AG	Stoneley Park Coppenhall Crewe	628	CW1 4NG	Flat	Flat	2 bed	AR	597	£ 120,000	£ 201.09	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
1709AG00039	1709AG	Stoneley Park Coppenhall Crewe	629	CW1 4NG	Flat	Flat	2 bed	AR	578	£ 120,000	£ 207.72	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
1709AG00040	1709AG	Stoneley Park Coppenhall Crewe	630	CW1 4NG	Flat	Flat	2 bed	AR	597	£ 120,000	£ 201.09	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
1709AG00041	1709AG	Stoneley Park Coppenhall Crewe	631	CW1 4NG	Flat	Flat	2 bed	AR	597	£ 120,000	£ 201.09	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
1709AG00042	1709AG	Stoneley Park Coppenhall Crewe	632	CW1 4NG	Flat	Flat	2 bed	AR	578	£ 120,000	£ 207.72	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
1709AG00043	1709AG	Stoneley Park Coppenhall Crewe	633	CW1 4NG	Flat	Flat	2 bed	AR	597	£ 120,000	£ 201.09	£ 138	£ 600	£ 111	£ 98,778	£ 106,778
0173900025	1739	Norwich Road Swaffham	146	PE37 8HQ	House	SD	1 bed	AR	643	£ 150,000	£ 233.37	£ 133	£ 575	£ 102	£ 93,000	£ 133,490
0173900026	1739	Norwich Road Swaffham	147	PE37 8HQ	House	SD	1 bed	AR	643	£ 150,000	£ 233.37	£ 133	£ 575	£ 102	£ 93,000	£ 133,490
0173900030	1739	Norwich Road Swaffham	156	PE37 8HQ	House	SD	1 bed	AR	643	£ 150,000	£ 233.37	£ 133	£ 575	£ 106	£ 93,000	£ 133,490
0173900031	1739	Norwich Road Swaffham	157	PE37 8HQ	House	SD	1 bed	AR	643	£ 150,000	£ 233.37	£ 133	£ 575	£ 106	£ 93,000	£ 133,490
0173900027	1739	Norwich Road Swaffham	153	PE37 8HQ	House	EOT	2 bed	AR	761	£ 190,000	£ 249.76	£ 156	£ 675	£ 132	£ 132,000	£ 169,088
0173900028	1739	Norwich Road Swaffham	154	PE37 8HQ	House	MT	2 bed	AR	761	£ 187,500	£ 246.48	£ 156	£ 675	£ 132	£ 132,000	£ 166,863
0173900029	1739	Norwich Road Swaffham	155	PE37 8HQ	House	EOT	2 bed	AR	761	£ 190,000	£ 249.76	£ 156	£ 675	£ 132	£ 132,000	£ 169,088
0213001	1771	Silver Street| Reading	61	RG1 2SE	Flat	Flat	1 bed	AR	553	£ 257,500	£ 465.86	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0213002	1771	Silver Street| Reading	60	RG1 2SE	Flat	Flat	2 bed	AR	673	£ 330,000	£ 490.55	£ 277	£ 1,200	£ 219	£ 255,333	£ 285,532
0213003	1771	Silver Street| Reading	62	RG1 2SE	Flat	Flat	1 bed	AR	553	£ 257,500	£ 465.86	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0213004	1771	Silver Street| Reading	59	RG1 2SE	Flat	Flat	2 bed	AR	660	£ 330,000	£ 499.82	£ 277	£ 1,200	£ 219	£ 255,333	£ 285,532
0213005	1771	Silver Street| Reading	58	RG1 2SE	Flat	Flat	2 bed	AR	660	£ 330,000	£ 499.82	£ 277	£ 1,200	£ 222	£ 255,333	£ 285,532
0213006	1771	Silver Street| Reading	57	RG1 2SE	Flat	Flat	1 bed	AR	553	£ 257,500	£ 465.86	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0213007	1771	Silver Street| Reading	67	RG1 2SE	Flat	Flat	1 bed	AR	550	£ 257,500	£ 468.60	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0213008	1771	Silver Street| Reading	66	RG1 2SE	Flat	Flat	2 bed	AR	673	£ 330,000	£ 490.55	£ 277	£ 1,200	£ 219	£ 255,333	£ 285,532
0213009	1771	Silver Street| Reading	68	RG1 2SE	Flat	Flat	1 bed	AR	550	£ 257,500	£ 468.60	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0213010	1771	Silver Street| Reading	65	RG1 2SE	Flat	Flat	2 bed	AR	660	£ 330,000	£ 499.82	£ 277	£ 1,200	£ 219	£ 255,333	£ 285,532
0213011	1771	Silver Street| Reading	64	RG1 2SE	Flat	Flat	2 bed	AR	660	£ 330,000	£ 499.82	£ 277	£ 1,200	£ 219	£ 255,333	£ 285,532
0213012	1771	Silver Street| Reading	63	RG1 2SE	Flat	Flat	1 bed	AR	553	£ 257,500	£ 465.86	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0213013	1771	Silver Street| Reading	73	RG1 2SE	Flat	Flat	1 bed	AR	550	£ 257,500	£ 468.60	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0213014	1771	Silver Street| Reading	72	RG1 2SE	Flat	Flat	2 bed	AR	673	£ 330,000	£ 490.55	£ 277	£ 1,200	£ 219	£ 255,333	£ 285,532
0213015	1771	Silver Street| Reading	74	RG1 2SE	Flat	Flat	1 bed	AR	550	£ 257,500	£ 468.60	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0213016	1771	Silver Street| Reading	71	RG1 2SE	Flat	Flat	2 bed	AR	660	£ 330,000	£ 499.82	£ 277	£ 1,200	£ 219	£ 255,333	£ 285,532
0213017	1771	Silver Street| Reading	70	RG1 2SE	Flat	Flat	2 bed	AR	660	£ 330,000	£ 499.82	£ 277	£ 1,200	£ 219	£ 255,333	£ 285,532
0213018	1771	Silver Street| Reading	69	RG1 2SE	Flat	Flat	1 bed	AR	550	£ 257,500	£ 468.60	£ 237	£ 1,025	£ 183	£ 205,111	£ 222,801
0184007	180	180 Chapel Lane	40	NG13 8HP	House	EOT	3 bed	AR	926	£ 265,000	£ 286.29	£ 196	£ 850	£ 146	£ 150,667	£ 235,808
0184008	180	180 Chapel Lane	41	NG13 8HP	House	MT	3 bed	AR	926	£ 262,500	£ 283.59	£ 196	£ 850	£ 146	£ 150,667	£ 233,583
0184009	180	180 Chapel Lane	42	NG13 8HP	House	EOT	3 bed	AR	926	£ 265,000	£ 286.29	£ 196	£ 850	£ 146	£ 150,667	£ 235,808
0184023	180	180 Chapel Lane	66	NG13 8HP	House	EOT	2 bed	AR	750	£ 190,000	£ 253.43	£ 173	£ 750	£ 127	£ 124,000	£ 169,070
0184024	180	180 Chapel Lane	67	NG13 8HP	House	MT	2 bed	AR	750	£ 187,500	£ 250.10	£ 173	£ 750	£ 127	£ 124,000	£ 166,845
0184025	180	180 Chapel Lane	68	NG13 8HP	House	EOT	2 bed	AR	750	£ 190,000	£ 253.43	£ 173	£ 750	£ 127	£ 124,000	£ 169,070
0184052	180	180 Chapel Lane	262	NG13 8HP	House	MT	2 bed	SR	750	£ 187,500	£ 250.10	£ 173	£ 750	£ 94	£ 101,500	£ 166,845
0184053	180	180 Chapel Lane	263	NG13 8HP	House	EOT	2 bed	SR	750	£ 190,000	£ 253.43	£ 173	£ 750	£ 95	£ 101,500	£ 169,070
0184054	180	180 Chapel Lane	264	NG13 8HP	House	SD	4 bed	AR	1104	£ 300,000	£ 271.85	£ 277	£ 1,200	£ 184	£ 202,500	£ 266,952
0184055	180	180 Chapel Lane	265	NG13 8HP	House	SD	4 bed	AR	1104	£ 300,000	£ 271.85	£ 277	£ 1,200	£ 184	£ 202,500	£ 266,952
0184050	180	180 Chapel Lane	260	NG13 8HP	Flat	Maisonette	1 bed	SR	497	£ 114,000	£ 229.47	£ 121	£ 525	£ 75	£ 64,000	£ 101,442
0184051	180	180 Chapel Lane	261	NG13 8HP	Flat	Maisonette	1 bed	SR	630	£ 117,500	£ 186.58	£ 127	£ 550	£ 77	£ 64,000	£ 104,556

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0184056	180	180 Chapel Lane	296	NG13 8HP	Flat	Maisonette	1 bed	AR	497	£ 114,000	£ 229.47	£ 121	£ 525	£ 97	£ 86,500	£ 101,442
0184057	180	180 Chapel Lane	297	NG13 8HP	Flat	Maisonette	1 bed	AR	630	£ 117,500	£ 186.58	£ 127	£ 550	£ 102	£ 86,500	£ 104,556
0010031	185	185 Cockanyes Lane Alreford Es	109	CO7 8BZ	Flat	Flat	1 bed	AR	495	£ 185,000	£ 373.88	£ 156	£ 675	£ 112	£ 104,833	£ 164,667
0010032	185	185 Cockanyes Lane Alreford Es	110	CO7 8BZ	Flat	Flat	1 bed	AR	495	£ 185,000	£ 373.88	£ 156	£ 675	£ 112	£ 104,833	£ 164,667
0010033	185	185 Cockanyes Lane Alreford Es	111	CO7 8BZ	Flat	Flat	1 bed	AR	474	£ 185,000	£ 390.44	£ 156	£ 675	£ 112	£ 104,833	£ 164,667
0010034	185	185 Cockanyes Lane Alreford Es	112	CO7 8BZ	Flat	Flat	1 bed	AR	474	£ 185,000	£ 390.44	£ 156	£ 675	£ 112	£ 104,833	£ 164,667
0010035	185	185 Cockanyes Lane Alreford Es	113	CO7 8BZ	Flat	Flat	1 bed	AR	495	£ 185,000	£ 373.88	£ 156	£ 675	£ 112	£ 104,833	£ 164,667
0010036	185	185 Cockanyes Lane Alreford Es	114	CO7 8BZ	Flat	Flat	1 bed	AR	495	£ 185,000	£ 373.88	£ 156	£ 675	£ 112	£ 104,833	£ 164,667
1907001	1907	Newark Street	3	RG1 2SE	Flat	Flat	1 bed	AR	512	£ 245,000	£ 478.35	£ 231	£ 1,000	£ 183	£ 205,000	£ 218,000
1907002	1907	Newark Street	6	RG1 2SE	Flat	Flat	1 bed	AR	512	£ 245,000	£ 478.35	£ 231	£ 1,000	£ 183	£ 205,000	£ 218,000
0202010	192	192 Ph 1 Mascalls Court Farm	58	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 142	£ 158,067	£ 226,958
0202011	192	192 Ph 1 Mascalls Court Farm	59	TN12 6NB	Flat	Flat	1 bed	AR	699	£ 260,000	£ 371.75	£ 208	£ 900	£ 166	£ 158,067	£ 231,408
0202012	192	192 Ph 1 Mascalls Court Farm	60	TN12 6NB	Flat	Flat	1 bed	AR	710	£ 260,000	£ 366.11	£ 208	£ 900	£ 150	£ 158,067	£ 231,408
0202013	192	192 Ph 1 Mascalls Court Farm	61	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 142	£ 158,067	£ 226,958
0202014	192	192 Ph 1 Mascalls Court Farm	62	TN12 6NB	Flat	Flat	2 bed	AR	699	£ 335,000	£ 478.98	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202015	192	192 Ph 1 Mascalls Court Farm	63	TN12 6NB	Flat	Flat	2 bed	AR	710	£ 335,000	£ 471.72	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202016	192	192 Ph 1 Mascalls Court Farm	64	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 142	£ 158,067	£ 226,958
0202017	192	192 Ph 1 Mascalls Court Farm	65	TN12 6NB	Flat	Flat	2 bed	AR	699	£ 335,000	£ 478.98	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202018	192	192 Ph 1 Mascalls Court Farm	66	TN12 6NB	Flat	Flat	2 bed	AR	710	£ 335,000	£ 471.72	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202029	192	192 Ph 1 Mascalls Court Farm	98	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 142	£ 158,067	£ 226,958
0202030	192	192 Ph 1 Mascalls Court Farm	99	TN12 6NB	Flat	Flat	1 bed	AR	699	£ 260,000	£ 371.75	£ 208	£ 900	£ 148	£ 158,067	£ 231,408
0202031	192	192 Ph 1 Mascalls Court Farm	100	TN12 6NB	Flat	Flat	1 bed	AR	710	£ 260,000	£ 366.11	£ 208	£ 900	£ 150	£ 158,067	£ 231,408
0202032	192	192 Ph 1 Mascalls Court Farm	101	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 142	£ 158,067	£ 226,958
0202033	192	192 Ph 1 Mascalls Court Farm	102	TN12 6NB	Flat	Flat	2 bed	AR	699	£ 335,000	£ 478.98	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202034	192	192 Ph 1 Mascalls Court Farm	103	TN12 6NB	Flat	Flat	2 bed	AR	710	£ 335,000	£ 471.72	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202035	192	192 Ph 1 Mascalls Court Farm	104	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 142	£ 158,067	£ 226,958
0202036	192	192 Ph 1 Mascalls Court Farm	105	TN12 6NB	Flat	Flat	2 bed	AR	699	£ 335,000	£ 478.98	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202037	192	192 Ph 1 Mascalls Court Farm	106	TN12 6NB	Flat	Flat	2 bed	AR	710	£ 335,000	£ 471.72	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202042	192	192 Ph 1 Mascalls Court Farm	113	TN12 6NB	Flat	Flat	1 bed	AR	710	£ 260,000	£ 366.11	£ 208	£ 900	£ 150	£ 158,067	£ 231,408
0202043	192	192 Ph 1 Mascalls Court Farm	114	TN12 6NB	Flat	Flat	1 bed	AR	699	£ 260,000	£ 371.75	£ 208	£ 900	£ 148	£ 158,067	£ 231,408
0202044	192	192 Ph 1 Mascalls Court Farm	115	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 148	£ 158,067	£ 226,958
0202045	192	192 Ph 1 Mascalls Court Farm	116	TN12 6NB	Flat	Flat	2 bed	AR	710	£ 335,000	£ 471.72	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202046	192	192 Ph 1 Mascalls Court Farm	117	TN12 6NB	Flat	Flat	2 bed	AR	699	£ 335,000	£ 478.98	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202047	192	192 Ph 1 Mascalls Court Farm	118	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 142	£ 158,067	£ 226,958
0202048	192	192 Ph 1 Mascalls Court Farm	119	TN12 6NB	Flat	Flat	2 bed	AR	710	£ 335,000	£ 471.72	£ 231	£ 1,000	£ 142	£ 200,083	£ 298,161
0202049	192	192 Ph 1 Mascalls Court Farm	120	TN12 6NB	Flat	Flat	2 bed	AR	699	£ 335,000	£ 478.98	£ 231	£ 1,000	£ 183	£ 200,083	£ 298,161
0202050	192	192 Ph 1 Mascalls Court Farm	121	TN12 6NB	Flat	Flat	1 bed	AR	581	£ 255,000	£ 438.87	£ 185	£ 800	£ 183	£ 158,067	£ 226,958
2001AG00001	2001AG	Picket Twenty Adover	1	SP11 6TY	Flat	Flat	2 bed	SR	762	£ 175,000	£ 229.74	£ 202	£ 875	£ 99	£ 131,900	£ 155,756
2001AG00002	2001AG	Picket Twenty Adover	2	SP11 6TY	Flat	Flat	2 bed	SR	765	£ 175,000	£ 228.84	£ 202	£ 875	£ 98	£ 131,900	£ 155,756
2001AG00003	2001AG	Picket Twenty Adover	3	SP11 6TY	Flat	Flat	2 bed	SR	715	£ 170,000	£ 237.85	£ 196	£ 850	£ 98	£ 131,900	£ 151,306
2001AG00004	2001AG	Picket Twenty Adover	4	SP11 6TY	Flat	Flat	1 bed	SR	540	£ 140,000	£ 259.35	£ 162	£ 700	£ 87	£ 94,571	£ 124,605
2001AG00005	2001AG	Picket Twenty Adover	5	SP11 6TY	Flat	Flat	2 bed	SR	762	£ 175,000	£ 229.74	£ 202	£ 875	£ 99	£ 131,900	£ 155,756
2001AG00006	2001AG	Picket Twenty Adover	6	SP11 6TY	Flat	Flat	2 bed	SR	765	£ 175,000	£ 228.84	£ 202	£ 875	£ 99	£ 131,900	£ 155,756
2001AG00007	2001AG	Picket Twenty Adover	7	SP11 6TY	Flat	Flat	2 bed	SR	715	£ 170,000	£ 237.85	£ 196	£ 850	£ 99	£ 131,900	£ 151,306
2001AG00008	2001AG	Picket Twenty Adover	8	SP11 6TY	Flat	Flat	1 bed	SR	540	£ 140,000	£ 259.35	£ 162	£ 700	£ 87	£ 94,571	£ 124,605
2001AG00009	2001AG	Picket Twenty Adover	9	SP11 6TY	Flat	Flat	2 bed	SR	762	£ 175,000	£ 229.74	£ 202	£ 875	£ 99	£ 131,900	£ 155,756
2001AG00010	2001AG	Picket Twenty Adover	10	SP11 6TY	Flat	Flat	2 bed	SR	765	£ 175,000	£ 228.84	£ 202	£ 875	£ 99	£ 131,900	£ 155,756
2001AG00011	2001AG	Picket Twenty Adover	11	SP11 6TY	Flat	Flat	2 bed	SR	715	£ 170,000	£ 237.85	£ 196	£ 850	£ 99	£ 131,900	£ 151,306
2001AG00012	2001AG	Picket Twenty Adover	12	SP11 6TY	Flat	Flat	1 bed	SR	589	£ 140,000	£ 237.78	£ 167	£ 725	£ 86	£ 94,571	£ 124,605
2001AG00013	2001AG	Picket Twenty Adover	13	SP11 6TY	Flat	Flat	1 bed	SR	468	£ 140,000	£ 299.25	£ 144	£ 625	£ 86	£ 94,571	£ 124,605
2001AG00014	2001AG	Picket Twenty Adover	14	SP11 6TY	Flat	Flat	1 bed	SR	471	£ 140,000	£ 297.35	£ 144	£ 625	£ 86	£ 94,571	£ 124,605
2001AG00015	2001AG	Picket Twenty Adover	15	SP11 6TY	Flat	Flat	2 bed	SR	613	£ 170,000	£ 277.43	£ 190	£ 825	£ 95	£ 131,900	£ 151,306
2001AG00016	2001AG	Picket Twenty Adover	16	SP11 6TY	Flat	Flat	1 bed	SR	495	£ 140,000	£ 282.93	£ 150	£ 650	£ 86	£ 94,571	£ 124,605
2001AG00017	2001AG	Picket Twenty Adover	17	SP11 6TY	Flat	Flat	1 bed	SR	568	£ 140,000	£ 246.57	£ 162	£ 700	£ 86	£ 94,571	£ 124,605
0064115	200A	200A Gilden Way	184	CM17 0JA	House	EOT	2 bed	AR	632	£ 310,000	£ 490.72	£ 265	£ 1,150	£ 210	£ 238,000	£ 267,853
0064129	200A	200A Gilden Way	265	CM17 0JA	House	SD	3 bed	AR	958	£ 375,000	£ 391.59	£ 329	£ 1,425	£ 260	£ 306,250	£ 324,016
0064130	200A	200A Gilden Way	266	CM17 0JA	House	SD	2 bed	AR	745	£ 315,000	£ 423.05	£ 288	£ 1,250	£ 210	£ 238,000	£ 272,174
0064131	200A	200A Gilden Way	267	CM17 0JA	House	SD	3 bed	AR	925	£ 370,000	£ 399.84	£ 329	£ 1,425	£ 260	£ 306,250	£ 319,696
0064132	200A	200A Gilden Way	268	CM17 0JA	House	SD	3 bed	AR	925	£ 370,000	£ 399.84	£ 329	£ 1,425	£ 260	£ 306,250	£ 319,696
0064133	200A	200A Gilden Way	269	CM17 0JA	House	SD	2 bed	AR	745	£ 315,000	£ 423.05	£ 288	£ 1,250	£ 210	£ 238,000	£ 272,174
0064134	200A	200A Gilden Way	270	CM17 0JA	House	SD	2 bed	AR	745	£ 315,000	£ 423.05	£ 288	£ 1,250	£ 210	£ 238,000	£ 272,174
0064135	200A	200A Gilden Way	271	CM17 0JA	House	SD	2 bed	AR	745	£ 315,000	£ 423.05	£ 288	£ 1,250	£ 210	£ 238,000	£ 272,174
0064136	200A	200A Gilden Way	272	CM17 0JA	House	SD	2 bed	AR	745	£ 315,000	£ 423.05	£ 288	£ 1,250	£ 210	£ 238,000	£ 272,174
0064137	200A	200A Gilden Way	273	CM17 0JA	House	SD	3 bed	AR	958	£ 375,000	£ 391.59	£ 329	£ 1,425	£ 260	£ 306,250	£ 324,016
0064138	200A	200A Gilden Way	274	CM17 0JA	House	SD	2 bed	AR	745	£ 315,000	£ 423.05	£ 288	£ 1,250	£ 210	£ 238,000	£ 272,174
0064139	200A	200A Gilden Way	275	CM17 0JA	House	EOT	2 bed	AR	632	£ 310,000	£ 490.81	£ 265	£ 1,150	£ 210	£ 238,000	£ 267,853
0064140	200A	200A Gilden Way	290	CM17 0JA	House	EOT	2 bed	AR	632	£ 310,000	£ 490.81	£ 265	£ 1,150	£ 207	£ 238,000	£ 267,853
0064141	200A	200A Gilden Way	291	CM17 0JA	Flat	Flat	1 bed	AR	452	£ 200,000	£ 442.66	£ 185	£ 800	£ 162	£ 172,000	£ 172,809
0064142	200A	200A Gilden Way	292	CM17 0JA	Flat	Flat	1 bed	AR	452	£ 200,000	£ 442.66	£ 185	£ 800	£ 160	£ 172,000	£ 172,809
0064143	200A	200A Gilden Way	293	CM17 0JA	Flat	Flat	1 bed	AR	452	£ 200,000	£ 442.66	£ 185	£ 800	£ 162	£ 172,000	£ 172,809
0064144	200A	200A Gilden Way	294	CM17 0JA	Flat	Flat	1 bed	AR	457	£ 200,000	£ 437.86	£ 185	£ 800	£ 162	£ 172,000	£ 172,809
0064145	200A	200A Gilden Way	295	CM17 0JA	Flat	Flat	1 bed	AR	457	£ 200,000	£ 437.86	£ 185	£ 800	£ 162	£ 172,000	£ 172,809
0064146	200A	200A Gilden Way	296	CM17 0JA	Flat	Flat	1 bed	AR	457	£ 200,000	£ 437.86	£ 185	£ 800	£ 160	£ 172,000	£ 172,809
0064147	200A	200A Gilden Way	297	CM17 0JA	Flat	Flat	2 bed	AR	570	£ 220,000	£ 386.14	£ 254	£ 1,100	£ 195	£ 216,000	£ 190,090
0064148	200A	200A Gilden Way	298	CM17 0JA	Flat	Flat	2 bed	AR	570	£ 220,000	£ 386.14	£ 254	£ 1,100	£ 195	£ 216,000	£ 190,090

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0064149	200A	200A Gilden Way	299	CM17 0JA	Flat	Flat	2 bed	AR	570	£ 220,000	£ 386.14	£ 254	£ 1,100	£ 192	£ 216,000	£ 190,090
0064150	200A	200A Gilden Way	300	CM17 0JA	House	EOT	2 bed	AR	632	£ 310,000	£ 490.81	£ 265	£ 1,150	£ 210	£ 238,000	£ 267,853
0015002	200B	200B Gilden Way	2	CM17 0JA	Flat	Flat	1 bed	AR	537	£ 225,000	£ 418.99	£ 196	£ 850	£ 162	£ 170,320	£ 193,376
0015003	200B	200B Gilden Way	3	CM17 0JA	Flat	Flat	1 bed	AR	537	£ 225,000	£ 418.99	£ 196	£ 850	£ 162	£ 170,320	£ 193,376
0015007	200B	200B Gilden Way	7	CM17 0JA	Flat	Flat	1 bed	AR	537	£ 225,000	£ 418.99	£ 196	£ 850	£ 162	£ 170,320	£ 193,376
0015008	200B	200B Gilden Way	8	CM17 0JA	Flat	Flat	1 bed	AR	537	£ 225,000	£ 418.99	£ 196	£ 850	£ 162	£ 170,320	£ 193,376
0015009	200B	200B Gilden Way	9	CM17 0JA	Flat	Flat	1 bed	AR	537	£ 225,000	£ 418.99	£ 196	£ 850	£ 160	£ 170,320	£ 193,376
0015010	200B	200B Gilden Way	10	CM17 0JA	Flat	Flat	1 bed	AR	537	£ 225,000	£ 418.99	£ 196	£ 850	£ 162	£ 170,320	£ 193,376
0015011	200B	200B Gilden Way	11	CM17 0JA	Flat	Flat	1 bed	AR	537	£ 225,000	£ 418.99	£ 196	£ 850	£ 162	£ 170,320	£ 193,376
0015012	200B	200B Gilden Way	12	CM17 0JA	Flat	Flat	1 bed	AR	537	£ 225,000	£ 418.99	£ 196	£ 850	£ 162	£ 170,320	£ 193,376
0015020	200B	200B Gilden Way	57	CM17 0JA	Flat	Flat	1 bed	AR	653	£ 240,000	£ 367.53	£ 213	£ 925	£ 162	£ 170,320	£ 206,268
0015038	200B	200B Gilden Way	1107	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015039	200B	200B Gilden Way	1108	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015040	200B	200B Gilden Way	1109	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015041	200B	200B Gilden Way	1110	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015042	200B	200B Gilden Way	1111	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015044	200B	200B Gilden Way	1112	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015045	200B	200B Gilden Way	1113	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015046	200B	200B Gilden Way	1114	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015047	200B	200B Gilden Way	1115	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015050	200B	200B Gilden Way	1116	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015051	200B	200B Gilden Way	1117	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015052	200B	200B Gilden Way	1118	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015053	200B	200B Gilden Way	1125	CM17 0JA	Flat	Flat	1 bed	AR	502	£ 221,250	£ 440.74	£ 196	£ 850	£ 157	£ 170,320	£ 190,153
0015054	200B	200B Gilden Way	1122	CM17 0JA	Flat	Flat	1 bed	AR	692	£ 220,000	£ 317.92	£ 219	£ 950	£ 175	£ 170,320	£ 189,079
0015055	200B	200B Gilden Way	1123	CM17 0JA	Flat	Flat	1 bed	AR	692	£ 220,000	£ 317.92	£ 219	£ 950	£ 175	£ 170,320	£ 189,079
0015056	200B	200B Gilden Way	4	CM17 0JA	Flat	Flat	2 bed	AR	694	£ 270,000	£ 389.05	£ 265	£ 1,150	£ 203	£ 236,571	£ 232,051
0015057	200B	200B Gilden Way	5	CM17 0JA	Flat	Flat	2 bed	AR	694	£ 270,000	£ 389.05	£ 265	£ 1,150	£ 203	£ 236,571	£ 232,051
0015058	200B	200B Gilden Way	6	CM17 0JA	Flat	Flat	2 bed	AR	694	£ 270,000	£ 389.05	£ 265	£ 1,150	£ 203	£ 236,571	£ 232,051
0015065	200B	200B Gilden Way	60	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 192	£ 236,571	£ 236,349
0015076	200B	200B Gilden Way	1101	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015077	200B	200B Gilden Way	1102	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015078	200B	200B Gilden Way	1103	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015083	200B	200B Gilden Way	1119	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015084	200B	200B Gilden Way	1120	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015085	200B	200B Gilden Way	1121	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015086	200B	200B Gilden Way	1104	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015087	200B	200B Gilden Way	1105	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015088	200B	200B Gilden Way	1106	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0015093	200B	200B Gilden Way	1124	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 275,000	£ 397.40	£ 265	£ 1,150	£ 212	£ 236,571	£ 236,349
0025089	200C	200C Gilden Way	303	CM17 0JA	House	EOT	2 bed	AR	638	£ 250,000	£ 391.85	£ 260	£ 1,125	£ 207	£ 234,000	£ 218,625
0025090	200C	200C Gilden Way	304	CM17 0JA	House	MT	2 bed	AR	638	£ 250,000	£ 391.85	£ 265	£ 1,150	£ 207	£ 234,000	£ 218,625
0025091	200C	200C Gilden Way	305	CM17 0JA	House	MT	2 bed	AR	638	£ 250,000	£ 391.85	£ 265	£ 1,150	£ 207	£ 234,000	£ 218,625
0025045	200C	200C Gilden Way	240	CM17 0JA	Flat	Flat	1 bed	AR	508	£ 212,500	£ 418.31	£ 196	£ 850	£ 157	£ 165,571	£ 185,831
0025046	200C	200C Gilden Way	241	CM17 0JA	Flat	Flat	1 bed	AR	508	£ 212,500	£ 418.31	£ 196	£ 850	£ 157	£ 165,571	£ 185,831
0025047	200C	200C Gilden Way	242	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 262,500	£ 379.34	£ 265	£ 1,150	£ 194	£ 216,000	£ 229,556
0025048	200C	200C Gilden Way	243	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 262,500	£ 379.34	£ 265	£ 1,150	£ 194	£ 216,000	£ 229,556
0025049	200C	200C Gilden Way	244	CM17 0JA	Flat	Flat	2 bed	AR	692	£ 262,500	£ 379.34	£ 265	£ 1,150	£ 194	£ 216,000	£ 229,556
0025050	200C	200C Gilden Way	245	CM17 0JA	Flat	Flat	1 bed	AR	508	£ 212,500	£ 418.31	£ 196	£ 850	£ 157	£ 165,571	£ 185,831
0025051	200C	200C Gilden Way	246	CM17 0JA	Flat	Flat	1 bed	AR	508	£ 212,500	£ 418.31	£ 196	£ 850	£ 157	£ 165,571	£ 185,831
0025052	200C	200C Gilden Way	247	CM17 0JA	Flat	Flat	1 bed	AR	508	£ 212,500	£ 418.31	£ 196	£ 850	£ 157	£ 165,571	£ 185,831
0025053	200C	200C Gilden Way	248	CM17 0JA	Flat	Flat	1 bed	AR	508	£ 212,500	£ 418.31	£ 196	£ 850	£ 157	£ 165,571	£ 185,831
0025054	200C	200C Gilden Way	249	CM17 0JA	Flat	Flat	1 bed	AR	508	£ 212,500	£ 418.31	£ 196	£ 850	£ 157	£ 165,571	£ 185,831
0025055	200C	200C Gilden Way	250	CM17 0JA	Flat	Flat	1 bed	AR	508	£ 212,500	£ 418.31	£ 196	£ 850	£ 157	£ 165,571	£ 185,831
0025056	200C	200C Gilden Way	251	CM17 0JA	House	SD	3 bed	AR	932	£ 370,000	£ 397.00	£ 323	£ 1,400	£ 258	£ 304,250	£ 323,565
0025057	200C	200C Gilden Way	252	CM17 0JA	House	SD	3 bed	AR	932	£ 370,000	£ 397.00	£ 323	£ 1,400	£ 258	£ 304,250	£ 323,565
0025058	200C	200C Gilden Way	253	CM17 0JA	House	SD	3 bed	AR	932	£ 370,000	£ 397.00	£ 323	£ 1,400	£ 258	£ 304,250	£ 323,565
0025059	200C	200C Gilden Way	254	CM17 0JA	House	SD	3 bed	AR	932	£ 370,000	£ 397.00	£ 323	£ 1,400	£ 258	£ 304,250	£ 323,565
0200E00003	200E	Harlow	1144	CM17 0JA	Flat	D	1 bed	AR	653	£ 240,000	£ 367.46	£ 213	£ 925	£ 171	£ 184,000	£ 208,267
002014A00038	2014A	Park Farm South East	49	TN25 7AE	House	D	3 bed	AR	929	£ 370,000	£ 398.45	£ 283	£ 1,225	£ 226	£ 257,500	£ 329,253
002014A00039	2014A	Park Farm South East	50	TN25 7AE	House	D	3 bed	AR	929	£ 370,000	£ 398.45	£ 283	£ 1,225	£ 226	£ 257,500	£ 329,253
2060018	2060AG	Phase 7 Newton Leys	884	MK3 5GG	House	D	4 bed	AR	1245	£ 390,000	£ 313.17	£ 346	£ 1,500	£ 277	£ 326,727	£ 337,926
2060019	2060AG	Phase 7 Newton Leys	839	MK3 5GG	House	SD	4 bed	AR	1101	£ 370,000	£ 336.04	£ 312	£ 1,350	£ 249	£ 326,727	£ 320,596
2060020	2060AG	Phase 7 Newton Leys	844	MK3 5GG	House	D	4 bed	AR	1388	£ 410,000	£ 295.48	£ 358	£ 1,550	£ 295	£ 326,727	£ 355,255
2060025	2060AG	Phase 7 Newton Leys	840	MK3 5GG	House	SD	4 bed	AR	1101	£ 370,000	£ 336.04	£ 312	£ 1,350	£ 249	£ 326,727	£ 320,596
2060026	2060AG	Phase 7 Newton Leys	845	MK3 5GG	House	D	4 bed	AR	1388	£ 410,000	£ 295.48	£ 358	£ 1,550	£ 295	£ 326,727	£ 355,255
2060039	2060AG	Phase 7 Newton Leys	885	MK3 5GG	House	SD	4 bed	AR	1252	£ 380,000	£ 303.43	£ 335	£ 1,450	£ 268	£ 326,727	£ 329,261
2060046	2060AG	Phase 7 Newton Leys	886	MK3 5GG	House	SD	4 bed	AR	1252	£ 380,000	£ 303.43	£ 335	£ 1,450	£ 268	£ 326,727	£ 329,261
2060050	2060AG	Phase 7 Newton Leys	835	MK3 5GG	House	D	5 bed	AR	1861	£ 500,000	£ 268.61	£ 462	£ 2,000	£ 299	£ 367,000	£ 433,238
2060051	2060AG	Phase 7 Newton Leys	846	MK3 5GG	House	D	5 bed	AR	1861	£ 500,000	£ 268.61	£ 462	£ 2,000	£ 299	£ 367,000	£ 433,238
2060070	2060AG	Phase 7 Newton Leys	882	MK3 5GG	House	SD	4 bed	AR	1101	£ 370,000	£ 336.04	£ 312	£ 1,350	£ 249	£ 326,727	£ 320,596
2060075	2060AG	Phase 7 Newton Leys	883	MK3 5GG	House	SD	4 bed	AR	1101	£ 370,000	£ 336.04	£ 312	£ 1,350	£ 249	£ 326,727	£ 320,596
2060013	2060AG	Phase 7 Newton Leys	881	MK3 5GG	House	D	4 bed	AR	1245	£ 390,000	£ 313.17	£ 346	£ 1,500	£ 277	£ 326,727	£ 337,926
2060014	2060AG	Phase 7 Newton Leys	841	MK3 5GG	House	D	4 bed	AR	1388	£ 410,000	£ 295.48	£ 358	£ 1,550	£ 295	£ 326,727	£ 355,255
0208900001	2089	Phase 1 & 2 Heathy Wood Coptho	6	RH10 3RX	Flat	Flat	1 bed	AR	539	£ 215,000	£ 398.89	£ 190	£ 825	£ 173	£ 184,333	£ 185,424

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0208900002	2089	Phase 1 & 2 Heathy Wood Coptho	7	RH10 3RX	Flat	Flat	1 bed	AR	539	£ 215,000	£ 398.89	£ 190	£ 825	£ 173	£ 184,333	£ 185,424
0208900003	2089	Phase 1 & 2 Heathy Wood Coptho	8	RH10 3RX	Flat	Flat	1 bed	AR	539	£ 215,000	£ 398.89	£ 190	£ 825	£ 152	£ 184,333	£ 185,424
0208900004	2089	Phase 1 & 2 Heathy Wood Coptho	9	RH10 3RX	Flat	Flat	1 bed	AR	539	£ 215,000	£ 398.89	£ 190	£ 825	£ 173	£ 184,333	£ 185,424
0208900005	2089	Phase 1 & 2 Heathy Wood Coptho	10	RH10 3RX	Flat	Flat	1 bed	AR	577	£ 217,500	£ 376.90	£ 196	£ 850	£ 173	£ 184,333	£ 187,580
0208900006	2089	Phase 1 & 2 Heathy Wood Coptho	11	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900007	2089	Phase 1 & 2 Heathy Wood Coptho	12	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900008	2089	Phase 1 & 2 Heathy Wood Coptho	14	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900009	2089	Phase 1 & 2 Heathy Wood Coptho	15	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900079	2089	Phase 1 & 2 Heathy Wood Coptho	283	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900080	2089	Phase 1 & 2 Heathy Wood Coptho	284	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900081	2089	Phase 1 & 2 Heathy Wood Coptho	285	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900082	2089	Phase 1 & 2 Heathy Wood Coptho	286	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900083	2089	Phase 1 & 2 Heathy Wood Coptho	287	RH10 3RX	House	SD	2 bed	AR	857	£ 330,000	£ 385.25	£ 283	£ 1,225	£ 219	£ 254,778	£ 284,604
0208900084	2089	Phase 1 & 2 Heathy Wood Coptho	288	RH10 3RX	House	SD	3 bed	AR	1008	£ 410,000	£ 406.80	£ 346	£ 1,500	£ 258	£ 310,000	£ 353,598
0208900087	2089	Phase 1 & 2 Heathy Wood Coptho	296	RH10 3RX	Flat	Flat	1 bed	AR	539	£ 215,000	£ 398.89	£ 190	£ 825	£ 173	£ 184,333	£ 185,424
0208900088	2089	Phase 1 & 2 Heathy Wood Coptho	297	RH10 3RX	Flat	Flat	1 bed	AR	539	£ 215,000	£ 398.89	£ 190	£ 825	£ 173	£ 184,333	£ 185,424
0208900089	2089	Phase 1 & 2 Heathy Wood Coptho	298	RH10 3RX	Flat	Flat	1 bed	AR	539	£ 215,000	£ 398.89	£ 190	£ 825	£ 152	£ 184,333	£ 185,424
0208900090	2089	Phase 1 & 2 Heathy Wood Coptho	299	RH10 3RX	Flat	Flat	1 bed	AR	539	£ 215,000	£ 398.89	£ 190	£ 825	£ 173	£ 184,333	£ 185,424
0133001	221	221 London Road Hampton	209	PE7 8LL	Flat	Flat	2 bed	AR	541	£ 200,000	£ 369.82	£ 150	£ 650	£ 137	£ 134,333	£ 177,979
0133002	221	221 London Road Hampton	210	PE7 8LL	Flat	Flat	2 bed	AR	541	£ 200,000	£ 369.82	£ 150	£ 650	£ 120	£ 134,333	£ 177,979
0133003	221	221 London Road Hampton	211	PE7 8LL	Flat	Flat	2 bed	AR	541	£ 200,000	£ 369.82	£ 150	£ 650	£ 137	£ 134,333	£ 177,979
0133004	221	221 London Road Hampton	212	PE7 8LL	Flat	Flat	2 bed	AR	541	£ 200,000	£ 369.82	£ 150	£ 650	£ 137	£ 134,333	£ 177,979
0133005	221	221 London Road Hampton	213	PE7 8LL	Flat	Flat	2 bed	AR	541	£ 200,000	£ 369.82	£ 150	£ 650	£ 137	£ 134,333	£ 177,979
0133006	221	221 London Road Hampton	214	PE7 8LL	Flat	Flat	2 bed	AR	541	£ 200,000	£ 369.82	£ 150	£ 650	£ 137	£ 134,333	£ 177,979
0133007	221	221 London Road Hampton	206	PE7 8LL	House	EOT	2 bed	AR	750	£ 227,500	£ 303.43	£ 190	£ 825	£ 137	£ 138,333	£ 202,451
0133008	221	221 London Road Hampton	207	PE7 8LL	House	MT	2 bed	AR	750	£ 225,000	£ 300.10	£ 190	£ 825	£ 137	£ 138,333	£ 200,226
0133009	221	221 London Road Hampton	208	PE7 8LL	House	EOT	2 bed	AR	750	£ 227,500	£ 303.43	£ 190	£ 825	£ 137	£ 138,333	£ 202,451
0082001	223	223 Uttoxeter Hazelwall Farm	14	ST14 8DQ	House	SD	1 bed	AR	455	£ 175,000	£ 384.76	£ 115	£ 500	£ 98	£ 85,000	£ 155,719
0082002	223	223 Uttoxeter Hazelwall Farm	15	ST14 8DQ	House	EOT	1 bed	AR	455	£ 170,000	£ 373.77	£ 115	£ 500	£ 98	£ 85,000	£ 151,269
0082003	223	223 Uttoxeter Hazelwall Farm	16	ST14 8DQ	House	MT	2 bed	AR	750	£ 215,000	£ 286.80	£ 162	£ 700	£ 121	£ 116,000	£ 191,311
0082004	223	223 Uttoxeter Hazelwall Farm	17	ST14 8DQ	House	EOT	4 bed	AR	1101	£ 275,000	£ 249.73	£ 196	£ 850	£ 121	£ 189,000	£ 244,701
2302001	2302G	Longhedge Village	411	SP4 6SL	House	SD	3 bed	AR	936	£ 310,000	£ 331.15	£ 254	£ 1,100	£ 178	£ 194,000	£ 276,000
0083001	231	231 Magna Road Poole	46	BH11 9NP	House	SD	3 bed	AR	787	£ 375,000	£ 476.68	£ 265	£ 1,150	£ 203	£ 228,750	£ 333,756
0083002	231	231 Magna Road Poole	47	BH11 9NP	House	SD	3 bed	AR	787	£ 375,000	£ 476.68	£ 265	£ 1,150	£ 203	£ 228,750	£ 333,756
0083003	231	231 Magna Road Poole	57	BH11 9NP	Flat	Flat	2 bed	AR	704	£ 250,000	£ 355.25	£ 208	£ 900	£ 162	£ 165,857	£ 222,504
0083004	231	231 Magna Road Poole	58	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 157	£ 165,857	£ 200,253
0083005	231	231 Magna Road Poole	59	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 157	£ 165,857	£ 186,903
0083006	231	231 Magna Road Poole	60	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 157	£ 165,857	£ 200,253
0083007	231	231 Magna Road Poole	61	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 157	£ 165,857	£ 186,903
0083008	231	231 Magna Road Poole	62	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 157	£ 165,857	£ 200,253
0083009	231	231 Magna Road Poole	63	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 157	£ 165,857	£ 186,903
0083019	231	231 Magna Road Poole	108	BH11 9NP	Flat	Flat	2 bed	AR	704	£ 250,000	£ 355.25	£ 208	£ 900	£ 166	£ 165,857	£ 222,504
0083020	231	231 Magna Road Poole	109	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 148	£ 165,857	£ 186,903
0083021	231	231 Magna Road Poole	110	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 162	£ 165,857	£ 200,253
0083022	231	231 Magna Road Poole	111	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 148	£ 165,857	£ 186,903
0083023	231	231 Magna Road Poole	112	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 162	£ 165,857	£ 200,253
0083024	231	231 Magna Road Poole	113	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 148	£ 165,857	£ 186,903
0083025	231	231 Magna Road Poole	114	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 162	£ 165,857	£ 200,253
0083026	231	231 Magna Road Poole	278	BH11 9NP	Flat	Flat	1 bed	AR	434	£ 150,000	£ 345.76	£ 150	£ 650	£ 134	£ 134,000	£ 133,502
0083027	231	231 Magna Road Poole	279	BH11 9NP	Flat	Flat	1 bed	AR	519	£ 195,000	£ 375.87	£ 167	£ 725	£ 134	£ 134,000	£ 173,553
0083010	231	231 Magna Road Poole	69	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 157	£ 165,857	£ 186,903
0083011	231	231 Magna Road Poole	70	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 157	£ 165,857	£ 200,253
0083012	231	231 Magna Road Poole	71	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 157	£ 165,857	£ 186,903
0083013	231	231 Magna Road Poole	72	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 157	£ 165,857	£ 200,253
0083014	231	231 Magna Road Poole	73	BH11 9NP	Flat	Flat	2 bed	AR	584	£ 210,000	£ 359.73	£ 185	£ 800	£ 157	£ 165,857	£ 186,903
0083015	231	231 Magna Road Poole	74	BH11 9NP	Flat	Flat	2 bed	AR	676	£ 225,000	£ 332.97	£ 202	£ 875	£ 157	£ 165,857	£ 200,253
0083016	231	231 Magna Road Poole	75	BH11 9NP	Flat	Flat	2 bed	AR	704	£ 250,000	£ 355.25	£ 208	£ 900	£ 162	£ 165,857	£ 222,504
0083017	231	231 Magna Road Poole	101	BH11 9NP	House	SD	3 bed	AR	787	£ 375,000	£ 476.68	£ 265	£ 1,150	£ 203	£ 228,750	£ 333,756
0083018	231	231 Magna Road Poole	102	BH11 9NP	House	SD	3 bed	AR	787	£ 375,000	£ 476.68	£ 265	£ 1,150	£ 203	£ 228,750	£ 333,756
2310009	2310G	Davington Fields	10	ME13 7NT	Flat	Flat	2 bed	AR	672	£ 235,000	£ 349.70	£ 213	£ 925	£ 162	£ 177,333	£ 205,167
2310010	2310G	Davington Fields	11	ME13 7NT	Flat	Flat	2 bed	AR	672	£ 235,000	£ 349.70	£ 213	£ 925	£ 162	£ 177,333	£ 205,167
2310011	2310G	Davington Fields	12	ME13 7NT	Flat	Flat	2 bed	AR	672	£ 235,000	£ 349.70	£ 213	£ 925	£ 162	£ 177,333	£ 205,167
2310012	2310G	Davington Fields	13	ME13 7NT	Flat	Flat	2 bed	AR	672	£ 235,000	£ 349.70	£ 213	£ 925	£ 162	£ 177,333	£ 205,167
2310013	2310G	Davington Fields	14	ME13 7NT	Flat	Flat	2 bed	AR	672	£ 235,000	£ 349.70	£ 213	£ 925	£ 162	£ 177,333	£ 205,167
2310014	2310G	Davington Fields	15	ME13 7NT	Flat	Flat	2 bed	AR	672	£ 235,000	£ 349.70	£ 213	£ 925	£ 171	£ 177,333	£ 205,167
002314G00001	2314G	Emmbrook Place	101	RG41 1AE	Flat	Flat	2 bed	AR	770	£ 280,000	£ 363.44	£ 265	£ 1,150	£ 212	£ 246,000	£ 249,216
002314G00002	2314G	Emmbrook Place	102	RG41 1AE	Flat	Flat	2 bed	AR	776	£ 280,000	£ 360.92	£ 265	£ 1,150	£ 212	£ 246,000	£ 249,216
002314G00003	2314G	Emmbrook Place	103	RG41 1AE	Flat	Flat	2 bed	AR	781	£ 282,500	£ 361.63	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00004	2314G	Emmbrook Place	104	RG41 1AE	Flat	Flat	2 bed	AR	781	£ 282,500	£ 361.63	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00005	2314G	Emmbrook Place	105	RG41 1AE	Flat	Flat	2 bed	AR	776	£ 280,000	£ 360.92	£ 265	£ 1,150	£ 212	£ 246,000	£ 249,216
002314G00006	2314G	Emmbrook Place	106	RG41 1AE	Flat	Flat	2 bed	AR	781	£ 282,500	£ 361.63	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00007	2314G	Emmbrook Place	107	RG41 1AE	Flat	Flat	2 bed	AR	781	£ 282,500	£ 361.63	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00008	2314G	Emmbrook Place	108	RG41 1AE	Flat	Flat	2 bed	AR	776	£ 280,000	£ 360.92	£ 265	£ 1,150	£ 212	£ 246,000	£ 249,216
002314G00009	2314G	Emmbrook Place	109	RG41 1AE	Flat	Flat	2 bed	AR	781	£ 282,500	£ 361.63	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00010	2314G	Emmbrook Place	418	RG41 1AE	Flat	Flat	2 bed	AR	790	£ 282,500	£ 357.69	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
002314G00011	2314G	Emmbrook Place	419	RG41 1AE	Flat	Flat	2 bed	AR	790	£ 282,500	£ 357.69	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00012	2314G	Emmbrook Place	420	RG41 1AE	Flat	Flat	2 bed	AR	790	£ 282,500	£ 357.69	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00013	2314G	Emmbrook Place	421	RG41 1AE	Flat	Flat	2 bed	AR	790	£ 282,500	£ 357.69	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00014	2314G	Emmbrook Place	422	RG41 1AE	Flat	Flat	2 bed	AR	790	£ 282,500	£ 357.69	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00015	2314G	Emmbrook Place	423	RG41 1AE	Flat	Flat	2 bed	AR	790	£ 282,500	£ 357.69	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00016	2314G	Emmbrook Place	433	RG41 1AE	Flat	Flat	2 bed	AR	783	£ 282,500	£ 360.64	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00017	2314G	Emmbrook Place	434	RG41 1AE	Flat	Flat	2 bed	AR	785	£ 282,500	£ 359.65	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00018	2314G	Emmbrook Place	435	RG41 1AE	Flat	Flat	2 bed	AR	777	£ 280,000	£ 360.42	£ 265	£ 1,150	£ 212	£ 246,000	£ 249,216
002314G00019	2314G	Emmbrook Place	436	RG41 1AE	Flat	Flat	2 bed	AR	783	£ 282,500	£ 360.64	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00020	2314G	Emmbrook Place	437	RG41 1AE	Flat	Flat	2 bed	AR	785	£ 282,500	£ 359.65	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00021	2314G	Emmbrook Place	438	RG41 1AE	Flat	Flat	2 bed	AR	777	£ 280,000	£ 360.42	£ 265	£ 1,150	£ 212	£ 246,000	£ 249,216
002314G00022	2314G	Emmbrook Place	439	RG41 1AE	Flat	Flat	2 bed	AR	783	£ 282,500	£ 360.64	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00023	2314G	Emmbrook Place	440	RG41 1AE	Flat	Flat	2 bed	AR	785	£ 282,500	£ 359.65	£ 265	£ 1,150	£ 212	£ 246,000	£ 251,441
002314G00024	2314G	Emmbrook Place	441	RG41 1AE	Flat	Flat	2 bed	AR	777	£ 280,000	£ 360.42	£ 265	£ 1,150	£ 212	£ 246,000	£ 249,216
2323005	2323G	Links Lane	221	CB24 1AS	Flat	Flat	2 bed	SR	660	£ 255,000	£ 386.50	£ 213	£ 925	£ 110	£ 163,700	£ 226,908
2323006	2323G	Links Lane	222	CB24 1AS	Flat	Flat	2 bed	SR	750	£ 285,000	£ 380.14	£ 225	£ 975	£ 111	£ 163,700	£ 253,603
2323007	2323G	Links Lane	223	CB24 1AS	Flat	Flat	2 bed	SR	680	£ 260,000	£ 382.49	£ 213	£ 925	£ 110	£ 163,700	£ 231,357
2323008	2323G	Links Lane	224	CB24 1AS	Flat	Flat	2 bed	SR	680	£ 260,000	£ 382.49	£ 213	£ 925	£ 110	£ 163,700	£ 231,357
2323009	2323G	Links Lane	225	CB24 1AS	Flat	Flat	2 bed	SR	680	£ 260,000	£ 382.49	£ 213	£ 925	£ 110	£ 163,700	£ 231,357
2323010	2323G	Links Lane	226	CB24 1AS	Flat	Flat	2 bed	SR	750	£ 285,000	£ 380.14	£ 225	£ 975	£ 164	£ 163,700	£ 253,603
2323011	2323G	Links Lane	227	CB24 1AS	Flat	Flat	2 bed	SR	750	£ 285,000	£ 380.14	£ 225	£ 975	£ 111	£ 163,700	£ 253,603
2323012	2323G	Links Lane	228	CB24 1AS	Flat	Flat	2 bed	SR	750	£ 285,000	£ 380.14	£ 225	£ 975	£ 110	£ 163,700	£ 253,603
2323013	2323G	Links Lane	229	CB24 1AS	Flat	Flat	2 bed	SR	645	£ 255,000	£ 395.49	£ 213	£ 925	£ 110	£ 163,700	£ 226,908
2323014	2323G	Links Lane	230	CB24 1AS	Flat	Flat	2 bed	SR	705	£ 275,000	£ 390.21	£ 219	£ 950	£ 111	£ 163,700	£ 244,704
2325005	2350G	Hampton Water	67	PE7 8QN	Flat	SD	1 bed	AR	474	£ 150,000	£ 316.57	£ 138	£ 600	£ 110	£ 104,000	£ 128,892
2325006	2350G	Hampton Water	68	PE7 8QN	Flat	SD	1 bed	AR	538	£ 170,000	£ 316.11	£ 144	£ 625	£ 115	£ 104,000	£ 146,077
2325007	2350G	Hampton Water	69	PE7 8QN	Flat	SD	1 bed	AR	474	£ 150,000	£ 316.57	£ 138	£ 600	£ 110	£ 104,000	£ 128,892
2325008	2350G	Hampton Water	70	PE7 8QN	Flat	SD	1 bed	AR	538	£ 170,000	£ 316.11	£ 144	£ 625	£ 115	£ 104,000	£ 146,077
2325009	2350G	Hampton Water	71	PE7 8QN	House	EOT	2 bed	AR	679	£ 200,000	£ 294.66	£ 185	£ 800	£ 148	£ 145,500	£ 171,856
2325010	2350G	Hampton Water	52	PE7 8QN	House	EOT	2 bed	AR	679	£ 200,000	£ 294.66	£ 185	£ 800	£ 137	£ 145,500	£ 171,856
2325011	2350G	Hampton Water	53	PE7 8QN	Flat	SD	2 bed	AR	635	£ 195,000	£ 307.20	£ 185	£ 800	£ 132	£ 135,727	£ 167,559
2325012	2350G	Hampton Water	54	PE7 8QN	Flat	SD	2 bed	AR	721	£ 220,000	£ 305.24	£ 196	£ 850	£ 157	£ 135,727	£ 189,041
2325013	2350G	Hampton Water	55	PE7 8QN	Flat	SD	2 bed	AR	635	£ 195,000	£ 307.20	£ 185	£ 800	£ 132	£ 135,727	£ 167,559
2325014	2350G	Hampton Water	56	PE7 8QN	Flat	SD	2 bed	AR	721	£ 220,000	£ 305.24	£ 196	£ 850	£ 134	£ 135,727	£ 189,041
2325015	2350G	Hampton Water	27	PE7 8QN	Flat	MT	2 bed	AR	710	£ 205,000	£ 288.84	£ 190	£ 825	£ 132	£ 135,727	£ 176,152
2325016	2350G	Hampton Water	28	PE7 8QN	Flat	MT	1 bed	AR	505	£ 160,000	£ 316.95	£ 138	£ 600	£ 110	£ 104,000	£ 137,485
2325017	2350G	Hampton Water	29	PE7 8QN	Flat	MT	2 bed	AR	678	£ 195,000	£ 287.72	£ 185	£ 800	£ 132	£ 135,727	£ 167,559
2325018	2350G	Hampton Water	30	PE7 8QN	Flat	MT	2 bed	AR	678	£ 195,000	£ 287.72	£ 185	£ 800	£ 132	£ 135,727	£ 167,559
2325019	2350G	Hampton Water	35	PE7 8QN	Flat	MT	2 bed	AR	710	£ 205,000	£ 288.84	£ 190	£ 825	£ 136	£ 135,727	£ 176,152
2325020	2350G	Hampton Water	36	PE7 8QN	Flat	MT	1 bed	AR	505	£ 160,000	£ 316.95	£ 138	£ 600	£ 110	£ 104,000	£ 137,485
2325021	2350G	Hampton Water	31	PE7 8QN	Flat	MT	2 bed	AR	710	£ 205,000	£ 288.84	£ 190	£ 825	£ 136	£ 135,727	£ 176,152
2325022	2350G	Hampton Water	32	PE7 8QN	Flat	MT	1 bed	AR	505	£ 160,000	£ 316.95	£ 138	£ 600	£ 110	£ 104,000	£ 137,485
2325023	2350G	Hampton Water	33	PE7 8QN	Flat	MT	2 bed	AR	678	£ 195,000	£ 287.72	£ 185	£ 800	£ 132	£ 135,727	£ 167,559
2325024	2350G	Hampton Water	34	PE7 8QN	Flat	MT	2 bed	AR	678	£ 195,000	£ 287.72	£ 185	£ 800	£ 132	£ 135,727	£ 167,559
000024100001	241	Blyth Road	1	UB3 1BY	House	EOT	3 bed	AR	1194	£ 520,000	£ 435.61	£ 381	£ 1,650	£ 305	£ 309,857	£ 462,750
000024100002	241	Blyth Road	2	UB3 1BY	House	MT	3 bed	AR	1194	£ 515,000	£ 431.42	£ 381	£ 1,650	£ 305	£ 309,857	£ 458,300
000024100003	241	Blyth Road	3	UB3 1BY	House	MT	3 bed	AR	1194	£ 515,000	£ 431.42	£ 381	£ 1,650	£ 305	£ 309,857	£ 458,300
000024100004	241	Blyth Road	4	UB3 1BY	House	MT	3 bed	AR	1194	£ 515,000	£ 431.42	£ 381	£ 1,650	£ 181	£ 309,857	£ 458,300
000024100005	241	Blyth Road	5	UB3 1BY	House	MT	3 bed	AR	1194	£ 515,000	£ 431.42	£ 381	£ 1,650	£ 181	£ 309,857	£ 458,300
000024100006	241	Blyth Road	6	UB3 1BY	House	MT	3 bed	AR	1194	£ 515,000	£ 431.42	£ 381	£ 1,650	£ 181	£ 309,857	£ 458,300
000024100007	241	Blyth Road	7	UB3 1BY	House	EOT	3 bed	AR	1194	£ 520,000	£ 435.61	£ 381	£ 1,650	£ 305	£ 309,857	£ 462,750
0026001	252	252 Wharf Off The Bull Ring	39	CV10 7BE	Flat	Flat	1 bed	AR	420	£ 117,500	£ 280.00	£ 121	£ 525	£ 112	£ 104,200	£ 104,588
0026002	252	252 Wharf Off The Bull Ring	42	CV10 7BE	Flat	Flat	1 bed	AR	420	£ 117,500	£ 280.00	£ 121	£ 525	£ 112	£ 104,200	£ 104,588
0026003	252	252 Wharf Off The Bull Ring	40	CV10 7BE	Flat	Flat	1 bed	AR	436	£ 120,000	£ 275.37	£ 121	£ 525	£ 112	£ 104,200	£ 106,813
0026004	252	252 Wharf Off The Bull Ring	43	CV10 7BE	Flat	Flat	1 bed	AR	436	£ 120,000	£ 275.37	£ 121	£ 525	£ 112	£ 104,200	£ 106,813
0026005	252	252 Wharf Off The Bull Ring	44	CV10 7BE	Flat	Flat	1 bed	AR	586	£ 135,000	£ 230.21	£ 133	£ 575	£ 112	£ 104,200	£ 120,165
0026006	252	252 Wharf Off The Bull Ring	41	CV10 7BE	Flat	Flat	2 bed	AR	570	£ 145,000	£ 254.26	£ 144	£ 625	£ 128	£ 114,000	£ 129,066
0026007	252	252 Wharf Off The Bull Ring	38	CV10 7BE	Flat	Flat	2 bed	AR	656	£ 155,000	£ 236.15	£ 167	£ 725	£ 112	£ 114,000	£ 137,967
0186001	253	253 Havent Road Warblington	1	PO10 7LR	House	EOT	3 bed	AR	958	£ 355,000	£ 370.71	£ 323	£ 1,400	£ 220	£ 256,333	£ 307,607
0186002	253	253 Havent Road Warblington	2	PO10 7LR	House	MT	2 bed	AR	840	£ 300,000	£ 357.28	£ 254	£ 1,100	£ 189	£ 220,333	£ 259,949
0186003	253	253 Havent Road Warblington	3	PO10 7LR	House	MT	2 bed	AR	840	£ 300,000	£ 357.28	£ 254	£ 1,100	£ 189	£ 220,333	£ 259,949
0186004	253	253 Havent Road Warblington	4	PO10 7LR	House	EOT	2 bed	AR	840	£ 305,000	£ 363.24	£ 254	£ 1,100	£ 203	£ 220,333	£ 264,282
0186040	253	253 Havent Road Warblington	124	PO10 7LR	House	SD	3 bed	AR	926	£ 355,000	£ 383.52	£ 323	£ 1,400	£ 220	£ 256,333	£ 307,607
0186041	253	253 Havent Road Warblington	125	PO10 7LR	House	SD	3 bed	AR	926	£ 355,000	£ 383.52	£ 323	£ 1,400	£ 220	£ 256,333	£ 307,607
000253900001	2539	Oakwood Park Clacton-On-Sea	5	CO15 4AA	House	SD	2 bed	AR	638	£ 225,000	£ 352.66	£ 213	£ 925	£ 171	£ 184,500	£ 194,000
000253900002	2539	Oakwood Park Clacton-On-Sea	6	CO15 4AA	House	SD	2 bed	AR	638	£ 225,000	£ 352.66	£ 213	£ 925	£ 171	£ 184,500	£ 194,000
000253900003	2539	Oakwood Park Clacton-On-Sea	7	CO15 4AA	House	SD	2 bed	AR	638	£ 225,000	£ 352.66	£ 213	£ 925	£ 171	£ 184,500	£ 194,000
000253900004	2539	Oakwood Park Clacton-On-Sea	8	CO15 4AA	House	SD	2 bed	AR	638	£ 225,000	£ 352.66	£ 213	£ 925	£ 171	£ 184,500	£ 194,000
000253900005	2539	Oakwood Park Clacton-On-Sea	9	CO15 4AA	House	SD	2 bed	AR	638	£ 225,000	£ 352.66	£ 213	£ 925	£ 171	£ 184,500	£ 194,000
000253900006	2539	Oakwood Park Clacton-On-Sea	10	CO15 4AA	House	SD	2 bed	AR	638	£ 225,000	£ 352.66	£ 213	£ 925	£ 171	£ 184,500	£ 194,000
0084001	258A	258A Land Off A38 Bristol Road	443	TA6 4FP	Flat	Flat	1 bed	SR	538	£ 190,000	£ 353.30	£ 133	£ 575	£ 81	£ 76,000	£ 169,088
0084002	258A	258A Land Off A38 Bristol Road	445	TA6 4FP	Flat	Flat	1 bed	SR	538	£ 190,000	£ 353.30	£ 133	£ 575	£ 83	£ 76,000	£ 169,088
0084003	258A	258A Land Off A38 Bristol Road	442	TA6 4FP	Flat	Flat	2 bed	SR	721	£ 220,000	£ 305.25	£ 185	£ 800	£ 90	£ 108,500	£ 195,786
0084004	258A	258A Land Off A38 Bristol Road	444	TA6 4FP	Flat	Flat	2 bed	SR	721	£ 220,000	£ 305.25	£ 185	£ 800	£ 90	£ 108,500	£ 195,786
0084011	258A	258A Land Off A38 Bristol Road	433	TA6 4FP	House	MT	2 bed	SR	818	£ 250,000	£ 305.74	£ 196	£ 850	£ 98	£ 114,000	£ 222,484

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0084012	258A	258A Land Off A38 Bristol Road	432	TA6 4FP	House	EOT	3 bed	SR	893	£ 260,000	£ 291.27	£ 208	£ 900	£ 107	£ 155,000	£ 231,384
0084013	258A	258A Land Off A38 Bristol Road	435	TA6 4FP	House	EOT	3 bed	SR	893	£ 260,000	£ 291.27	£ 208	£ 900	£ 107	£ 155,000	£ 231,384
0269200004	2692	Woburn Sands	249	MK17 8EZ	Flat	Flat	2 bed	AR	645	£ 260,000	£ 403.25	£ 225	£ 975	£ 175	£ 191,444	£ 221,914
0269200005	2692	Woburn Sands	250	MK17 8EZ	Flat	Flat	2 bed	AR	672	£ 265,000	£ 394.49	£ 231	£ 1,000	£ 178	£ 191,444	£ 226,181
0269200006	2692	Woburn Sands	251	MK17 8EZ	Flat	Flat	2 bed	AR	667	£ 262,500	£ 393.70	£ 225	£ 975	£ 178	£ 191,444	£ 224,047
0269200007	2692	Woburn Sands	252	MK17 8EZ	Flat	Flat	2 bed	AR	672	£ 265,000	£ 394.49	£ 231	£ 1,000	£ 178	£ 191,444	£ 226,181
0269200008	2692	Woburn Sands	253	MK17 8EZ	Flat	Flat	2 bed	AR	667	£ 262,500	£ 393.70	£ 225	£ 975	£ 175	£ 191,444	£ 224,047
0269200009	2692	Woburn Sands	256	MK17 8EZ	Flat	Flat	1 bed	AR	515	£ 217,500	£ 422.49	£ 185	£ 800	£ 138	£ 147,875	£ 185,639
0269200010	2692	Woburn Sands	257	MK17 8EZ	Flat	Flat	1 bed	AR	515	£ 217,500	£ 422.49	£ 185	£ 800	£ 143	£ 147,875	£ 185,639
0269200011	2692	Woburn Sands	258	MK17 8EZ	Flat	Flat	1 bed	AR	515	£ 217,500	£ 422.49	£ 185	£ 800	£ 138	£ 147,875	£ 185,639
0269200012	2692	Woburn Sands	259	MK17 8EZ	Flat	Flat	1 bed	AR	515	£ 217,500	£ 422.49	£ 185	£ 800	£ 143	£ 147,875	£ 185,639
0269200013	2692	Woburn Sands	260	MK17 8EZ	Flat	Flat	1 bed	AR	515	£ 217,500	£ 422.49	£ 185	£ 800	£ 143	£ 147,875	£ 185,639
0269200014	2692	Woburn Sands	261	MK17 8EZ	Flat	Flat	1 bed	AR	515	£ 217,500	£ 422.49	£ 185	£ 800	£ 143	£ 147,875	£ 185,639
0269200015	2692	Woburn Sands	262	MK17 8EZ	Flat	Flat	1 bed	AR	515	£ 217,500	£ 422.49	£ 185	£ 800	£ 143	£ 147,875	£ 185,639
0269200016	2692	Woburn Sands	263	MK17 8EZ	Flat	Flat	1 bed	AR	515	£ 217,500	£ 422.49	£ 185	£ 800	£ 143	£ 147,875	£ 185,639
0269200017	2692	Woburn Sands	264	MK17 8EZ	Flat	Flat	2 bed	AR	587	£ 250,000	£ 426.05	£ 208	£ 900	£ 166	£ 191,444	£ 213,379
0269200018	2692	Woburn Sands	265	MK17 8EZ	Flat	Flat	2 bed	AR	587	£ 250,000	£ 426.05	£ 208	£ 900	£ 166	£ 191,444	£ 213,379
0269200019	2692	Woburn Sands	266	MK17 8EZ	Flat	Flat	2 bed	AR	587	£ 250,000	£ 426.05	£ 208	£ 900	£ 171	£ 191,444	£ 213,379
0269200020	2692	Woburn Sands	267	MK17 8EZ	Flat	Flat	2 bed	AR	587	£ 250,000	£ 426.05	£ 208	£ 900	£ 171	£ 191,444	£ 213,379
000276600001	2766	Gamblemead	161	RH16 4QT	House	EOT	2 bed	AR	868	£ 365,000	£ 420.66	£ 277	£ 1,200	£ 219	£ 254,667	£ 324,869
000276600002	2766	Gamblemead	162	RH16 4QT	House	MT	2 bed	AR	868	£ 360,000	£ 414.90	£ 277	£ 1,200	£ 219	£ 254,667	£ 320,419
000276600003	2766	Gamblemead	163	RH16 4QT	House	EOT	2 bed	AR	868	£ 365,000	£ 420.66	£ 277	£ 1,200	£ 219	£ 254,667	£ 324,869
000276600004	2766	Gamblemead	114	RH16 4QT	House	SD	3 bed	AR	1044	£ 410,000	£ 392.87	£ 340	£ 1,475	£ 252	£ 318,000	£ 364,921
000276600005	2766	Gamblemead	115	RH16 4QT	House	SD	3 bed	AR	1044	£ 410,000	£ 392.87	£ 340	£ 1,475	£ 276	£ 318,000	£ 364,921
000285000001	2850	Blythe Bridge Stafford	115	ST11 9ND	House	EOT	3 bed	AR	970	£ 230,000	£ 237.22	£ 162	£ 700	£ 127	£ 124,000	£ 204,682
000285000002	2850	Blythe Bridge Stafford	116	ST11 9ND	House	MT	3 bed	AR	970	£ 225,000	£ 232.06	£ 162	£ 700	£ 127	£ 124,000	£ 200,233
000285000003	2850	Blythe Bridge Stafford	117	ST11 9ND	House	MT	2 bed	AR	830	£ 190,000	£ 229.03	£ 138	£ 600	£ 98	£ 85,000	£ 169,085
000285000004	2850	Blythe Bridge Stafford	118	ST11 9ND	House	MT	2 bed	AR	830	£ 190,000	£ 229.03	£ 138	£ 600	£ 98	£ 85,000	£ 169,085
000285000005	2850	Blythe Bridge Stafford	119	ST11 9ND	House	MT	3 bed	AR	970	£ 225,000	£ 232.06	£ 162	£ 700	£ 127	£ 124,000	£ 200,233
000285000006	2850	Blythe Bridge Stafford	120	ST11 9ND	House	EOT	3 bed	AR	970	£ 230,000	£ 237.22	£ 162	£ 700	£ 127	£ 124,000	£ 204,682
0085040	295	295 Eagle Farm	197-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 169	£ 209,250	£ 213,603
0085041	295	295 Eagle Farm	198-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 169	£ 209,250	£ 213,603
0085042	295	295 Eagle Farm	199-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 169	£ 209,250	£ 213,603
0085043	295	295 Eagle Farm	200-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 169	£ 209,250	£ 213,603
0085044	295	295 Eagle Farm	201-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 169	£ 209,250	£ 213,603
0085045	295	295 Eagle Farm	202-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 169	£ 209,250	£ 213,603
0085062	295	295 Eagle Farm	191-B1	MK17 8AX	Flat	Flat	1 bed	AR	517	£ 190,000	£ 367.50	£ 208	£ 900	£ 152	£ 163,000	£ 169,102
0085063	295	295 Eagle Farm	192-B1	MK17 8AX	Flat	Flat	1 bed	AR	517	£ 190,000	£ 367.50	£ 208	£ 900	£ 150	£ 163,000	£ 169,102
0085064	295	295 Eagle Farm	193-B1	MK17 8AX	Flat	Flat	1 bed	AR	517	£ 190,000	£ 367.50	£ 208	£ 900	£ 150	£ 163,000	£ 169,102
0085065	295	295 Eagle Farm	194-B1	MK17 8AX	Flat	Flat	1 bed	AR	517	£ 190,000	£ 367.50	£ 208	£ 900	£ 150	£ 163,000	£ 169,102
0085066	295	295 Eagle Farm	195-B1	MK17 8AX	Flat	Flat	1 bed	AR	517	£ 190,000	£ 367.50	£ 208	£ 900	£ 166	£ 163,000	£ 169,102
0085067	295	295 Eagle Farm	196-B1	MK17 8AX	Flat	Flat	1 bed	AR	517	£ 190,000	£ 367.50	£ 208	£ 900	£ 150	£ 163,000	£ 169,102
0085068	295	295 Eagle Farm	190-B1	MK17 8AX	Flat	Flat	2 bed	AR	687	£ 250,000	£ 363.90	£ 248	£ 1,075	£ 169	£ 209,250	£ 222,503
0085109	295	295 Eagle Farm	134-D1	MK17 8AX	House	SD	2 bed	AR	750	£ 330,000	£ 440.00	£ 277	£ 1,200	£ 193	£ 216,500	£ 293,704
0085028	295	295 Eagle Farm	164-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085029	295	295 Eagle Farm	165-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085030	295	295 Eagle Farm	166-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085031	295	295 Eagle Farm	167-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085032	295	295 Eagle Farm	168-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085033	295	295 Eagle Farm	169-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085034	295	295 Eagle Farm	170-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085035	295	295 Eagle Farm	171-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085036	295	295 Eagle Farm	172-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085037	295	295 Eagle Farm	173-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085038	295	295 Eagle Farm	174-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085039	295	295 Eagle Farm	175-B1	MK17 8AX	Flat	Flat	2 bed	AR	614	£ 240,000	£ 390.88	£ 242	£ 1,050	£ 194	£ 209,250	£ 213,603
0085100	295	295 Eagle Farm	138-D1	MK17 8AX	Flat	D	2 bed	AR	704	£ 340,000	£ 482.95	£ 265	£ 1,150	£ 212	£ 209,250	£ 302,604
0085101	295	295 Eagle Farm	139-D1	MK17 8AX	House	SD	4 bed	AR	1104	£ 450,000	£ 407.61	£ 358	£ 1,550	£ 286	£ 349,000	£ 400,505
0085102	295	295 Eagle Farm	140-D1	MK17 8AX	House	SD	4 bed	AR	1104	£ 450,000	£ 407.61	£ 358	£ 1,550	£ 286	£ 349,000	£ 400,505
0085105	295	295 Eagle Farm	143-D1	MK17 8AX	House	SD	4 bed	AR	1104	£ 450,000	£ 407.61	£ 358	£ 1,550	£ 286	£ 349,000	£ 400,505
0085106	295	295 Eagle Farm	144-D1	MK17 8AX	House	SD	4 bed	AR	1104	£ 450,000	£ 407.76	£ 358	£ 1,550	£ 286	£ 349,000	£ 400,505
0085107	295	295 Eagle Farm	142-D1	MK17 8AX	House	SD	2 bed	AR	750	£ 330,000	£ 440.00	£ 277	£ 1,200	£ 190	£ 216,500	£ 293,704
000309200001	3092	Pine Grove Crowborough	6	TN6 1DH	House	SD	3 bed	AR	1001	£ 485,000	£ 484.69	£ 277	£ 1,200	£ 249	£ 301,250	£ 431,638
000309200002	3092	Pine Grove Crowborough	7	TN6 1DH	House	MT	3 bed	AR	1001	£ 475,000	£ 474.70	£ 277	£ 1,200	£ 249	£ 301,250	£ 422,738
000309200003	3092	Pine Grove Crowborough	8	TN6 1DH	House	EOT	3 bed	AR	1001	£ 480,000	£ 479.69	£ 277	£ 1,200	£ 249	£ 301,250	£ 427,188
000309200004	3092	Pine Grove Crowborough	9	TN6 1DH	House	D	3 bed	AR	1030	£ 500,000	£ 485.61	£ 288	£ 1,250	£ 260	£ 301,250	£ 444,988
000309200005	3092	Pine Grove Crowborough	30	TN6 1DH	Flat	Flat	2 bed	AR	684	£ 255,000	£ 372.94	£ 208	£ 900	£ 166	£ 198,833	£ 226,944
000309200006	3092	Pine Grove Crowborough	31	TN6 1DH	Flat	Flat	2 bed	AR	722	£ 260,000	£ 360.24	£ 213	£ 925	£ 185	£ 198,833	£ 231,394
000309200007	3092	Pine Grove Crowborough	32	TN6 1DH	Flat	Flat	2 bed	AR	658	£ 252,000	£ 383.12	£ 208	£ 900	£ 166	£ 198,833	£ 224,274
000309200008	3092	Pine Grove Crowborough	33	TN6 1DH	Flat	Flat	2 bed	AR	658	£ 252,000	£ 383.12	£ 208	£ 900	£ 185	£ 198,833	£ 224,274
000309200009	3092	Pine Grove Crowborough	34	TN6 1DH	Flat	Flat	1 bed	AR	538	£ 205,000	£ 381.18	£ 167	£ 725	£ 152	£ 159,125	£ 182,445
000309200010	3092	Pine Grove Crowborough	35	TN6 1DH	Flat	Flat	2 bed	AR	684	£ 255,000	£ 372.94	£ 208	£ 900	£ 185	£ 198,833	£ 226,944
000309200011	3092	Pine Grove Crowborough	36	TN6 1DH	Flat	Flat	2 bed	AR	722	£ 260,000	£ 360.24	£ 213	£ 925	£ 185	£ 198,833	£ 231,394
000309200012	3092	Pine Grove Crowborough	37	TN6 1DH	Flat	Flat	2 bed	AR	658	£ 252,000	£ 383.12	£ 208	£ 900	£ 185	£ 198,833	£ 224,274
000309200013	3092	Pine Grove Crowborough	38	TN6 1DH	Flat	Flat	1 bed	AR	538	£ 205,000	£ 381.18	£ 167	£ 725	£ 134	£ 159,125	£ 182,445

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
000309200014	3092	Pine Grove Crowborough	39	TN6 1DH	Flat	Flat	2 bed	AR	684	£ 255,000	£ 372.94	£ 208	£ 900	£ 166	£ 198,833	£ 226,944
000309200015	3092	Pine Grove Crowborough	40	TN6 1DH	Flat	Flat	2 bed	AR	722	£ 260,000	£ 360.24	£ 213	£ 925	£ 185	£ 198,833	£ 231,394
000309200016	3092	Pine Grove Crowborough	41	TN6 1DH	Flat	Flat	2 bed	AR	610	£ 250,000	£ 409.99	£ 196	£ 850	£ 185	£ 198,833	£ 222,494
000309200017	3092	Pine Grove Crowborough	42	TN6 1DH	Flat	Flat	1 bed	AR	520	£ 205,000	£ 394.37	£ 167	£ 725	£ 152	£ 159,125	£ 182,445
000309200018	3092	Pine Grove Crowborough	43	TN6 1DH	Flat	Flat	2 bed	AR	648	£ 252,500	£ 389.80	£ 208	£ 900	£ 185	£ 198,833	£ 224,719
000309200019	3092	Pine Grove Crowborough	44	TN6 1DH	Flat	Flat	2 bed	AR	671	£ 255,000	£ 380.17	£ 208	£ 900	£ 166	£ 198,833	£ 226,944
000309200020	3092	Pine Grove Crowborough	64	TN6 1DH	Flat	Flat	1 bed	AR	535	£ 205,000	£ 383.32	£ 167	£ 725	£ 152	£ 159,125	£ 182,445
000309200021	3092	Pine Grove Crowborough	65	TN6 1DH	Flat	Flat	1 bed	AR	546	£ 210,000	£ 384.76	£ 167	£ 725	£ 152	£ 159,125	£ 186,895
000309200022	3092	Pine Grove Crowborough	66	TN6 1DH	Flat	Flat	1 bed	AR	535	£ 205,000	£ 383.32	£ 167	£ 725	£ 152	£ 159,125	£ 182,445
000309200023	3092	Pine Grove Crowborough	67	TN6 1DH	Flat	Flat	1 bed	AR	546	£ 210,000	£ 384.76	£ 167	£ 725	£ 152	£ 159,125	£ 186,895
000309200024	3092	Pine Grove Crowborough	68	TN6 1DH	Flat	Flat	1 bed	AR	535	£ 205,000	£ 383.32	£ 167	£ 725	£ 152	£ 159,125	£ 182,445
000312800055	3128	Sandholme Way, Howden	200	DN14 7AF	House	SD	2 bed	AR	772	£ 175,000	£ 226.68	£ 167	£ 725	£ 134	£ 134,000	£ 152,000
000312800056	3128	Sandholme Way, Howden	201	DN14 7AF	House	SD	2 bed	AR	772	£ 175,000	£ 226.68	£ 167	£ 725	£ 134	£ 134,000	£ 152,000
000327200001	3272	Skylarks Dunston Lane	108	S41 9RJ	House	SD	4 bed	AR	1085	£ 360,000	£ 331.79	£ 242	£ 1,050	£ 167	£ 197,500	£ 320,500
000327200002	3272	Skylarks Dunston Lane	109	S41 9RJ	House	SD	4 bed	AR	1085	£ 360,000	£ 331.79	£ 242	£ 1,050	£ 194	£ 197,500	£ 320,500
0187009	328	328 Tanyard Farm Rushgreen Ro	22	WA13 9PR	House	MT	2 bed	AR	619	£ 250,000	£ 404.00	£ 219	£ 950	£ 115	£ 133,125	£ 222,561
0187010	328	328 Tanyard Farm Rushgreen Ro	23	WA13 9PR	House	EOT	2 bed	AR	619	£ 260,000	£ 420.16	£ 219	£ 950	£ 115	£ 133,125	£ 231,463
0187011	328	328 Tanyard Farm Rushgreen Ro	24	WA13 9PR	House	EOT	2 bed	AR	619	£ 260,000	£ 420.16	£ 219	£ 950	£ 115	£ 133,125	£ 231,463
0187012	328	328 Tanyard Farm Rushgreen Ro	25	WA13 9PR	House	MT	2 bed	AR	619	£ 250,000	£ 404.00	£ 219	£ 950	£ 115	£ 133,125	£ 222,561
0187013	328	328 Tanyard Farm Rushgreen Ro	26	WA13 9PR	House	EOT	2 bed	AR	619	£ 260,000	£ 420.16	£ 219	£ 950	£ 115	£ 133,125	£ 231,463
0187014	328	328 Tanyard Farm Rushgreen Ro	27	WA13 9PR	House	EOT	2 bed	AR	619	£ 260,000	£ 420.16	£ 219	£ 950	£ 115	£ 133,125	£ 231,463
0187015	328	328 Tanyard Farm Rushgreen Ro	28	WA13 9PR	House	MT	2 bed	AR	619	£ 250,000	£ 404.00	£ 219	£ 950	£ 115	£ 133,125	£ 222,561
0187016	328	328 Tanyard Farm Rushgreen Ro	29	WA13 9PR	House	EOT	2 bed	AR	619	£ 260,000	£ 420.16	£ 219	£ 950	£ 115	£ 133,125	£ 231,463
0034000043	340	340 Hitchin Road Lower Stondo	127	SG16 6EG	House	SD	4 bed	AR	981	£ 415,000	£ 423.11	£ 300	£ 1,300	£ 240	£ 275,000	£ 369,292
0034000044	340	340 Hitchin Road Lower Stondo	128	SG16 6EG	House	SD	4 bed	AR	981	£ 415,000	£ 423.11	£ 300	£ 1,300	£ 240	£ 275,000	£ 369,292
0034000045	340	340 Hitchin Road Lower Stondo	129	SG16 6EG	House	SD	2 bed	AR	702	£ 335,000	£ 477.00	£ 231	£ 1,000	£ 185	£ 203,400	£ 298,103
0034000046	340	340 Hitchin Road Lower Stondo	130	SG16 6EG	House	SD	2 bed	AR	702	£ 335,000	£ 477.00	£ 231	£ 1,000	£ 185	£ 203,400	£ 298,103
0034000047	340	340 Hitchin Road Lower Stondo	131	SG16 6EG	House	EOT	2 bed	AR	702	£ 330,000	£ 469.88	£ 231	£ 1,000	£ 185	£ 203,400	£ 293,654
0034000049	340	340 Hitchin Road Lower Stondo	133	SG16 6EG	House	EOT	2 bed	AR	702	£ 330,000	£ 469.88	£ 231	£ 1,000	£ 185	£ 203,400	£ 293,654
0135001	341	341 Madgwick Park	154	PO18 0NT	Flat	Maisonette	1 bed	AR	678	£ 260,000	£ 383.55	£ 190	£ 825	£ 148	£ 156,000	£ 224,006
0135005	341	341 Madgwick Park	261	PO18 0NT	House	EOT	2 bed	AR	839	£ 315,000	£ 375.32	£ 288	£ 1,250	£ 231	£ 231,471	£ 271,392
0135006	341	341 Madgwick Park	262	PO18 0NT	House	MT	2 bed	AR	839	£ 310,000	£ 369.36	£ 288	£ 1,250	£ 231	£ 231,471	£ 267,085
0135007	341	341 Madgwick Park	263	PO18 0NT	House	EOT	2 bed	AR	839	£ 315,000	£ 375.32	£ 288	£ 1,250	£ 231	£ 231,471	£ 271,392
0135010	341	341 Madgwick Park	140	PO18 0NT	House	EOT	2 bed	AR	839	£ 315,000	£ 375.32	£ 288	£ 1,250	£ 190	£ 231,471	£ 271,392
0135011	341	341 Madgwick Park	141	PO18 0NT	House	MT	2 bed	AR	839	£ 310,000	£ 369.36	£ 288	£ 1,250	£ 190	£ 231,471	£ 267,085
0135013	341	341 Madgwick Park	142	PO18 0NT	House	EOT	2 bed	AR	839	£ 315,000	£ 375.32	£ 288	£ 1,250	£ 231	£ 231,471	£ 271,392
0135014	341	341 Madgwick Park	148	PO18 0NT	House	EOT	2 bed	AR	839	£ 315,000	£ 375.32	£ 288	£ 1,250	£ 190	£ 231,471	£ 271,392
0135015	341	341 Madgwick Park	149	PO18 0NT	House	MT	2 bed	AR	839	£ 310,000	£ 369.36	£ 288	£ 1,250	£ 190	£ 231,471	£ 267,085
0135016	341	341 Madgwick Park	150	PO18 0NT	House	EOT	2 bed	AR	839	£ 315,000	£ 375.32	£ 288	£ 1,250	£ 190	£ 231,471	£ 271,392
0135028	341	341 Madgwick Park	151	PO18 0NT	House	SD	4 bed	AR	1108	£ 450,000	£ 406.03	£ 358	£ 1,550	£ 258	£ 310,400	£ 387,704
0135040	341	341 Madgwick Park	153	PO18 0NT	House	SD	4 bed	AR	1108	£ 450,000	£ 406.03	£ 358	£ 1,550	£ 258	£ 310,400	£ 387,704
0135041	341	341 Madgwick Park	166	PO18 0NT	House	SD	4 bed	AR	1108	£ 450,000	£ 406.03	£ 358	£ 1,550	£ 258	£ 310,400	£ 387,704
0135048	341	341 Madgwick Park	290	PO18 0NT	House	SD	4 bed	AR	1108	£ 450,000	£ 406.03	£ 358	£ 1,550	£ 258	£ 310,400	£ 387,704
0135049	341	341 Madgwick Park	291	PO18 0NT	House	SD	4 bed	AR	1108	£ 450,000	£ 406.03	£ 358	£ 1,550	£ 258	£ 310,400	£ 387,704
0135056	341	341 Madgwick Park	155	PO18 0NT	Flat	Maisonette	1 bed	AR	546	£ 230,000	£ 421.61	£ 173	£ 750	£ 148	£ 156,000	£ 198,160
0135060	341	341 Madgwick Park	277	PO18 0NT	House	SD	2 bed	AR	839	£ 320,000	£ 381.28	£ 288	£ 1,250	£ 190	£ 231,471	£ 275,700
0135061	341	341 Madgwick Park	278	PO18 0NT	House	SD	2 bed	AR	839	£ 320,000	£ 381.28	£ 288	£ 1,250	£ 190	£ 231,471	£ 275,700
0135062	341	341 Madgwick Park	260	PO18 0NT	House	SD	2 bed	AR	839	£ 320,000	£ 381.28	£ 288	£ 1,250	£ 190	£ 231,471	£ 275,700
0135063	341	341 Madgwick Park	274	PO18 0NT	House	SD	2 bed	AR	839	£ 320,000	£ 381.28	£ 288	£ 1,250	£ 190	£ 231,471	£ 275,700
0135064	341	341 Madgwick Park	143	PO18 0NT	House	SD	2 bed	AR	839	£ 320,000	£ 381.28	£ 288	£ 1,250	£ 190	£ 231,471	£ 275,700
0135065	341	341 Madgwick Park	144	PO18 0NT	House	SD	2 bed	AR	839	£ 320,000	£ 381.28	£ 288	£ 1,250	£ 231	£ 231,471	£ 275,700
0135066	341	341 Madgwick Park	279	PO18 0NT	House	EOT	2 bed	AR	839	£ 315,000	£ 375.32	£ 288	£ 1,250	£ 190	£ 231,471	£ 271,392
0135068	341	341 Madgwick Park	280	PO18 0NT	House	MT	2 bed	AR	839	£ 310,000	£ 369.36	£ 288	£ 1,250	£ 190	£ 231,471	£ 267,085
0135080	341	341 Madgwick Park	281	PO18 0NT	House	EOT	3 bed	AR	925	£ 370,000	£ 399.84	£ 335	£ 1,450	£ 222	£ 263,333	£ 318,778
0135081	341	341 Madgwick Park	152	PO18 0NT	House	SD	3 bed	AR	958	£ 400,000	£ 417.69	£ 335	£ 1,450	£ 226	£ 263,333	£ 344,625
0135082	341	341 Madgwick Park	165	PO18 0NT	House	SD	3 bed	AR	958	£ 400,000	£ 417.69	£ 335	£ 1,450	£ 226	£ 263,333	£ 344,625
0219001	36	Antoinette Hotel	1	KT1 2TQ	Flat	Flat	2 bed	AR	1021	£ 535,000	£ 523.93	£ 358	£ 1,550	£ 286	£ 359,500	£ 476,094
0219002	36	Antoinette Hotel	2	KT1 2TQ	Flat	Flat	1 bed	AR	568	£ 365,000	£ 642.46	£ 288	£ 1,250	£ 231	£ 280,000	£ 324,812
0219003	36	Antoinette Hotel	3	KT1 2TQ	Flat	Flat	2 bed	AR	1002	£ 535,000	£ 534.06	£ 358	£ 1,550	£ 286	£ 359,500	£ 476,094
0219004	36	Antoinette Hotel	10	KT1 2TQ	Flat	Flat	2 bed	AR	1021	£ 535,000	£ 523.93	£ 358	£ 1,550	£ 286	£ 359,500	£ 476,094
0219005	36	Antoinette Hotel	11	KT1 2TQ	Flat	Flat	1 bed	AR	568	£ 365,000	£ 642.46	£ 288	£ 1,250	£ 231	£ 280,000	£ 324,812
0219006	36	Antoinette Hotel	12	KT1 2TQ	Flat	Flat	2 bed	AR	1002	£ 535,000	£ 534.06	£ 358	£ 1,550	£ 286	£ 359,500	£ 476,094
0034039	362	362 Higher Standen Clitheroe	94E	BB7 2QF	House	EOT	2 bed	AR	603	£ 175,000	£ 290.43	£ 162	£ 700	£ 99	£ 92,154	£ 151,726
0034040	362	362 Higher Standen Clitheroe	95M	BB7 2QF	House	MT	2 bed	AR	603	£ 170,000	£ 282.13	£ 162	£ 700	£ 99	£ 92,154	£ 147,391
0034041	362	362 Higher Standen Clitheroe	96M	BB7 2QF	House	MT	2 bed	AR	603	£ 170,000	£ 282.13	£ 162	£ 700	£ 99	£ 92,154	£ 147,391
0034042	362	362 Higher Standen Clitheroe	97M	BB7 2QF	House	MT	2 bed	AR	603	£ 170,000	£ 282.13	£ 162	£ 700	£ 99	£ 92,154	£ 147,391
0034043	362	362 Higher Standen Clitheroe	98M	BB7 2QF	House	MT	2 bed	AR	603	£ 170,000	£ 282.13	£ 162	£ 700	£ 99	£ 92,154	£ 147,391
0034044	362	362 Higher Standen Clitheroe	99E	BB7 2QF	House	EOT	2 bed	AR	603	£ 175,000	£ 290.43	£ 162	£ 700	£ 98	£ 92,154	£ 151,726
0034047	362	362 Higher Standen Clitheroe	114E	BB7 2QF	House	EOT	2 bed	AR	742	£ 190,000	£ 255.91	£ 173	£ 750	£ 98	£ 92,154	£ 164,731
0034048	362	362 Higher Standen Clitheroe	115M	BB7 2QF	House	MT	2 bed	AR	742	£ 195,000	£ 262.65	£ 173	£ 750	£ 98	£ 92,154	£ 169,066
0034049	362	362 Higher Standen Clitheroe	116E	BB7 2QF	House	EOT	2 bed	AR	742	£ 190,000	£ 255.91	£ 173	£ 750	£ 98	£ 92,154	£ 164,731
0034051	362	362 Higher Standen Clitheroe	153S	BB7 2QF	House	SD	3 bed	AR	753	£ 215,000	£ 285.45	£ 185	£ 800	£ 115	£ 108,333	£ 186,406
0034052	362	362 Higher Standen Clitheroe	154S	BB7 2QF	House	SD	3 bed	AR	753	£ 215,000	£ 285.45	£ 185	£ 800	£ 115	£ 108,333	£ 186,406
0034053	362	362 Higher Standen Clitheroe	155S	BB7 2QF	House	SD	3 bed	AR	753	£ 215,000	£ 285.45	£ 185	£ 800	£ 115	£ 108,333	£ 186,406
0034062	362	362 Higher Standen Clitheroe	183E	BB7 2QF	House	EOT	2 bed	AR	603	£ 175,000	£ 290.43	£ 162	£ 700	£ 98	£ 92,154	£ 151,726

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0034063	362	362 Higher Standen Clitheroe	184M	BB7 2QF	House	MT	2 bed	AR	603	£ 170,000	£ 282.13	£ 162	£ 700	£ 98	£ 92,154	£ 147,391
0034064	362	362 Higher Standen Clitheroe	185M	BB7 2QF	House	MT	2 bed	AR	603	£ 170,000	£ 282.13	£ 162	£ 700	£ 129	£ 92,154	£ 147,391
0034065	362	362 Higher Standen Clitheroe	186E	BB7 2QF	House	EOT	2 bed	AR	603	£ 175,000	£ 290.43	£ 162	£ 700	£ 129	£ 92,154	£ 151,726
0134023	368	368 Heathfield Nook Road Buxto	127	SK17 9HT	House	EOT	3 bed	AR	882	£ 220,000	£ 249.34	£ 196	£ 850	£ 144	£ 143,222	£ 190,578
0134024	368	368 Heathfield Nook Road Buxto	128	SK17 9HT	House	MT	3 bed	AR	882	£ 225,000	£ 255.01	£ 196	£ 850	£ 143	£ 143,222	£ 194,910
0134025	368	368 Heathfield Nook Road Buxto	129	SK17 9HT	House	EOT	3 bed	AR	882	£ 220,000	£ 249.34	£ 196	£ 850	£ 144	£ 143,222	£ 190,578
0134026	368	368 Heathfield Nook Road Buxto	134	SK17 9HT	House	EOT	2 bed	AR	721	£ 175,000	£ 242.75	£ 173	£ 750	£ 121	£ 116,400	£ 151,596
0134027	368	368 Heathfield Nook Road Buxto	135	SK17 9HT	House	MT	2 bed	AR	721	£ 165,000	£ 228.87	£ 173	£ 750	£ 120	£ 116,400	£ 142,934
0134028	368	368 Heathfield Nook Road Buxto	136	SK17 9HT	House	EOT	2 bed	AR	721	£ 175,000	£ 242.75	£ 173	£ 750	£ 121	£ 116,400	£ 151,596
0134037	368	368 Heathfield Nook Road Buxto	149	SK17 9HT	House	SD	2 bed	AR	721	£ 177,500	£ 246.21	£ 173	£ 750	£ 123	£ 116,400	£ 153,762
0134038	368	368 Heathfield Nook Road Buxto	150	SK17 9HT	House	SD	2 bed	AR	721	£ 177,500	£ 246.21	£ 173	£ 750	£ 123	£ 116,400	£ 153,762
0134039	368	368 Heathfield Nook Road Buxto	151	SK17 9HT	House	SD	3 bed	AR	882	£ 235,000	£ 266.34	£ 196	£ 850	£ 146	£ 143,222	£ 203,572
0134040	368	368 Heathfield Nook Road Buxto	152	SK17 9HT	House	SD	3 bed	AR	882	£ 235,000	£ 266.34	£ 196	£ 850	£ 144	£ 143,222	£ 203,572
0134041	368	368 Heathfield Nook Road Buxto	153	SK17 9HT	House	SD	2 bed	AR	721	£ 177,500	£ 246.21	£ 173	£ 750	£ 121	£ 116,400	£ 153,762
0134042	368	368 Heathfield Nook Road Buxto	154	SK17 9HT	House	SD	2 bed	AR	721	£ 177,500	£ 246.21	£ 173	£ 750	£ 121	£ 116,400	£ 153,762
0134043	368	368 Heathfield Nook Road Buxto	155	SK17 9HT	House	SD	2 bed	AR	721	£ 177,500	£ 246.21	£ 173	£ 750	£ 121	£ 116,400	£ 153,762
0134044	368	368 Heathfield Nook Road Buxto	156	SK17 9HT	House	SD	2 bed	AR	721	£ 177,500	£ 246.21	£ 173	£ 750	£ 121	£ 116,400	£ 153,762
0134060	368	368 Heathfield Nook Road Buxto	201	SK17 9HT	House	SD	2 bed	AR	721	£ 177,500	£ 246.21	£ 173	£ 750	£ 121	£ 116,400	£ 153,762
0134061	368	368 Heathfield Nook Road Buxto	202	SK17 9HT	House	SD	2 bed	AR	721	£ 177,500	£ 246.21	£ 173	£ 750	£ 121	£ 116,400	£ 153,762
0134066	368	368 Heathfield Nook Road Buxto	207	SK17 9HT	House	EOT	3 bed	AR	882	£ 220,000	£ 249.34	£ 196	£ 850	£ 146	£ 143,222	£ 190,578
0134067	368	368 Heathfield Nook Road Buxto	208	SK17 9HT	House	MT	3 bed	AR	882	£ 225,000	£ 255.01	£ 196	£ 850	£ 141	£ 143,222	£ 194,910
0134068	368	368 Heathfield Nook Road Buxto	209	SK17 9HT	House	MT	3 bed	AR	882	£ 225,000	£ 255.01	£ 196	£ 850	£ 141	£ 143,222	£ 194,910
0134069	368	368 Heathfield Nook Road Buxto	210	SK17 9HT	House	EOT	3 bed	AR	882	£ 220,000	£ 249.34	£ 196	£ 850	£ 146	£ 143,222	£ 190,578
0134070	368	368 Heathfield Nook Road Buxto	213	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 98	£ 77,889	£ 112,614
0134071	368	368 Heathfield Nook Road Buxto	214	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 98	£ 77,889	£ 112,614
0134072	368	368 Heathfield Nook Road Buxto	215	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 92	£ 77,889	£ 112,614
0134073	368	368 Heathfield Nook Road Buxto	216	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 92	£ 77,889	£ 112,614
0134074	368	368 Heathfield Nook Road Buxto	217	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 98	£ 77,889	£ 112,614
0134075	368	368 Heathfield Nook Road Buxto	218	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 98	£ 77,889	£ 112,614
0134076	368	368 Heathfield Nook Road Buxto	219	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 92	£ 77,889	£ 112,614
0134077	368	368 Heathfield Nook Road Buxto	220	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 98	£ 77,889	£ 112,614
0134078	368	368 Heathfield Nook Road Buxto	221	SK17 9HT	Flat	Flat	1 bed	AR	490	£ 130,000	£ 265.18	£ 115	£ 500	£ 98	£ 77,889	£ 112,614
0134052	368	368 Heathfield Nook Road Buxto	167	SK17 9HT	House	EOT	2 bed	AR	721	£ 175,000	£ 242.75	£ 173	£ 750	£ 121	£ 116,400	£ 151,596
0134053	368	368 Heathfield Nook Road Buxto	168	SK17 9HT	House	MT	2 bed	AR	721	£ 165,000	£ 228.87	£ 173	£ 750	£ 120	£ 116,400	£ 142,934
0134054	368	368 Heathfield Nook Road Buxto	169	SK17 9HT	House	MT	2 bed	AR	721	£ 165,000	£ 228.87	£ 173	£ 750	£ 121	£ 116,400	£ 142,934
0134055	368	368 Heathfield Nook Road Buxto	170	SK17 9HT	House	EOT	2 bed	AR	721	£ 175,000	£ 242.75	£ 173	£ 750	£ 121	£ 116,400	£ 151,596
0036001	377B	377B Chestnut Grove	603	NN13 6EA	House	EOT	2 bed	AR	670	£ 220,000	£ 328.50	£ 196	£ 850	£ 173	£ 183,429	£ 195,821
0036002	377B	377B Chestnut Grove	604	NN13 6EA	House	EOT	2 bed	AR	670	£ 220,000	£ 328.50	£ 196	£ 850	£ 173	£ 183,429	£ 195,821
0036006	377B	377B Chestnut Grove	620	NN13 6EA	House	EOT	2 bed	AR	866	£ 260,000	£ 300.36	£ 211	£ 915	£ 169	£ 183,429	£ 231,425
0036007	377B	377B Chestnut Grove	621	NN13 6EA	Flat	Maisonette	2 bed	AR	760	£ 230,000	£ 302.77	£ 196	£ 850	£ 145	£ 140,000	£ 204,722
0036008	377B	377B Chestnut Grove	647	NN13 6EA	House	MT	2 bed	AR	866	£ 255,000	£ 294.58	£ 211	£ 915	£ 169	£ 183,429	£ 226,974
0036009	377B	377B Chestnut Grove	648	NN13 6EA	House	MT	2 bed	AR	866	£ 255,000	£ 294.58	£ 211	£ 915	£ 169	£ 183,429	£ 226,974
0036010	377B	377B Chestnut Grove	649	NN13 6EA	House	MT	2 bed	AR	866	£ 255,000	£ 294.58	£ 211	£ 915	£ 169	£ 183,429	£ 226,974
0036011	377B	377B Chestnut Grove	650	NN13 6EA	Flat	Maisonette	2 bed	AR	760	£ 230,000	£ 302.77	£ 196	£ 850	£ 141	£ 140,000	£ 204,722
0036012	377B	377B Chestnut Grove	651	NN13 6EA	House	MT	2 bed	AR	866	£ 255,000	£ 294.58	£ 211	£ 915	£ 169	£ 183,429	£ 226,974
0036016	377B	377B Chestnut Grove	599	NN13 6EA	House	EOT	3 bed	AR	916	£ 320,000	£ 349.47	£ 254	£ 1,100	£ 197	£ 220,000	£ 284,831
0036017	377B	377B Chestnut Grove	646	NN13 6EA	House	EOT	3 bed	AR	910	£ 315,000	£ 346.29	£ 254	£ 1,100	£ 197	£ 220,000	£ 280,380
0036018	377B	377B Chestnut Grove	652	NN13 6EA	House	EOT	3 bed	AR	910	£ 315,000	£ 346.29	£ 254	£ 1,100	£ 197	£ 220,000	£ 280,380
0040001	400	400 St Peter'S Place	174	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 120	£ 123,500	£ 124,607
0040002	400	400 St Peter'S Place	175	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 129	£ 123,500	£ 124,607
0040003	400	400 St Peter'S Place	176	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 129	£ 123,500	£ 124,607
0040004	400	400 St Peter'S Place	177	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 129	£ 123,500	£ 124,607
0040005	400	400 St Peter'S Place	332	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 129	£ 123,500	£ 124,607
0040006	400	400 St Peter'S Place	333	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 120	£ 123,500	£ 124,607
0040007	400	400 St Peter'S Place	334	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 129	£ 123,500	£ 124,607
0040008	400	400 St Peter'S Place	335	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 129	£ 123,500	£ 124,607
0040009	400	400 St Peter'S Place	235	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 125	£ 123,500	£ 124,607
0040010	400	400 St Peter'S Place	236	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 125	£ 123,500	£ 124,607
0040011	400	400 St Peter'S Place	237	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 125	£ 123,500	£ 124,607
0040012	400	400 St Peter'S Place	238	SP2 9AE	Flat	Flat	1 bed	AR	505	£ 140,000	£ 277.31	£ 150	£ 650	£ 125	£ 123,500	£ 124,607
0040046	400	400 St Peter'S Place	173	SP2 9AE	House	SD	4 bed	AR	1084	£ 330,000	£ 304.53	£ 288	£ 1,250	£ 206	£ 233,000	£ 293,716
0041002	405	405 The Paddocks	125	SP11 6LF	Flat	Flat	1 bed	AR	526	£ 165,000	£ 313.81	£ 167	£ 725	£ 120	£ 135,000	£ 142,656
0041006	405	405 The Paddocks	126	SP11 6LF	Flat	Flat	1 bed	AR	628	£ 170,000	£ 270.81	£ 173	£ 750	£ 138	£ 135,000	£ 146,979
0041018	405	405 The Paddocks	358	SP11 6LF	Flat	Flat	1 bed	AR	526	£ 165,000	£ 313.81	£ 167	£ 725	£ 134	£ 135,000	£ 142,656
0041026	405	405 The Paddocks	359	SP11 6LF	Flat	Flat	1 bed	AR	628	£ 170,000	£ 270.81	£ 173	£ 750	£ 138	£ 135,000	£ 146,979
0041039	405	405 The Paddocks	96	SP11 6LF	House	EOT	2 bed	AR	631	£ 235,000	£ 372.57	£ 208	£ 900	£ 170	£ 185,630	£ 203,176
0041040	405	405 The Paddocks	97	SP11 6LF	House	MT	2 bed	AR	631	£ 230,000	£ 364.65	£ 208	£ 900	£ 170	£ 185,630	£ 198,853
0041041	405	405 The Paddocks	98	SP11 6LF	House	EOT	2 bed	AR	631	£ 235,000	£ 372.57	£ 208	£ 900	£ 170	£ 185,630	£ 203,176
0041042	405	405 The Paddocks	99	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041043	405	405 The Paddocks	100	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 166	£ 185,630	£ 207,499
0041055	405	405 The Paddocks	298	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041056	405	405 The Paddocks	299	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041057	405	405 The Paddocks	300	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041058	405	405 The Paddocks	301	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041059	405	405 The Paddocks	302	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0041060	405	405 The Paddocks	303	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041067	405	405 The Paddocks	360	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 166	£ 185,630	£ 207,499
0041068	405	405 The Paddocks	361	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 166	£ 185,630	£ 207,499
0041069	405	405 The Paddocks	391	SP11 6LF	House	EOT	2 bed	AR	631	£ 235,000	£ 372.57	£ 208	£ 900	£ 166	£ 185,630	£ 203,176
0041070	405	405 The Paddocks	392	SP11 6LF	House	MT	2 bed	AR	631	£ 230,000	£ 364.65	£ 208	£ 900	£ 170	£ 185,630	£ 198,853
0041071	405	405 The Paddocks	393	SP11 6LF	House	MT	2 bed	AR	631	£ 230,000	£ 364.65	£ 208	£ 900	£ 166	£ 185,630	£ 198,853
0041072	405	405 The Paddocks	394	SP11 6LF	House	MT	2 bed	AR	631	£ 230,000	£ 364.65	£ 208	£ 900	£ 166	£ 185,630	£ 198,853
0041073	405	405 The Paddocks	395	SP11 6LF	House	MT	2 bed	AR	631	£ 230,000	£ 364.65	£ 208	£ 900	£ 166	£ 185,630	£ 198,853
0041074	405	405 The Paddocks	396	SP11 6LF	House	EOT	2 bed	AR	631	£ 235,000	£ 372.57	£ 208	£ 900	£ 166	£ 185,630	£ 203,176
0041075	405	405 The Paddocks	403	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041082	405	405 The Paddocks	405	SP11 6LF	House	EOT	2 bed	AR	631	£ 235,000	£ 372.57	£ 208	£ 900	£ 170	£ 185,630	£ 203,176
0041083	405	405 The Paddocks	406	SP11 6LF	House	MT	2 bed	AR	631	£ 230,000	£ 364.65	£ 208	£ 900	£ 170	£ 185,630	£ 198,853
0041084	405	405 The Paddocks	407	SP11 6LF	House	EOT	2 bed	AR	631	£ 235,000	£ 372.57	£ 208	£ 900	£ 170	£ 185,630	£ 203,176
0041085	405	405 The Paddocks	408	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 166	£ 185,630	£ 207,499
0041086	405	405 The Paddocks	409	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041087	405	405 The Paddocks	412	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041088	405	405 The Paddocks	413	SP11 6LF	House	SD	2 bed	AR	631	£ 240,000	£ 380.50	£ 208	£ 900	£ 170	£ 185,630	£ 207,499
0041100	405	405 The Paddocks	64	SP11 6LF	House	D	3 bed	AR	1390	£ 300,000	£ 215.76	£ 288	£ 1,250	£ 222	£ 244,133	£ 259,374
0041102	405	405 The Paddocks	92	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 219	£ 244,133	£ 250,728
0041103	405	405 The Paddocks	93	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 219	£ 244,133	£ 250,728
0041104	405	405 The Paddocks	130	SP11 6LF	House	EOT	3 bed	AR	872	£ 285,000	£ 326.96	£ 265	£ 1,150	£ 212	£ 244,133	£ 246,405
0041105	405	405 The Paddocks	131	SP11 6LF	House	MT	3 bed	AR	872	£ 280,000	£ 321.23	£ 265	£ 1,150	£ 219	£ 244,133	£ 242,082
0041106	405	405 The Paddocks	132	SP11 6LF	House	EOT	3 bed	AR	872	£ 285,000	£ 326.96	£ 265	£ 1,150	£ 219	£ 244,133	£ 246,405
0041107	405	405 The Paddocks	147	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 212	£ 244,133	£ 250,728
0041108	405	405 The Paddocks	148	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 219	£ 244,133	£ 250,728
0041117	405	405 The Paddocks	355	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 212	£ 244,133	£ 250,728
0041118	405	405 The Paddocks	356	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 212	£ 244,133	£ 250,728
0041119	405	405 The Paddocks	357	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 212	£ 244,133	£ 250,728
0041120	405	405 The Paddocks	362	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 212	£ 244,133	£ 250,728
0041121	405	405 The Paddocks	363	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 212	£ 244,133	£ 250,728
0041122	405	405 The Paddocks	410	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 219	£ 244,133	£ 250,728
0041123	405	405 The Paddocks	411	SP11 6LF	House	SD	3 bed	AR	872	£ 290,000	£ 332.70	£ 265	£ 1,150	£ 219	£ 244,133	£ 250,728
0041129	405	405 The Paddocks	94	SP11 6LF	House	SD	4 bed	AR	1260	£ 340,000	£ 269.95	£ 294	£ 1,275	£ 235	£ 278,000	£ 293,957
0041130	405	405 The Paddocks	95	SP11 6LF	House	SD	4 bed	AR	1260	£ 340,000	£ 269.95	£ 294	£ 1,275	£ 235	£ 278,000	£ 293,957
0041131	405	405 The Paddocks	123	SP11 6LF	House	SD	4 bed	AR	1260	£ 340,000	£ 269.95	£ 294	£ 1,275	£ 235	£ 278,000	£ 293,957
0041132	405	405 The Paddocks	124	SP11 6LF	House	SD	4 bed	AR	1260	£ 340,000	£ 269.95	£ 294	£ 1,275	£ 235	£ 278,000	£ 293,957
0041135	405	405 The Paddocks	404	SP11 6LF	House	SD	4 bed	AR	1260	£ 340,000	£ 269.95	£ 294	£ 1,275	£ 235	£ 278,000	£ 293,957
0136007	442	442 Lucks Lane Buckden	44	PE19 5TQ	Flat	Flat	2 bed	AR	631	£ 205,000	£ 325.00	£ 173	£ 750	£ 148	£ 149,500	£ 182,486
0136008	442	442 Lucks Lane Buckden	45	PE19 5TQ	Flat	Flat	2 bed	AR	706	£ 210,000	£ 297.56	£ 185	£ 800	£ 152	£ 149,500	£ 186,937
0136009	442	442 Lucks Lane Buckden	46	PE19 5TQ	Flat	Flat	2 bed	AR	631	£ 205,000	£ 325.00	£ 173	£ 750	£ 148	£ 149,500	£ 182,486
0136010	442	442 Lucks Lane Buckden	47	PE19 5TQ	Flat	Flat	2 bed	AR	706	£ 210,000	£ 297.56	£ 185	£ 800	£ 152	£ 149,500	£ 186,937
0136011	442	442 Lucks Lane Buckden	48	PE19 5TQ	House	SD	2 bed	AR	798	£ 267,500	£ 335.33	£ 196	£ 850	£ 161	£ 171,500	£ 238,122
0136012	442	442 Lucks Lane Buckden	49	PE19 5TQ	House	SD	2 bed	AR	798	£ 267,500	£ 335.33	£ 196	£ 850	£ 161	£ 171,500	£ 238,122
0136013	442	442 Lucks Lane Buckden	50	PE19 5TQ	House	SD	3 bed	AR	1083	£ 310,000	£ 286.35	£ 265	£ 1,150	£ 190	£ 210,500	£ 275,955
0136014	442	442 Lucks Lane Buckden	51	PE19 5TQ	House	SD	3 bed	AR	1083	£ 310,000	£ 286.35	£ 265	£ 1,150	£ 190	£ 210,500	£ 275,955
0029005	448	448 Land Off Cranleigh Road P	53	PO16 9DW	Flat	Maisonette	1 bed	AR	548	£ 170,000	£ 310.33	£ 173	£ 750	£ 129	£ 131,167	£ 151,308
0029006	448	448 Land Off Cranleigh Road P	54	PO16 9DW	Flat	Maisonette	1 bed	AR	548	£ 170,000	£ 310.33	£ 173	£ 750	£ 129	£ 131,167	£ 151,308
0029007	448	448 Land Off Cranleigh Road P	85	PO16 9DW	Flat	Maisonette	1 bed	AR	548	£ 170,000	£ 310.33	£ 173	£ 750	£ 129	£ 131,167	£ 151,308
0029008	448	448 Land Off Cranleigh Road P	86	PO16 9DW	Flat	Maisonette	1 bed	AR	548	£ 170,000	£ 310.33	£ 173	£ 750	£ 129	£ 131,167	£ 151,308
0029009	448	448 Land Off Cranleigh Road P	91	PO16 9DW	Flat	Maisonette	1 bed	AR	548	£ 170,000	£ 310.33	£ 173	£ 750	£ 131	£ 131,167	£ 151,308
0029010	448	448 Land Off Cranleigh Road P	92	PO16 9DW	Flat	Maisonette	1 bed	AR	548	£ 170,000	£ 310.33	£ 173	£ 750	£ 131	£ 131,167	£ 151,308
0029011	448	448 Land Off Cranleigh Road P	11	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 169	£ 184,000	£ 253,664
0029012	448	448 Land Off Cranleigh Road P	12	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 169	£ 184,000	£ 253,664
0029013	448	448 Land Off Cranleigh Road P	13	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 169	£ 184,000	£ 253,664
0029014	448	448 Land Off Cranleigh Road P	14	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 169	£ 184,000	£ 253,664
0029015	448	448 Land Off Cranleigh Road P	25	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 166	£ 184,000	£ 253,664
0029016	448	448 Land Off Cranleigh Road P	26	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 166	£ 184,000	£ 253,664
0029017	448	448 Land Off Cranleigh Road P	27	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 166	£ 184,000	£ 253,664
0029018	448	448 Land Off Cranleigh Road P	28	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 166	£ 184,000	£ 253,664
0029021	448	448 Land Off Cranleigh Road P	89	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 169	£ 184,000	£ 253,664
0029022	448	448 Land Off Cranleigh Road P	90	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 169	£ 184,000	£ 253,664
0029023	448	448 Land Off Cranleigh Road P	94	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 169	£ 184,000	£ 253,664
0029024	448	448 Land Off Cranleigh Road P	95	PO16 9DW	House	SD	2 bed	AR	631	£ 285,000	£ 451.83	£ 213	£ 925	£ 169	£ 184,000	£ 253,664
0029025	448	448 Land Off Cranleigh Road P	29	PO16 9DW	House	SD	3 bed	AR	874	£ 375,000	£ 429.22	£ 265	£ 1,150	£ 203	£ 227,500	£ 333,768
0029026	448	448 Land Off Cranleigh Road P	30	PO16 9DW	House	SD	3 bed	AR	874	£ 375,000	£ 429.22	£ 265	£ 1,150	£ 203	£ 227,500	£ 333,768
0029029	448	448 Land Off Cranleigh Road P	55	PO16 9DW	House	SD	3 bed	AR	874	£ 375,000	£ 429.22	£ 265	£ 1,150	£ 204	£ 227,500	£ 333,768
0029030	448	448 Land Off Cranleigh Road P	56	PO16 9DW	House	SD	3 bed	AR	874	£ 375,000	£ 429.22	£ 265	£ 1,150	£ 201	£ 227,500	£ 333,768
0029031	448	448 Land Off Cranleigh Road P	96	PO16 9DW	House	D	3 bed	AR	874	£ 380,000	£ 434.94	£ 265	£ 1,150	£ 204	£ 227,500	£ 338,219
0029032	448	448 Land Off Cranleigh Road P	112	PO16 9DW	House	D	3 bed	AR	874	£ 380,000	£ 434.94	£ 265	£ 1,150	£ 178	£ 227,500	£ 338,219
0029034	448	448 Land Off Cranleigh Road P	24	PO16 9DW	House	D	4 bed	AR	1247	£ 485,000	£ 389.07	£ 323	£ 1,400	£ 249	£ 297,000	£ 431,674
0093009	483	483 Upper Caldecote Biggleswa	31	SG18 9BG	House	SD	2 bed	AR	855	£ 290,000	£ 339.18	£ 219	£ 950	£ 155	£ 162,333	£ 258,000
0093010	483	483 Upper Caldecote Biggleswa	32	SG18 9BG	House	SD	2 bed	AR	855	£ 290,000	£ 339.18	£ 219	£ 950	£ 155	£ 162,333	£ 258,000
0093011	483	483 Upper Caldecote Biggleswa	33	SG18 9BG	House	SD	2 bed	AR	855	£ 290,000	£ 339.18	£ 219	£ 950	£ 155	£ 162,333	£ 258,000
0130001	492	492 Newport Road New Bradwell	15	MK13 0AA	Flat	Flat	1 bed	AR	567	£ 175,000	£ 308.79	£ 179	£ 775	£ 143	£ 149,500	£ 155,810
0130002	492	492 Newport Road New Bradwell	16	MK13 0AA	Flat	Flat	1 bed	AR	567	£ 175,000	£ 308.79	£ 179	£ 775	£ 143	£ 149,500	£ 155,810

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0130003	492	492 Newport Road New Bradwell	17	MK13 0AA	Flat	Flat	1 bed	AR	567	£ 175,000	£ 308.79	£ 179	£ 775	£ 143	£ 149,500	£ 155,810
0130006	492	492 Newport Road New Bradwell	20	MK13 0AA	Flat	Flat	1 bed	AR	567	£ 175,000	£ 308.79	£ 179	£ 775	£ 143	£ 149,500	£ 155,810
0130007	492	492 Newport Road New Bradwell	10	MK13 0AA	Flat	Flat	2 bed	AR	745	£ 250,000	£ 335.71	£ 213	£ 925	£ 168	£ 184,333	£ 222,586
0130008	492	492 Newport Road New Bradwell	11	MK13 0AA	Flat	Flat	2 bed	AR	745	£ 250,000	£ 335.71	£ 213	£ 925	£ 168	£ 184,333	£ 222,586
0130009	492	492 Newport Road New Bradwell	12	MK13 0AA	Flat	Flat	2 bed	AR	745	£ 250,000	£ 335.71	£ 213	£ 925	£ 168	£ 184,333	£ 222,586
0189028	500A	500A Clipstone (Barratt/Dw)	P2B-126	LU7 9NX	House	SD	3 bed	AR	954	£ 335,000	£ 351.15	£ 300	£ 1,300	£ 208	£ 240,000	£ 298,022
0189042	500A	500A Clipstone (Barratt/Dw)	P2A-159	LU7 9NX	House	D	2 bed	AR	777	£ 290,000	£ 373.23	£ 219	£ 950	£ 168	£ 184,000	£ 257,989
0189043	500A	500A Clipstone (Barratt/Dw)	P2A-160	LU7 9NX	House	D	2 bed	AR	777	£ 290,000	£ 373.23	£ 219	£ 950	£ 168	£ 184,000	£ 257,989
0143030	500B	500B Clipstone Park	183	LU7 9NX	House	SD	2 bed	AR	808	£ 305,000	£ 377.48	£ 219	£ 950	£ 168	£ 187,000	£ 271,524
0143031	500B	500B Clipstone Park	184	LU7 9NX	House	D	2 bed	AR	808	£ 310,000	£ 383.66	£ 225	£ 975	£ 172	£ 187,000	£ 275,976
0143032	500B	500B Clipstone Park	185	LU7 9NX	House	D	2 bed	AR	808	£ 310,000	£ 383.66	£ 225	£ 975	£ 172	£ 187,000	£ 275,976
0143033	500B	500B Clipstone Park	186	LU7 9NX	House	SD	2 bed	AR	808	£ 305,000	£ 377.48	£ 219	£ 950	£ 168	£ 187,000	£ 271,524
0023001	502	502 Baker Oat Frensham	6	GU10 4TJ	House	SD	3 bed	AR	1002	£ 450,000	£ 449.28	£ 323	£ 1,400	£ 253	£ 305,500	£ 305,500
0023002	502	502 Baker Oat Frensham	7	GU10 4TJ	House	SD	3 bed	AR	1002	£ 450,000	£ 449.28	£ 323	£ 1,400	£ 257	£ 305,500	£ 305,500
0023007	502	502 Baker Oat Frensham	12	GU10 4TJ	Flat	Flat	1 bed	AR	538	£ 240,000	£ 446.27	£ 207	£ 895	£ 150	£ 159,000	£ 159,000
0059016	545	545 Hawthorne Road Ramsey	38	PE26 1JP	Flat	Flat	2 bed	AR	527	£ 182,500	£ 346.14	£ 144	£ 625	£ 112	£ 145,500	£ 162,262
0059018	545	545 Hawthorne Road Ramsey	40	PE26 1JP	Flat	Flat	1 bed	AR	504	£ 140,000	£ 278.02	£ 133	£ 575	£ 103	£ 106,000	£ 124,475
0059022	545	545 Hawthorne Road Ramsey	44	PE26 1JP	Flat	Flat	2 bed	AR	527	£ 182,500	£ 346.14	£ 144	£ 625	£ 112	£ 145,500	£ 162,262
0144001	553	553 Boyton Place (Phase 1) H	15	CB9 7UD	Flat	Flat	1 bed	AR	505	£ 190,000	£ 376.37	£ 162	£ 700	£ 122	£ 117,167	£ 169,097
0144002	553	553 Boyton Place (Phase 1) H	16	CB9 7UD	Flat	Flat	2 bed	AR	592	£ 225,000	£ 380.21	£ 185	£ 800	£ 136	£ 136,500	£ 200,246
0144003	553	553 Boyton Place (Phase 1) H	17	CB9 7UD	Flat	Flat	2 bed	AR	592	£ 225,000	£ 380.21	£ 185	£ 800	£ 136	£ 136,500	£ 200,246
0144004	553	553 Boyton Place (Phase 1) H	18	CB9 7UD	Flat	Flat	1 bed	AR	505	£ 190,000	£ 376.37	£ 162	£ 700	£ 122	£ 117,167	£ 169,097
0144005	553	553 Boyton Place (Phase 1) H	19	CB9 7UD	Flat	Flat	1 bed	AR	505	£ 190,000	£ 376.37	£ 162	£ 700	£ 122	£ 117,167	£ 169,097
0144006	553	553 Boyton Place (Phase 1) H	20	CB9 7UD	Flat	Flat	2 bed	AR	592	£ 225,000	£ 380.21	£ 185	£ 800	£ 136	£ 136,500	£ 200,246
0144007	553	553 Boyton Place (Phase 1) H	21	CB9 7UD	Flat	Flat	2 bed	AR	592	£ 225,000	£ 380.21	£ 185	£ 800	£ 136	£ 136,500	£ 200,246
0144008	553	553 Boyton Place (Phase 1) H	22	CB9 7UD	Flat	Flat	1 bed	AR	505	£ 190,000	£ 376.37	£ 162	£ 700	£ 122	£ 117,167	£ 169,097
0144009	553	553 Boyton Place (Phase 1) H	23	CB9 7UD	Flat	Flat	1 bed	AR	505	£ 190,000	£ 376.37	£ 162	£ 700	£ 120	£ 117,167	£ 169,097
0144010	553	553 Boyton Place (Phase 1) H	24	CB9 7UD	Flat	Flat	2 bed	AR	592	£ 225,000	£ 380.21	£ 185	£ 800	£ 136	£ 136,500	£ 200,246
0144011	553	553 Boyton Place (Phase 1) H	25	CB9 7UD	Flat	Flat	2 bed	AR	592	£ 225,000	£ 380.21	£ 185	£ 800	£ 136	£ 136,500	£ 200,246
0144012	553	553 Boyton Place (Phase 1) H	26	CB9 7UD	Flat	Flat	1 bed	AR	505	£ 190,000	£ 376.37	£ 162	£ 700	£ 122	£ 117,167	£ 169,097
0144022	553	553 Boyton Place (Phase 1) H	63	CB9 7UD	House	EOT	3 bed	AR	932	£ 290,000	£ 311.27	£ 208	£ 900	£ 178	£ 194,500	£ 258,095
0144023	553	553 Boyton Place (Phase 1) H	64	CB9 7UD	House	MT	3 bed	AR	978	£ 285,000	£ 291.52	£ 213	£ 925	£ 178	£ 194,500	£ 253,645
0144024	553	553 Boyton Place (Phase 1) H	65	CB9 7UD	House	MT	3 bed	AR	978	£ 285,000	£ 291.52	£ 213	£ 925	£ 178	£ 194,500	£ 253,645
0144025	553	553 Boyton Place (Phase 1) H	66	CB9 7UD	House	EOT	3 bed	AR	932	£ 290,000	£ 311.27	£ 208	£ 900	£ 178	£ 194,500	£ 258,095
0144026	553	553 Boyton Place (Phase 1) H	67	CB9 7UD	House	SD	2 bed	AR	548	£ 247,500	£ 451.81	£ 190	£ 825	£ 145	£ 148,000	£ 220,271
0144027	553	553 Boyton Place (Phase 1) H	68	CB9 7UD	House	SD	2 bed	AR	548	£ 247,500	£ 451.81	£ 190	£ 825	£ 145	£ 148,000	£ 220,271
0144028	553	553 Boyton Place (Phase 1) H	69	CB9 7UD	House	SD	2 bed	AR	548	£ 247,500	£ 451.81	£ 190	£ 825	£ 145	£ 148,000	£ 220,271
0144029	553	553 Boyton Place (Phase 1) H	70	CB9 7UD	House	SD	2 bed	AR	548	£ 247,500	£ 451.81	£ 190	£ 825	£ 145	£ 148,000	£ 220,271
0144030	553	553 Boyton Place (Phase 1) H	71	CB9 7UD	House	EOT	2 bed	AR	548	£ 242,500	£ 442.68	£ 190	£ 825	£ 145	£ 148,000	£ 215,821
0144031	553	553 Boyton Place (Phase 1) H	72	CB9 7UD	House	MT	2 bed	AR	548	£ 237,500	£ 433.55	£ 190	£ 825	£ 141	£ 148,000	£ 211,371
0144032	553	553 Boyton Place (Phase 1) H	73	CB9 7UD	House	MT	2 bed	AR	548	£ 237,500	£ 433.55	£ 190	£ 825	£ 141	£ 148,000	£ 211,371
0144033	553	553 Boyton Place (Phase 1) H	74	CB9 7UD	House	EOT	2 bed	AR	548	£ 242,500	£ 442.68	£ 190	£ 825	£ 145	£ 148,000	£ 215,821
0101012	573	573 Crewe Road Alsager	42	ST7 2JL	House	EOT	2 bed	AR	631	£ 150,000	£ 237.81	£ 138	£ 600	£ 116	£ 108,250	£ 129,958
0101013	573	573 Crewe Road Alsager	43	ST7 2JL	House	MT	2 bed	AR	631	£ 145,000	£ 229.88	£ 138	£ 600	£ 116	£ 108,250	£ 125,626
0101014	573	573 Crewe Road Alsager	44	ST7 2JL	House	EOT	2 bed	AR	631	£ 150,000	£ 237.81	£ 138	£ 600	£ 116	£ 108,250	£ 129,958
0101015	573	573 Crewe Road Alsager	46	ST7 2JL	House	EOT	2 bed	AR	631	£ 150,000	£ 237.81	£ 138	£ 600	£ 114	£ 108,250	£ 129,958
0101016	573	573 Crewe Road Alsager	47	ST7 2JL	House	MT	2 bed	AR	631	£ 145,000	£ 229.88	£ 138	£ 600	£ 114	£ 108,250	£ 125,626
0101017	573	573 Crewe Road Alsager	48	ST7 2JL	House	EOT	2 bed	AR	631	£ 150,000	£ 237.81	£ 138	£ 600	£ 114	£ 108,250	£ 129,958
0101026	573	573 Crewe Road Alsager	65	ST7 2JL	House	EOT	2 bed	AR	631	£ 150,000	£ 237.81	£ 138	£ 600	£ 116	£ 108,250	£ 129,958
0101027	573	573 Crewe Road Alsager	64	ST7 2JL	House	EOT	2 bed	AR	631	£ 150,000	£ 237.81	£ 138	£ 600	£ 116	£ 108,250	£ 129,958
0106005	579	579 The Signals Watton	54	IP25 6XS	Flat	Flat	2 bed	AR	688	£ 150,000	£ 218.02	£ 150	£ 650	£ 117	£ 110,500	£ 133,500
0106008	579	579 The Signals Watton	57	IP25 6XS	Flat	Flat	2 bed	AR	688	£ 150,000	£ 218.02	£ 150	£ 650	£ 117	£ 110,500	£ 133,500
0169001	582B	582B Phase F Longford Banbur	88	OX15 4FX	Flat	Flat	1 bed	AR	495	£ 195,000	£ 393.97	£ 167	£ 725	£ 136	£ 139,167	£ 173,524
0169002	582B	582B Phase F Longford Banbur	89	OX15 4FX	Flat	Flat	1 bed	AR	495	£ 195,000	£ 393.97	£ 167	£ 725	£ 136	£ 139,167	£ 173,524
0169003	582B	582B Phase F Longford Banbur	90	OX15 4FX	Flat	Flat	1 bed	AR	495	£ 195,000	£ 393.97	£ 167	£ 725	£ 136	£ 139,167	£ 173,524
0169004	582B	582B Phase F Longford Banbur	91	OX15 4FX	Flat	Flat	1 bed	AR	495	£ 195,000	£ 393.97	£ 167	£ 725	£ 136	£ 139,167	£ 173,524
0169005	582B	582B Phase F Longford Banbur	92	OX15 4FX	Flat	Flat	1 bed	AR	495	£ 195,000	£ 393.97	£ 167	£ 725	£ 136	£ 139,167	£ 173,524
0169006	582B	582B Phase F Longford Banbur	93	OX15 4FX	Flat	Flat	1 bed	AR	495	£ 195,000	£ 393.97	£ 167	£ 725	£ 136	£ 139,167	£ 173,524
0169014	582B	582B Phase F Longford Banbur	104	OX15 4FX	House	MT	2 bed	AR	850	£ 310,000	£ 364.69	£ 202	£ 875	£ 157	£ 169,000	£ 275,858
0123001	588	588 Houghton Regis	3013	LU5 6JH	House	SD	4 bed	AR	1086	£ 420,000	£ 386.89	£ 346	£ 1,500	£ 244	£ 275,300	£ 373,820
0123002	588	588 Houghton Regis	3014	LU5 6JH	House	SD	4 bed	AR	1086	£ 420,000	£ 386.89	£ 346	£ 1,500	£ 244	£ 275,300	£ 373,820
0123013	588	588 Houghton Regis	3130	LU5 6JH	Flat	Flat	2 bed	AR	870	£ 222,500	£ 255.85	£ 196	£ 850	£ 169	£ 172,000	£ 198,036
0123014	588	588 Houghton Regis	3131	LU5 6JH	House	EOT	3 bed	AR	942	£ 327,500	£ 347.80	£ 300	£ 1,300	£ 206	£ 230,667	£ 291,491
0123015	588	588 Houghton Regis	3132	LU5 6JH	House	MT	4 bed	AR	1086	£ 412,500	£ 379.98	£ 346	£ 1,500	£ 244	£ 275,300	£ 367,145
0123016	588	588 Houghton Regis	3133	LU5 6JH	House	MT	4 bed	AR	1086	£ 412,500	£ 379.98	£ 346	£ 1,500	£ 244	£ 275,300	£ 367,145
0123017	588	588 Houghton Regis	3134	LU5 6JH	House	EOT	2 bed	AR	788	£ 300,000	£ 380.86	£ 208	£ 900	£ 169	£ 180,750	£ 267,015
0123018	588	588 Houghton Regis	4019	LU5 6JH	House	SD	2 bed	AR	788	£ 300,000	£ 380.86	£ 208	£ 900	£ 169	£ 180,750	£ 267,015
0123019	588	588 Houghton Regis	4020	LU5 6JH	House	SD	2 bed	AR	788	£ 300,000	£ 380.86	£ 208	£ 900	£ 169	£ 180,750	£ 267,015
0123020	588	588 Houghton Regis	4021	LU5 6JH	House	EOT	3 bed	AR	942	£ 327,500	£ 347.80	£ 300	£ 1,300	£ 206	£ 230,667	£ 291,491
0123021	588	588 Houghton Regis	4022	LU5 6JH	House	MT	3 bed	AR	942	£ 325,000	£ 345.15	£ 300	£ 1,300	£ 203	£ 230,667	£ 289,266
0123022	588	588 Houghton Regis	4023	LU5 6JH	House	EOT	3 bed	AR	942	£ 327,500	£ 347.80	£ 300	£ 1,300	£ 206	£ 230,667	£ 291,491
0123023	588	588 Houghton Regis	4024	LU5 6JH	House	SD	4 bed	AR	1086	£ 420,000	£ 386.89	£ 346	£ 1,500	£ 240	£ 275,300	£ 373,820
0123024	588	588 Houghton Regis	4025	LU5 6JH	House	SD	4 bed	AR	1086	£ 420,000	£ 386.89	£ 346	£ 1,500	£ 240	£ 275,300	£ 373,820
0123025	588	588 Houghton Regis	4026	LU5 6JH	House	EOT	2 bed	AR	788	£ 300,000	£ 380.86	£ 208	£ 900	£ 166	£ 180,750	£ 267,015
0123026	588	588 Houghton Regis	4027	LU5 6JH	House	MT	3 bed	AR	942	£ 325,000	£ 345.15	£ 300	£ 1,300	£ 203	£ 230,667	£ 289,266

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0123027	588	588 Houghton Regis	4028	LU5 6JH	House	EOT	3 bed	AR	942	£ 327,500	£ 347.80	£ 300	£ 1,300	£ 203	£ 230,667	£ 291,491
0123028	588	588 Houghton Regis	4029	LU5 6JH	House	SD	4 bed	AR	1086	£ 420,000	£ 386.89	£ 346	£ 1,500	£ 240	£ 275,300	£ 373,820
0123029	588	588 Houghton Regis	4030	LU5 6JH	House	SD	4 bed	AR	1086	£ 420,000	£ 386.89	£ 346	£ 1,500	£ 240	£ 275,300	£ 373,820
0123030	588	588 Houghton Regis	4073	LU5 6JH	Flat	Flat	1 bed	AR	544	£ 170,000	£ 312.62	£ 162	£ 700	£ 131	£ 128,667	£ 151,308
0123031	588	588 Houghton Regis	4074	LU5 6JH	Flat	Flat	2 bed	AR	679	£ 217,500	£ 320.45	£ 185	£ 800	£ 159	£ 172,000	£ 193,586
0123032	588	588 Houghton Regis	4075	LU5 6JH	Flat	Flat	1 bed	AR	544	£ 170,000	£ 312.62	£ 162	£ 700	£ 129	£ 128,667	£ 151,308
0123033	588	588 Houghton Regis	4076	LU5 6JH	Flat	Flat	2 bed	AR	679	£ 217,500	£ 320.45	£ 185	£ 800	£ 159	£ 172,000	£ 193,586
0123034	588	588 Houghton Regis	4077	LU5 6JH	Flat	Flat	1 bed	AR	544	£ 170,000	£ 312.62	£ 162	£ 700	£ 129	£ 128,667	£ 151,308
0123035	588	588 Houghton Regis	4078	LU5 6JH	Flat	Flat	2 bed	AR	679	£ 217,500	£ 320.45	£ 185	£ 800	£ 159	£ 172,000	£ 193,586
0123036	588	588 Houghton Regis	4079	LU5 6JH	House	EOT	4 bed	AR	1086	£ 415,000	£ 382.29	£ 346	£ 1,500	£ 244	£ 275,300	£ 369,370
0123037	588	588 Houghton Regis	4080	LU5 6JH	House	MT	4 bed	AR	1086	£ 412,500	£ 379.98	£ 346	£ 1,500	£ 244	£ 275,300	£ 367,145
0150009	595	595 Rookery Farm	38	RH16 4RW	Flat	Flat	1 bed	AR	538	£ 210,000	£ 390.33	£ 208	£ 900	£ 152	£ 162,333	£ 180,532
0150010	595	595 Rookery Farm	39	RH16 4RW	Flat	Flat	1 bed	AR	484	£ 200,000	£ 413.05	£ 196	£ 850	£ 152	£ 162,333	£ 171,935
0150011	595	595 Rookery Farm	40	RH16 4RW	Flat	Flat	2 bed	AR	613	£ 280,000	£ 456.53	£ 242	£ 1,050	£ 194	£ 218,625	£ 240,709
0150012	595	595 Rookery Farm	41	RH16 4RW	Flat	Flat	1 bed	AR	538	£ 210,000	£ 390.33	£ 208	£ 900	£ 152	£ 162,333	£ 180,532
0150013	595	595 Rookery Farm	42	RH16 4RW	Flat	Flat	1 bed	AR	484	£ 200,000	£ 413.05	£ 196	£ 850	£ 152	£ 162,333	£ 171,935
0150014	595	595 Rookery Farm	43	RH16 4RW	Flat	Flat	2 bed	AR	613	£ 280,000	£ 456.53	£ 242	£ 1,050	£ 194	£ 218,625	£ 240,709
0150015	595	595 Rookery Farm	44	RH16 4RW	Flat	Flat	1 bed	AR	538	£ 210,000	£ 390.33	£ 208	£ 900	£ 152	£ 162,333	£ 180,532
0150016	595	595 Rookery Farm	45	RH16 4RW	Flat	Flat	1 bed	AR	484	£ 200,000	£ 413.05	£ 196	£ 850	£ 152	£ 162,333	£ 171,935
0150017	595	595 Rookery Farm	46	RH16 4RW	Flat	Flat	2 bed	AR	613	£ 280,000	£ 456.53	£ 242	£ 1,050	£ 194	£ 218,625	£ 240,709
0150018	595	595 Rookery Farm	47	RH16 4RW	Flat	D	2 bed	AR	732	£ 380,000	£ 519.35	£ 225	£ 975	£ 180	£ 218,625	£ 326,677
0150020	595	595 Rookery Farm	73	RH16 4RW	House	SD	2 bed	AR	839	£ 370,000	£ 440.85	£ 288	£ 1,250	£ 219	£ 244,000	£ 318,080
0150021	595	595 Rookery Farm	74	RH16 4RW	House	SD	2 bed	AR	839	£ 370,000	£ 440.85	£ 288	£ 1,250	£ 219	£ 244,000	£ 318,080
0150057	595	595 Rookery Farm	237	RH16 4RW	House	EOT	2 bed	AR	839	£ 365,000	£ 434.90	£ 288	£ 1,250	£ 203	£ 244,000	£ 313,782
0150060	595	595 Rookery Farm	240	RH16 4RW	House	EOT	2 bed	AR	839	£ 365,000	£ 434.90	£ 288	£ 1,250	£ 219	£ 244,000	£ 313,782
0150061	595	595 Rookery Farm	241	RH16 4RW	House	MT	2 bed	AR	839	£ 360,000	£ 428.94	£ 288	£ 1,250	£ 203	£ 244,000	£ 309,483
0150062	595	595 Rookery Farm	242	RH16 4RW	House	EOT	2 bed	AR	839	£ 365,000	£ 434.90	£ 288	£ 1,250	£ 219	£ 244,000	£ 313,782
0150063	595	595 Rookery Farm	254	RH16 4RW	Flat	Flat	1 bed	AR	538	£ 210,000	£ 390.33	£ 208	£ 900	£ 152	£ 162,333	£ 180,532
0150064	595	595 Rookery Farm	255	RH16 4RW	Flat	Flat	1 bed	AR	484	£ 200,000	£ 413.05	£ 196	£ 850	£ 152	£ 162,333	£ 171,935
0150065	595	595 Rookery Farm	256	RH16 4RW	Flat	Flat	2 bed	AR	613	£ 280,000	£ 456.53	£ 242	£ 1,050	£ 194	£ 218,625	£ 240,709
0150066	595	595 Rookery Farm	257	RH16 4RW	Flat	Flat	1 bed	AR	538	£ 210,000	£ 390.33	£ 208	£ 900	£ 152	£ 162,333	£ 180,532
0150067	595	595 Rookery Farm	258	RH16 4RW	Flat	Flat	1 bed	AR	484	£ 200,000	£ 413.05	£ 196	£ 850	£ 152	£ 162,333	£ 171,935
0150068	595	595 Rookery Farm	259	RH16 4RW	Flat	Flat	2 bed	AR	613	£ 280,000	£ 456.53	£ 242	£ 1,050	£ 194	£ 218,625	£ 240,709
0150069	595	595 Rookery Farm	260	RH16 4RW	Flat	Flat	1 bed	AR	538	£ 210,000	£ 390.33	£ 208	£ 900	£ 152	£ 162,333	£ 180,532
0150070	595	595 Rookery Farm	261	RH16 4RW	Flat	Flat	1 bed	AR	484	£ 200,000	£ 413.05	£ 196	£ 850	£ 152	£ 162,333	£ 171,935
0150071	595	595 Rookery Farm	262	RH16 4RW	Flat	Flat	2 bed	AR	613	£ 280,000	£ 456.53	£ 242	£ 1,050	£ 194	£ 218,625	£ 240,709
0150072	595	595 Rookery Farm	263	RH16 4RW	Flat	Flat	2 bed	AR	732	£ 285,000	£ 389.51	£ 260	£ 1,125	£ 198	£ 218,625	£ 245,008
0150058	595	595 Rookery Farm	238	RH16 4RW	House	MT	2 bed	AR	839	£ 360,000	£ 428.94	£ 288	£ 1,250	£ 203	£ 244,000	£ 309,483
0150059	595	595 Rookery Farm	239	RH16 4RW	House	EOT	2 bed	AR	839	£ 365,000	£ 434.90	£ 288	£ 1,250	£ 203	£ 244,000	£ 313,782
0145026	611	611 Frenze Hall Lane	60	IP22 4ZD	House	EOT	2 bed	AR	764	£ 210,000	£ 274.87	£ 179	£ 775	£ 131	£ 130,000	£ 187,000
634EG00007	634EG	Stonehouse Stroud (H21)	108	GL10 3RL	House	EOT	3 bed	AR	884	£ 270,000	£ 305.53	£ 231	£ 1,000	£ 162	£ 184,500	£ 230,377
634EG00008	634EG	Stonehouse Stroud (H21)	109	GL10 3RL	House	MT	2 bed	AR	741	£ 220,000	£ 297.01	£ 190	£ 825	£ 138	£ 140,000	£ 187,714
634EG00009	634EG	Stonehouse Stroud (H21)	110	GL10 3RL	House	MT	2 bed	AR	741	£ 220,000	£ 297.01	£ 190	£ 825	£ 138	£ 140,000	£ 187,714
634EG00010	634EG	Stonehouse Stroud (H21)	111	GL10 3RL	House	EOT	3 bed	AR	884	£ 270,000	£ 305.53	£ 231	£ 1,000	£ 162	£ 184,500	£ 230,377
634EG00015	634EG	Stonehouse Stroud (H21)	121	GL10 3RL	House	SD	3 bed	AR	925	£ 280,000	£ 302.83	£ 242	£ 1,050	£ 166	£ 184,500	£ 238,909
634EG00016	634EG	Stonehouse Stroud (H21)	122	GL10 3RL	House	SD	3 bed	AR	925	£ 280,000	£ 302.83	£ 242	£ 1,050	£ 194	£ 184,500	£ 238,909
0138015	635	635 Beaumont School St Albans	61	AL4 0XG	Flat	Flat	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 230	£ 262,063	£ 329,320
0138016	635	635 Beaumont School St Albans	62	AL4 0XG	Flat	Flat	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 230	£ 262,063	£ 329,320
0138017	635	635 Beaumont School St Albans	63	AL4 0XG	Flat	Flat	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 230	£ 262,063	£ 329,320
0138018	635	635 Beaumont School St Albans	64	AL4 0XG	Flat	Flat	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 230	£ 262,063	£ 329,320
0138019	635	635 Beaumont School St Albans	65	AL4 0XG	Flat	Flat	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 230	£ 262,063	£ 329,320
0138020	635	635 Beaumont School St Albans	66	AL4 0XG	Flat	Flat	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 230	£ 262,063	£ 329,320
0138021	635	635 Beaumont School St Albans	67	AL4 0XG	Flat	Flat	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 230	£ 262,063	£ 329,320
0138022	635	635 Beaumont School St Albans	68	AL4 0XG	Flat	Flat	2 bed	AR	650	£ 355,000	£ 546.15	£ 300	£ 1,300	£ 222	£ 262,063	£ 315,969
0138023	635	635 Beaumont School St Albans	69	AL4 0XG	Flat	Flat	2 bed	AR	650	£ 355,000	£ 546.15	£ 300	£ 1,300	£ 222	£ 262,063	£ 315,969
0138024	635	635 Beaumont School St Albans	70	AL4 0XG	Flat	Flat	2 bed	AR	650	£ 355,000	£ 546.15	£ 300	£ 1,300	£ 222	£ 262,063	£ 315,969
0217032	666	Warwick Road| Kibworth	97	LE8 0JF	House	EOT	2 bed	AR	750	£ 215,000	£ 286.78	£ 173	£ 750	£ 132	£ 131,500	£ 131,500
0217033	666	Warwick Road| Kibworth	98	LE8 0JF	House	MT	2 bed	AR	750	£ 212,500	£ 283.45	£ 173	£ 750	£ 132	£ 131,500	£ 131,500
0217034	666	Warwick Road| Kibworth	99	LE8 0JF	Flat	Maisonette	1 bed	AR	535	£ 168,000	£ 314.14	£ 121	£ 525	£ 105	£ 95,000	£ 95,000
0217035	666	Warwick Road| Kibworth	100	LE8 0JF	Flat	Maisonette	1 bed	AR	573	£ 172,500	£ 301.17	£ 127	£ 550	£ 105	£ 95,000	£ 95,000
0049034	670	670 Chellaston Phase 2	366	DE73 6WS	House	MT	3 bed	SR	830	£ 195,000	£ 235.03	£ 185	£ 800	£ 108	£ 134,929	£ 134,929
0049035	670	670 Chellaston Phase 2	367	DE73 6WS	House	EOT	3 bed	SR	830	£ 200,000	£ 241.06	£ 185	£ 800	£ 107	£ 134,929	£ 134,929
0049036	670	670 Chellaston Phase 2	373	DE73 6WS	House	SD	3 bed	AR	830	£ 210,000	£ 253.11	£ 185	£ 800	£ 137	£ 142,000	£ 142,000
0049037	670	670 Chellaston Phase 2	374	DE73 6WS	House	SD	3 bed	AR	830	£ 210,000	£ 253.11	£ 185	£ 800	£ 137	£ 142,000	£ 142,000
0049038	670	670 Chellaston Phase 2	375	DE73 6WS	House	SD	3 bed	AR	830	£ 210,000	£ 253.11	£ 185	£ 800	£ 137	£ 142,000	£ 142,000
0049039	670	670 Chellaston Phase 2	376	DE73 6WS	House	SD	3 bed	AR	830	£ 210,000	£ 253.11	£ 185	£ 800	£ 148	£ 142,000	£ 142,000
0049040	670	670 Chellaston Phase 2	387	DE73 6WS	House	EOT	3 bed	SR	830	£ 200,000	£ 241.06	£ 185	£ 800	£ 109	£ 134,929	£ 134,929
0049041	670	670 Chellaston Phase 2	388	DE73 6WS	House	MT	3 bed	SR	830	£ 195,000	£ 235.03	£ 185	£ 800	£ 108	£ 134,929	£ 134,929
0049042	670	670 Chellaston Phase 2	389	DE73 6WS	House	EOT	3 bed	SR	830	£ 200,000	£ 241.06	£ 185	£ 800	£ 109	£ 134,929	£ 134,929
0049046	670	670 Chellaston Phase 2	390	DE73 6WS	House	EOT	3 bed	SR	830	£ 200,000	£ 241.06	£ 185	£ 800	£ 109	£ 134,929	£ 134,929
0049047	670	670 Chellaston Phase 2	391	DE73 6WS	House	MT	3 bed	SR	830	£ 195,000	£ 235.03	£ 185	£ 800	£ 108	£ 134,929	£ 134,929
0049048	670	670 Chellaston Phase 2	392	DE73 6WS	House	EOT	3 bed	SR	830	£ 200,000	£ 241.06	£ 185	£ 800	£ 109	£ 134,929	£ 134,929
0049052	670	670 Chellaston Phase 2	363	DE73 6WS	House	EOT	3 bed	SR	830	£ 200,000	£ 241.06	£ 185	£ 800	£ 109	£ 134,929	£ 134,929
0049053	670	670 Chellaston Phase 2	364	DE73 6WS	House	MT	3 bed	SR	830	£ 195,000	£ 235.03	£ 185	£ 800	£ 108	£ 134,929	£ 134,929
0049054	670	670 Chellaston Phase 2	365	DE73 6WS	House	MT	3 bed	SR	830	£ 195,000	£ 235.03	£ 185	£ 800	£ 108	£ 134,929	£ 134,929

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0049049	670	670 Chellaston Phase 2	393	DE73 6WS	House	EOT	3 bed	SR	830	£ 200,000	£ 241.06	£ 185	£ 800	£ 109	£ 134,929	£ 134,929
0049050	670	670 Chellaston Phase 2	394	DE73 6WS	House	MT	3 bed	SR	830	£ 195,000	£ 235.03	£ 185	£ 800	£ 108	£ 134,929	£ 134,929
0049051	670	670 Chellaston Phase 2	395	DE73 6WS	House	EOT	3 bed	SR	830	£ 200,000	£ 241.06	£ 185	£ 800	£ 109	£ 134,929	£ 134,929
0049055	670	670 Chellaston Phase 2	396	DE73 6WS	House	EOT	2 bed	SR	700	£ 165,000	£ 235.81	£ 162	£ 700	£ 99	£ 106,000	£ 106,000
0049056	670	670 Chellaston Phase 2	397	DE73 6WS	House	MT	2 bed	SR	700	£ 162,500	£ 232.23	£ 162	£ 700	£ 99	£ 106,000	£ 106,000
0049057	670	670 Chellaston Phase 2	398	DE73 6WS	House	EOT	2 bed	SR	700	£ 165,000	£ 235.81	£ 162	£ 700	£ 99	£ 106,000	£ 106,000
000067700001	677	Hesketh Bank Preston	94	PR4 6SS	House	EOT	3 bed	AR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 148	£ 158,500	£ 151,308
000067700002	677	Hesketh Bank Preston	95	PR4 6SS	House	MT	3 bed	AR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 148	£ 158,500	£ 146,858
000067700003	677	Hesketh Bank Preston	96	PR4 6SS	House	MT	3 bed	AR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 132	£ 158,500	£ 146,858
000067700004	677	Hesketh Bank Preston	97	PR4 6SS	House	EOT	3 bed	AR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 148	£ 158,500	£ 151,308
000067700005	677	Hesketh Bank Preston	98	PR4 6SS	House	EOT	2 bed	AR	548	£ 142,500	£ 260.14	£ 144	£ 625	£ 115	£ 109,091	£ 126,832
000067700006	677	Hesketh Bank Preston	99	PR4 6SS	House	MT	2 bed	AR	548	£ 140,000	£ 255.58	£ 144	£ 625	£ 115	£ 109,091	£ 124,607
000067700007	677	Hesketh Bank Preston	100	PR4 6SS	House	EOT	2 bed	AR	548	£ 142,500	£ 260.14	£ 144	£ 625	£ 115	£ 109,091	£ 126,832
000067700008	677	Hesketh Bank Preston	101	PR4 6SS	House	D	3 bed	AR	1184	£ 295,000	£ 249.25	£ 260	£ 1,125	£ 132	£ 158,500	£ 262,565
000067700009	677	Hesketh Bank Preston	108	PR4 6SS	House	SD	3 bed	AR	1184	£ 280,000	£ 236.58	£ 254	£ 1,100	£ 203	£ 158,500	£ 249,214
000067700010	677	Hesketh Bank Preston	109	PR4 6SS	House	EOT	2 bed	AR	548	£ 142,500	£ 260.14	£ 144	£ 625	£ 115	£ 109,091	£ 126,832
000067700011	677	Hesketh Bank Preston	110	PR4 6SS	House	MT	2 bed	AR	548	£ 140,000	£ 255.58	£ 144	£ 625	£ 115	£ 109,091	£ 124,607
000067700012	677	Hesketh Bank Preston	111	PR4 6SS	House	EOT	2 bed	AR	548	£ 142,500	£ 260.14	£ 144	£ 625	£ 115	£ 109,091	£ 126,832
000067700013	677	Hesketh Bank Preston	112	PR4 6SS	Flat	Flat	2 bed	AR	615	£ 145,000	£ 235.87	£ 133	£ 575	£ 106	£ 100,267	£ 129,057
000067700014	677	Hesketh Bank Preston	113	PR4 6SS	Flat	Flat	2 bed	AR	615	£ 145,000	£ 235.87	£ 133	£ 575	£ 106	£ 100,267	£ 129,057
000067700015	677	Hesketh Bank Preston	114	PR4 6SS	Flat	Flat	2 bed	AR	615	£ 145,000	£ 235.87	£ 133	£ 575	£ 106	£ 100,267	£ 129,057
000067700016	677	Hesketh Bank Preston	115	PR4 6SS	Flat	Flat	2 bed	AR	615	£ 145,000	£ 235.87	£ 133	£ 575	£ 106	£ 100,267	£ 129,057
000067700017	677	Hesketh Bank Preston	116	PR4 6SS	Flat	Flat	2 bed	AR	615	£ 145,000	£ 235.87	£ 133	£ 575	£ 106	£ 100,267	£ 129,057
000067700018	677	Hesketh Bank Preston	117	PR4 6SS	Flat	Flat	2 bed	AR	615	£ 145,000	£ 235.87	£ 133	£ 575	£ 106	£ 100,267	£ 129,057
000067700019	677	Hesketh Bank Preston	118	PR4 6SS	House	SD	2 bed	AR	548	£ 145,000	£ 264.70	£ 150	£ 650	£ 120	£ 109,091	£ 129,057
000067700020	677	Hesketh Bank Preston	119	PR4 6SS	House	SD	2 bed	AR	548	£ 145,000	£ 264.70	£ 150	£ 650	£ 115	£ 109,091	£ 129,057
000067700021	677	Hesketh Bank Preston	120	PR4 6SS	House	EOT	2 bed	AR	548	£ 142,500	£ 260.14	£ 144	£ 625	£ 115	£ 109,091	£ 126,832
000067700022	677	Hesketh Bank Preston	121	PR4 6SS	House	MT	2 bed	AR	548	£ 140,000	£ 255.58	£ 144	£ 625	£ 115	£ 109,091	£ 124,607
000067700023	677	Hesketh Bank Preston	122	PR4 6SS	House	EOT	2 bed	AR	548	£ 142,500	£ 260.14	£ 144	£ 625	£ 115	£ 109,091	£ 126,832
000067700024	677	Hesketh Bank Preston	123	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
000067700025	677	Hesketh Bank Preston	124	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
000067700026	677	Hesketh Bank Preston	125	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
000067700027	677	Hesketh Bank Preston	126	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
000067700028	677	Hesketh Bank Preston	127	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
000067700029	677	Hesketh Bank Preston	128	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
000067700030	677	Hesketh Bank Preston	129	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
000067700031	677	Hesketh Bank Preston	130	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
000067700032	677	Hesketh Bank Preston	131	PR4 6SS	Flat	Flat	2 bed	AR	691	£ 155,000	£ 224.40	£ 144	£ 625	£ 115	£ 100,267	£ 137,958
0110012	683	683 Millersfield Sproston Phas	199	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110013	683	683 Millersfield Sproston Phas	200	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110014	683	683 Millersfield Sproston Phas	201	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110015	683	683 Millersfield Sproston Phas	202	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110016	683	683 Millersfield Sproston Phas	203	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110017	683	683 Millersfield Sproston Phas	204	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110018	683	683 Millersfield Sproston Phas	205	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 96	£ 83,750	£ 129,051
0110019	683	683 Millersfield Sproston Phas	206	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110020	683	683 Millersfield Sproston Phas	207	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110021	683	683 Millersfield Sproston Phas	208	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 97	£ 83,750	£ 129,051
0110022	683	683 Millersfield Sproston Phas	209	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 96	£ 83,750	£ 129,051
0110023	683	683 Millersfield Sproston Phas	210	NR7 8AB	Flat	Flat	1 bed	AR	548	£ 145,000	£ 264.70	£ 144	£ 625	£ 96	£ 83,750	£ 129,051
0110024	683	683 Millersfield Sproston Phas	211	NR7 8AB	House	EOT	3 bed	AR	951	£ 310,000	£ 326.09	£ 225	£ 975	£ 166	£ 177,667	£ 275,902
0110025	683	683 Millersfield Sproston Phas	212	NR7 8AB	House	MT	3 bed	AR	951	£ 300,000	£ 315.57	£ 225	£ 975	£ 166	£ 177,667	£ 267,002
0110026	683	683 Millersfield Sproston Phas	213	NR7 8AB	House	EOT	3 bed	AR	951	£ 310,000	£ 326.09	£ 225	£ 975	£ 166	£ 177,667	£ 275,902
0110027	683	683 Millersfield Sproston Phas	235	NR7 8AB	House	D	4 bed	AR	1223	£ 350,000	£ 286.09	£ 300	£ 1,300	£ 200	£ 224,000	£ 311,502
0110031	683	683 Millersfield Sproston Phas	247	NR7 8AB	House	EOT	2 bed	AR	750	£ 225,000	£ 300.11	£ 190	£ 825	£ 140	£ 141,667	£ 200,252
0110032	683	683 Millersfield Sproston Phas	248	NR7 8AB	House	MT	2 bed	AR	750	£ 217,500	£ 290.11	£ 190	£ 825	£ 140	£ 141,667	£ 193,576
0110033	683	683 Millersfield Sproston Phas	249	NR7 8AB	House	EOT	2 bed	AR	750	£ 225,000	£ 300.11	£ 190	£ 825	£ 138	£ 141,667	£ 200,252
0061025	685	685 Ram Gorse Harlow	83	CM20 2HP	Flat	Flat	2 bed	AR	679	£ 290,000	£ 427.26	£ 254	£ 1,100	£ 175	£ 190,833	£ 258,117
0061026	685	685 Ram Gorse Harlow	84	CM20 2HP	Flat	Flat	2 bed	AR	679	£ 290,000	£ 427.26	£ 254	£ 1,100	£ 175	£ 190,833	£ 258,117
0061027	685	685 Ram Gorse Harlow	85	CM20 2HP	Flat	Flat	2 bed	AR	679	£ 290,000	£ 427.26	£ 254	£ 1,100	£ 175	£ 190,833	£ 258,117
0061028	685	685 Ram Gorse Harlow	86	CM20 2HP	Flat	Flat	2 bed	AR	679	£ 290,000	£ 427.26	£ 254	£ 1,100	£ 175	£ 190,833	£ 258,117
0061029	685	685 Ram Gorse Harlow	87	CM20 2HP	Flat	Flat	2 bed	AR	679	£ 290,000	£ 427.26	£ 254	£ 1,100	£ 175	£ 190,833	£ 258,117
0061030	685	685 Ram Gorse Harlow	88	CM20 2HP	Flat	Flat	2 bed	AR	679	£ 290,000	£ 427.26	£ 254	£ 1,100	£ 175	£ 190,833	£ 258,117
0061036	685	685 Ram Gorse Harlow	107	CM20 2HP	House	SD	3 bed	AR	905	£ 385,000	£ 425.25	£ 312	£ 1,350	£ 253	£ 294,833	£ 342,672
0061037	685	685 Ram Gorse Harlow	108	CM20 2HP	House	SD	3 bed	AR	905	£ 385,000	£ 425.25	£ 312	£ 1,350	£ 253	£ 294,833	£ 342,672
0061038	685	685 Ram Gorse Harlow	109	CM20 2HP	House	EOT	3 bed	AR	905	£ 380,000	£ 419.73	£ 312	£ 1,350	£ 253	£ 294,833	£ 338,222
0061039	685	685 Ram Gorse Harlow	110	CM20 2HP	House	MT	3 bed	AR	905	£ 375,000	£ 414.21	£ 312	£ 1,350	£ 248	£ 294,833	£ 333,772
0061040	685	685 Ram Gorse Harlow	111	CM20 2HP	House	EOT	3 bed	AR	905	£ 380,000	£ 419.73	£ 312	£ 1,350	£ 253	£ 294,833	£ 338,222
0061014	685	685 Ram Gorse Harlow	57	CM20 2HP	House	SD	3 bed	AR	905	£ 385,000	£ 425.25	£ 312	£ 1,350	£ 249	£ 294,833	£ 342,672
0061015	685	685 Ram Gorse Harlow	58	CM20 2HP	House	SD	4 bed	AR	1040	£ 400,000	£ 384.55	£ 358	£ 1,550	£ 295	£ 354,667	£ 356,023
0061034	685	685 Ram Gorse Harlow	92	CM20 2HP	House	SD	4 bed	AR	1040	£ 400,000	£ 384.55	£ 358	£ 1,550	£ 295	£ 354,667	£ 356,023
0061035	685	685 Ram Gorse Harlow	93	CM20 2HP	House	SD	4 bed	AR	1040	£ 400,000	£ 384.55	£ 358	£ 1,550	£ 295	£ 354,667	£ 356,023
0021028	689	689 Celsea Place	72	OX10 9QW	House	EOT	2 bed	AR	855	£ 330,000	£ 386.12	£ 265	£ 1,150	£ 206	£ 237,333	£ 293,667
0021029	689	689 Celsea Place	73	OX10 9QW	House	MT	2 bed	AR	855	£ 330,000	£ 386.12	£ 265	£ 1,150	£ 206	£ 237,333	£ 293,667
0021030	689	689 Celsea Place	74	OX10 9QW	House	EOT	2 bed	AR	855	£ 330,000	£ 386.12	£ 265	£ 1,150	£ 206	£ 237,333	£ 293,667

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0111001	706	706 Little Walden Roadm Saffro	1	CB10 2DU	Flat	D	1 bed	AR	516	£ 245,000	£ 474.96	£ 156	£ 675	£ 154	£ 162,000	£ 218,000
0139001	711	711 Sandbach Cheshire Junction	30	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 92	£ 76,250	£ 116,250
0139002	711	711 Sandbach Cheshire Junction	31	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 92	£ 76,250	£ 116,250
0139003	711	711 Sandbach Cheshire Junction	32	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 92	£ 76,250	£ 116,250
0139004	711	711 Sandbach Cheshire Junction	33	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 92	£ 76,250	£ 116,250
0139005	711	711 Sandbach Cheshire Junction	34	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 92	£ 76,250	£ 116,250
0139006	711	711 Sandbach Cheshire Junction	35	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 92	£ 76,250	£ 116,250
0139012	711	711 Sandbach Cheshire Junction	47	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 91	£ 76,250	£ 116,250
0139013	711	711 Sandbach Cheshire Junction	48	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 91	£ 76,250	£ 116,250
0139014	711	711 Sandbach Cheshire Junction	49	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 91	£ 76,250	£ 116,250
0139015	711	711 Sandbach Cheshire Junction	50	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 91	£ 76,250	£ 116,250
0139016	711	711 Sandbach Cheshire Junction	51	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 91	£ 76,250	£ 116,250
0139017	711	711 Sandbach Cheshire Junction	52	CW11 4AD	Flat	Flat	1 bed	AR	490	£ 135,000	£ 275.38	£ 121	£ 525	£ 91	£ 76,250	£ 116,250
000078200004	782	Higham Lane Nuneaton	26	CV11 6BD	House	MT	3 bed	AR	761	£ 210,000	£ 276.09	£ 202	£ 875	£ 152	£ 158,000	£ 186,869
000078200005	782	Higham Lane Nuneaton	27	CV11 6BD	House	MT	2 bed	AR	638	£ 187,500	£ 294.00	£ 173	£ 750	£ 129	£ 133,143	£ 166,847
000078200006	782	Higham Lane Nuneaton	28	CV11 6BD	House	MT	2 bed	AR	638	£ 187,500	£ 294.00	£ 173	£ 750	£ 129	£ 133,143	£ 166,847
000078200007	782	Higham Lane Nuneaton	29	CV11 6BD	House	EOT	2 bed	AR	638	£ 185,000	£ 290.08	£ 173	£ 750	£ 129	£ 133,143	£ 164,623
000078200012	782	Higham Lane Nuneaton	34	CV11 6BD	Flat	Maisonette	1 bed	AR	550	£ 170,000	£ 309.24	£ 133	£ 575	£ 102	£ 90,000	£ 151,275
000078200013	782	Higham Lane Nuneaton	35	CV11 6BD	Flat	Maisonette	1 bed	AR	550	£ 170,000	£ 309.24	£ 133	£ 575	£ 102	£ 90,000	£ 151,275
000078200014	782	Higham Lane Nuneaton	36	CV11 6BD	Flat	Maisonette	1 bed	AR	550	£ 170,000	£ 309.24	£ 133	£ 575	£ 102	£ 90,000	£ 151,275
000078200015	782	Higham Lane Nuneaton	37	CV11 6BD	Flat	Maisonette	1 bed	AR	550	£ 170,000	£ 309.24	£ 133	£ 575	£ 102	£ 90,000	£ 151,275
000078200016	782	Higham Lane Nuneaton	61	CV11 6BD	House	EOT	2 bed	AR	638	£ 185,000	£ 290.08	£ 173	£ 750	£ 129	£ 133,143	£ 164,623
000078200019	782	Higham Lane Nuneaton	76	CV11 6BD	House	EOT	2 bed	AR	638	£ 185,000	£ 290.08	£ 173	£ 750	£ 138	£ 133,143	£ 164,623
000078200020	782	Higham Lane Nuneaton	77	CV11 6BD	House	MT	2 bed	AR	638	£ 187,500	£ 294.00	£ 173	£ 750	£ 138	£ 133,143	£ 166,847
000078200021	782	Higham Lane Nuneaton	78	CV11 6BD	House	EOT	2 bed	AR	638	£ 185,000	£ 290.08	£ 173	£ 750	£ 138	£ 133,143	£ 164,623
0062023	788	788 Park Prewett Basingstoke	50	RG24 9RG	Flat	Flat	1 bed	AR	459	£ 210,000	£ 457.70	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062024	788	788 Park Prewett Basingstoke	51	RG24 9RG	Flat	Flat	1 bed	AR	458	£ 210,000	£ 458.70	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062025	788	788 Park Prewett Basingstoke	52	RG24 9RG	Flat	Flat	1 bed	AR	459	£ 210,000	£ 457.70	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062026	788	788 Park Prewett Basingstoke	53	RG24 9RG	Flat	Flat	1 bed	AR	458	£ 210,000	£ 458.70	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062027	788	788 Park Prewett Basingstoke	56	RG24 9RG	Flat	Flat	1 bed	AR	455	£ 210,000	£ 461.72	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062028	788	788 Park Prewett Basingstoke	57	RG24 9RG	Flat	Flat	1 bed	AR	455	£ 210,000	£ 461.72	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062029	788	788 Park Prewett Basingstoke	58	RG24 9RG	Flat	Flat	1 bed	AR	459	£ 210,000	£ 457.70	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062030	788	788 Park Prewett Basingstoke	59	RG24 9RG	Flat	Flat	1 bed	AR	458	£ 210,000	£ 458.70	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062031	788	788 Park Prewett Basingstoke	62	RG24 9RG	Flat	Flat	1 bed	AR	455	£ 210,000	£ 461.72	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062032	788	788 Park Prewett Basingstoke	63	RG24 9RG	Flat	Flat	1 bed	AR	455	£ 210,000	£ 461.72	£ 185	£ 800	£ 148	£ 150,429	£ 182,575
0062033	788	788 Park Prewett Basingstoke	64	RG24 9RG	Flat	Flat	1 bed	AR	459	£ 210,000	£ 457.70	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062034	788	788 Park Prewett Basingstoke	65	RG24 9RG	Flat	Flat	1 bed	AR	458	£ 210,000	£ 458.70	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062035	788	788 Park Prewett Basingstoke	68	RG24 9RG	Flat	Flat	1 bed	AR	455	£ 210,000	£ 461.72	£ 185	£ 800	£ 143	£ 150,429	£ 182,575
0062036	788	788 Park Prewett Basingstoke	69	RG24 9RG	Flat	Flat	1 bed	AR	455	£ 210,000	£ 461.72	£ 185	£ 800	£ 148	£ 150,429	£ 182,575
0062037	788	788 Park Prewett Basingstoke	54	RG24 9RG	Flat	Flat	2 bed	AR	610	£ 240,000	£ 393.60	£ 213	£ 925	£ 168	£ 184,833	£ 208,658
0062038	788	788 Park Prewett Basingstoke	55	RG24 9RG	Flat	Flat	2 bed	AR	610	£ 240,000	£ 393.60	£ 213	£ 925	£ 168	£ 184,833	£ 208,658
0062039	788	788 Park Prewett Basingstoke	60	RG24 9RG	Flat	Flat	2 bed	AR	610	£ 240,000	£ 393.60	£ 213	£ 925	£ 168	£ 184,833	£ 208,658
0062040	788	788 Park Prewett Basingstoke	61	RG24 9RG	Flat	Flat	2 bed	AR	610	£ 240,000	£ 393.60	£ 213	£ 925	£ 168	£ 184,833	£ 208,658
0062041	788	788 Park Prewett Basingstoke	66	RG24 9RG	Flat	Flat	2 bed	AR	610	£ 240,000	£ 393.60	£ 213	£ 925	£ 171	£ 184,833	£ 208,658
0062042	788	788 Park Prewett Basingstoke	67	RG24 9RG	Flat	Flat	2 bed	AR	610	£ 240,000	£ 393.60	£ 213	£ 925	£ 168	£ 184,833	£ 208,658
0211014	788B	788B P2B Park Prewett Basings	192	RG24 9RG	Flat	Flat	2 bed	AR	721	£ 240,000	£ 333.00	£ 225	£ 975	£ 170	£ 185,143	£ 208,675
0211015	788B	788B P2B Park Prewett Basings	193	RG24 9RG	Flat	Flat	2 bed	AR	635	£ 240,000	£ 378.10	£ 213	£ 925	£ 166	£ 185,143	£ 208,675
0211016	788B	788B P2B Park Prewett Basings	194	RG24 9RG	Flat	Flat	2 bed	AR	721	£ 240,000	£ 333.00	£ 225	£ 975	£ 180	£ 185,143	£ 208,675
0211017	788B	788B P2B Park Prewett Basings	195	RG24 9RG	Flat	Flat	2 bed	AR	635	£ 240,000	£ 378.10	£ 213	£ 925	£ 166	£ 185,143	£ 208,675
0211018	788B	788B P2B Park Prewett Basings	196	RG24 9RG	Flat	Flat	2 bed	AR	614	£ 240,000	£ 391.03	£ 213	£ 925	£ 164	£ 185,143	£ 208,675
0211019	788B	788B P2B Park Prewett Basings	197	RG24 9RG	Flat	Flat	2 bed	AR	614	£ 240,000	£ 391.03	£ 213	£ 925	£ 164	£ 185,143	£ 208,675
0211020	788B	788B P2B Park Prewett Basings	198	RG24 9RG	Flat	Flat	1 bed	AR	484	£ 210,000	£ 434.06	£ 190	£ 825	£ 152	£ 158,167	£ 182,591
0211021	788B	788B P2B Park Prewett Basings	199	RG24 9RG	Flat	Flat	1 bed	AR	484	£ 210,000	£ 434.06	£ 190	£ 825	£ 143	£ 158,167	£ 182,591
0211022	788B	788B P2B Park Prewett Basings	200	RG24 9RG	Flat	Flat	2 bed	AR	721	£ 240,000	£ 333.00	£ 225	£ 975	£ 170	£ 185,143	£ 208,675
0211023	788B	788B P2B Park Prewett Basings	201	RG24 9RG	Flat	Flat	2 bed	AR	635	£ 240,000	£ 378.10	£ 213	£ 925	£ 166	£ 185,143	£ 208,675
0211024	788B	788B P2B Park Prewett Basings	202	RG24 9RG	Flat	Flat	2 bed	AR	614	£ 240,000	£ 391.03	£ 213	£ 925	£ 171	£ 185,143	£ 208,675
0211025	788B	788B P2B Park Prewett Basings	203	RG24 9RG	Flat	Flat	2 bed	AR	614	£ 240,000	£ 391.03	£ 213	£ 925	£ 171	£ 185,143	£ 208,675
0211026	788B	788B P2B Park Prewett Basings	204	RG24 9RG	Flat	Flat	1 bed	AR	484	£ 210,000	£ 434.06	£ 190	£ 825	£ 152	£ 158,167	£ 182,591
0211027	788B	788B P2B Park Prewett Basings	205	RG24 9RG	Flat	Flat	1 bed	AR	484	£ 210,000	£ 434.06	£ 190	£ 825	£ 152	£ 158,167	£ 182,591
0211028	788B	788B P2B Park Prewett Basings	206	RG24 9RG	Flat	Flat	2 bed	AR	721	£ 240,000	£ 333.00	£ 225	£ 975	£ 170	£ 185,143	£ 208,675
0211029	788B	788B P2B Park Prewett Basings	207	RG24 9RG	Flat	Flat	2 bed	AR	635	£ 240,000	£ 378.10	£ 213	£ 925	£ 168	£ 185,143	£ 208,675
0211030	788B	788B P2B Park Prewett Basings	208	RG24 9RG	Flat	Flat	2 bed	AR	614	£ 240,000	£ 391.03	£ 213	£ 925	£ 164	£ 185,143	£ 208,675
0211031	788B	788B P2B Park Prewett Basings	209	RG24 9RG	Flat	Flat	2 bed	AR	614	£ 240,000	£ 391.03	£ 213	£ 925	£ 171	£ 185,143	£ 208,675
0211032	788B	788B P2B Park Prewett Basings	210	RG24 9RG	Flat	Flat	1 bed	AR	484	£ 210,000	£ 434.06	£ 190	£ 825	£ 143	£ 158,167	£ 182,591
0211033	788B	788B P2B Park Prewett Basings	211	RG24 9RG	Flat	Flat	1 bed	AR	484	£ 210,000	£ 434.06	£ 190	£ 825	£ 152	£ 158,167	£ 182,591
0807C00011	807C	Woodford Garden Village Phases	295	SK7 1QR	Flat	Flat	1 bed	AR	540	£ 190,000	£ 351.96	£ 160	£ 695	£ 128	£ 124,833	£ 169,167
0807C00012	807C	Woodford Garden Village Phases	296	SK7 1QR	Flat	Flat	1 bed	AR	540	£ 190,000	£ 351.96	£ 160	£ 695	£ 121	£ 124,833	£ 169,167
0807C00013	807C	Woodford Garden Village Phases	297	SK7 1QR	Flat	Flat	1 bed	AR	540	£ 190,000	£ 351.96	£ 160	£ 695	£ 128	£ 124,833	£ 169,167
0807C00014	807C	Woodford Garden Village Phases	298	SK7 1QR	Flat	Flat	1 bed	AR	540	£ 190,000	£ 351.96	£ 160	£ 695	£ 128	£ 124,833	£ 169,167
0807C00015	807C	Woodford Garden Village Phases	299	SK7 1QR	Flat	Flat	1 bed	AR	540	£ 190,000	£ 351.96	£ 160	£ 695	£ 128	£ 124,833	£ 169,167
0807C00016	807C	Woodford Garden Village Phases	300	SK7 1QR	Flat	Flat	1 bed	AR	540	£ 190,000	£ 351.96	£ 160	£ 695	£ 128	£ 124,833	£ 169,167
0147001	813	813 Fleckney Road Fleckney L	34	LE8 8DD	House	EOT	3 bed	AR	761	£ 220,000	£ 289.24	£ 185	£ 800	£ 145	£ 157,500	£ 195,861
0147002	813	813 Fleckney Road Fleckney L	35	LE8 8DD	House	MT	3 bed	AR	761	£ 215,000	£ 282.66	£ 185	£ 800	£ 141	£ 157,500	£ 191,410
0147003	813	813 Fleckney Road Fleckney L	36	LE8 8DD	House	EOT	3 bed	AR	761	£ 220,000	£ 289.24	£ 185	£ 800	£ 145	£ 157,500	£ 195,861
0147004	813	813 Fleckney Road Fleckney L	37	LE8 8DD	House	EOT	2 bed	AR	548	£ 190,000	£ 346.85	£ 150	£ 650	£ 132	£ 131,000	£ 169,153

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0147005	813	813 Fleckney Road Fleckney L	38	LE8 8DD	House	MT	2 bed	AR	548	£ 185,000	£ 337.72	£ 150	£ 650	£ 131	£ 131,000	£ 164,701
0147006	813	813 Fleckney Road Fleckney L	39	LE8 8DD	House	EOT	2 bed	AR	548	£ 190,000	£ 346.85	£ 150	£ 650	£ 132	£ 131,000	£ 169,153
0147007	813	813 Fleckney Road Fleckney L	40	LE8 8DD	House	EOT	3 bed	AR	761	£ 220,000	£ 289.24	£ 185	£ 800	£ 145	£ 157,500	£ 195,861
0117001	818	818 Eynsham Oxfordshire	107	OX29 4PW	Flat	Flat	1 bed	AR	561	£ 215,000	£ 383.40	£ 167	£ 725	£ 148	£ 158,000	£ 191,343
0117002	818	818 Eynsham Oxfordshire	108	OX29 4PW	Flat	Flat	1 bed	AR	561	£ 215,000	£ 383.40	£ 167	£ 725	£ 150	£ 158,000	£ 191,343
0117003	818	818 Eynsham Oxfordshire	109	OX29 4PW	Flat	Flat	1 bed	AR	561	£ 215,000	£ 383.40	£ 167	£ 725	£ 150	£ 158,000	£ 191,343
0117004	818	818 Eynsham Oxfordshire	11	OX29 4PW	House	SD	1 bed	AR	602	£ 225,000	£ 373.90	£ 179	£ 775	£ 154	£ 164,000	£ 200,243
0117005	818	818 Eynsham Oxfordshire	12	OX29 4PW	House	SD	1 bed	AR	602	£ 225,000	£ 373.90	£ 179	£ 775	£ 154	£ 164,000	£ 200,243
0117006	818	818 Eynsham Oxfordshire	92	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 178	£ 196,500	£ 231,391
0117007	818	818 Eynsham Oxfordshire	93	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 178	£ 196,500	£ 231,391
0117008	818	818 Eynsham Oxfordshire	94	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 178	£ 196,500	£ 231,391
0117009	818	818 Eynsham Oxfordshire	95	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 175	£ 196,500	£ 231,391
0117010	818	818 Eynsham Oxfordshire	96	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 175	£ 196,500	£ 231,391
0117011	818	818 Eynsham Oxfordshire	97	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 178	£ 196,500	£ 231,391
0117012	818	818 Eynsham Oxfordshire	98	OX29 4PW	Flat	Flat	1 bed	AR	561	£ 215,000	£ 383.40	£ 167	£ 725	£ 150	£ 158,000	£ 191,343
0117013	818	818 Eynsham Oxfordshire	99	OX29 4PW	Flat	Flat	1 bed	AR	561	£ 215,000	£ 383.40	£ 167	£ 725	£ 148	£ 158,000	£ 191,343
0117014	818	818 Eynsham Oxfordshire	100	OX29 4PW	Flat	Flat	1 bed	AR	561	£ 215,000	£ 383.40	£ 167	£ 725	£ 150	£ 158,000	£ 191,343
0117015	818	818 Eynsham Oxfordshire	101	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 175	£ 196,500	£ 231,391
0117016	818	818 Eynsham Oxfordshire	102	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 178	£ 196,500	£ 231,391
0117017	818	818 Eynsham Oxfordshire	103	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 175	£ 196,500	£ 231,391
0117030	818	818 Eynsham Oxfordshire	28	OX29 4PW	House	EOT	2 bed	AR	808	£ 315,000	£ 390.01	£ 254	£ 1,100	£ 183	£ 204,750	£ 280,340
0117031	818	818 Eynsham Oxfordshire	29	OX29 4PW	House	MT	2 bed	AR	808	£ 310,000	£ 383.82	£ 254	£ 1,100	£ 183	£ 204,750	£ 275,890
0117032	818	818 Eynsham Oxfordshire	30	OX29 4PW	House	EOT	2 bed	AR	808	£ 315,000	£ 390.01	£ 254	£ 1,100	£ 183	£ 204,750	£ 280,340
0117034	818	818 Eynsham Oxfordshire	129	OX29 4PW	House	MT	3 bed	AR	910	£ 345,000	£ 379.27	£ 323	£ 1,400	£ 234	£ 276,500	£ 307,039
0117038	818	818 Eynsham Oxfordshire	144	OX29 4PW	House	EOT	2 bed	AR	808	£ 315,000	£ 390.01	£ 254	£ 1,100	£ 183	£ 204,750	£ 280,340
0117039	818	818 Eynsham Oxfordshire	145	OX29 4PW	House	MT	2 bed	AR	808	£ 310,000	£ 383.82	£ 254	£ 1,100	£ 183	£ 204,750	£ 275,890
0117040	818	818 Eynsham Oxfordshire	146	OX29 4PW	House	EOT	2 bed	AR	808	£ 315,000	£ 390.01	£ 254	£ 1,100	£ 183	£ 204,750	£ 280,340
0117041	818	818 Eynsham Oxfordshire	147	OX29 4PW	House	EOT	2 bed	AR	808	£ 315,000	£ 390.01	£ 254	£ 1,100	£ 183	£ 204,750	£ 280,340
0117042	818	818 Eynsham Oxfordshire	148	OX29 4PW	House	MT	2 bed	AR	808	£ 310,000	£ 383.82	£ 254	£ 1,100	£ 183	£ 204,750	£ 275,890
0117048	818	818 Eynsham Oxfordshire	154	OX29 4PW	House	MT	2 bed	AR	808	£ 310,000	£ 383.82	£ 254	£ 1,100	£ 183	£ 204,750	£ 275,890
0117049	818	818 Eynsham Oxfordshire	155	OX29 4PW	House	EOT	2 bed	AR	808	£ 315,000	£ 390.01	£ 254	£ 1,100	£ 183	£ 204,750	£ 280,340
0117067	818	818 Eynsham Oxfordshire	130	OX29 4PW	House	MT	3 bed	AR	910	£ 345,000	£ 379.27	£ 323	£ 1,400	£ 234	£ 276,500	£ 307,039
0117068	818	818 Eynsham Oxfordshire	131	OX29 4PW	House	EOT	3 bed	AR	910	£ 350,000	£ 384.77	£ 323	£ 1,400	£ 234	£ 276,500	£ 311,488
0117069	818	818 Eynsham Oxfordshire	132	OX29 4PW	House	SD	2 bed	AR	808	£ 320,000	£ 396.20	£ 254	£ 1,100	£ 183	£ 204,750	£ 284,789
0117072	818	818 Eynsham Oxfordshire	137	OX29 4PW	House	EOT	4 bed	AR	1099	£ 385,000	£ 350.46	£ 346	£ 1,500	£ 253	£ 303,000	£ 342,637
0117076	818	818 Eynsham Oxfordshire	133	OX29 4PW	House	SD	2 bed	AR	808	£ 320,000	£ 396.20	£ 254	£ 1,100	£ 183	£ 204,750	£ 284,789
0117077	818	818 Eynsham Oxfordshire	134	OX29 4PW	House	EOT	3 bed	AR	910	£ 350,000	£ 384.77	£ 323	£ 1,400	£ 234	£ 276,500	£ 311,488
0117078	818	818 Eynsham Oxfordshire	104	OX29 4PW	Flat	EOT	2 bed	AR	771	£ 315,000	£ 408.72	£ 254	£ 1,100	£ 178	£ 196,500	£ 280,340
0117079	818	818 Eynsham Oxfordshire	105	OX29 4PW	Flat	Flat	2 bed	AR	771	£ 260,000	£ 337.36	£ 225	£ 975	£ 175	£ 196,500	£ 231,391
0117080	818	818 Eynsham Oxfordshire	106	OX29 4PW	Flat	EOT	2 bed	AR	771	£ 315,000	£ 408.72	£ 254	£ 1,100	£ 178	£ 196,500	£ 280,340
0119014	833	833 Pointers East Caister	100	NR32 3QQ	House	EOT	2 bed	AR	638	£ 180,000	£ 282.10	£ 167	£ 725	£ 118	£ 112,333	£ 155,664
0119015	833	833 Pointers East Caister	101	NR32 3QQ	House	MT	2 bed	AR	638	£ 175,000	£ 274.27	£ 162	£ 700	£ 118	£ 112,333	£ 151,340
0119016	833	833 Pointers East Caister	102	NR32 3QQ	House	EOT	2 bed	AR	638	£ 180,000	£ 282.10	£ 167	£ 725	£ 118	£ 112,333	£ 155,664
0119017	833	833 Pointers East Caister	103	NR32 3QQ	House	EOT	2 bed	AR	638	£ 180,000	£ 282.10	£ 167	£ 725	£ 118	£ 112,333	£ 155,664
0119018	833	833 Pointers East Caister	104	NR32 3QQ	House	MT	2 bed	AR	638	£ 175,000	£ 274.27	£ 162	£ 700	£ 118	£ 112,333	£ 151,340
0119019	833	833 Pointers East Caister	105	NR32 3QQ	House	EOT	2 bed	AR	638	£ 180,000	£ 282.10	£ 167	£ 725	£ 118	£ 112,333	£ 155,664
0119020	833	833 Pointers East Caister	90	NR32 3QQ	House	EOT	2 bed	AR	638	£ 180,000	£ 282.10	£ 167	£ 725	£ 118	£ 112,333	£ 155,664
0119021	833	833 Pointers East Caister	91	NR32 3QQ	House	MT	2 bed	AR	638	£ 175,000	£ 274.27	£ 162	£ 700	£ 118	£ 112,333	£ 151,340
0119022	833	833 Pointers East Caister	92	NR32 3QQ	House	EOT	2 bed	AR	638	£ 180,000	£ 282.10	£ 167	£ 725	£ 118	£ 112,333	£ 155,664
0206002	836	836 Barn End Road Warton	33	B79 0HX	House	SD	2 bed	AR	736	£ 197,500	£ 268.44	£ 185	£ 800	£ 128	£ 133,889	£ 171,438
0206003	836	836 Barn End Road Warton	34	B79 0HX	House	SD	3 bed	AR	909	£ 245,000	£ 269.62	£ 208	£ 900	£ 152	£ 156,667	£ 212,671
0206005	836	836 Barn End Road Warton	43	B79 0HX	House	EOT	2 bed	AR	736	£ 187,500	£ 254.85	£ 185	£ 800	£ 127	£ 133,889	£ 162,758
0206006	836	836 Barn End Road Warton	44	B79 0HX	House	MT	2 bed	AR	736	£ 192,500	£ 261.64	£ 185	£ 800	£ 126	£ 133,889	£ 167,098
0206007	836	836 Barn End Road Warton	45	B79 0HX	House	EOT	2 bed	AR	736	£ 187,500	£ 254.85	£ 185	£ 800	£ 127	£ 133,889	£ 162,758
0206010	836	836 Barn End Road Warton	48	B79 0HX	House	SD	3 bed	AR	909	£ 245,000	£ 269.62	£ 208	£ 900	£ 150	£ 156,667	£ 212,671
0206011	836	836 Barn End Road Warton	49	B79 0HX	House	SD	3 bed	AR	909	£ 245,000	£ 269.62	£ 208	£ 900	£ 150	£ 156,667	£ 212,671
0206012	836	836 Barn End Road Warton	50	B79 0HX	House	EOT	2 bed	AR	736	£ 187,500	£ 254.85	£ 185	£ 800	£ 127	£ 133,889	£ 162,758
0206013	836	836 Barn End Road Warton	51	B79 0HX	House	MT	2 bed	AR	736	£ 192,500	£ 261.64	£ 185	£ 800	£ 127	£ 133,889	£ 167,098
0206023	836	836 Barn End Road Warton	62	B79 0HX	House	EOT	2 bed	AR	736	£ 187,500	£ 254.85	£ 185	£ 800	£ 148	£ 133,889	£ 162,758
0206024	836	836 Barn End Road Warton	63	B79 0HX	House	MT	2 bed	AR	736	£ 192,500	£ 261.64	£ 185	£ 800	£ 148	£ 133,889	£ 167,098
0206025	836	836 Barn End Road Warton	64	B79 0HX	House	EOT	2 bed	AR	736	£ 187,500	£ 254.85	£ 185	£ 800	£ 148	£ 133,889	£ 162,758
0206037	836	836 Barn End Road Warton	88	B79 0HX	House	SD	4 bed	AR	1205	£ 290,000	£ 240.75	£ 271	£ 1,175	£ 187	£ 207,000	£ 251,732
0206038	836	836 Barn End Road Warton	89	B79 0HX	House	SD	4 bed	AR	1205	£ 290,000	£ 240.75	£ 271	£ 1,175	£ 187	£ 207,000	£ 251,732
0151001	866	866 Thatcham Pound Lane	42	RG19 3TQ	Flat	Flat	2 bed	AR	656	£ 200,000	£ 304.96	£ 208	£ 900	£ 160	£ 173,167	£ 173,167
0151002	866	866 Thatcham Pound Lane	43	RG19 3TQ	Flat	Flat	2 bed	AR	656	£ 200,000	£ 304.96	£ 208	£ 900	£ 160	£ 173,167	£ 173,167
0151003	866	866 Thatcham Pound Lane	44	RG19 3TQ	Flat	Flat	2 bed	AR	656	£ 200,000	£ 304.96	£ 208	£ 900	£ 160	£ 173,167	£ 173,167
0151004	866	866 Thatcham Pound Lane	45	RG19 3TQ	Flat	D	2 bed	AR	656	£ 250,000	£ 381.20	£ 254	£ 1,100	£ 160	£ 173,167	£ 173,167
0151005	866	866 Thatcham Pound Lane	46	RG19 3TQ	Flat	Flat	2 bed	AR	656	£ 200,000	£ 304.96	£ 208	£ 900	£ 160	£ 173,167	£ 173,167
0151006	866	866 Thatcham Pound Lane	47	RG19 3TQ	Flat	Flat	2 bed	AR	656	£ 200,000	£ 304.96	£ 208	£ 900	£ 160	£ 173,167	£ 173,167
0199001	866B	866B Pound Lane Thatcham (Ph.	8	RG19 3TQ	House	EOT	2 bed	AR	1000	£ 325,000	£ 325.13	£ 277	£ 1,200	£ 175	£ 194,500	£ 194,500
0199002	866B	866B Pound Lane Thatcham (Ph.	9	RG19 3TQ	House	MT	2 bed	AR	1000	£ 320,000	£ 320.13	£ 277	£ 1,200	£ 175	£ 194,500	£ 194,500
0008800023	88	Foxlow Farm Buxton	82	SK17 9LE	House	SD	2 bed	AR	646	£ 180,000	£ 278.81	£ 162	£ 700	£ 120	£ 121,000	£ 153,500
0008800024	88	Foxlow Farm Buxton	83	SK17 9LE	House	SD	2 bed	AR	646	£ 180,000	£ 278.81	£ 162	£ 700	£ 129	£ 121,000	£ 153,500
0174003	885	885 Land To The South Of Fairc	3	RG42 6AA	Flat	Flat	2 bed	AR	767	£ 300,000	£ 391.29	£ 277	£ 1,200	£ 222	£ 258,833	£ 266,946
0174004	885	885 Land To The South Of Fairc	4	RG42 6AA	Flat	Flat	2 bed	AR	767	£ 300,000	£ 391.29	£ 277	£ 1,200	£ 222	£ 258,833	£ 266,946

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0174005	885	885 Land To The South Of Fairc	5	RG42 6AA	Flat	Flat	1 bed	AR	577	£ 235,000	£ 407.44	£ 219	£ 950	£ 175	£ 194,667	£ 209,108
0174006	885	885 Land To The South Of Fairc	6	RG42 6AA	Flat	Flat	2 bed	AR	767	£ 300,000	£ 391.29	£ 277	£ 1,200	£ 222	£ 258,833	£ 266,946
0174007	885	885 Land To The South Of Fairc	7	RG42 6AA	Flat	Flat	2 bed	AR	767	£ 300,000	£ 391.29	£ 277	£ 1,200	£ 222	£ 258,833	£ 266,946
0174008	885	885 Land To The South Of Fairc	8	RG42 6AA	Flat	Flat	1 bed	AR	577	£ 235,000	£ 407.44	£ 219	£ 950	£ 175	£ 194,667	£ 209,108
0174009	885	885 Land To The South Of Fairc	9	RG42 6AA	Flat	Flat	2 bed	AR	767	£ 300,000	£ 391.29	£ 277	£ 1,200	£ 222	£ 258,833	£ 266,946
0174010	885	885 Land To The South Of Fairc	1	RG42 6AA	Flat	Flat	2 bed	AR	767	£ 300,000	£ 391.29	£ 277	£ 1,200	£ 222	£ 258,833	£ 266,946
0174011	885	885 Land To The South Of Fairc	2	RG42 6AA	Flat	Flat	1 bed	AR	577	£ 235,000	£ 407.44	£ 219	£ 950	£ 175	£ 194,667	£ 209,108
0158026	888	888 Hen & Duckhurst Farm	125	TN12 0PD	Flat	Flat	1 bed	AR	455	£ 195,000	£ 428.57	£ 165	£ 715	£ 145	£ 151,571	£ 173,556
0158027	888	888 Hen & Duckhurst Farm	126	TN12 0PD	Flat	Flat	2 bed	AR	643	£ 230,000	£ 357.70	£ 196	£ 850	£ 173	£ 185,167	£ 204,707
0158032	888	888 Hen & Duckhurst Farm	136	TN12 0PD	Flat	Flat	1 bed	AR	455	£ 195,000	£ 428.57	£ 165	£ 715	£ 145	£ 151,571	£ 173,556
0158033	888	888 Hen & Duckhurst Farm	137	TN12 0PD	Flat	Flat	2 bed	AR	643	£ 230,000	£ 357.70	£ 196	£ 850	£ 173	£ 185,167	£ 204,707
0158034	888	888 Hen & Duckhurst Farm	138	TN12 0PD	Flat	Flat	1 bed	AR	475	£ 195,000	£ 410.95	£ 165	£ 715	£ 141	£ 151,571	£ 173,556
0158035	888	888 Hen & Duckhurst Farm	139	TN12 0PD	Flat	Flat	1 bed	AR	490	£ 195,000	£ 398.30	£ 165	£ 715	£ 141	£ 151,571	£ 173,556
0158036	888	888 Hen & Duckhurst Farm	140	TN12 0PD	Flat	Flat	1 bed	AR	490	£ 195,000	£ 398.30	£ 165	£ 715	£ 141	£ 151,571	£ 173,556
0158037	888	888 Hen & Duckhurst Farm	141	TN12 0PD	Flat	Flat	1 bed	AR	490	£ 195,000	£ 397.96	£ 165	£ 715	£ 141	£ 151,571	£ 173,556
0158038	888	888 Hen & Duckhurst Farm	142	TN12 0PD	Flat	Flat	1 bed	AR	475	£ 195,000	£ 410.95	£ 165	£ 715	£ 141	£ 151,571	£ 173,556
0158039	888	888 Hen & Duckhurst Farm	143	TN12 0PD	Flat	Flat	1 bed	AR	490	£ 195,000	£ 398.30	£ 165	£ 715	£ 141	£ 151,571	£ 173,556
0158040	888	888 Hen & Duckhurst Farm	144	TN12 0PD	Flat	Flat	1 bed	AR	490	£ 195,000	£ 398.30	£ 165	£ 715	£ 141	£ 151,571	£ 173,556
0158041	888	888 Hen & Duckhurst Farm	145	TN12 0PD	Flat	Flat	1 bed	AR	490	£ 195,000	£ 397.96	£ 165	£ 715	£ 141	£ 151,571	£ 173,556
0158044	888	888 Hen & Duckhurst Farm	160	TN12 0PD	House	EOT	2 bed	AR	752	£ 267,500	£ 355.66	£ 227	£ 985	£ 178	£ 206,200	£ 238,083
0158045	888	888 Hen & Duckhurst Farm	161	TN12 0PD	House	MT	2 bed	AR	752	£ 265,000	£ 352.34	£ 227	£ 985	£ 178	£ 206,200	£ 235,858
0158046	888	888 Hen & Duckhurst Farm	162	TN12 0PD	Flat	Flat	1 bed	AR	455	£ 195,000	£ 428.57	£ 165	£ 715	£ 143	£ 151,571	£ 173,556
0158047	888	888 Hen & Duckhurst Farm	163	TN12 0PD	Flat	Flat	2 bed	AR	643	£ 230,000	£ 357.70	£ 196	£ 850	£ 166	£ 185,167	£ 204,707
0158049	888	888 Hen & Duckhurst Farm	181	TN12 0PD	Flat	Flat	1 bed	AR	455	£ 195,000	£ 428.57	£ 165	£ 715	£ 143	£ 151,571	£ 173,556
0158050	888	888 Hen & Duckhurst Farm	182	TN12 0PD	Flat	Flat	2 bed	AR	643	£ 230,000	£ 357.70	£ 196	£ 850	£ 166	£ 185,167	£ 204,707
0158051	888	888 Hen & Duckhurst Farm	183	TN12 0PD	House	SD	2 bed	AR	752	£ 270,000	£ 358.98	£ 227	£ 985	£ 188	£ 206,200	£ 240,309
0158052	888	888 Hen & Duckhurst Farm	184	TN12 0PD	House	SD	2 bed	AR	752	£ 270,000	£ 358.98	£ 227	£ 985	£ 188	£ 206,200	£ 240,309
0158053	888	888 Hen & Duckhurst Farm	185	TN12 0PD	House	SD	2 bed	AR	752	£ 270,000	£ 358.98	£ 227	£ 985	£ 188	£ 206,200	£ 240,309
0158054	888	888 Hen & Duckhurst Farm	186	TN12 0PD	Flat	EOT	1 bed	AR	455	£ 202,500	£ 445.05	£ 165	£ 715	£ 150	£ 151,571	£ 180,231
0158055	888	888 Hen & Duckhurst Farm	187	TN12 0PD	Flat	EOT	2 bed	AR	643	£ 267,500	£ 416.02	£ 196	£ 850	£ 188	£ 185,167	£ 238,083
0158061	888	888 Hen & Duckhurst Farm	200	TN12 0PD	Flat	EOT	1 bed	AR	455	£ 202,500	£ 445.05	£ 165	£ 715	£ 173	£ 151,571	£ 180,231
0158062	888	888 Hen & Duckhurst Farm	201	TN12 0PD	Flat	EOT	2 bed	AR	643	£ 267,500	£ 416.02	£ 196	£ 850	£ 145	£ 185,167	£ 238,083
0089300005	893	893 Imperial Park Phase 2 No	22	CW8 4EE	Flat	Flat	2 bed	AR	541	£ 150,000	£ 277.37	£ 162	£ 700	£ 127	£ 126,500	£ 133,500
0089300006	893	893 Imperial Park Phase 2 No	23	CW8 4EE	Flat	Flat	2 bed	AR	541	£ 150,000	£ 277.37	£ 162	£ 700	£ 129	£ 126,500	£ 133,500
0089300007	893	893 Imperial Park Phase 2 No	24	CW8 4EE	Flat	Flat	2 bed	AR	541	£ 150,000	£ 277.37	£ 162	£ 700	£ 129	£ 126,500	£ 133,500
0089300008	893	893 Imperial Park Phase 2 No	25	CW8 4EE	Flat	Flat	2 bed	AR	541	£ 150,000	£ 277.37	£ 162	£ 700	£ 127	£ 126,500	£ 133,500
0089300009	893	893 Imperial Park Phase 2 No	26	CW8 4EE	Flat	Flat	2 bed	AR	541	£ 150,000	£ 277.37	£ 162	£ 700	£ 129	£ 126,500	£ 133,500
0089300010	893	893 Imperial Park Phase 2 No	27	CW8 4EE	Flat	Flat	2 bed	AR	541	£ 150,000	£ 277.37	£ 162	£ 700	£ 129	£ 126,500	£ 133,500
09000002	90	Gynsill Lane	5	LE7 7AH	House	MT	2 bed	AR	651	£ 235,000	£ 361.17	£ 179	£ 775	£ 128	£ 124,750	£ 209,162
09000003	90	Gynsill Lane	6	LE7 7AH	House	EOT	2 bed	AR	651	£ 230,000	£ 353.49	£ 185	£ 800	£ 130	£ 124,750	£ 204,712
09000004	90	Gynsill Lane	7	LE7 7AH	House	SD	2 bed	AR	651	£ 245,000	£ 376.54	£ 185	£ 800	£ 130	£ 124,750	£ 218,063
09000005	90	Gynsill Lane	8	LE7 7AH	House	SD	2 bed	AR	651	£ 245,000	£ 376.54	£ 185	£ 800	£ 130	£ 124,750	£ 218,063
0149001	920A	920A Apsley Quay Frogmore He	1	HP3 9RW	Flat	Flat	2 bed	AR	781	£ 345,000	£ 441.89	£ 271	£ 1,175	£ 212	£ 243,333	£ 307,094
0149002	920A	920A Apsley Quay Frogmore He	2	HP3 9RW	Flat	Flat	2 bed	AR	781	£ 345,000	£ 441.89	£ 271	£ 1,175	£ 212	£ 243,333	£ 307,094
0149003	920A	920A Apsley Quay Frogmore He	3	HP3 9RW	Flat	Flat	2 bed	AR	806	£ 350,000	£ 434.40	£ 271	£ 1,175	£ 217	£ 243,333	£ 311,545
0149004	920A	920A Apsley Quay Frogmore He	4	HP3 9RW	Flat	Flat	1 bed	AR	539	£ 270,000	£ 501.16	£ 213	£ 925	£ 171	£ 184,500	£ 240,335
0149005	920A	920A Apsley Quay Frogmore He	5	HP3 9RW	Flat	Flat	1 bed	AR	539	£ 270,000	£ 501.16	£ 213	£ 925	£ 171	£ 184,500	£ 240,335
0149006	920A	920A Apsley Quay Frogmore He	6	HP3 9RW	Flat	Flat	3 bed	AR	935	£ 410,000	£ 438.73	£ 288	£ 1,250	£ 263	£ 310,500	£ 364,953
0149034	920A	920A Apsley Quay Frogmore He	88	HP3 9RW	Flat	Flat	3 bed	AR	986	£ 425,000	£ 430.92	£ 294	£ 1,275	£ 263	£ 310,500	£ 378,305
0149035	920A	920A Apsley Quay Frogmore He	89	HP3 9RW	Flat	Flat	1 bed	AR	554	£ 270,000	£ 487.62	£ 213	£ 925	£ 171	£ 184,500	£ 240,335
0149036	920A	920A Apsley Quay Frogmore He	90	HP3 9RW	Flat	Flat	1 bed	AR	544	£ 270,000	£ 496.20	£ 213	£ 925	£ 171	£ 184,500	£ 240,335
0149037	920A	920A Apsley Quay Frogmore He	91	HP3 9RW	Flat	Flat	1 bed	AR	544	£ 270,000	£ 496.30	£ 213	£ 925	£ 171	£ 184,500	£ 240,335
0149038	920A	920A Apsley Quay Frogmore He	92	HP3 9RW	Flat	Flat	1 bed	AR	545	£ 270,000	£ 495.32	£ 213	£ 925	£ 171	£ 184,500	£ 240,335
0122001	921	921 Former Pontins Holiday Cam	101	FY8 2SU	House	EOT	3 bed	SR	932	£ 175,000	£ 187.84	£ 202	£ 875	£ 99	£ 128,143	£ 155,741
0122002	921	921 Former Pontins Holiday Cam	102	FY8 2SU	House	MT	3 bed	SR	932	£ 165,000	£ 177.10	£ 202	£ 875	£ 99	£ 128,143	£ 146,842
0122003	921	921 Former Pontins Holiday Cam	103	FY8 2SU	House	EOT	3 bed	SR	932	£ 175,000	£ 187.84	£ 202	£ 875	£ 99	£ 128,143	£ 155,741
0122004	921	921 Former Pontins Holiday Cam	104	FY8 2SU	House	SD	3 bed	SR	932	£ 190,000	£ 203.94	£ 202	£ 875	£ 99	£ 128,143	£ 169,091
0122005	921	921 Former Pontins Holiday Cam	105	FY8 2SU	House	SD	3 bed	SR	932	£ 190,000	£ 203.94	£ 202	£ 875	£ 99	£ 128,143	£ 169,091
0122006	921	921 Former Pontins Holiday Cam	106	FY8 2SU	House	EOT	2 bed	SR	638	£ 147,500	£ 231.28	£ 156	£ 675	£ 86	£ 105,750	£ 131,268
0122007	921	921 Former Pontins Holiday Cam	107	FY8 2SU	House	MT	2 bed	SR	638	£ 145,000	£ 227.36	£ 156	£ 675	£ 86	£ 105,750	£ 129,043
0122008	921	921 Former Pontins Holiday Cam	108	FY8 2SU	House	EOT	3 bed	SR	761	£ 170,000	£ 223.47	£ 185	£ 800	£ 99	£ 128,143	£ 151,292
0122009	921	921 Former Pontins Holiday Cam	109	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 95	£ 128,143	£ 151,292
0122010	921	921 Former Pontins Holiday Cam	110	FY8 2SU	House	MT	3 bed	SR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 98	£ 128,143	£ 146,842
0122011	921	921 Former Pontins Holiday Cam	111	FY8 2SU	House	MT	3 bed	SR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 98	£ 128,143	£ 146,842
0122012	921	921 Former Pontins Holiday Cam	112	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 95	£ 128,143	£ 151,292
0122013	921	921 Former Pontins Holiday Cam	117	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 100	£ 128,143	£ 151,292
0122014	921	921 Former Pontins Holiday Cam	118	FY8 2SU	House	MT	3 bed	SR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 99	£ 128,143	£ 146,842
0122015	921	921 Former Pontins Holiday Cam	119	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 99	£ 128,143	£ 151,292
0122016	921	921 Former Pontins Holiday Cam	122	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 100	£ 128,143	£ 151,292
0122017	921	921 Former Pontins Holiday Cam	123	FY8 2SU	House	MT	3 bed	SR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 99	£ 128,143	£ 146,842
0122018	921	921 Former Pontins Holiday Cam	124	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 99	£ 128,143	£ 151,292
0122039	921	921 Former Pontins Holiday Cam	155	FY8 2SU	House	D	2 bed	SR	1182	£ 160,000	£ 135.41	£ 185	£ 800	£ 113	£ 105,750	£ 142,392
0122040	921	921 Former Pontins Holiday Cam	156	FY8 2SU	House	D	2 bed	SR	1182	£ 160,000	£ 135.41	£ 185	£ 800	£ 114	£ 105,750	£ 142,392
0122049	921	921 Former Pontins Holiday Cam	276	FY8 2SU	House	EOT	3 bed	SR	932	£ 175,000	£ 187.84	£ 202	£ 875	£ 106	£ 128,143	£ 155,741
0122050	921	921 Former Pontins Holiday Cam	277	FY8 2SU	House	MT	3 bed	SR	932	£ 165,000	£ 177.10	£ 202	£ 875	£ 105	£ 128,143	£ 146,842

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0122051	921	921 Former Pontins Holiday Cam	278	FY8 2SU	House	MT	3 bed	SR	932	£ 165,000	£ 177.10	£ 202	£ 875	£ 106	£ 128,143	£ 146,842
0122052	921	921 Former Pontins Holiday Cam	279	FY8 2SU	House	EOT	3 bed	SR	932	£ 175,000	£ 187.84	£ 202	£ 875	£ 105	£ 128,143	£ 155,741
0122064	921	921 Former Pontins Holiday Cam	316	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 94	£ 128,143	£ 151,292
0122065	921	921 Former Pontins Holiday Cam	317	FY8 2SU	House	MT	3 bed	SR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 94	£ 128,143	£ 146,842
0122066	921	921 Former Pontins Holiday Cam	318	FY8 2SU	House	MT	3 bed	SR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 94	£ 128,143	£ 146,842
0122067	921	921 Former Pontins Holiday Cam	319	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 94	£ 128,143	£ 151,292
0122081	921	921 Former Pontins Holiday Cam	352	FY8 2SU	House	EOT	3 bed	SR	761	£ 170,000	£ 223.47	£ 185	£ 800	£ 102	£ 128,143	£ 151,292
0122082	921	921 Former Pontins Holiday Cam	353	FY8 2SU	House	MT	3 bed	SR	761	£ 165,000	£ 216.90	£ 185	£ 800	£ 102	£ 128,143	£ 146,842
0122083	921	921 Former Pontins Holiday Cam	354	FY8 2SU	House	EOT	3 bed	SR	761	£ 170,000	£ 223.47	£ 185	£ 800	£ 102	£ 128,143	£ 151,292
0122031	921	921 Former Pontins Holiday Cam	147	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 99	£ 128,143	£ 151,292
0122032	921	921 Former Pontins Holiday Cam	148	FY8 2SU	House	MT	3 bed	SR	739	£ 165,000	£ 223.36	£ 185	£ 800	£ 99	£ 128,143	£ 146,842
0122033	921	921 Former Pontins Holiday Cam	149	FY8 2SU	House	EOT	3 bed	SR	739	£ 170,000	£ 230.13	£ 185	£ 800	£ 99	£ 128,143	£ 151,292
0122034	921	921 Former Pontins Holiday Cam	150	FY8 2SU	House	EOT	3 bed	SR	761	£ 170,000	£ 223.47	£ 185	£ 800	£ 100	£ 128,143	£ 151,292
0122035	921	921 Former Pontins Holiday Cam	151	FY8 2SU	House	MT	3 bed	SR	761	£ 165,000	£ 216.90	£ 185	£ 800	£ 103	£ 128,143	£ 146,842
0122036	921	921 Former Pontins Holiday Cam	152	FY8 2SU	House	EOT	3 bed	SR	761	£ 170,000	£ 223.47	£ 185	£ 800	£ 101	£ 128,143	£ 151,292
0122037	921	921 Former Pontins Holiday Cam	153	FY8 2SU	House	SD	3 bed	SR	870	£ 185,000	£ 212.72	£ 196	£ 850	£ 104	£ 128,143	£ 164,641
0122038	921	921 Former Pontins Holiday Cam	154	FY8 2SU	House	SD	3 bed	SR	870	£ 185,000	£ 212.72	£ 196	£ 850	£ 104	£ 128,143	£ 164,641
0927D00040	927D	Aylesbury Village Phases 4.6 &	97	HP22 7AZ	House	SD	3 bed	AR	913	£ 335,000	£ 367.06	£ 300	£ 1,300	£ 222	£ 266,333	£ 298,172
0927D00041	927D	Aylesbury Village Phases 4.6 &	100	HP22 7AZ	House	SD	3 bed	AR	913	£ 335,000	£ 367.06	£ 300	£ 1,300	£ 222	£ 266,333	£ 298,172
0927d00042	927D	Aylesbury Village Phases 4.6 &	114	HP22 7AZ	House	SD	3 bed	AR	913	£ 335,000	£ 367.06	£ 300	£ 1,300	£ 240	£ 266,333	£ 298,172
0927d00062	927D	Aylesbury Village Phases 4.6 &	78	HP22 7AZ	House	SD	3 bed	AR	1055	£ 356,667	£ 338.20	£ 312	£ 1,350	£ 226	£ 266,333	£ 317,457
0927d00063	927D	Aylesbury Village Phases 4.6 &	79	HP22 7AZ	House	SD	3 bed	AR	913	£ 335,000	£ 367.06	£ 300	£ 1,300	£ 222	£ 266,333	£ 298,172
0927d00058	927D	Aylesbury Village Phases 4.6 &	74	HP22 7AZ	House	EOT	2 bed	AR	750	£ 320,000	£ 426.81	£ 242	£ 1,050	£ 194	£ 211,833	£ 284,821
0927d00059	927D	Aylesbury Village Phases 4.6 &	75	HP22 7AZ	House	MT	2 bed	AR	750	£ 315,000	£ 420.14	£ 242	£ 1,050	£ 184	£ 211,833	£ 280,371
0927d00060	927D	Aylesbury Village Phases 4.6 &	76	HP22 7AZ	House	MT	2 bed	AR	750	£ 315,000	£ 420.14	£ 242	£ 1,050	£ 184	£ 211,833	£ 280,371
0927d00061	927D	Aylesbury Village Phases 4.6 &	77	HP22 7AZ	House	EOT	2 bed	AR	750	£ 320,000	£ 426.81	£ 242	£ 1,050	£ 184	£ 211,833	£ 284,821
0927d00064	927D	Aylesbury Village Phases 4.6 &	90	HP22 7AZ	House	SD	4 bed	AR	1418	£ 425,000	£ 299.82	£ 369	£ 1,600	£ 295	£ 362,000	£ 378,278
0927d00065	927D	Aylesbury Village Phases 4.6 &	91	HP22 7AZ	House	SD	4 bed	AR	1418	£ 425,000	£ 299.82	£ 369	£ 1,600	£ 295	£ 362,000	£ 378,278
0927d00066	927D	Aylesbury Village Phases 4.6 &	93	HP22 7AZ	House	MT	3 bed	AR	913	£ 330,000	£ 361.58	£ 288	£ 1,250	£ 231	£ 266,333	£ 293,722
0927d00067	927D	Aylesbury Village Phases 4.6 &	94	HP22 7AZ	House	MT	2 bed	AR	750	£ 315,000	£ 420.14	£ 242	£ 1,050	£ 194	£ 211,833	£ 280,371
0154001	940	940 Warwick Road Banbury	199	OX16 1AA	Flat	Flat	2 bed	AR	779	£ 197,500	£ 253.62	£ 185	£ 800	£ 150	£ 157,500	£ 175,736
0154002	940	940 Warwick Road Banbury	200	OX16 1AA	Flat	Flat	2 bed	AR	779	£ 197,500	£ 253.62	£ 185	£ 800	£ 148	£ 157,500	£ 175,736
0154003	940	940 Warwick Road Banbury	201	OX16 1AA	Flat	Flat	1 bed	AR	557	£ 140,000	£ 251.44	£ 162	£ 700	£ 128	£ 128,250	£ 124,573
0154004	940	940 Warwick Road Banbury	202	OX16 1AA	Flat	Flat	1 bed	AR	557	£ 140,000	£ 251.44	£ 162	£ 700	£ 126	£ 128,250	£ 124,573
0154005	940	940 Warwick Road Banbury	203	OX16 1AA	Flat	Flat	1 bed	AR	557	£ 140,000	£ 251.44	£ 162	£ 700	£ 128	£ 128,250	£ 124,573
0154006	940	940 Warwick Road Banbury	204	OX16 1AA	Flat	Flat	1 bed	AR	557	£ 140,000	£ 251.44	£ 162	£ 700	£ 128	£ 128,250	£ 124,573
0154007	940	940 Warwick Road Banbury	205	OX16 1AA	House	SD	3 bed	AR	933	£ 280,000	£ 300.22	£ 231	£ 1,000	£ 194	£ 222,250	£ 249,145
0154008	940	940 Warwick Road Banbury	206	OX16 1AA	House	SD	3 bed	AR	933	£ 280,000	£ 300.22	£ 231	£ 1,000	£ 194	£ 222,250	£ 249,145
0154011	940	940 Warwick Road Banbury	281	OX16 1AA	House	D	2 bed	AR	746	£ 230,000	£ 308.42	£ 196	£ 850	£ 164	£ 179,000	£ 204,655
0154012	940	940 Warwick Road Banbury	282	OX16 1AA	House	SD	3 bed	AR	933	£ 280,000	£ 300.22	£ 231	£ 1,000	£ 197	£ 222,250	£ 249,145
0154013	940	940 Warwick Road Banbury	283	OX16 1AA	House	SD	3 bed	AR	933	£ 280,000	£ 300.22	£ 231	£ 1,000	£ 197	£ 222,250	£ 249,145
0157004	942	942 Uxbridge Phase 3C	480	UB8 2BD	Flat	Flat	1 bed	AR	714	£ 300,000	£ 419.90	£ 277	£ 1,200	£ 104	£ 155,000	£ 267,000
0200013	991	991 Gipping Mill Great Blaken	17	IP6 0LU	House	EOT	2 bed	AR	753	£ 215,000	£ 285.45	£ 179	£ 775	£ 140	£ 142,909	£ 191,328
0200014	991	991 Gipping Mill Great Blaken	18	IP6 0LU	House	MT	2 bed	AR	753	£ 210,000	£ 278.81	£ 179	£ 775	£ 140	£ 142,909	£ 186,879
0200015	991	991 Gipping Mill Great Blaken	19	IP6 0LU	House	MT	2 bed	AR	753	£ 210,000	£ 278.81	£ 179	£ 775	£ 140	£ 142,909	£ 186,879
0200016	991	991 Gipping Mill Great Blaken	20	IP6 0LU	House	EOT	2 bed	AR	753	£ 215,000	£ 285.45	£ 179	£ 775	£ 140	£ 142,909	£ 191,328
0200017	991	991 Gipping Mill Great Blaken	21	IP6 0LU	House	SD	2 bed	AR	753	£ 220,000	£ 292.09	£ 179	£ 775	£ 140	£ 142,909	£ 195,778
0200018	991	991 Gipping Mill Great Blaken	22	IP6 0LU	House	SD	2 bed	AR	753	£ 220,000	£ 292.09	£ 179	£ 775	£ 140	£ 142,909	£ 195,778
0200021	991	991 Gipping Mill Great Blaken	55	IP6 0LU	House	EOT	2 bed	AR	753	£ 215,000	£ 285.45	£ 179	£ 775	£ 140	£ 142,909	£ 191,328
0200022	991	991 Gipping Mill Great Blaken	56	IP6 0LU	House	MT	2 bed	AR	753	£ 210,000	£ 278.81	£ 179	£ 775	£ 140	£ 142,909	£ 186,879
0200023	991	991 Gipping Mill Great Blaken	57	IP6 0LU	House	EOT	2 bed	AR	753	£ 215,000	£ 285.45	£ 179	£ 775	£ 140	£ 142,909	£ 191,328
0200024	991	991 Gipping Mill Great Blaken	58	IP6 0LU	House	SD	3 bed	AR	861	£ 300,000	£ 348.51	£ 208	£ 900	£ 166	£ 177,000	£ 266,970
0200025	991	991 Gipping Mill Great Blaken	59	IP6 0LU	House	SD	3 bed	AR	861	£ 300,000	£ 348.51	£ 208	£ 900	£ 165	£ 177,000	£ 266,970
0200032	991	991 Gipping Mill Great Blaken	89	IP6 0LU	House	SD	2 bed	AR	753	£ 220,000	£ 292.09	£ 179	£ 775	£ 140	£ 142,909	£ 195,778
0200033	991	991 Gipping Mill Great Blaken	90	IP6 0LU	House	SD	2 bed	AR	753	£ 220,000	£ 292.09	£ 179	£ 775	£ 140	£ 142,909	£ 195,778
0168033	1109	1109 Hawthorne Drive Sandbach	122	CW11 4JH	Flat	SD	1 bed	AR	470	£ 145,000	£ 308.65	£ 127	£ 550	£ 102	£ 90,000	£ 90,000
0168034	1109	1109 Hawthorne Drive Sandbach	123	CW11 4JH	Flat	SD	1 bed	AR	470	£ 145,000	£ 308.65	£ 127	£ 550	£ 102	£ 90,000	£ 90,000
0168035	1109	1109 Hawthorne Drive Sandbach	124	CW11 4JH	Flat	SD	1 bed	AR	470	£ 145,000	£ 308.65	£ 127	£ 550	£ 102	£ 90,000	£ 90,000
0168036	1109	1109 Hawthorne Drive Sandbach	125	CW11 4JH	Flat	SD	1 bed	AR	470	£ 145,000	£ 308.65	£ 127	£ 550	£ 102	£ 90,000	£ 90,000
0015048	200B	200B Gilden Way	1099	CM17 0JA	Flat	SD	1 bed	AR	653	£ 240,000	£ 367.53	£ 213	£ 925	£ 171	£ 170,320	£ 206,268
0015071	200B	200B Gilden Way	1182	CM17 0JA	House	SD	2 bed	AR	689	£ 345,000	£ 500.73	£ 271	£ 1,175	£ 217	£ 247,500	£ 296,510
0015072	200B	200B Gilden Way	1183	CM17 0JA	House	SD	2 bed	AR	689	£ 345,000	£ 500.73	£ 271	£ 1,175	£ 217	£ 247,500	£ 296,510
0015092	200B	200B Gilden Way	1185	CM17 0JA	House	SD	3 bed	AR	931	£ 375,000	£ 402.79	£ 329	£ 1,425	£ 263	£ 311,000	£ 322,294
0025017	200C	200C Gilden Way	183	CM17 0JA	Flat	SD	1 bed	AR	539	£ 215,000	£ 398.89	£ 196	£ 850	£ 157	£ 165,571	£ 188,018
0025018	200C	200C Gilden Way	184	CM17 0JA	Flat	SD	1 bed	AR	539	£ 215,000	£ 398.89	£ 196	£ 850	£ 157	£ 165,571	£ 188,018
0025019	200C	200C Gilden Way	185	CM17 0JA	Flat	SD	1 bed	AR	539	£ 215,000	£ 398.89	£ 196	£ 850	£ 157	£ 165,571	£ 188,018
0025020	200C	200C Gilden Way	186	CM17 0JA	Flat	SD	2 bed	AR	630	£ 225,000	£ 357.14	£ 254	£ 1,100	£ 203	£ 216,000	£ 196,763
0025021	200C	200C Gilden Way	187	CM17 0JA	Flat	SD	2 bed	AR	630	£ 225,000	£ 357.14	£ 254	£ 1,100	£ 203	£ 216,000	£ 196,763
0025022	200C	200C Gilden Way	188	CM17 0JA	Flat	SD	2 bed	AR	630	£ 225,000	£ 357.14	£ 254	£ 1,100	£ 203	£ 216,000	£ 196,763
0025023	200C	200C Gilden Way	189	CM17 0JA	Flat	SD	2 bed	AR	630	£ 225,000	£ 357.14	£ 254	£ 1,100	£ 203	£ 216,000	£ 196,763
0025032	200C	200C Gilden Way	198	CM17 0JA	Flat	SD	1 bed	AR	550	£ 218,750	£ 397.73	£ 202	£ 875	£ 162	£ 165,571	£ 191,297
0025033	200C	200C Gilden Way	199	CM17 0JA	Flat	SD	1 bed	AR	550	£ 218,750	£ 397.73	£ 202	£ 875	£ 162	£ 165,571	£ 191,297
0025034	200C	200C Gilden Way	200	CM17 0JA	Flat	SD	1 bed	AR	550	£ 218,750	£ 397.73	£ 202	£ 875	£ 162	£ 165,571	£ 191,297
0025035	200C	200C Gilden Way	201	CM17 0JA	Flat	SD	1 bed	AR	550	£ 218,750	£ 397.73	£ 202	£ 875	£ 162	£ 165,571	£ 191,297
0025036	200C	200C Gilden Way	202	CM17 0JA	Flat	SD	2 bed	AR	762	£ 272,500	£ 357.61	£ 277	£ 1,200	£ 222	£ 216,000	£ 238,301

ID (UPRN)	Site No	Development Name	Plot ref	Postcode	Unit type	Unit position	Number of bedrooms	Tenure	Floor area (sq ft)	MV-VP	MV-VP per sq ft	Market Rent (pw)	Market Rent (pcm)	AR/SR rent (pw)	EUV-SH	MV-STT
0025037	200C	200C Gilden Way	203	CM17 0JA	Flat	SD	2 bed	AR	762	£ 272,500	£ 357.61	£ 277	£ 1,200	£ 222	£ 216,000	£ 238,301
0025038	200C	200C Gilden Way	204	CM17 0JA	Flat	SD	2 bed	AR	762	£ 272,500	£ 357.61	£ 277	£ 1,200	£ 222	£ 216,000	£ 238,301
0025039	200C	200C Gilden Way	205	CM17 0JA	Flat	SD	1 bed	AR	554	£ 215,000	£ 388.09	£ 202	£ 875	£ 162	£ 165,571	£ 188,018
0025040	200C	200C Gilden Way	206	CM17 0JA	Flat	SD	1 bed	AR	554	£ 215,000	£ 388.09	£ 202	£ 875	£ 162	£ 165,571	£ 188,018
0025041	200C	200C Gilden Way	207	CM17 0JA	Flat	SD	1 bed	AR	554	£ 215,000	£ 388.09	£ 202	£ 875	£ 162	£ 165,571	£ 188,018
0025042	200C	200C Gilden Way	208	CM17 0JA	Flat	SD	1 bed	AR	559	£ 217,000	£ 388.19	£ 202	£ 875	£ 162	£ 165,571	£ 189,767
0025043	200C	200C Gilden Way	209	CM17 0JA	Flat	SD	1 bed	AR	559	£ 217,000	£ 388.19	£ 202	£ 875	£ 162	£ 165,571	£ 189,767
0025044	200C	200C Gilden Way	210	CM17 0JA	Flat	SD	1 bed	AR	559	£ 217,000	£ 388.19	£ 202	£ 875	£ 162	£ 165,571	£ 189,767
0200E00015	200E	Harlow	1181	CM17 0JA	House	SD	3 bed	AR	865	£ 330,000	£ 381.46	£ 312	£ 1,350	£ 249	£ 291,500	£ 286,367
0200E00016	200E	Harlow	1184	CM17 0JA	House	SD	3 bed	AR	865	£ 330,000	£ 381.46	£ 312	£ 1,350	£ 249	£ 291,500	£ 286,367
002014A00002	2014A	Park Farm South East	44	TN25 7AE	Flat	SD	1 bed	AR	744	£ 225,000	£ 302.57	£ 179	£ 775	£ 143	£ 149,500	£ 200,222
002014A00003	2014A	Park Farm South East	51	TN25 7AE	Flat	SD	1 bed	AR	744	£ 225,000	£ 302.57	£ 179	£ 775	£ 143	£ 149,500	£ 200,222
002014A00004	2014A	Park Farm South East	56	TN25 7AE	House	SD	2 bed	AR	849	£ 270,000	£ 318.16	£ 219	£ 950	£ 175	£ 194,500	£ 240,266
002014A00005	2014A	Park Farm South East	57	TN25 7AE	House	SD	2 bed	AR	849	£ 270,000	£ 318.16	£ 219	£ 950	£ 175	£ 194,500	£ 240,266
002014A00034	2014A	Park Farm South East	40	TN25 7AE	House	SD	3 bed	AR	929	£ 360,000	£ 387.69	£ 271	£ 1,175	£ 217	£ 257,500	£ 320,354
002014A00035	2014A	Park Farm South East	41	TN25 7AE	House	SD	3 bed	AR	929	£ 355,000	£ 382.30	£ 271	£ 1,175	£ 217	£ 257,500	£ 315,905
002014A00036	2014A	Park Farm South East	42	TN25 7AE	House	SD	3 bed	AR	929	£ 355,000	£ 382.30	£ 271	£ 1,175	£ 217	£ 257,500	£ 315,905
002014A00037	2014A	Park Farm South East	43	TN25 7AE	House	SD	3 bed	AR	929	£ 360,000	£ 387.69	£ 271	£ 1,175	£ 217	£ 257,500	£ 320,354
000238900007	2389	Tilden Gill Tenterden	10	TN30 7BQ	Flat	SD	2 bed	AR	764	£ 262,500	£ 343.60	£ 208	£ 900	£ 166	£ 181,750	£ 233,590
000238900008	2389	Tilden Gill Tenterden	11	TN30 7BQ	Flat	SD	2 bed	AR	764	£ 262,500	£ 343.60	£ 208	£ 900	£ 166	£ 181,750	£ 233,590
000238900009	2389	Tilden Gill Tenterden	12	TN30 7BQ	Flat	SD	2 bed	AR	764	£ 262,500	£ 343.60	£ 208	£ 900	£ 166	£ 181,750	£ 233,590
000238900010	2389	Tilden Gill Tenterden	13	TN30 7BQ	Flat	SD	2 bed	AR	764	£ 262,500	£ 343.60	£ 208	£ 900	£ 166	£ 181,750	£ 233,590
000238900011	2389	Tilden Gill Tenterden	14	TN30 7BQ	Flat	SD	1 bed	AR	563	£ 215,000	£ 382.05	£ 173	£ 750	£ 138	£ 143,000	£ 191,321
000238900012	2389	Tilden Gill Tenterden	15	TN30 7BQ	Flat	SD	1 bed	AR	563	£ 215,000	£ 382.05	£ 173	£ 750	£ 138	£ 143,000	£ 191,321
000284500018	2845	Wakefield City Fields - Phases	11	WF1 4AL	House	SD	2 bed	SR	670	£ 175,000	£ 261.30	£ 162	£ 700	£ 90	£ 87,000	£ 155,855
000284500032	2845	Wakefield City Fields - Phases	9	WF1 4AL	House	SD	3 bed	SR	740	£ 205,000	£ 277.14	£ 179	£ 775	£ 101	£ 109,500	£ 182,573
000284500033	2845	Wakefield City Fields - Phases	10	WF1 4AL	House	SD	3 bed	SR	740	£ 205,000	£ 277.14	£ 179	£ 775	£ 101	£ 109,500	£ 182,573
000311400011	3114	Green Road Haughley	81	IP14 3QZ	House	SD	2 bed	AR	850	£ 230,000	£ 270.59	£ 173	£ 750	£ 138	£ 140,000	£ 205,000
0034000042	340	340 Hitchin Road Lower Stondo	126	SG16 6EG	House	SD	3 bed	AR	830	£ 375,000	£ 452.06	£ 265	£ 1,150	£ 212	£ 238,000	£ 333,698
0034000048	340	340 Hitchin Road Lower Stondo	132	SG16 6EG	House	SD	2 bed	AR	702	£ 325,000	£ 462.76	£ 231	£ 1,000	£ 185	£ 203,400	£ 289,205
1605001	605	Copperfield Road Phase 1 & 2 C	81	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605002	605	Copperfield Road Phase 1 & 2 C	82	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605003	605	Copperfield Road Phase 1 & 2 C	83	CM1 4UZ	House	SD	4 bed	AR	1227	£ 600,000	£ 489.14	£ 335	£ 1,450	£ 268	£ 323,000	£ 534,013
1605004	605	Copperfield Road Phase 1 & 2 C	84	CM1 4UZ	House	SD	3 bed	AR	999	£ 427,500	£ 428.13	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605014	605	Copperfield Road Phase 1 & 2 C	38	CM1 4UZ	House	SD	2 bed	AR	1087	£ 410,000	£ 377.27	£ 300	£ 1,300	£ 240	£ 279,000	£ 364,909
1605015	605	Copperfield Road Phase 1 & 2 C	39	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605016	605	Copperfield Road Phase 1 & 2 C	40	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605017	605	Copperfield Road Phase 1 & 2 C	41	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605018	605	Copperfield Road Phase 1 & 2 C	42	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605019	605	Copperfield Road Phase 1 & 2 C	62	CM1 4UZ	Flat	SD	1 bed	AR	508	£ 220,000	£ 433.18	£ 190	£ 825	£ 152	£ 159,200	£ 195,805
1605020	605	Copperfield Road Phase 1 & 2 C	63	CM1 4UZ	Flat	SD	2 bed	AR	663	£ 270,000	£ 407.35	£ 225	£ 975	£ 180	£ 197,000	£ 240,306
1605021	605	Copperfield Road Phase 1 & 2 C	64	CM1 4UZ	Flat	SD	1 bed	AR	508	£ 220,000	£ 433.18	£ 190	£ 825	£ 152	£ 159,200	£ 195,805
1605022	605	Copperfield Road Phase 1 & 2 C	65	CM1 4UZ	Flat	SD	1 bed	AR	508	£ 220,000	£ 433.18	£ 190	£ 825	£ 152	£ 159,200	£ 195,805
1605023	605	Copperfield Road Phase 1 & 2 C	66	CM1 4UZ	Flat	SD	2 bed	AR	662	£ 270,000	£ 408.02	£ 225	£ 975	£ 180	£ 197,000	£ 240,306
1605024	605	Copperfield Road Phase 1 & 2 C	67	CM1 4UZ	Flat	SD	1 bed	AR	508	£ 220,000	£ 433.18	£ 190	£ 825	£ 152	£ 159,200	£ 195,805
1605025	605	Copperfield Road Phase 1 & 2 C	68	CM1 4UZ	Flat	SD	2 bed	AR	662	£ 270,000	£ 408.02	£ 225	£ 975	£ 180	£ 197,000	£ 240,306
1605026	605	Copperfield Road Phase 1 & 2 C	69	CM1 4UZ	Flat	SD	1 bed	AR	508	£ 220,000	£ 433.18	£ 190	£ 825	£ 152	£ 159,200	£ 195,805
1605027	605	Copperfield Road Phase 1 & 2 C	43	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605028	605	Copperfield Road Phase 1 & 2 C	44	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605029	605	Copperfield Road Phase 1 & 2 C	45	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605030	605	Copperfield Road Phase 1 & 2 C	46	CM1 4UZ	House	SD	3 bed	AR	990	£ 427,500	£ 431.85	£ 300	£ 1,300	£ 240	£ 279,091	£ 380,484
1605031	605	Copperfield Road Phase 1 & 2 C	47	CM1 4UZ	House	SD	4 bed	AR	1496	£ 620,000	£ 414.54	£ 346	£ 1,500	£ 277	£ 323,000	£ 551,813
0138001	635	635 Beaumont School St Albans	1	AL4 0XG	House	SD	2 bed	AR	695	£ 465,000	£ 669.06	£ 346	£ 1,500	£ 277	£ 329,667	£ 413,875
0138002	635	635 Beaumont School St Albans	2	AL4 0XG	House	SD	2 bed	AR	695	£ 460,000	£ 661.87	£ 346	£ 1,500	£ 277	£ 329,667	£ 409,425
0138003	635	635 Beaumont School St Albans	3	AL4 0XG	House	SD	2 bed	AR	695	£ 465,000	£ 669.06	£ 346	£ 1,500	£ 277	£ 329,667	£ 413,875
0138004	635	635 Beaumont School St Albans	4	AL4 0XG	Flat	SD	2 bed	AR	638	£ 355,000	£ 556.43	£ 300	£ 1,300	£ 240	£ 262,063	£ 315,969
0138010	635	635 Beaumont School St Albans	10	AL4 0XG	Flat	SD	2 bed	AR	650	£ 355,000	£ 546.15	£ 300	£ 1,300	£ 240	£ 262,063	£ 315,969
0138011	635	635 Beaumont School St Albans	11	AL4 0XG	Flat	SD	2 bed	AR	650	£ 355,000	£ 546.15	£ 300	£ 1,300	£ 240	£ 262,063	£ 315,969
0138012	635	635 Beaumont School St Albans	12	AL4 0XG	Flat	SD	2 bed	AR	650	£ 355,000	£ 546.15	£ 300	£ 1,300	£ 240	£ 262,063	£ 315,969
0138013	635	635 Beaumont School St Albans	13	AL4 0XG	Flat	SD	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 258	£ 262,063	£ 329,320
0138014	635	635 Beaumont School St Albans	14	AL4 0XG	Flat	SD	2 bed	AR	775	£ 370,000	£ 477.42	£ 323	£ 1,400	£ 258	£ 262,063	£ 329,320
0138030	635	635 Beaumont School St Albans	86	AL4 0XG	House	SD	4 bed	AR	1162	£ 775,000	£ 666.95	£ 485	£ 2,100	£ 388	£ 481,000	£ 689,791
0138031	635	635 Beaumont School St Albans	87	AL4 0XG	House	SD	3 bed	AR	874	£ 685,000	£ 783.75	£ 369	£ 1,600	£ 295	£ 355,000	£ 609,687
0138032	635	635 Beaumont School St Albans	88	AL4 0XG	House	SD	3 bed	AR	874	£ 685,000	£ 783.75	£ 369	£ 1,600	£ 295	£ 355,000	£ 609,687
0927d00068	927D	Aylesbury Village Phases 4.6 &	95	HP22 7AZ	House	SD	2 bed	AR	750	£ 320,000	£ 426.81	£ 242	£ 1,050	£ 194	£ 211,833	£ 284,821

Appendix 4 Scheme Proformas

Deutsche Bank AG	October 2021

Site 1, Warboys, Cambridgeshire

S i t e 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Fyson Way Warboys Cambridgeshire PE28 2JP	Developer	Bellway Homes Limited
Site Description

The wider site known as The Furrows, is located just to the south of Warboys town centre, and close to the A141 which connects Warboys to nearby Chatteris and Huntingdon. The subject units are part of the wider Bellway site which delivers a collection of 3, 4 and 5 bedroom housing in a new suburban housing estate. Upon inspection, it was noted that all the affordable homes have been completed and are occupied. These homes, located on Fyson Way overlook an area of Warboys Sports and Social Club giving views out over green space. Properties 34-40 have 2 x allocated parking spaces to the front of the homes, whereas houses 42-52 have parking to the rear of the properties, in an area surface parking. Parking is still allocated to each house in the rear parking area but properties have to then be accessed from either the front door or a back gate that leads from the garden.

Main vehicular access to the scheme is from Forge Way/Farriers Way along the northern boundary of the site, a small residential road that branches from the main high street road B1040. Upon entry to Forge Way there are a number of bungalows, which follows into an area of townhouses and 2-story dwellings prior to reaching the Bellway site. The area around the site is residential to the north and then boarded by fields to the east, west and southern boundaries. Construction on the first phase of development is complete with all the subject properties completed and occupied (from car parking and resident activity noted during inspection). To the south of the site, there is an area of hoarding and site activity, with construction started on the second phase of delivery. All affordable units (subject units) complete and occupied

Unit Mix	Unit type		Count
	1 - 1-bed - Flat		4
	1 - 2-bed - Flat		2
	1 - 3-bed - SD		4
	Total		10
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1 - 1-bed - Flat	£160,000
1 - 2-bed - Flat	£200,000
1 - 3-bed - SD	£315,000

This equates to an aggregate Market Value Subject to Vacant Possession of £2,300,000.
3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1 - 1-bed - Flat	£625	£7,500
1 - 2-bed - Flat	£775	£9,300
1 - 3-bed - SD	£1,000	£12,000

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £96,600 per annum.

S i t e 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 11, Waddington, Lincolnshire

S i t e 1 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Cole Avenue / Skaith Close Waddington Lincolnshire LN5 9TF	Developer	Jelson Homes
Site Description

The wider site known as Havenfields is delivered by a Jelson Homes. Located in Waddington, approximately 4 and a half miles from Central Lincoln, the site fronts onto the A607 (Grantham Road). The site is accessed via two vehicular access routes from Grantham Road. The subject units are located along the eastern boundary of the site. Each property has allocated parking to the front of the house. Construction is complete on all of the subject homes, with some occupied but upon inspection, full occupation wasn’t obvious. At the north-eastern portion of the site is ongoing construction on a new phase of delivery and there was some construction traffic present at the site during the inspection. The ironworks were still raised at the time of inspection, with final road surfaces to be complete.

The northern and southern boundaries of the site are bordered by pre-existing residential housing. The A607 runs along the western boundary of the site and Greenfield land bounds the eastern boundary. Advertising hoarding is present at the site. Construction on the subject units is completed and there appears to be some occupation at the site, but there did not appear to be tenants in all of the homes. Construction was ongoing on the wider site at the time of inspection.

Unit Mix	Unit type		Count
	11 - 2-bed - D		2
	11 - 2-bed - SD		2
	11 - 3-bed - SD		10
	Total		14
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
11 - 2-bed - D	£207,500
11 - 2-bed - SD	£190,000
11 - 3-bed - SD	£225,000
This equates to an aggregate Market Value Subject to Vacant Possession of £3,045,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
11 - 2-bed - D	£688	£8,250
11 - 2-bed - SD	£650	£7,800
11 - 3-bed - SD	£825	£9,900
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £131,100 per annum.

S i t e 1 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 14, Wimborne, Dorset

S i t e 1 4
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Lonsdale Road Wimborne Dorset BH21 2GD	Developer	Barratt Homes
Site Description

Wimborne Minster is a market town with a resident population of approximately 7,014 persons (2011 Census), located 11 km (7 miles) north of Poole, 18 km (11 miles) north west of Bournemouth and 37 km (23 miles) east of Dorchester. Wimborne has a primary school, a middle school, a secondary school/sixth form college and a leisure centre. Wimborne provides a range of local retail facilities and amenities for the surrounding residential area whilst a more extensive range of retail facilities can be found within Poole or Bournemouth itself. Retailers within Wimborne town centre include WH Smith, Clarks, Crew Clothing, Superdrug, M&Co, Fat Face and Waitrose and Co-Op supermarkets.

The Property is located approximately 8 km (5 miles) from Poole Railway Station. The wider site has planning permission for 305 units which is being delivered jointly by BDW and Barratt Homes. Construction started in 2019 and a number of units are completed and occupied. The development is being delivered by Barratt David Wilson and Barrat Homes. The subject units are located in to two areas. Plots 297 to 305 and 86 to 89 are located to the north western part of the development and at the time of inspection were completed but vacant.

Unit Mix	Unit type		Count
	14 - 1-bed - SD		2
	14 - 2-bed - SD		4
	14 - 3-bed - MT		3
	Total		9
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
14 - 1-bed - SD	£265,000
14 - 2-bed - SD	£330,000
14 - 3-bed - MT	£375,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,975,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
14 - 1-bed - SD	£850	£10,200
14 - 2-bed - SD	£1,150	£13,800
14 - 3-bed - MT	£1,450	£17,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £127,800 per annum.

S i t e 1 4
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 36, Kingston upon Thames, Greater London

S i t e 3 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Fassett Road Kingston upon Thames Greater London KT1 2FJ	Developer	James Taylor Group
Site Description

The site is known as 36 Antoinette Hotel and has been developed by James Taylor Group. The site is located 1.06km south of Kingston town centre. Kingston is located approximately 16.4km south west of Charing Cross, 8.8km north of Epsom and 20.8km north west of Woking. The closest train station is Kingston which provides regular services to London Waterloo (30 minutes). The nearest airport is Heathrow Airport (12.5km).

The units are located on Fassett Road, a residential street of mostly Georgian and Victorian detached and semi-detached villas. Kingston University Penrhyn Road Campus is located to the north of Fassett Road. The site is being marketed as The Harriers and will provide 60 apartments as well as a concierge, private gym, underground parking and a landscaped garden. Construction is complete on the development with the affordable housing elements inspected completed.

Unit Mix	Unit type		Count
	36 - 1-bed - Flat		2
	36 - 2-bed - Flat		4
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
36 - 1-bed - Flat	£365,000
36 - 2-bed - Flat	£535,000

This equates to an aggregate Market Value Subject to Vacant Possession of £2,870,000.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
36 - 1-bed - Flat	£1,250	£15,000
36 - 2-bed - Flat	£1,550	£18,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £104,400 per annum.

S i t e 3 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 69, Lutterworth, Leicestershire

S i t e 6 9
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Blakenhall Drive / Park Road Lutterworth Leicestershire LE17 4FQ	Developer	Mulberry Homes
Site Description

Kingsbury Park is located at the western fringe of the market town of Lutterworth. The site lies west of Coventry Road off which access to the development is obtained. The closest ‘A’ road is the A4303, which is approximately a quarter of a mile south of the development. Kingsbury Park is a multi-phased development occupying a total area of 45.09 acres. It is proposed the development will deliver up to 250 units. The affordable units being valued are mainly located on the north eastern fring of the development with another unit on the western fringe. All were complete at the time of inspection.

Unit Mix	Unit type		Count
	69 - 2-bed - SD		8
	69 - 4-bed - D		2
	Total		10
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
69 - 2-bed - SD	£200,000
69 - 4-bed - D	£427,950
This equates to an aggregate Market Value Subject to Vacant Possession of £2,455,900.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
69 - 2-bed - SD	£800	£9,600
69 - 4-bed - D	£1,200	£14,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £105,600 per annum.

S i t e 6 9
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 87, Breadsall, Derbyshire

S i t e 8 7
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Beards Wood / Stuble Drive Breadsall Derbyshire DE21 4TZ	Developer	Redrow
Site Description

Durose Country Park is located at the northern fringe of the City of Derby, west of the suburb of Oakwood. The site lies west of the A608 (Mansfield Road), which provides access to the development. The A38 dual carriageway lies north of the development, which in turn connects with the M1 motorway at Junction 28. The development site occupies a total area of 24.8 acres; delivering 230 units. The subject plots are situated towards the north eastern quarter of the total development site. All were complete at the time of inspection.

Unit Mix	Unit type		Count
	87 - 2-bed - EOT		4
	87 - 2-bed - MT		3
	87 - 2-bed - SD		2
	87 - 3-bed - MT		1
	87 - 4-bed - SD		2
	Total		12
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
87 - 2-bed - EOT	£186,250
87 - 2-bed - MT	£183,333
87 - 2-bed - SD	£185,000
87 - 3-bed - MT	£305,000
87 - 4-bed - SD	£250,000

This equates to an aggregate Market Value Subject to Vacant Possession of £2,470,000.
3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
87 - 2-bed - EOT	£618	£7,410
87 - 2-bed - MT	£628	£7,540
87 - 2-bed - SD	£585	£7,020
87 - 3-bed - MT	£795	£9,540
87 - 4-bed - SD	£975	£11,700

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £99,240 per annum.

S i t e 8 7
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 88, Buxton, Derbyshire

S i t e 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Church Meadow Buxton Derbyshire SK17 9HS	Developer	Keepmoat Homes
Site Description

Foxlow Fields is located at the southern fringe of the town of Buxton. The site lies west of the A515, off which access to the development is obtained. The A515 provides access to Buxton, which lies approximately one and a half miles north. The Foxlow Fields development occupies a total area of 42.08 acres; delivering 395 units. The two subject plots are located towards the north eastern fringe of the development, off the main spine road which leads from the A515 into the site.

Unit Mix	Unit type		Count
	88 - 2-bed - SD		2
	Total		2
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
88 - 2-bed - SD	£180,000

This equates to an aggregate Market Value Subject to Vacant Possession of £360,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
88 - 2-bed - SD	£700	£8,400

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £16,800 per annum.

S i t e 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 89, Wakefield, West Yorkshire

S i t e 8 9
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Blackwell Crescent Wakefield West Yorkshire WF1 4GA	Developer	Redrow
Site Description

The wider site, known as City Fields is located to the North East of Wakefield. The site is equidistant between the M1 to the South West and M62 to the North. City Fields is a 375 hectare area of land, owned by five main land holders: City Fields Housing Consortium, Wakefield Council, Keyland, and Stretton Estates and each landowner will develop their own sites. The link road, the A6194 runs through the centre of the site, the subject properties are located on the Redrow Development, to the North of the link road. The entrance is about 200m from the roundabout allowing access to the site.

There is a completed new relief road which connects through the whole area, enabling house building to commence. Homes are already being delivered at the North end of the site by Miller Homes, Bellway and Redrow. The majority of properties on the Redrow site have been completed and have tenants in place. All of the terraces and semi-detached housing units along Blackwell Crescent are completed. Site 89 is very close to site 2845, located on the other side of the Warefield Eastern Relief Road.

Unit Mix	Unit type		Count
	89 - 2-bed - MT		2
	89 - 3-bed - EOT		2
	89 - 3-bed - SD		2
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
89 - 2-bed - MT	£215,000
89 - 3-bed - EOT	£250,000
89 - 3-bed - SD	£250,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,430,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
89 - 2-bed - MT	£750	£9,000
89 - 3-bed - EOT	£800	£9,600
89 - 3-bed - SD	£800	£9,600

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £56,400 per annum.

S i t e 8 9
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 90, Leicester, Leicestershire

S i t e 9 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Storer Road Leicester Leicestershire LE7 7YH	Developer	Keepmoat
Site Description

Gynsill Gate is located at the north western fringe of the city of Leicester in a position south of the village of Anstey and north of the suburban village of Glenfield. The site lies north west of Gynsill Lane, off which access to the development is obtained. The closest ‘A’ road is the A46, which is approximately half a mile north east of the development. The Gynsill Lane development occupies a total area of 6.16 gross acres, delivering 43 units. The subject plots are located towards at the northern fringe of the development.

Unit Mix	Unit type		Count
	90 - 2-bed - EOT		1
	90 - 2-bed - MT		1
	90 - 2-bed - SD		2
	Total		4
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
90 - 2-bed - EOT	£230,000
90 - 2-bed - MT	£235,000
90 - 2-bed - SD	£245,000
This equates to an aggregate Market Value Subject to Vacant Possession of £955,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
90 - 2-bed - EOT	£800	£9,600
90 - 2-bed - MT	£775	£9,300
90 - 2-bed - SD	£800	£9,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £38,100 per annum.

S i t e 9 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 101, Houghton Conquest, Bedfordshire

S i t e 1 0 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Four Acre / Sheepcote Edge / The Paddocks Houghton Conquest Bedfordshire MK45 3GL	Developer	Abbey Developments
Site Description

Site 101, also known as Tavistock Place, is an Abbey Homes development located to the west of Wixams, 3 miles south of Bedford and 14 miles east of Milton Keynes. This parcel is bound to the west by the B530 which is an existing road connecting Bedford to the north and Ampthill to the south. To the north, the parcel is bound by the Station Access street and to the south lies open land. Wixams is a new town which has been under construction since early 2007 and will ultimately consist in four villages, each with its own town centre. Site 101 is located within Village 4. The much wider Wixams development, which incorporates a mixed-use town centre, supported by further local centres will provide the necessary amenities, education and leisure facilities. The properties appear to be in Flood Zone 1. The subject units are located to the eastern boundary of the site. The units on Sheepcote Edge are equipped with allocated off-street parking, and the units on Four Acre Drive have ample on-street parking space. Construction is underway to the subject phase with houses and flats complete to varying degrees. The affordable units appear to be complete with some residents moved in.

Unit Mix	Unit type		Count
	101 - 2-bed - EOT		2
	101 - 2-bed - MT		2
	101 - 2-bed - SD		4
	101 - 3-bed - EOT		2
	Total		10
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
101 - 2-bed - EOT	£275,000
101 - 2-bed - MT	£260,000
101 - 2-bed - SD	£275,000
101 - 3-bed - EOT	£315,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,800,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
101 - 2-bed - EOT	£875	£10,500
101 - 2-bed - MT	£863	£10,350
101 - 2-bed - SD	£875	£10,500
101 - 3-bed - EOT	£1,200	£14,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £112,500 per annum.

S i t e 1 0 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 103, Stamford, Lincolnshire

S i t e 1 0 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Barrowfield Drive Stamford Lincolnshire PE9 3FA	Developer	Taylor Wimpey
Site Description

The wider site known as Lamberts Place, delivered by Taylor Wimpey is located to the west of Stamford town centre. A popular location, the site is well located, just 100m from the A1 Tinwell junction which offers access to the North and London along a busy national route. Lamberts Place is a fully complete development, with no workforce/construction traffic noted upon inspection. The subject units are roughly centralised on the site and can be accessed from the main arterial road that runs the length of the development, Barrowfield Drive. The site does have some road noise from the proximity to the A1. The site has two main vehicular access points, one located along the northern boundary off A606 Empingham Road and the second along the southern boundary A6121 Tinwell Road. The eastern boundary of the site is bordered by pre-existing residential houses and the A1 borders the site along the western boundary.

Properties 2-8 are quad flats, with parking provided to the rear of the properties. Properties 10-14 are terraced houses and have allocated parking spaces to the front of the properties. Construction across the scheme appears to have completed with no construction traffic noted at the time of inspection. All homes appear to be occupied with car parking and resident activity noted during the inspection.

Unit Mix	Unit type		Count
	103 - 2-bed - Flat		4
	103 - 3-bed - EOT		2
	103 - 3-bed - MT		1
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
103 - 2-bed - Flat	£177,500
103 - 3-bed - EOT	£300,000
103 - 3-bed - MT	£290,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,600,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
103 - 2-bed - Flat	£738	£8,850
103 - 3-bed - EOT	£875	£10,500
103 - 3-bed - MT	£875	£10,500
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £66,900 per annum.

S i t e 1 0 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 105, Alcester, Warwickshire

S i t e 1 0 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Damson Way / Laxton Way Alcester Warwickshire B50 4NB	Developer	Miller Homes
Site Description

The site is situated in the village of Bidford-on-Avon located to the east of Stratford-upon-Avon. A suburban village with links to the A46 which leads to the M40 to the west and Worcestershire to the west. The site is part of a area of land acquired by Miller Homes. The affordable housing element is located towards the end of the development on Damson Way and Laxton Way.

Main vehicle access is via Waterloo Road to the north of Bidford-on-Avon town centre. Access from the west is via Wellington Road which leads to a commercial/industrial estate to the west. The wider area is within a semi-rural location with scenic areas and private residential properties of high value. Construction is complete to the subject phase with all houses complete to varying degrees. Terraced houses and semi-detached affordable housing units along Laxton Way and Damson way are complete. However, the construction is still underway to the east side of the estate, at the stage of timber roofs installed.

Unit Mix	Unit type		Count
	105 - 1-bed - Flat		2
	105 - 2-bed - EOT		4
	105 - 2-bed - MT		4
	105 - 3-bed - EOT		11
	105 - 3-bed - MT		4
	Total		25
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
105 - 1-bed - Flat	£132,500
105 - 2-bed - EOT	£230,000
105 - 2-bed - MT	£227,500
105 - 3-bed - EOT	£275,000
105 - 3-bed - MT	£272,500
This equates to an aggregate Market Value Subject to Vacant Possession of £6,210,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
105 - 1-bed - Flat	£510	£6,120
105 - 2-bed - EOT	£750	£9,000
105 - 2-bed - MT	£750	£9,000
105 - 3-bed - EOT	£900	£10,800
105 - 3-bed - MT	£1,150	£13,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £258,240 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 122, Bury St. Edmunds, Suffolk

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Chase Avenue / Chase Avenue / Eagle Close Bury St. Edmunds Suffolk IP28 1AE	Developer	Barratt Homes
Site Description

The scheme known as Chase Avenue, is located in the north of Red Lodge, a large village to the north of Bury St Edmunds in the county of Suffolk. The subject units are part of the wider Barratt Homes site which comprises a range of housing in a new suburban housing estate. The site is bordered by the A11 to along its western boundary, which is accessible 0.3km to the north east. This key dual carriageway provides direct road links to Thetford and Norwich to the north and Cambridge via the A14 to the south.

Upon inspection, it was noted that all the affordable homes have been completed and the majority are occupied, with two unoccupied. The homes are concentrated around the north eastern most corner of the scheme, at the end of Chase Avenue which forms the main estate road running from Elms Road at the south. Construction traffic was noted at the time of inspection, and it was evident that further areas of development were under construction at the western most part of the scheme.

The flats are situated in a three storey corner block facing on to a parking forecourt. The houses comprise a mix of semi-detached and terraced two storey properties that face west towards the A11. Five of the houses are accessed via a separate surfaced access way leading west off a hammerhead junction on Chase Avenue, and two are accessed from the parking forecourt fronting the block of flats.

Unit Mix	Unit type		Count
	122 - 1-bed - Flat		6
	122 - 1-bed - SD		2
	122 - 2-bed - EOT		1
	122 - 2-bed - Flat		3
	122 - 2-bed - Maisonette		1
	122 - 2-bed - MT		1
	122 - 4-bed - EOT		1
	122 - 4-bed - SD		2
	Total		17
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
122 - 1-bed - Flat	£135,000
122 - 1-bed - SD	£150,000
122 - 2-bed - EOT	£232,500
122 - 2-bed - Flat	£185,000
122 - 2-bed - Maisonette	£200,000
122 - 2-bed - MT	£227,500
122 - 4-bed - EOT	£335,000
122 - 4-bed - SD	£340,000
This equates to an aggregate Market Value Subject to Vacant Possession of £3,340,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
122 - 1-bed - Flat	£725	£8,700
122 - 1-bed - SD	£800	£9,600
122 - 2-bed - EOT	£1,050	£12,600
122 - 2-bed - Flat	£925	£11,100
122 - 2-bed - Maisonette	£950	£11,400
122 - 2-bed - MT	£1,000	£12,000
122 - 4-bed - EOT	£1,350	£16,200
122 - 4-bed - SD	£1,350	£16,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £189,300 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 131, Tamworth, Staffordshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Lillingstone Avenue Tamworth Staffordshire B79 8NR	Developer	Persimmons
Site Description

The site is situated north of Tamworth in the village of Coton Green. The site is part of an area of land acquired by Persimmon Homes. The affordable housing element is located towards the end of the site on Lillingstone Avenue.

Main vehicle access is via Coton Lane, which leads onto the A51 to Lichfield. Construction is near completion to the subject phase with all houses complete to varying degrees. All houses on the site including the terraced affordable housing units are complete.

Unit Mix	Unit type		Count
	131 - 2-bed - EOT		8
	131 - 2-bed - MT		7
	Total		15
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
131 - 2-bed - EOT	£195,000
131 - 2-bed - MT	£192,500
This equates to an aggregate Market Value Subject to Vacant Possession of £2,907,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
131 - 2-bed - EOT	£750	£9,000
131 - 2-bed - MT	£750	£9,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £135,000 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 132, Bury St. Edmunds, Suffolk

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Rendell Crescent / Rendell Crescent Bury St. Edmunds Suffolk IP32 6FH	Developer	Barratt Homes
Site Description

Marham Park is a large strategic extension to the north west of Bury St Edmunds in the county of Suffolk, which is being delivered by a number of housebuilders. The subject element being delivered by Barratt Homes is located at the northern part of the wider Marham Park scheme. The subject units are situated to the west of Sandlands Drive, which is an estate road connecting the subject part of the scheme to the wider estate road network to the south west. The site is bordered by a road bypass known as Markham Parkway to the west, which runs from the A1101 to the north to the A14 to the south. The A14 dual carriageway provides direct road links to Ipswich to the east and Cambridge to the west.

Upon inspection, it was noted that all the affordable homes have been completed and were unoccupied. The homes are concentrated around the southern-most part of the subject phase of development. Construction traffic was noted at the time of inspection, and it was evident that further areas of development were under construction to the east and south of the subject units.

Flats 1 – 9 Rendell Crescent are situated in a three storey block overlooking Sandlands Drive. There is a parking court located directly to the west of the block. Flat 1A Rendel Crescent is a larger flat over two garage units. Properties 3 – 11 Rendell Crescent (odds) are terraced and semi-detached houses and have allocated parking spaces within close proximity.

Unit Mix	Unit type		Count
	132 - 1-bed - Flat		6
	132 - 2-bed - D		1
	132 - 2-bed - EOT		1
	132 - 2-bed - Flat		3
	132 - 2-bed - MT		1
	132 - 2-bed - SD		1
	132 - 3-bed - EOT		1
	132 - 3-bed - SD		1
	Total		15
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
132 - 1-bed - Flat	£150,000
132 - 2-bed - D	£260,000
132 - 2-bed - EOT	£252,500
132 - 2-bed - Flat	£190,000
132 - 2-bed - MT	£250,000
132 - 2-bed - SD	£255,000
132 - 3-bed - EOT	£317,500
132 - 3-bed - SD	£320,000

This equates to an aggregate Market Value Subject to Vacant Possession of £3,125,000.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
132 - 1-bed - Flat	£600	£7,200
132 - 2-bed - D	£800	£9,600
132 - 2-bed - EOT	£825	£9,900
132 - 2-bed - Flat	£650	£7,800
132 - 2-bed - MT	£825	£9,900
132 - 2-bed - SD	£825	£9,900
132 - 3-bed - EOT	£1,150	£13,800
132 - 3-bed - SD	£1,150	£13,800

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £133,500 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 136, Fenstanton, Cambridgeshire

                            S i t e      1 3 6

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

1. SITE DETAILS
Address	Crest Drive Fenstanton Cambridgeshire PE28 9BR	Developer	Morris Homes (Midlands) Limited
Site Description

The wider site known as Crown Place at Cambridge Road is located in the well connected, quiet village of Fenstanton. Fenstanton is located approximately 2 miles south of St Ives within the district of Huntingdonshire. Located within half a mile of the village centre, the development is well situated for accessing the local amenities of Fenstanton. Cambridge Road, also offers a direct link to the A14 which services Cambridgeshire, Huntingdonshire and Suffolk.

Delivered by Morris Homes, all of the subject homes are complete and appear to be occupied. The road surfaces have been finished at the site and no raised ironworks remain. The apartments have allocated parking to the rear of the properties and the houses have carports / garages situated opposite the properties are these houses have a pathway in front of them, with no space for car parking. The development is currently marketing 3, 4 and 5 bedroom houses in the private sales market.

The subject properties are located along the western boundary of the site. The site is bounded to the north by Cambridge Road which accommodates pre-existing residential properties and small local businesses. The southern boundary of the site is the A14 and some road noise was observed from the busy main road during the inspection. Construction of the subject units is complete and these appear to be fully occupied.

Unit Mix	Unit type		Count
	136 - 1-bed - EOT		2
	136 - 1-bed - Flat		8
	136 - 2-bed - MT		8
	136 - 3-bed - EOT		2
	Total		20
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
	Unit Type	Average Vacant Possession Value (£)
	136 - 1-bed - EOT	£180,000
	136 - 1-bed - Flat	£166,875
	136 - 2-bed - MT	£275,000
	136 - 3-bed - EOT	£350,000

This equates to an aggregate Market Value Subject to Vacant Possession of £4,595,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
136 - 1-bed - EOT	£775	£9,300
136 - 1-bed - Flat	£759	£9,113
136 - 2-bed - MT	£900	£10,800
136 - 3-bed - EOT	£1,150	£13,800

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £205,500 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

Site 150, Peacehaven, East Sussex

                            S i t e      1 5 0

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

1. SITE DETAILS
Address	Martletts Close Peacehaven East Sussex BN10 8GF	Developer	Barratt Homes
Site Description

Site 150 is development by Barratt marketed under the name of Chalkers Rise. The site lies on the north eastern fringes of Peacehaven, a town and civil parish in the Lewes district of East Sussex, England located above the chalk cliffs of the South Downs approximately eight miles east of Brighton, on the A259 road. Although Barratt are still marketing the remaining units on the later phase, the site is largely occupied and established.

Unit Mix	Unit type		Count
	150 - 2-bed - EOT		1
	150 - 2-bed - MT		3
	150 - 2-bed - SD		2
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
150 - 2-bed - EOT	£277,500
150 - 2-bed - MT	£275,000
150 - 2-bed - SD	£280,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,662,500.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
150 - 2-bed - EOT	£1,100	£13,200
150 - 2-bed - MT	£1,100	£13,200
150 - 2-bed - SD	£1,100	£13,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £79,200 per annum.

                            S i t e      1 5 0

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

Site 157, Horsham, West Sussex

                            S i t e      1 5 7

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

1. SITE DETAILS
Address	Low Weald Horsham West Sussex RH12 3XW	Developer	Abbey Homes
Site Description

Site 157 was developed by Abbey Homes and marketed as at Westbrook Place. It is located approximately three miles west of Horsham’s town centre and station, to the west of the A24. Although the site is easily accessible off the Newbridge roundabout, it is completely surrounded by mature trees making it noticeably quiet. The subject properties are all within a block of flats located on the site’s western fringe with plenty of off street parking. All the private houses have been sold and the site is well established.

Unit Mix	Unit type		Count
	157 - 1-bed - Flat		6
	157 - 2-bed - Flat		6
	Total		12
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
157 - 1-bed - Flat	£225,000
157 - 2-bed - Flat	£275,000
This equates to an aggregate Market Value Subject to Vacant Possession of £3,000,000.
3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
157 - 1-bed - Flat	£875	£10,500
157 - 2-bed - Flat	£1,050	£12,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £138,600 per annum.

                            S i t e      1 5 7

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

Site 180, Bingham, Nottinghamshire

                            S i t e      1 8 0

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

1. SITE DETAILS
Address	Cabourn Drive / Johnson Road / Kettleband Close / Squires Grove Bingham Nottinghamshire NG13 7AQ	Developer	Barratt Homes
Site Description

This residential development site, known as ‘Roman’s Quarter’, is under construction by Barratt David Wilson Homes, with Barratt Homes and David Wilson Homes sales outlets. It is accessed from the old A46 (Fosse Way) at the western boundary and Chapel Lane at the eastern boundary, with Dunsmore Avenue forming the main spine road through the development. The closest major A road is the A46, which lies approximately one mile south west. The development lies north of Bingham, which is just over one mile south across the railway line. The development forms part of a northern extension to Bingham, which shall comprise up to 1,050 dwellings, 15.6 hectares of employment development (B1, B2 and B8), a primary school (D1), a community centre (D2) and some allotments. As of the date of inspection, David Wilson Homes are developing to the north of Dunsmore Avenue and Barratt Homes to the south. Both the David Wilson and Barratt Homes developments form Phase 1 of the wider approved development. On Phase 1, between David Wilson and Barratt Homes, 317 units are to be built across a total area of approximately 24 gross acres.

Unit Mix	Unit type		Count
	180 - 1-bed - Maisonette		4
	180 - 2-bed - EOT		3
	180 - 2-bed - MT		2
	180 - 3-bed - EOT		2
	180 - 3-bed - MT		1
	180 - 4-bed - SD		2
	Total		14
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
180 - 1-bed - Maisonette	£115,750
180 - 2-bed - EOT	£190,000
180 - 2-bed - MT	£187,500
180 - 3-bed - EOT	£265,000
180 - 3-bed - MT	£262,500
180 - 4-bed - SD	£300,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,800,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
180 - 1-bed - Maisonette	£538	£6,450
180 - 2-bed - EOT	£750	£9,000
180 - 2-bed - MT	£750	£9,000
180 - 3-bed - EOT	£850	£10,200
180 - 3-bed - MT	£850	£10,200
180 - 4-bed - SD	£1,200	£14,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £130,200 per annum.

                            S i t e       1 8 0

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

Site 185, Alresford, Essex

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

1. SITE DETAILS
Address	Woodford Walk Alresford Essex CO7 8FQ	Developer	Taylor Wimpey
Site Description

This is a site known as 185 Cockaynes Lane, Alresford and is being developed by Taylor Wimpey. The site is located in Alresford, which is approximately 7 miles to the south east of Colchester town centre. The site is located approximately 0.5 miles to the north of Alresford train station. The site was formerly an agricultural field. Existing housing fronting onto Station Road backs onto the south eastern boundary of the site. Cockaynes Lane forms the sites south western boundary. Cockaynes Lane is rural in character with agricultural hedrows. To the south of Cockaynes Lane lies Cockaynes House and to the west of this is a small collection of individual dwellings. To the rear of these are commercial and industrial buildings at Stable House, including the former red brick farm buildings and more modern commercial units and agricultural sheds. To the east of the site are the dwellings along Station Road, and their rear gardens abut the site boundary. To the site’s north and eastern boundary are the gardens of the dwellings along the B1027. The north western boundary of the site adjoins open countryside.

The site is being developed by Taylor Wimpey and being marketed as Staunton Gardens. The site is still undergoing some construction. The affordable housing element of the site is located throughout the site. Construction has been finished to varying degrees on site with the affordable housing elements inspected constructed. We noted some works were still being undertaken on the roads at the site.

Unit Mix	Unit type		Count
	185 - 1-bed - Flat		6
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
185 - 1-bed - Flat	£185,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,110,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
185 - 1-bed - Flat	£675	£8,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £48,600 per annum.

                            S i t e       1 8 5

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

Site 192, Paddock Wood, Kent

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

Site 221, Peterborough, Cambridgeshire

                            S i t e       2 2 1

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

1. SITE DETAILS
Address	Aqua Drive Peterborough Cambridgeshire PE7 8QU	Developer	Barratt Homes
Site Description

The wider site known as Hampton Waters is delivered by a number of national house builders, with Barratt Homes delivering the subject units at this proportion of the wider scheme. Located to the south of Peterborough, Hampton Waters marks a large scale redevelopment and regeneration to the southern wards of Peterborough, delivering large scale residential development and associated amenities including school provision, older care facilities, shops and business premises. Situated approximately a mile from the A1(M) the site is well located for transport links by road.

The subject units are part of the Barratt Homes portion of the development, and are situated at the back of the site, towards the north eastern boundary of the scheme. Fully complete and occupied, the subject flats have parking allocations to the rear of the block, with parking for the houses to the front of the properties. The flat block, housing the subject flats, lies opposite an area of hoarding whereby construction work is commencing on the last phase of the development. No workforce / construction traffic way observed at the time of inspection, but the hoarding does appear to provide vehicular access to the construction portion of the site.

The subject units can be accessed from a single vehicular entry point located on London Road (road connecting central Peterborough to nearby ‘village’ of Yaxley and the A1(M). Construction on the subject units is completed and all of the properties appear to be occupied (from car parking evidence and resident activity) but construction on a final phase of delivery is still ongoing opposite the site.

Unit Mix	Unit type		Count
	221 - 2-bed - EOT		2
	221 - 2-bed - Flat		6
	221 - 2-bed - MT		1
	Total		9
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
221 - 2-bed - EOT	£227,500
221 - 2-bed - Flat	£200,000
221 - 2-bed - MT	£225,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,880,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
221 - 2-bed - EOT	£825	£9,900
221 - 2-bed - Flat	£650	£7,800
221 - 2-bed - MT	£825	£9,900
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £76,500 per annum.

                            S i t e       2 2 1

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

Site 223, Uttoxeter, Staffordshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio September 2021

1. SITE DETAILS
Address	Sorrel Close Uttoxeter Staffordshire ST14 8UZ	Developer	Barratt Homes
Site Description

The site is situated in Uttoxeter, a town in between Stoke-on-Trent and Derby. The site is part of an area of land acquired by Barratt Homes. The affordable housing element is at the end of Sorrell Close, an extension of a previously built road during 2000s. Main vehicle access is via Foxglove Avenue on an existing development with David Wilson Homes. The residential estate has housing built during the 2000s and is close to main A518 road to Uttoxeter town and A50.

Construction is near completion to the subject phase with all houses and low-rise flats complete to varying degrees. However, construction of houses towards the end of the site are in process near completion.

Unit Mix	Unit type		Count
	223 - 1-bed - EOT		1
	223 - 1-bed - SD		1
	223 - 2-bed - MT		1
	223 - 4-bed - EOT		1
	Total		4

2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
223 - 1-bed - EOT	£170,000
223 - 1-bed - SD	£175,000
223 - 2-bed - MT	£215,000
223 - 4-bed - EOT	£275,000

This equates to an aggregate Market Value Subject to Vacant Possession of £835,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
223 - 1-bed - EOT	£500	£6,000
223 - 1-bed - SD	£500	£6,000
223 - 2-bed - MT	£700	£8,400
223 - 4-bed - EOT	£850	£10,200

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £30,600 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio September 2021

Site 231, Bournemouth, Dorset

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Arthur Gardens / Becket Crescent / Isabella Street / Provence Drive Bournemouth Dorset BH11 9FN	Developer	Barratt Homes
Site Description

The site is located to the west of Bearwood, a predominantly residential suburb of Poole, and east of a large sports ground and events arena known as Canford Park. The site is approximately 7 miles north of Poole town centre. Poole town centre is accessed via bus from Runnymede Avenue Bus Stop and by car along Ringwood Road (A3049) which can be joined 0.2 miles to the east of the site. South Western Railway service runs from Poole town centre into Waterloo which takes approximately 2.5 hours. Similarly, Bournemouth town centre is located approximately 7 miles from the site and can be accessed via bus or car. CrossCountry railway service runs from Bournemouth town centre to Paddington which is approximately a 2 hour train journey.

The wider site has planning permission for 324 units which is being delivered jointly by BDW and Barratt Homes. Construction started in 2018 and a number of units are completed and occupied. The development is being delivered by Barratt David Wilson and Barrat Homes. Barratt have the northern element and BDW the southern element. Construction is ongoing. In terms of the subject units all are complete and either occupied or ready to be occupied. All work is completed. The units are brick built with white windows and tile roof. The flat blocks are three storey and are partially rendered.

Unit Mix	Unit type		Count
	231 - 1-bed - Flat		2
	231 - 2-bed - Flat		21
	231 - 3-bed - SD		4
	Total		27
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
231 - 1-bed - Flat	£172,500
231 - 2-bed - Flat	£222,143
231 - 3-bed - SD	£375,000
This equates to an aggregate Market Value Subject to Vacant Possession of £6,510,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
231 - 1-bed - Flat	£688	£8,250
231 - 2-bed - Flat	£846	£10,157
231 - 3-bed - SD	£1,150	£13,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £285,000 per annum.

S i t e 2 3 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 241, Hayes, Greater London

S i t e 2 4 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Blyth Road Hayes Greater London UB3 1FF	Developer	Bellway London
Site Description

Part of a wider Bellway Homes development, the subject homes comprise a row of 3 storey townhouses. The majority of the wider site is apartment buildings of multiple storeys. Located on Blyth Road, a one way street, the properties are located in close proximity to Hayes and Harlington train station, with the southern boundary of the site, bordering the railway line. The main vehicular access is along Blyth Road with parking located to the rear of the properties.

Predominantly residential location, with lots of new build development surrounding the site. Opposite side of the road, pre-existing 2/3 bed terraced houses with paved front yards, on street parking and small gardens to the rear. Subject homes emulate the appearance of these homes, with small front paved yards. Subject properties have Juliette balconies to the first floor. Location busy, with traffic congestion caused by ongoing development. Road and rail noise obvious at the site. All homes have completed construction and appear to be occupied. Development at the wider Bellway Homes portion of the site is complete with a site office located next to the subject homes which ws open at the time of inspection.

Unit Mix	Unit type		Count
	241 - 3-bed - EOT		2
	241 - 3-bed - MT		5
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
241 - 3-bed - EOT	£520,000
241 - 3-bed - MT	£515,000
This equates to an aggregate Market Value Subject to Vacant Possession of £3,615,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
241 - 3-bed - EOT	£1,650	£19,800
241 - 3-bed - MT	£1,650	£19,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £138,600 per annum.

S i t e 2 4 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 252, Nuneaton, Warwickshire

S i t e 2 5 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	The Waterway Nuneaton Warwickshire CV10 7FA	Developer	Ar Cartwright Limited
Site Description

The site is situated in Nuneaton, just off the A444 close to the town centre. The Bull Ring consists of a mixture of commercial and residential buildings next to George Eliot Hospital. The site is part of a area of land acquired by AR Cartwright ltd. The affordable housing element is located towards the end of the development on the Waterway opposite the Boot Wharf. Main vehicle access is via The Waterway off the Bull Ring. The site is built upon land which was used for the Boot Wharf boat hire, running adjacent to Coventry canal.

Construction is near completion to the subject phase with all houses and flats complete to varying degrees. Low-rise flats from the affordable units along The Waterway are near completion, with floors one and two complete and occupied, whilst the ground floor is still due to be finished. The construction is still underway to the east and west side of the site, at the stage of walls being built, under scaffolding.

Unit Mix	Unit type		Count
	252 - 1-bed - Flat		5
	252 - 2-bed - Flat		2
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
252 - 1-bed - Flat	£122,000
252 - 2-bed - Flat	£150,000
This equates to an aggregate Market Value Subject to Vacant Possession of £910,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
252 - 1-bed - Flat	£535	£6,420
252 - 2-bed - Flat	£675	£8,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £48,300 per annum.

S i t e 2 5 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 253, Emsworth, Hampshire

S i t e 2 5 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Bosham Gardens / Epsom Close Emsworth Hampshire PO10 7FG	Developer	Barratt Homes
Site Description

The subject units are part of Havant Road development by Barratt Homes which is located to the north of Havant Road and West of Selangor Avenue, approximately 1 mile from Emsworth.The nearest train station is Emsworth station, located approximately 1 miles to the east. It is bounded to the north by the A27 and the railway line, to the east by residential properties fronting Selangor Avenue and to the west by further dwellings. To the south is Havant Road. There is a line of trees along the northwest boundary of the site, shielding the neighbouring properties from the A27.

The northern half of the site is relatively level. The southern half of the site falls towards the east and south with a low point to the south-eastern corner. The wider site has planning consent for 161 units. At the time of inspection a number of units were complete and occupied. In terms of the subject units are all completed and either occupied or ready to be occupied. All work is completed. The units are brick built with white windows and tile roof.

Unit Mix	Unit type		Count
	253 - 2-bed - EOT		1
	253 - 2-bed - MT		2
	253 - 3-bed - EOT		1
	253 - 3-bed - SD		2
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
253 - 2-bed - EOT	£305,000
253 - 2-bed - MT	£300,000
253 - 3-bed - EOT	£355,000
253 - 3-bed - SD	£355,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,970,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
253 - 2-bed - EOT	£1,100	£13,200
253 - 2-bed - MT	£1,100	£13,200
253 - 3-bed - EOT	£1,400	£16,800
253 - 3-bed - SD	£1,400	£16,800

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £90,000 per annum.

S i t e 2 5 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 295, Wavendon, Bedfordshire

S i t e 2 9 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Bolebec Avenue / Bolebec Avenue / Farr Meadow / Fitz Hugh / Morton Road Wavendon Bedfordshire MK17 7AZ	Developer	Barratt Homes
Site Description

The site known as Eagles Rest is a David Wilson Homes development located in the village of Wavendon, in the south east of the Milton Keynes urban area. The wider site is located opposite the Magna Park distribution park and is accessed via a newroundabout on the A421 which connects to junction 13 of the M1 some 2 miles to the south east. The wider site is bordered to the north by the A421 and Lower End Road to the south which leads onto Wavendon village. There is a primary school (St Mary’s Wavendon) on site. We understand that the entire Eagle Farm site lies within Flood Zone 1. The blocks of flats on Bolebec Avenue are built, and some residents have moved into 23 Bolebec Avenue. 27 Bolebec Avenue is vacant and there are units being constructed opposite. The units on Farr Meadow and Morton Road are also complete and some residents have moved into the property. All affordable housing units are complete.

Unit Mix	Unit type		Count
	295 - 1-bed - Flat		6
	295 - 2-bed - D		1
	295 - 2-bed - Flat		19
	295 - 2-bed - SD		2
	295 - 4-bed - SD		4
	Total		32
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
295 - 1-bed - Flat	£190,000
295 - 2-bed - D	£340,000
295 - 2-bed - Flat	£240,526
295 - 2-bed - SD	£330,000
295 - 4-bed - SD	£450,000
This equates to an aggregate Market Value Subject to Vacant Possession of £8,510,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
295 - 1-bed - Flat	£900	£10,800
295 - 2-bed - D	£1,150	£13,800
295 - 2-bed - Flat	£1,051	£12,616
295 - 2-bed - SD	£1,200	£14,400
295 - 4-bed - SD	£1,550	£18,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £421,500 per annum.

S i t e 2 9 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 328, Lymm, Cheshire

S i t e 3 2 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Woodyatt Way Lymm Cheshire WA13 9FF	Developer	Bellway Homes
Site Description

The site is known as 328 Tanyard Farm, Warrington and is being developed by Bellway Homes. The site is located less than 1 km north east of Lymm village centre. Lymm is located approximately 7.9km south east of Warrington and 19km south west of Manchester city centre. Lymm benefits from strong transport links with the village 3km north east of Junction 20 of the M6. The closest train station is located in Glazebrook which is approximately 5.3km north east of the village. The site is bordered by residential properties to the north east and directly west with agricultural land to the south east and south west. Directly north of the site is a Sainsbury’s supermarket. Access to the site is of Rush Green Road (A6144) which links the site to the centre of Lymm village and Rush Green.

Bellway are marketing the site as Sandstone Brook and are currently offering 3 and 4 bedroom family housing. The affordable units are located to the north east of the scheme. The scheme will offer 60 homes in total. Construction is underway to the subject phase with the affordable housing elements inspected completed. Some works to the south of the site are being undertaken.

Unit Mix	Unit type		Count
	328 - 2-bed - EOT		5
	328 - 2-bed - MT		3
	Total		8
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
328 - 2-bed - EOT	£260,000
328 - 2-bed - MT	£250,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,050,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
328 - 2-bed - EOT	£950	£11,400
328 - 2-bed - MT	£950	£11,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £91,200 per annum.

S i t e 3 2 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 340, Lower Stondon, Bedfordshire

S i t e      3 4 0

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

1. SITE DETAILS
Address	Brassey Way Lower Stondon Bedfordshire SG16 6GY	Developer	Bdwh
Site Description

The wider site marketed as Lavender Grange by housebuilder Barratt Homes is located on the outskirts of Lower Stondon. The A600/ Bedford Road runs north to south between Shefford and Hitchin. The site is located to the east of the A600/ Bedford Road, and is being developed by Barratt Homes. The entrance to the site is located off Bedford Road, accessible by Belpaire Close (alongside the Western boundary of the site). The affordable housing units all have allocated parking to the front of the property. Construction is underway to the subject phase with houses complete to varying degrees. The affordable housing units are located on Brassey Way, and are all complete with some units occupied. We note that works are still be undertaken towards the north and east of the subject site.

Unit Mix	Unit type		Count
	340 - 2-bed - EOT		2
	340 - 2-bed - SD		3
	340 - 3-bed - SD		1
	340 - 4-bed - SD		2
	Total		8
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
340 - 2-bed - EOT	£330,000
340 - 2-bed - SD	£331,667
340 - 3-bed - SD	£375,000
340 - 4-bed - SD	£415,000

This equates to an aggregate Market Value Subject to Vacant Possession of £2,860,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
340 - 2-bed - EOT	£1,000	£12,000
340 - 2-bed - SD	£1,000	£12,000
340 - 3-bed - SD	£1,150	£13,800
340 - 4-bed - SD	£1,300	£15,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £105,000 per annum.

S i t e     3 4 0

Project Pluto – valuation of 1,712-unit Sage Housing portfolio

September 2021

Site 341, Chichester, West Sussex

S i t e 3 4 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Fairman Road / Gerard Walk / Hawthorn Way / Parnell Close / Shelby Drive Chichester West Sussex PO18 0GJ	Developer	Barratt Homes
Site Description

Site 341 forms part of a new development of 300 new homes (Barratt/David Wilson Homes) located in Westhampnett, a village and civil parish in the district of Chichester in West Sussex, located 1 mile northeast of Chichester on the former A27 road, now by-passed.on the edge of countryside and is known as Madgewick Park.To the north-west the site is bounded by Madgwick Lane and the low lying valley of the River Lavant. To the south-west of the site is the courtyard cluster of Old Place Farm, the historic Westhampnett Mill and the recent Sadlers residential cul-de-sac. To the south of the site is bounded by Stane Street and business units including Jewsons, the Council depot and the entrance to the Household Waste Recycling Centre. To the east of the site lies the village of Westhampnett, with St. Peter’s Church and the historic Grayle House (former vicarage) to the south and paddocks to the north. The units are located within flood zone 1.

Unit Mix	Unit type		Count
	341 - 1-bed - Maisonette		2
	341 - 2-bed - EOT		7
	341 - 2-bed - MT		4
	341 - 2-bed - SD		6
	341 - 3-bed - EOT		1
	341 - 3-bed - SD		2
	341 - 4-bed - SD		5
	Total		27
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
341 - 1-bed - Maisonette	£245,000
341 - 2-bed - EOT	£315,000
341 - 2-bed - MT	£310,000
341 - 2-bed - SD	£320,000
341 - 3-bed - EOT	£370,000
341 - 3-bed - SD	£400,000
341 - 4-bed - SD	£450,000
This equates to an aggregate Market Value Subject to Vacant Possession of £9,275,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
341 - 1-bed - Maisonette	£788	£9,450
341 - 2-bed - EOT	£1,250	£15,000
341 - 2-bed - MT	£1,250	£15,000
341 - 2-bed - SD	£1,250	£15,000
341 - 3-bed - EOT	£1,450	£17,400
341 - 3-bed - SD	£1,450	£17,400
341 - 4-bed - SD	£1,550	£18,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £419,100 per annum.

S i t e 3 4 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 362, Clitheroe, Lancashire

S i t e 3 6 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Audley Clough / Cottage Close / Pendleton Avenue / Roman Road Clitheroe Lancashire BB7 1FT	Developer	Taylor Wimpey
Site Description

The site is known as Half Penny Meadows and is being developed by Taylor Wimpey. The site is located is located in Clitheroe, approximately 1.3km south east of the town centre. Clitheroe is located approximately 15.9km north east of Blackburn, 13km north west of Burnley and 24km north east of Preston. The nearest train station to the site is located 1.5km north west within Clitheroe town centre. Access to the site is off Pendle Road beyond which lies the A59 linking Clitheroe to Skipton in the north and Preston to the south. The site is located on the south east periphery of Clitheroe and is bordered by agricultural land to the south, north and west. Adjacent to the east of the site is an established 1990s housing estate.

Taylor Wimpey are currently marketing a range of 1, 2, 3 and 4 bedroom homes on the site. The scheme will eventually provide up to 227 homes. Construction is underway to the subject phase with houses and flats complete to varying degrees. The affordable units on Audley Clough and Roman Road Crescent were complete however those units on Pendleton Avenue and Cottage Close were still under construction and we were unable to gain access to these roads. We note that some works still being undertaken on the roads at the site.

Unit Mix	Unit type		Count
	362 - 2-bed - EOT		6
	362 - 2-bed - MT		7
	362 - 3-bed - SD		3
	Total		16
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
362 - 2-bed - EOT	£180,000
362 - 2-bed - MT	£173,571
362 - 3-bed - SD	£215,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,940,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
362 - 2-bed - EOT	£717	£8,600
362 - 2-bed - MT	£707	£8,486
362 - 3-bed - SD	£800	£9,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £139,800 per annum.

S i t e 3 6 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 368, Buxton, Derbyshire

S i t e 3 6 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Hopton Wood / Marble Court Buxton Derbyshire SK17 9GF	Developer	Barratt Homes
Site Description

Site 368 is comprised of two Barratt Homes developments named ‘Heathfield Nook’ (north east of Burlow Road) and ‘High Peak Meadow’ (south west of Burlow Road). Access to both developments is from Burlow Road. Both schemes are located south of Buxton, in the Harpur Hill area of the town. The A515 is the closest major road to the developments; approximately half a mile to the north east. The wider Heathfield Nook development occupies a total area of 15.3 gross acres; delivering 142 units. The subject plots are located at the eastern fringe of the development. The wider High Peak Meadow development occupies a total area of 11.73 gross acres; delivering 133 units. Most of the subject plots are located in a central position within the development; however four plots are on the western fringe of the development.

Unit Mix	Unit type		Count
	368 - 1-bed - Flat		9
	368 - 2-bed - EOT		4
	368 - 2-bed - MT		3
	368 - 2-bed - SD		8
	368 - 3-bed - EOT		4
	368 - 3-bed - MT		3
	368 - 3-bed - SD		2
	Total		33
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
368 - 1-bed - Flat	£130,000
368 - 2-bed - EOT	£175,000
368 - 2-bed - MT	£165,000
368 - 2-bed - SD	£177,500
368 - 3-bed - EOT	£220,000
368 - 3-bed - MT	£225,000
368 - 3-bed - SD	£235,000
This equates to an aggregate Market Value Subject to Vacant Possession of £5,810,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
368 - 1-bed - Flat	£500	£6,000
368 - 2-bed - EOT	£750	£9,000
368 - 2-bed - MT	£750	£9,000
368 - 2-bed - SD	£750	£9,000
368 - 3-bed - EOT	£850	£10,200
368 - 3-bed - MT	£850	£10,200
368 - 3-bed - SD	£850	£10,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £280,800 per annum.

S i t e 3 6 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 400, Salisbury, Wiltshire

S i t e 4 0 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Coberley Drive / Lambert Drive / Vokes Way Salisbury Wiltshire SP2 9FP	Developer	Persimmons
Site Description

Large urban extension on West side of Salisbury being undertaken by Persimmon. Area will include shops, a school and various areas of public realm. Currently over looks open countryside and an attractive location, but some 3 miles from centre of Salisbury, with access along a relatively narrow but busy A road.

The development is typical volume housebuilder stock of low rise housing featuring brick elevations beneath pitched tile covered roofs. Some of the private housing being provided by Persimmon has small areas of knapped flint, a local vernacular style, but this is not a feature of the subject properties..

Subject properties are blocks of cottage flats is sets of 4 plus a single semi detached house. All are complete and appear to be occupied.

Unit Mix	Unit type		Count
	400 - 1-bed - Flat		12
	400 - 4-bed - SD		1
	Total		13
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
400 - 1-bed - Flat	£140,000
400 - 4-bed - SD	£330,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,010,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
400 - 1-bed - Flat	£650	£7,800
400 - 4-bed - SD	£1,250	£15,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £108,600 per annum.

S i t e 4 0 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 405, Andover, Hampshire

S i t e 4 0 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Arcaro Road / Eddery Road / Halter Way / Jockey Way / Pollard Road / Woolf Close Andover Hampshire SP11 6UF	Developer	Persimmons
Site Description

The Paddocks is a phase of Picket Twenty, a large urban extension on the North East side on Andover, with good access from the A303 trunk road. The development has been ongoing for a number of years and this phase is the most recent, with ongoing works. The whole development includes schools, shops, nurseries and amenity space. There is a good mix of house types and styles. The subject properties are a mix of low rise flats and houses, all with brick elevations and pitched tile covered roofs. All appear to be complete and either occupied or ready for occupation.

Unit Mix	Unit type		Count
	405 - 1-bed - Flat		4
	405 - 2-bed - EOT		6
	405 - 2-bed - MT		6
	405 - 2-bed - SD		15
	405 - 3-bed - D		1
	405 - 3-bed - EOT		2
	405 - 3-bed - MT		1
	405 - 3-bed - SD		11
	405 - 4-bed - SD		5
	Total		51
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
405 - 1-bed - Flat	£167,500
405 - 2-bed - EOT	£235,000
405 - 2-bed - MT	£230,000
405 - 2-bed - SD	£240,000
405 - 3-bed - D	£300,000
405 - 3-bed - EOT	£285,000
405 - 3-bed - MT	£280,000
405 - 3-bed - SD	£290,000
405 - 4-bed - SD	£340,000
This equates to an aggregate Market Value Subject to Vacant Possession of £13,100,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 4 0 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
405 - 1-bed - Flat	£738	£8,850
405 - 2-bed - EOT	£900	£10,800
405 - 2-bed - MT	£900	£10,800
405 - 2-bed - SD	£900	£10,800
405 - 3-bed - D	£1,250	£15,000
405 - 3-bed - EOT	£1,150	£13,800
405 - 3-bed - MT	£1,150	£13,800
405 - 3-bed - SD	£1,150	£13,800
405 - 4-bed - SD	£1,275	£15,300

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £611,700 per annum.

S i t e 4 0 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 442, Buckden, Cambridgeshire

S i t e 4 4 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Angles Drive / Viking Way Buckden Cambridgeshire PE19 5WF	Developer	Bloor Homes
Site Description

The wider site known as Lucks Lane is delivered by Bloor Homes is located to the south of Buckden town centre. A popular location, the site is well located, just 300m from the A1 junction which offers access to the North and London along a busy national route. Set in a quiet location, the current phase of the Lucks Lane development is fully complete with some construction across the wider site seemingly underway on the next phase of development (hoarding and construction traffic noted upon inspection opposite the subject units). The subject units are all located along the western boundary of the site. The development is currently offering a selection of 3 and 4 bedroom homes, with a show home and marketing suite available at the entrance to the site.

The subject units all benefit from allocated parking; the flat units have parking allocated to the rear of the apartment block, with parking for the houses located at the front of the property. The site is located in a semi-rural part of Cambridgeshire and is surrounded by quiet country roads and agricultural land. The site has a single vehicular access point along the eastern boundary where the homes can be accessed from Lucks Lane. Construction of the subject units is complete and these appear to be fully occupied. Construction across the wider scheme remains ongoing.

Unit Mix	Unit type		Count
	442 - 2-bed - Flat		4
	442 - 2-bed - SD		2
	442 - 3-bed - SD		2
	Total		8
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
442 - 2-bed - Flat	£207,500
442 - 2-bed - SD	£267,500
442 - 3-bed - SD	£310,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,985,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
442 - 2-bed - Flat	£775	£9,300
442 - 2-bed - SD	£850	£10,200
442 - 3-bed - SD	£1,150	£13,800

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £85,200 per annum.

S i t e 4 4 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 448, Porchester, Hampshire

S i t e 4 4 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	BERRY CLOSE / SOUTHFIELDS Porchester Porchester Hampshire PO16 9FJ	Developer	Persimmons
Site Description

The subject site is located in the Porchester area of the wider Portsmouth/ Fareham conurbation on the south coast. The site lies in the county of Hampshire on the edge of a largely residential area which is characterised by a mix of 1950-60s built SD , Terrace and Bungalows to a maximum of 2 storeys in height. Porchester has a number of local amenities like schools and local shops. The full range of amenities including all the large stores can be found in the surrounding area like Fareham, Cosham and the City of Portsmouth. The centre of Fareham with its amenities is located approximately 3 miles to the west of the site and can be accessed via the A27 which is located approximately 0.5 miles from the entrance to the subject site. The City of Portsmouth can also be accessed from the A27 via the M275 and is located approximately 7 miles to the south east of the site. The nearest motorways to the site are the M27 ( approximately 3 miles east and west) and the M275 approximately 3 miles to the west.

The development was delivered by Persimmon Homes. In terms of the subject units all are completed and either occupied or ready to be occupied. All work is completed. The units are brick built with white windows and tile roof. The flat blocks are two storey maisonette style.

Unit Mix	Unit type		Count
	448 - 1-bed - Maisonette		6
	448 - 2-bed - SD		12
	448 - 3-bed - D		2
	448 - 3-bed - SD		4
	448 - 4-bed - D		1
	Total		25
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
448 - 1-bed - Maisonette	£170,000
448 - 2-bed - SD	£285,000
448 - 3-bed - D	£380,000
448 - 3-bed - SD	£375,000
448 - 4-bed - D	£485,000

This equates to an aggregate Market Value Subject to Vacant Possession of £7,185,000.
3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
448 - 1-bed - Maisonette	£750	£9,000
448 - 2-bed - SD	£925	£11,100
448 - 3-bed - D	£1,150	£13,800
448 - 3-bed - SD	£1,150	£13,800
448 - 4-bed - D	£1,400	£16,800

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £286,800 per annum.

S i t e 4 4 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 483, Biggleswade, Bedfordshire

S i t e 4 8 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Foxglove Gardens Biggleswade Bedfordshire SG18 9FY	Developer	Martin Grant Homes
Site Description

The site known as The Ridings is a Martin Grant Homes development located in the village of Upper Caldecote, 13 km south east of Bedford in the district of Central Bedfordshire. The site lies to the south of Biggleswade Road and Water Lane and west of The Pastures. Upper Caldecote does not have its own railway station with the nearest one being in Biggleswade. There is a regular bus service to Biggleswade from where the train journey into London King’s Cross takes just under 40 minutes. The road connectivity is excellent as Upper Caldecote is located just west of the A1. In terms of amenities, the village has its own post office branch with a convenience store on Hitchin Road and there are over 10 primary schools within 3 miles of the village. We understand that the entire site lies within Flood Zone 1. The affordable housing units located on Foxglove Gardens were all complete and housed with residents. All units appear to be complete.

Unit Mix	Unit type		Count
	483 - 2-bed - SD		3
	Total		3
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
483 - 2-bed - SD	£290,000

This equates to an aggregate Market Value Subject to Vacant Possession of £870,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
483 - 2-bed - SD	£950	£11,400

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £34,200 per annum.

S i t e 4 8 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 492, Milton Keynes, Buckinghamshire

S i t e 4 9 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Rowlandson Way Milton Keynes Buckinghamshire MK13 0AE	Developer	Paul Newman New Homes
Site Description

The wider site known as Milton Meadows is located 2.5 miles to the north of Milton Keynes town centre, which lies within the administrative district of Buckinghamshire. The site is positioned on Rowlandson Way to the north of Newport Road close to the River Great Ouse, in an established residential location. Main vehicle access is directly from Newport Road. The urban area is served by seven railway stations. Wolverton, Milton Keynes Central and Bletchley stations are on the West Coast Main Line and are served by local commuter services between London and Birmingham or Crewe. Milton Keynes Central is also served by inter-city services between London and Scotland, Wales, the North West and the West Midlands. Bletchley, Fenny Stratford, Bow Brickhill, Woburn Sands and Aspley Guise railway stations are on the Marston Vale line to Bedford.

The M1 motorway runs along the east flank of MK and serves it from junctions 11a, 13, 14 and 15. The A5 road runs right through as a grade separated dual carriageway. Other main roads are the A509 to Wellingborough and Kettering, and the A421 and A422, both running west towards Buckingham and east towards Bedford. Additionally, the A4146 runs from (near) junction 14 of the M1 to Leighton Buzzard. Proximity to the M1 has led to construction of a number of distribution centres, including Magna Park at the south-eastern flank of Milton Keynes, near Wavendon. Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway.

Unit Mix	Unit type		Count
	492 - 1-bed - Flat		4
	492 - 2-bed - Flat		3
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
492 - 1-bed - Flat	£175,000
492 - 2-bed - Flat	£250,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,450,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
492 - 1-bed - Flat	£775	£9,300
492 - 2-bed - Flat	£925	£11,100

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £70,500 per annum.

S i t e 4 9 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 502, Frenshan, Surrey

S i t e 5 0 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Stable Close Frenshan Surrey GU10 4EG	Developer	Cala Management Limited
Site Description

The site known as Atherton Hill is a small scale Cala Homes development located in the town of Farnham, in the county of Surrey. Site number 502 is located 3.5 miles south of the town. It is a small attractive development set on a hill most of the units are sold and reserved it is a mixture of houses and flats. We understand that the entire site lies within Flood Zone 1. The affordable units are on Stable Close on the completed east side of the development.

Unit Mix	Unit type		Count
	502 - 1-bed - Flat		1
	502 - 3-bed - SD		2
	Total		3
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
502 - 1-bed - Flat	£240,000
502 - 3-bed - SD	£450,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,140,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
502 - 1-bed - Flat	£895	£10,740
502 - 3-bed - SD	£1,400	£16,800

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £44,340 per annum.

S i t e 5 0 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 545, Ramsey, Cambridgeshire

S i t e 5 4 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Wagstaffe Close Ramsey Cambridgeshire PE26 1LB	Developer	Linden Limited
Site Description

Site 545, the wider site known as St. Thomas Park is located to the north west of Ramsey town centre, just off the B1040 link road which connects Ramsey to the wider Fenland area. The site is situated off Field Road, set back within an area of pre-existing suburban housing. Delivered by Linden Homes, the site delivers predominantly terraced and semi-detached rural housing with a small proportion of flat accommodation to the centre of the site, overlooking a centralised area of green space. The first phase of the development has been completed and successfully sold.

The main vehicle access to the site is from Field Road, to the south east of the site. Field Road houses a number of pre-existing semi-rural housing (large proportion of bungalows) with on-street parking. From the inspection, housing scheme is complete and occupied, however there was some construction traffic in the south western portion of the site, which looked like landscaping was being completed. The subject property, located in the centralised flat block could be access from both the front of the block at Wagstaff Road. Parking was available to the rear of the block, where it was allocated surface level parking, with visitor spaces. At the time of inspection, construction appears to be complete at the subject site, with the subject units complete and occupied. Much of the internal roads of the development had been surfaced with remaining raised ironworks covered. Upon inspection we were able to photograph each of the subject units. All subject units complete and occupied.

Unit Mix	Unit type		Count
	545 - 1-bed - Flat		1
	545 - 2-bed - Flat		2
	Total		3
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
545 - 1-bed - Flat	£140,000
545 - 2-bed - Flat	£182,500
This equates to an aggregate Market Value Subject to Vacant Possession of £505,000.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
545 - 1-bed - Flat	£575	£6,900
545 - 2-bed - Flat	£625	£7,500

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £21,900 per annum.

S i t e 5 4 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 553, Haverhill, Suffolk

S i t e 5 5 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Orbell Avenue / Shipp close Haverhill Suffolk CB9 7LN	Developer	Persimmons
Site Description

The scheme known as Boyton Place, is located on the northern side of Haverhill, a market town in the west of the county of Suffolk. Situated within a strategic area of growth in Haverhill, 1.3km from the town centre, the site lies directly to the west of the A143, a major A road in Suffolk linking Haverhill and other local centres with Bury St Edmunds and the A14.

The subject units are part of the wider Persimmon Homes site which will deliver a range of housing and flatted accommodation in a new suburban housing estate. The homes, located on Orbell Avenue and Shipp Close are situated to the north of a key estate road running west off a roundabout at the site entrance, which forms the principal access to the scheme. Construction traffic was noted at the time of inspection, and it was evident that further phases of development were under construction to the west of the subject units.

Properties 2 – 24 Shipp Close (even) are semi-detached and terraced houses situated along a cul-de-sac and around an open courtyard. All of the properties appear to benefit from on-street parking. The flats situated on Orbell Avenue are positioned at the north western corner of the subject phase of development, to the rear of a number of houses, within a corner block. The block is set over three storeys, and faces on to a parking forecourt, with views of the currently open fields to the north.

Unit Mix	Unit type		Count
	553 - 1-bed - Flat		6
	553 - 2-bed - EOT		2
	553 - 2-bed - Flat		6
	553 - 2-bed - MT		2
	553 - 2-bed - SD		4
	553 - 3-bed - EOT		2
	553 - 3-bed - MT		2
	Total		24
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
553 - 1-bed - Flat	£190,000
553 - 2-bed - EOT	£242,500
553 - 2-bed - Flat	£225,000
553 - 2-bed - MT	£237,500
553 - 2-bed - SD	£247,500
553 - 3-bed - EOT	£290,000
553 - 3-bed - MT	£285,000

This equates to an aggregate Market Value Subject to Vacant Possession of £5,590,000.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 5 5 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
553 - 1-bed - Flat	£700	£8,400
553 - 2-bed - EOT	£825	£9,900
553 - 2-bed - Flat	£800	£9,600
553 - 2-bed - MT	£825	£9,900
553 - 2-bed - SD	£825	£9,900
553 - 3-bed - EOT	£900	£10,800
553 - 3-bed - MT	£925	£11,100

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £231,000 per annum.

S i t e 5 5 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 573, Alsager, Cheshire

S i t e 5 7 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Farrell Drive Alsager Cheshire ST7 2GR	Developer	Persimmons
Site Description

The site is known as The Hedgerows and is a now complete development by Persimmon Homes. The site is located on the south western edge of Alsager, approximately 1.7km from the town centre. Alsager is located approximately 10.8km north west of Newcastle-under-Lyme, 13.1km north west of Stoke-on-Trent and 42.8km south of Manchester. Alsager has a population of 11,775. Access to the site is off Crewe Road (B5077) which links the town to nearby Crewe and also junction 16 of the M6 motorway. The site is bordered by an established housing estate to the north east and east, a new industrial park development to the south and a quarry to the west and north west which Persimmon plan to develop into more housing.

Persimmon are no longer marketing units on the site as it is now sold out. Construction is complete on site with the subject units on Farrell Drive now occupied.

Unit Mix	Unit type		Count
	573 - 2-bed - EOT		6
	573 - 2-bed - MT		2
	Total		8
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
573 - 2-bed - EOT	£150,000
573 - 2-bed - MT	£145,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,190,000.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
573 - 2-bed - EOT	£600	£7,200
573 - 2-bed - MT	£600	£7,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £57,600 per annum.

S i t e 5 7 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 579, Watton, Norfolk

S i t e 5 7 9
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Eastern Road Watton Norfolk IP25 6UZ	Developer	Bennett Homes
Site Description

The Bennett Homes site is located on Norwich Road heading east out of Watton town centre. The A11 is approximately 11 miles from the site, the road connecting the Development to Norwich (North East direction) and Cambridge and London (South West direction). Main vehicle access is via a roundabout on Norwich Road to the south of The Signals.

Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway. The two subject properties were in a 3 storey flat block that was completed at the time of inspection.

Unit Mix	Unit type		Count
	579 - 2-bed - Flat		2
	Total		2
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
579 - 2-bed - Flat	£150,000

This equates to an aggregate Market Value Subject to Vacant Possession of £300,000.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
579 - 2-bed - Flat	£650	£7,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £15,600 per annum.

S i t e 5 7 9
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 588, Houghton Regis, Bedfordshire

S i t e 5 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Alban Corner / Caesar Close / Camilla Grove / Claudia Gardens / Terra Croft Houghton Regis Bedfordshire LU5 6GW	Developer	Bellway
Site Description

The site is a development by Bellway Homes marketed as Brambleside. The site is located to the north west of Dunstable town centre, just south of the A5/ Dunstable Northern Bypass which connects to the M1 to the east. The site comprises an area of land acquired by a consortium of housebuilders including Linden Homes, Bellway and Taylor Wimpey. Main vehicle access is via either of the two roundabouts on the A5/ Dunstable Northern Bypass or where the A5/ Dunstable Northern Bypass meets Watling Street. The majority of parcels adjoin the A5/ Dunstable Northern Bypass to the south, however some are also set back slightly further south. All affordable housing units were complete as the time of inspection and the majority seemed occupied. Construction on the wider site was complete.

Unit Mix	Unit type		Count
	588 - 1-bed - Flat		3
	588 - 2-bed - EOT		2
	588 - 2-bed - Flat		4
	588 - 2-bed - SD		2
	588 - 3-bed - EOT		4
	588 - 3-bed - MT		2
	588 - 4-bed - EOT		1
	588 - 4-bed - MT		3
	588 - 4-bed - SD		6
	Total		27
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
588 - 1-bed - Flat	£170,000
588 - 2-bed - EOT	£300,000
588 - 2-bed - Flat	£218,750
588 - 2-bed - SD	£300,000
588 - 3-bed - EOT	£327,500
588 - 3-bed - MT	£325,000
588 - 4-bed - EOT	£415,000
588 - 4-bed - MT	£412,500
588 - 4-bed - SD	£420,000

This equates to an aggregate Market Value Subject to Vacant Possession of £8,717,500.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 5 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
588 - 1-bed - Flat	£700	£8,400
588 - 2-bed - EOT	£900	£10,800
588 - 2-bed - Flat	£813	£9,750
588 - 2-bed - SD	£900	£10,800
588 - 3-bed - EOT	£1,300	£15,600
588 - 3-bed - MT	£1,300	£15,600
588 - 4-bed - EOT	£1,500	£18,000
588 - 4-bed - MT	£1,500	£18,000
588 - 4-bed - SD	£1,500	£18,000

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £381,000 per annum.

S i t e 5 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 595, Haywards Heath, West Sussex

S i t e 5 9 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Emily Way / Massey Way / Virginia Drive Haywards Heath West Sussex RH16 4ZN	Developer	Barratt Homes
Site Description

The Rookery Farm Scheme is a joint development between Barratt Homes and David Wilson Homes, located on the south side of Haywards Heath, and marketed as ‘Wychwood Park, West Sussex’. The scheme comprises a mixture of principally 3 and 4 bedroom houses, together with 1 and 2 bedroom apartments arranged in purpose built blocks or above garaging. The houses are principally a mixture of terraced and semi-detached units. Parking is typically driveway for the semi-detached units, and either in front of, or remotely, for the terraced units. The scheme is located on the south side of Haywards Heath, approximately 1 mile from the town centre and 1.7 miles from Haywards Heath railway station, situated on the London-Brighton mainline and providing journey times into London Victoria of approximately 45 minutes.The entire scheme is located on a gently sloping site which generally enjoys views out across to the South Downs.

Unit Mix	Unit type		Count
	595 - 1-bed - Flat		12
	595 - 2-bed - D		1
	595 - 2-bed - EOT		4
	595 - 2-bed - Flat		7
	595 - 2-bed - MT		2
	595 - 2-bed - SD		2
	Total		28
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
595 - 1-bed - Flat	£205,000
595 - 2-bed - D	£380,000
595 - 2-bed - EOT	£365,000
595 - 2-bed - Flat	£280,714
595 - 2-bed - MT	£360,000
595 - 2-bed - SD	£370,000
This equates to an aggregate Market Value Subject to Vacant Possession of £7,725,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
595 - 1-bed - Flat	£875	£10,500
595 - 2-bed - D	£975	£11,700
595 - 2-bed - EOT	£1,250	£15,000
595 - 2-bed - Flat	£1,061	£12,729
595 - 2-bed - MT	£1,250	£15,000
595 - 2-bed - SD	£1,250	£15,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £346,800 per annum.

S i t e 5 9 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 605, Chelmsford, Essex

S i t e 6 0 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Clover Drive / Hawthorn CrescentFoxglove Avenue Chelmsford Essex CM1 4UZ	Developer	Persimmon
Site Description

The site is known as 605 Copperfield Road, Chelmsford. The site is located approximately 3 miles to the north west of Chelmsford City Centre and approximately 2 miles to the south west of Broomfield. The site is located to the north of Copperfield Road and the whole site measures approximately 11.63 hectares and was formerly used as agricultural fields. To the south of the site is a 1980’s development of low density housing, where predominantly the rear gardens back onto the site. To the north of the site is Hollow Lane and beyond this to the north east are further agricultural fields and the Priors Farm. The site can be accessed via Hollow Lane.

The site has been developed by Persimmon Homes and the site is still undergoing construction. The affordable housing elements are located to the south east of the site. Construction has been finished to varying degrees on site.

Unit Mix	Unit type		Count
	605 - 1-bed - SD		5
	605 - 2-bed - SD		4
	605 - 3-bed - SD		11
	605 - 4-bed - SD		2
	Total		22
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
605 - 1-bed - SD	£220,000
605 - 2-bed - SD	£305,000
605 - 3-bed - SD	£427,500
605 - 4-bed - SD	£610,000
This equates to an aggregate Market Value Subject to Vacant Possession of £8,242,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
605 - 1-bed - SD	£825	£9,900
605 - 2-bed - SD	£1,056	£12,675
605 - 3-bed - SD	£1,300	£15,600
605 - 4-bed - SD	£1,475	£17,700
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £307,200 per annum.

S i t e 6 0 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 611, Diss, Norfolk

S i t e 6 1 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Pheasant Drive Diss Norfolk IP22 4UR	Developer	Persimmons
Site Description

Site 611 is a 136-unit development by Persimmon Homes marketed as Orchard Croft in the market town of Diss, in the district of South Norfolk close to its border with the county of Suffolk. Diss is equidistant from both Norwich and Ipswich. Its railway station, less than a mile south of the site, offers passenger services to both Norwich and London Liverpool Street. The site lies within the settlement boundary of Diss, to the east of Diss town centre. It is bordered by existing residential development to the west and fields to the north. Diss town centre and its amenities are located about a mile to the west along Frenze Hall Lane. Vehicular access is heading north from Frenze Hall Lane.

Construction is complete and the subject property is a single end terrace house of traditional construction to the far east side of the development.

Unit Mix	Unit type		Count
	611 - 2-bed - EOT		1
	Total		1
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
611 - 2-bed - EOT	£210,000
This equates to an aggregate Market Value Subject to Vacant Possession of £210,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
611 - 2-bed - EOT	£775	£9,300
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £9,300 per annum.

S i t e 6 1 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 635, St Albans, Hertfordshire

S i t e 6 3 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Austen Way St Albans Hertfordshire AL4 0FX	Developer	Charles Church Development Limited
Site Description

The wider site known as Kingsbury Gardens is located approximately two miles to the east of St Albans city centre, to the north of Hatfield Road. The site is being developed by Charles Church on the former Beaumont School playing fields which lies between Oakwood Drive and Wynches Farm Drive. Beaumont School makes up the northern boundary of the development. Main vehicle access is from Hatfield Road to the south of Austen Road. The affordable units are positioned at the junction of Austen Road with Hatfield Road and Shakespeare Close. The private units at Kingsbury Gardens were launched in October 2021. The north-south M1 motorway runs west of St Albans and the M25 motorway is slightly further south. The A414 road runs directly south of St Albans between Hemel Hempstead and Hatfield. The A405 road provides a direct link to Watford. Two railway stations serve the city: St Albans City, which is situated 0.5 miles (800 m) east of the city centre, and St Albans Abbey, which is situated approximately 0.7 miles (1 km) south-west of the city station. St Albans City on the Midland Main Line is served by Thameslink services, on a frequent and fast rail link to central London. Suburban services stop at all stations on the route, while express services are non-stop to London St Pancras. Trains run north to Harpenden, Luton, Luton Airport Parkway and on to Bedford. St Albans Abbey station is the terminus of the Abbey line from Watford Junction. Construction is underway with all units in the final stages and close to completion.

Unit Mix	Unit type		Count
	635 - 2-bed - Flat		10
	635 - 2-bed - SD		9
	635 - 3-bed - SD		2
	635 - 4-bed - SD		1
	Total		22
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
635 - 2-bed - Flat	£365,500
635 - 2-bed - SD	£394,444
635 - 3-bed - SD	£685,000
635 - 4-bed - SD	£775,000
This equates to an aggregate Market Value Subject to Vacant Possession of £9,350,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
635 - 2-bed - Flat	£1,370	£16,440
635 - 2-bed - SD	£1,389	£16,667
635 - 3-bed - SD	£1,600	£19,200
635 - 4-bed - SD	£2,100	£25,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £378,000 per annum.

S i t e 6 3 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 666, Kibworth, Leicestershire

S i t e 6 6 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Lapwing Lane / Robin Drive Kibworth Leicestershire LE8 0XR	Developer	Barratt
Site Description

David Wilson Homes at Kibworth is located at the western fringe of the village of Kibworth. The site lies north of Fleckney Road and east of Warwick Road, off which access to the development is obtained. The closest ‘A’ road is the A6 which is approximately half a mile north east of the development.

The David Wilson Homes at Kibworth development occupies a total area of 21.99 gross acres; delivering 146 units. The subject plots are located centrally within the development.

Unit Mix	Unit type		Count
	666 - 1-bed - Maisonette		2
	666 - 2-bed - EOT		1
	666 - 2-bed - MT		1
	Total		4
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
666 - 1-bed - Maisonette	£170,250
666 - 2-bed - EOT	£215,000
666 - 2-bed - MT	£212,500
This equates to an aggregate Market Value Subject to Vacant Possession of £768,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
666 - 1-bed - Maisonette	£538	£6,450
666 - 2-bed - EOT	£750	£9,000
666 - 2-bed - MT	£750	£9,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £30,900 per annum.

S i t e 6 6 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 670, Derby, Derbyshire

S i t e 6 7 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Barnwell Way / Dilston Way / Pendragon Drive / Portland Lane Derby Derbyshire DE73 6AL	Developer	Persimmons
Site Description

Regents Place is a development located at the southern fringe of the built up area of the City of Derby, south of the suburb of Chellaston. The site lies north of the A50 dual carriageway (Derby Southern Bypass) and east of Swarkestone Road, which provides access to the development. Regents Place is a multiphase residential development, part of a wider mixed-use development. The residential aspect occupies a total of 27.8 net developable acres; delivering 450 units. The subject plots are situated either at, or towards the the southern and eastern fringes of the total development site. They are all within Phase 3.

Unit Mix	Unit type		Count
	670 - 2-bed - EOT		2
	670 - 2-bed - MT		1
	670 - 3-bed - EOT		8
	670 - 3-bed - MT		6
	670 - 3-bed - SD		4
	Total		21
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
670 - 2-bed - EOT	£165,000
670 - 2-bed - MT	£162,500
670 - 3-bed - EOT	£200,000
670 - 3-bed - MT	£195,000
670 - 3-bed - SD	£210,000
This equates to an aggregate Market Value Subject to Vacant Possession of £4,102,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
670 - 2-bed - EOT	£700	£8,400
670 - 2-bed - MT	£700	£8,400
670 - 3-bed - EOT	£800	£9,600
670 - 3-bed - MT	£800	£9,600
670 - 3-bed - SD	£800	£9,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £198,000 per annum.

S i t e 6 7 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 677, Preston, Lancashire

S i t e 6 7 7
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Fylde Crescent / Fylde Crescent / Thornton Drive Preston Lancashire PR4 6FP	Developer	Persimmon Homes
Site Description

The wider site known as Douglas Gardens is a development by Persimmon Homes located in the village of Hesketh Bank. Hesketh Bank is located approximately 12.3km north east of Southport and 11.7km south west of Preston city centre. The nearest train station to the site is Croston Station which is located approximately 5.3km to the south east. The site is split into two phases. The first phase of development is accessed off Hesketh Lane and the second phase is located off Station Road. The eastern boundary of the site is formed by the River Douglas. Situated in the middle of the two phases is Booths supermarket. The western and southern boundaries are formed by established residential properties.

Persimmon are currently marketing a selection of three to five bedroom family homes. The scheme will eventually provide 208 homes. Construction is underway to the subject phase with houses and flats complete to varying degrees. The units closest to the access roads were most developed at this stage. All of the affordable units appear to be complete however some of the units did not appear to be occupied at this point.

Unit Mix	Unit type		Count
	677 - 2-bed - EOT		6
	677 - 2-bed - Flat		15
	677 - 2-bed - MT		3
	677 - 2-bed - SD		2
	677 - 3-bed - D		1
	677 - 3-bed - EOT		2
	677 - 3-bed - MT		2
	677 - 3-bed - SD		1
	Total		32
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
677 - 2-bed - EOT	£142,500
677 - 2-bed - Flat	£151,000
677 - 2-bed - MT	£140,000
677 - 2-bed - SD	£145,000
677 - 3-bed - D	£295,000
677 - 3-bed - EOT	£170,000
677 - 3-bed - MT	£165,000
677 - 3-bed - SD	£280,000
This equates to an aggregate Market Value Subject to Vacant Possession of £5,075,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 6 7 7
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
677 - 2-bed - EOT	£625	£7,500
677 - 2-bed - Flat	£605	£7,260
677 - 2-bed - MT	£625	£7,500
677 - 2-bed - SD	£650	£7,800
677 - 3-bed - D	£1,125	£13,500
677 - 3-bed - EOT	£800	£9,600
677 - 3-bed - MT	£800	£9,600
677 - 3-bed - SD	£1,100	£13,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £257,100 per annum.

S i t e 6 7 7
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 683, Norwich, Norfolk

S i t e 6 8 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Kingfisher Road / Kingfisher Sprowston / Nuthatch Road Norwich Norfolk NR7 8UJ	Developer	Persimmons
Site Description

Millersfield Sprowston is a Persimmon Homes development situated in Sprowston, to the North East of Norwich. The site is located approximately 3.5miles from Norwich City Centre and is part of a much larger urban expansion project developed by a consortium Persimmon, Taylor Wimpey and Hopkins Homes for a total of 1,200 dwellings (Phase 1, planning permission obtained in 2011) with a further phase with 516 additional dwellings. The subject units were all a mixture of flats and terraced houses. It is located close to the Northern Distributor Road (Norwich ring road) making commuting to several parts of Norfolk convenient for residents.

All units were of traditional construction.

Unit Mix	Unit type		Count
	683 - 1-bed - Flat		12
	683 - 2-bed - EOT		2
	683 - 2-bed - MT		1
	683 - 3-bed - EOT		2
	683 - 3-bed - MT		1
	683 - 4-bed - D		1
	Total		19
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
683 - 1-bed - Flat	£145,000
683 - 2-bed - EOT	£225,000
683 - 2-bed - MT	£217,500
683 - 3-bed - EOT	£310,000
683 - 3-bed - MT	£300,000
683 - 4-bed - D	£350,000
This equates to an aggregate Market Value Subject to Vacant Possession of £3,677,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
683 - 1-bed - Flat	£625	£7,500
683 - 2-bed - EOT	£825	£9,900
683 - 2-bed - MT	£825	£9,900
683 - 3-bed - EOT	£975	£11,700
683 - 3-bed - MT	£975	£11,700
683 - 4-bed - D	£1,300	£15,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £170,400 per annum.

S i t e 6 8 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 685, Harlow, Essex

S i t e 6 8 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Bracewell Place / Locke Close Harlow Essex CM20 2GU	Developer	Kier Living Limited
Site Description

The site is known as Ram Gorse and is located approximately 1 mile to the north of Harlow town centre and is adjacent to Elizabeth Way (A1169) which runs east-west along the site’s southern boundary. The site measures approximately 3.6ha in total and is broadly rectangular in shape. The site was formerly the Harlow Rugby Club. To the south of the site is Elizabeth Way (A1169) which is separated from the site by a cycleway and narrow band of grass and semi-mature trees. To the west of the site is Ram Gorse, which is an area of mature woodland, beyond which there are cricket pitches. To the east of the site is Pardon Mill Lane which is a relatively narrow road which serves the Mill, some private houses and St Mary’s Church. On the far side of the lane is a light industrial area accessed from Burnt Mill. Along the northern boundary of the site is land occupied by the St Mary’s Church, a small number of modern residential properties and a storage area for caravans. St Mary’s Church is Grade II listed.

The site has been developed by Kier Living, with the affordable housing element located in the south east corner of the site and the northern corner. The main access to the site is from Elizabeth Way onto St Mary’s Lane and Locke Close.

Construction is underway at the site, with houses and roads completed to varying degrees. All of the affordable housing units are built with some still undergoing some external work, most notably the road outside plots 92, 93 and 109, 110, 111 Locke Close.

Unit Mix	Unit type		Count
	685 - 2-bed - Flat		6
	685 - 3-bed - EOT		2
	685 - 3-bed - MT		1
	685 - 3-bed - SD		3
	685 - 4-bed - SD		3
	Total		15
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
685 - 2-bed - Flat	£290,000
685 - 3-bed - EOT	£380,000
685 - 3-bed - MT	£375,000
685 - 3-bed - SD	£385,000
685 - 4-bed - SD	£400,000
This equates to an aggregate Market Value Subject to Vacant Possession of £5,230,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 6 8 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
685 - 2-bed - Flat	£1,100	£13,200
685 - 3-bed - EOT	£1,350	£16,200
685 - 3-bed - MT	£1,350	£16,200
685 - 3-bed - SD	£1,350	£16,200
685 - 4-bed - SD	£1,550	£18,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £232,200 per annum.

S i t e 6 8 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 689, Cholsey, Oxfordshire

S i t e 6 8 9
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Ashfield Way Cholsey Oxfordshire OX10 9RS	Developer	Linden Limited
Site Description

The wider site known as Celsea Place is located to the to the north of Cholsey village, situated of the Wallingford Road, which acts as the main arterial route leading to Wallingford and Oxford City Centre. The 3 units are part of a wider site built out by Linden Homes. The subject units include three 2 bed units; 2 end of terrace units and 1 mid terrace unit. All of which are the same size and include designated car parking. Main vehicle access is via the Wallingford Road, to the north-west of Celsea Place. The site is set back from the main road, bordering existing housing to the north, west and south, with agricultural land situated to the east.

Construction is complete for the subject units, in addition to the wider site, which comprises terraced houses and semi-detached housing units.

Unit Mix	Unit type		Count
	689 - 2-bed - EOT		2
	689 - 2-bed - MT		1
	Total		3
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
689 - 2-bed - EOT	£330,000
689 - 2-bed - MT	£330,000
This equates to an aggregate Market Value Subject to Vacant Possession of £990,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
689 - 2-bed - EOT	£1,150	£13,800
689 - 2-bed - MT	£1,150	£13,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £41,400 per annum.

S i t e 6 8 9
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 706, Saffron Walden, Essex

S i t e 7 0 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Brook Row Saffron Walden Essex CB10 2SD	Developer	Persimmons
Site Description

The site is known as 706 Little Walden Road, Saffron Walden. The site is located on the north western edge of the town of Saffron Walden and is accessible by Lime Avenue. The site measures approximately 0.8 hectares of land. The site was previously used for agricultural activities. The site is to the west of Little Walden Road and is surrounded by a mix of land uses, with the majority of the land to the north west being farmed as open fields and land to the east of the site in residential use. To the north of the site are football pitches and allotments. The eastern edge of the site is defined by Lime Avenue, beyond which is a small group of new homes that back on to the rear gardens of the properties on the western side of Little Walden Road and The Green.

The site has been developed by Persimmon Homes, with the affordable housing elements located to the north of the site. The site is accessed via Lime Avenue.

Construction has completed on site.

Unit Mix	Unit type		Count
	706 - 1-bed - D		1
	Total		1
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
706 - 1-bed - D	£245,000
This equates to an aggregate Market Value Subject to Vacant Possession of £245,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
706 - 1-bed - D	£675	£8,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £8,100 per annum.

S i t e 7 0 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 711, Sandbach, Cheshire

S i t e 7 1 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Meadow Brown Place Sandbach Cheshire CW11 4AF	Developer	Barratt Homes
Site Description

The site is known as J One Seven and is being developed by Barratts. The site is located in Sandbach in the county of Cheshire. Sandbach is located approximately 7.2km north east of Crewe, 38.5km south west of Manchester and 19.6km north west of Stoke-on-Trent. Sandbach has a train station which is located north west of the town centre and provides regular services to Manchester Piccadilly (48 minutes) and Crewe (8 minutes). Junction 17 of the M6 motorway runs through the north east of the town providing connections to northern England and the midlands. The closest airport is Manchester Airport (25km). The site is bounded to the east by a new commercial development beyond which lies Junction 17 of the M6. The site is bounded by Old Mill Road (A534) to the north and east beyond which lies an established residential housing estate. The southern boundary is formed by a dense band of woodland.

Barratts are currently marketing a range of 3 and 4 bedroom houses on the site which will eventually provide over 230 homes. Construction of the subject units (12 flats) is complete and the units appear to be occupied at the date of inspection. The flats are of traditional construction.

Unit Mix	Unit type		Count
	711 - 1-bed - Flat		12
	Total		12
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
711 - 1-bed - Flat	£135,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,620,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
711 - 1-bed - Flat	£525	£6,300
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £75,600 per annum.

S i t e 7 1 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 782, Nuneaton, Warwickshire

S i t e 7 8 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Caesar Drive / Romulus Way Nuneaton Warwickshire CV11 6ZL	Developer	Persimmon Homes
Site Description

The site is situated north of Nuneaton and south of Hinckley, just off the A5 leading to Tamworth. The site is part of an area of land acquired by Persimmon Homes. The affordable housing element is located in clusters to the east and west side of the site amongst houses for shared ownership, on Caesar Drive and Romulus Way. Main vehicle access is via Higham Lane, which is the main road linking the suburban area to Nuneaton.

Construction is near completion to the subject phase with all houses and flats complete to varying degrees. Terraced houses and Low-rise flats from the affordable housing units are complete, with some road/pavement surfaces due to be finished. However, construction is still underway to the west side of the site, at the stage of walls being built, under scaffolding and some timber roof structures being installed.

Unit Mix	Unit type		Count
	782 - 1-bed - Maisonette		4
	782 - 2-bed - EOT		4
	782 - 2-bed - MT		3
	782 - 3-bed - MT		1
	Total		12
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
782 - 1-bed - Maisonette	£170,000
782 - 2-bed - EOT	£185,000
782 - 2-bed - MT	£187,500
782 - 3-bed - MT	£210,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,192,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
782 - 1-bed - Maisonette	£575	£6,900
782 - 2-bed - EOT	£750	£9,000
782 - 2-bed - MT	£750	£9,000
782 - 3-bed - MT	£875	£10,500
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £101,100 per annum.

S i t e 7 8 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 788, Basingstoke, Hampshire

S i t e 7 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Blackmoor Drive Basingstoke Hampshire RG24 9AT	Developer	Barratt Homes
Site Description

A Barratts development as part of the redevelopment of the former county Asylum on the north side of Basingstoke. Part of a wider master planned development and close to the main general hospital. Overall development includes areas of public open space, local shops and leisure facilities. The product is typical Volume housebuilder stock although there are some variations to elevation finishes to break up the monotony of the product. Nothing above 4 storeys and of traditional brick and tile construction in the main, with some having wood effect cladding (presumed to be PVCu or similar). Subject properties are two four storey blocks of flats which have the external elevations clad and also have stacked balconies on the gable ends. All properties are completed and appear to be handed over

Unit Mix	Unit type		Count
	788 - 1-bed - Flat		14
	788 - 2-bed - Flat		6
	Total		20
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
788 - 1-bed - Flat	£210,000
788 - 2-bed - Flat	£240,000
This equates to an aggregate Market Value Subject to Vacant Possession of £4,380,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
788 - 1-bed - Flat	£800	£9,600
788 - 2-bed - Flat	£925	£11,100

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £201,000 per annum.

S i t e 7 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 813, Fleckney, Leicestershire

S i t e 8 1 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Tigers Road Fleckney Leicestershire LE8 8EQ	Developer	Persimmon Homes
Site Description

Appleyard Park is located at the southern fringe of the village of Fleckney. The site lies west of Fleckney Road, off which access to the development is obtained. The closest ‘A’ road is the A6 which is approximately two miles north east of the development.

The Appleyard Park development occupies a total area of 32.12 gross acres; delivering 290 units. The subject plots are located towards the north western fringe of the development.

Unit Mix	Unit type		Count
	813 - 2-bed - EOT		2
	813 - 2-bed - MT		1
	813 - 3-bed - EOT		3
	813 - 3-bed - MT		1
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
813 - 2-bed - EOT	£190,000
813 - 2-bed - MT	£185,000
813 - 3-bed - EOT	£220,000
813 - 3-bed - MT	£215,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,440,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
813 - 2-bed - EOT	£650	£7,800
813 - 2-bed - MT	£650	£7,800
813 - 3-bed - EOT	£800	£9,600
813 - 3-bed - MT	£800	£9,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £61,800 per annum.

S i t e 8 1 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 818, Eynsham, Oxfordshire

S i t e 8 1 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Blakeman Lane / Goddard Court / Saywell Crescent / Walter House Eynsham Oxfordshire OX29 4GF	Developer	Taylor Wimpey
Site Description

The wider site known as Thornbury Green is located to the west of Eynsham Village, situated of the Witney Road, which acts as a link to the A40 and main arterial road between London and the South West. The 37 units are part of a wider site acquired and being built out by Taylor Wimpey. The subject units include; 1 and 2 bed flats in addition to 2, 3 and 4-bed terraced/semi-detached houses. Designated car parking is included for all units. Main vehicle access is via Thornbury Road, to the east of Thornbury Green. The site is set back from the main road, bordering existing housing to the east, with agricultural land situated to the north, south and west.

Construction is in-build, with part complete units.

Unit Mix	Unit type		Count
	818 - 1-bed - Flat		6
	818 - 1-bed - SD		2
	818 - 2-bed - EOT		8
	818 - 2-bed - Flat		10
	818 - 2-bed - MT		4
	818 - 2-bed - SD		2
	818 - 3-bed - EOT		2
	818 - 3-bed - MT		2
	818 - 4-bed - EOT		1
	Total		37
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
818 - 1-bed - Flat	£215,000
818 - 1-bed - SD	£225,000
818 - 2-bed - EOT	£315,000
818 - 2-bed - Flat	£260,000
818 - 2-bed - MT	£310,000
818 - 2-bed - SD	£320,000
818 - 3-bed - EOT	£350,000
818 - 3-bed - MT	£345,000
818 - 4-bed - EOT	£385,000
This equates to an aggregate Market Value Subject to Vacant Possession of £10,515,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 8 1 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
818 - 1-bed - Flat	£725	£8,700
818 - 1-bed - SD	£775	£9,300
818 - 2-bed - EOT	£1,100	£13,200
818 - 2-bed - Flat	£975	£11,700
818 - 2-bed - MT	£1,100	£13,200
818 - 2-bed - SD	£1,100	£13,200
818 - 3-bed - EOT	£1,400	£16,800
818 - 3-bed - MT	£1,400	£16,800
818 - 4-bed - EOT	£1,500	£18,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £457,800 per annum.

S i t e 8 1 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 833, Caister-On-Sea, Norfolk

S i t e 8 3 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Kerrison Close / Pascoe drive Caister-On-Sea Norfolk NR29 3TJ	Developer	Persimmons
Site Description

This site is a development by Persimmon Homes in Caister-on-Sea in the county of Norfolk. The site is located on the north fringe of Caister-on-Sea between Ormesby Road to the east and the Caister bypass to the west. Ormesby Road provides direct access into Caister-on-Sea to the south whilst the bypass provides access to Great Yarmouth south bound and Norwich west bound via the A149. The nearest railway station is situated in Great Yarmouth, approximately 5km from the site. Caister has a range of amenities including a supermarket, a medical centre, a police station and a post office. There are also four schools. The entire site appears to be in Flood Zone 1. The subject units were all terraced houses that were completed at the time of inspection.

Unit Mix	Unit type		Count
	833 - 2-bed - EOT		6
	833 - 2-bed - MT		3
	Total		9
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
833 - 2-bed - EOT	£180,000
833 - 2-bed - MT	£175,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,605,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
833 - 2-bed - EOT	£725	£8,700
833 - 2-bed - MT	£700	£8,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £77,400 per annum.

S i t e 8 3 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 836, Warton, Warwickshire

S i t e 8 3 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Burdett Road / Red Marl Warton Warwickshire B79 0JG	Developer	Bellway
Site Description

The site is situated east of Tamworth in the village of Warton. The site is part of an area of land acquired by Bellway. The affordable housing element is in pockets along Red Marl Way and Burdett Road. Main vehicle access is via Barn End Road and Orton Road to the east. It is a semi-rural location with good road networks and close to the M42.

Construction is near completion to the subject phase with all houses complete to varying degrees. All houses on the site including the semi-detached and terraced affordable housing units are complete. However, construction of houses towards the east are still in progress.

Unit Mix	Unit type		Count
	836 - 2-bed - EOT		5
	836 - 2-bed - MT		3
	836 - 2-bed - SD		1
	836 - 3-bed - SD		3
	836 - 4-bed - SD		2
	Total		14
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
836 - 2-bed - EOT	£187,500
836 - 2-bed - MT	£192,500
836 - 2-bed - SD	£197,500
836 - 3-bed - SD	£245,000
836 - 4-bed - SD	£290,000
This equates to an aggregate Market Value Subject to Vacant Possession of £3,027,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
836 - 2-bed - EOT	£800	£9,600
836 - 2-bed - MT	£800	£9,600
836 - 2-bed - SD	£800	£9,600
836 - 3-bed - SD	£900	£10,800
836 - 4-bed - SD	£1,175	£14,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £147,000 per annum.

S i t e 8 3 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 866, Thatcham, Berkshire

S i t e 8 6 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Pinfold Place Thatcham Berkshire RG19 3AD	Developer	Persimmons
Site Description

A new infill development on the west side of Thatcham, surrounded by other low rise housing of varying ages from immediate post war to current times. The site is level and has limited soft landscaping, with quite regimented appearance. Properties are standard volume housebuilder product with brick elevations and tile covered pitched roofs and the Estate is generally well presented. There is a large area of open space to the rear of the development and local facilities can be found at Bath Road, around half a mile to the north. Thatcham town centre is around a mile to the east. Newbury is around 4 miles to the west with connections from there via the A34 to the M4. The subject properties comprise a 3 storey block of flats and part of a terrace of houses. All are complete and occupied.

Unit Mix	Unit type		Count
	866 - 2-bed - D		1
	866 - 2-bed - Flat		5
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
866 - 2-bed - D	£250,000
866 - 2-bed - Flat	£200,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,250,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
866 - 2-bed - D	£1,100	£13,200
866 - 2-bed - Flat	£900	£10,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £67,200 per annum.

S i t e 8 6 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 885, Bracknell, Berkshire

S i t e 8 8 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Joycliffe Ride Bracknell Berkshire RG42 6DS	Developer	Linden
Site Description

A development by Linden Homes on former farmland between the urban edge of Bracknell and the village of Newell Green. Bracknell town centre is around 2 miles to the south and the village centre around half a mile to the north. The subject properties are a contained within a single block of flats on the road frontage to the site. The building has brick elevations to part of the ground floor and cladding to other parts of the ground and both upper floors, with surface parking provided to the rear of the building. Elsewhere Linden Homes are continuing to build our the rest of the scheme, which is marketed under the name Archfield.

Unit Mix	Unit type		Count
	885 - 1-bed - Flat		3
	885 - 2-bed - Flat		6
	Total		9
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
885 - 1-bed - Flat	£235,000
885 - 2-bed - Flat	£300,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,505,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
885 - 1-bed - Flat	£950	£11,400
885 - 2-bed - Flat	£1,200	£14,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £120,600 per annum.

S i t e 8 8 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 888, Staplehurst, Kent

S i t e 8 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Braganza Drive / Crouch Road / FLATS CROUCH / Lade Drive Staplehurst Kent TN12 0FY	Developer	Barratt Homes
Site Description

Site 888 a development by Barratt Homes in Staplehurst known as Dickens Gate. This development is on the north side of Marden Road to the west of the centre of Staplehurst. The units appear to be constructed traditionally and are a mixture of terrace housing semi-detached and flats which are low rise. To the north lies the railway line. Staplehurst Station is located just 0.5km to the west and is accessible via a public footpath through the adjoining residential estate connecting to Lodge Road from Greenhill. The properties appear to be within Flood Zone 1. The affordable units being valued are located across the development.

Unit Mix	Unit type		Count
	888 - 1-bed - EOT		2
	888 - 1-bed - Flat		12
	888 - 2-bed - EOT		3
	888 - 2-bed - Flat		4
	888 - 2-bed - MT		1
	888 - 2-bed - SD		3
	Total		25
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
888 - 1-bed - EOT	£202,500
888 - 1-bed - Flat	£195,000
888 - 2-bed - EOT	£267,500
888 - 2-bed - Flat	£230,000
888 - 2-bed - MT	£265,000
888 - 2-bed - SD	£270,000
This equates to an aggregate Market Value Subject to Vacant Possession of £5,542,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
888 - 1-bed - EOT	£715	£8,580
888 - 1-bed - Flat	£715	£8,580
888 - 2-bed - EOT	£895	£10,740
888 - 2-bed - Flat	£850	£10,200
888 - 2-bed - MT	£985	£11,820
888 - 2-bed - SD	£985	£11,820
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £240,420 per annum.

S i t e 8 8 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 893, Northwich, Cheshire

S i t e 8 9 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Violet Grove Northwich Cheshire CW8 4FG	Developer	Barratt
Site Description

The site is located to the North East of Northwich town centre in the suburb of Winnington. The site is Phase 2 of larger Barratts Imperial Park development of which is around 1-2 years old. The subject site is bordered by mature trees/shrublands with Phase I of the park extending to the South West and North West. Directly west of the site is a large playing field which is currently used by dogwalkers. To the east of the site is an older suburban estate (dating early 2000s?). Other than residential there are a number of land uses in the surrounding area. Opposite the scheme on Winnington Avenue there are a number of office/industrial buildings as well as a garden centre. To the north of the site lies Tata Chemicals Europe, a large chemical plant. Further to the south west of the scheme is a David Wilson scheme which will be a key comparable scheme.

Construction is underway to the subject phase with houses complete to varying degrees. Most of the properties along Violet Grove are now complete however the south end is still under construction as is Dahlia Crescent. The subject units are completed but appeared vacant. Some works still being undertaken on the roads at the site.

Unit Mix	Unit type		Count
	893 - 2-bed - Flat		6
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
893 - 2-bed - Flat	£150,000

This equates to an aggregate Market Value Subject to Vacant Possession of £900,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
893 - 2-bed - Flat	£700	£8,400

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £50,400 per annum.

S i t e 8 9 3
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 921, Blackpool, Lancashire

S i t e 9 2 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Stubblefield Drive Blackpool Lancashire FY8 2FN	Developer	Persimmons
Site Description

The site is known as 921 Coastal Dunes, Lytham St Annes and is being developed by Persimmon Homes. The site is located 4.8km south of Blackpool, 2.9km north of Lytham St Annes and 22.6km west of Preston. The nearest train station is Squires Gate which is located approximately 0.4 miles north east of the site. Access to the site is off Clifton Drive North (A584) beyond which lies Fylde Sand Dunes Beach directly west of the scheme. The north of the scheme is bordered by local authority housing. Running east of the scheme is a railway line which runs along the coast. Directly south of the scheme is scrubland beyond which lies a recently built residential development. 0.8 miles east of the site is Blackpool Airport.

Persimmon are currently marketing a range of two, three, four and five bedroom homes on the site. The scheme will eventually deliver 451 homes. Construction is underway to the subject phase with houses and flats complete to varying degrees. All of the affordable units along Stubblefield Drive were complete with more than 50% of these units now occupied. We note that some works still being undertaken on the roads at the site.

Unit Mix	Unit type		Count
	921 - 2-bed - D		2
	921 - 2-bed - EOT		1
	921 - 2-bed - MT		1
	921 - 3-bed - EOT		19
	921 - 3-bed - MT		12
	921 - 3-bed - SD		4
	Total		39
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
921 - 2-bed - D	£160,000
921 - 2-bed - EOT	£147,500
921 - 2-bed - MT	£145,000
921 - 3-bed - EOT	£171,053
921 - 3-bed - MT	£165,000
921 - 3-bed - SD	£187,500

This equates to an aggregate Market Value Subject to Vacant Possession of £6,592,500.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 9 2 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
921 - 2-bed - D	£800	£9,600
921 - 2-bed - EOT	£675	£8,100
921 - 2-bed - MT	£675	£8,100
921 - 3-bed - EOT	£816	£9,789
921 - 3-bed - MT	£819	£9,825
921 - 3-bed - SD	£863	£10,350

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £380,700 per annum.

S i t e 9 2 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 940, Banbury, Oxfordshire

S i t e 9 4 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Jarvis Circle / Kingerlee Road Banbury Oxfordshire OX16 1HH	Developer	Taylor Wimpey
Site Description

The wider site known as Castle Grange is located to the north-west of Banbury, situated off Warwick Road, which acts as a link into the town centre. The site is situated between Oxford and Bimingham, c.3 miles west of the M40. The 11 units form part of the wider site, acquired by Taylor Wimpey. The subject units include 1 & 2 bed flats and 2 & 3 bed houses. Main vehicle access is via Warwick Road, which runs adjacent to the site on the east of Castle Grange. The site is set back from the main road, bordering existing residential dwellings to the east, agricultural land situated to the north and west, with an academy located to the south of the site.

Construction is in-build, with part complete units. All subject units have been completed.

Unit Mix	Unit type		Count
	940 - 1-bed - Flat		4
	940 - 2-bed - D		1
	940 - 2-bed - Flat		2
	940 - 3-bed - SD		4
	Total		11
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
940 - 1-bed - Flat	£140,000
940 - 2-bed - D	£230,000
940 - 2-bed - Flat	£197,500
940 - 3-bed - SD	£280,000

This equates to an aggregate Market Value Subject to Vacant Possession of £2,305,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
940 - 1-bed - Flat	£700	£8,400
940 - 2-bed - D	£850	£10,200
940 - 2-bed - Flat	£800	£9,600
940 - 3-bed - SD	£1,000	£12,000

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £111,000 per annum.

S i t e 9 4 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 942, Uxbridge, Greater London

S i t e 9 4 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Percival House Uxbridge Greater London UB10 0YD	Developer	Persimmon Homes North London
Site Description

The subject homes are part of a large scale residential development at St. Andrews Park. The site is delivered by a number of national house builders, including St. Mowden Homes and Persimmon Homes. The large site, lies off St Andrews Church roundabout to the south of Uxbridge high street. The scheme is located c. 700m from Uxbridge Underground station, which is serviced by both the Metropolitan and Piccadilly lines. Subject property, located in the Percival House apartment block, faces onto Hillingdon Road, a busy dual carriageway that connects the area around the subject site to the London Borough of Hayes in the south and the A40 to the north.

The subject property has access to a single allocated parking space. These are located to the front and rear of the apartment block. Space for parking appears to be at a premium at the site as there are areas of overspill already forming, due to the full occupancy of the development around the subject unit. The property is located in a 3 storey apartment block. There are a couple of apartment blocks that similarly front the development along Hillingdon Road but the majority of the rest of the development is suburban terrace and semi-detached housing. The subject home is complete and occupied. The housing in the immediate vicinity of the subject site is all complete and occupied. Upon entry onto the St. Andrews Park scheme, there remains some development ongoing by St. Mowdens Homes to the northern portion of the site.

Unit Mix	Unit type		Count
	942 - 1-bed - Flat		1
	Total		1
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
942 - 1-bed - Flat	£300,000

This equates to an aggregate Market Value Subject to Vacant Possession of £300,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
942 - 1-bed - Flat	£1,200	£14,400

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £14,400 per annum.

S i t e 9 4 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 991, Great Blakenham, Suffolk

S i t e 9 9 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Meadow Drive Great Blakenham Suffolk IP6 0NS	Developer	Persimmon
Site Description

The wider site is known as Gipping Mill and is located approximately 0.3 miles to the north of Great Blakenham village centre. The site is located approximately 1.5 miles to the north west of the A14 which connects the Port of Felixstowe to the Catthorpe Interchange, which is a major intersection at the southern end of the M6 and junction 19 of the M1. The site is being developed by Persimmon Homes and at the date of inspection was still under construction. The affordable housing elements are located in three different areas of the site. Two of the sites are located on the spine road through the development and one is located to the northern edge of the site. Main vehicular access to the site is via Stowmarket Road (B1113), which runs through the centre of Great Blakenham. To the north of the site are allotments and fields, to the east of the site are existing residential properties and the B113, to the south is an existing residential development and to the west is Blueleighs Residential Park and agricultural land.

Construction is underway on the site, with the affordable element of the site constructed. The site is in varying phases of construction, with some areas still undeveloped and some properties with scaffolding at varying stages of completion. The internal site roads are at varying stages of completion, with the main spine road complete but many others still needing surfacing.

Unit Mix	Unit type		Count
	991 - 2-bed - EOT		4
	991 - 2-bed - MT		3
	991 - 2-bed - SD		4
	991 - 3-bed - SD		2
	Total		13
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
991 - 2-bed - EOT	£215,000
991 - 2-bed - MT	£210,000
991 - 2-bed - SD	£220,000
991 - 3-bed - SD	£300,000

This equates to an aggregate Market Value Subject to Vacant Possession of £2,970,000.
3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
991 - 2-bed - EOT	£775	£9,300
991 - 2-bed - MT	£775	£9,300
991 - 2-bed - SD	£775	£9,300
991 - 3-bed - SD	£900	£10,800

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £123,900 per annum.

S i t e 9 9 1
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1013, Bushby, Leicestershire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Harcourt Grove / Zouche Way Bushby Leicestershire LE7 9HY	Developer	Bloor Homes
Site Description

Bushby Fields is located at the eastern fringe of the village of Bushby. The site lies north of Uppingham Road (A47), off which access to the development is obtained. The A47 provides access to the City of Leicester, which is approximately four miles west.

Bushby Fields is a multi-phase development, occupying a total area of 39.04 gross acres; delivering up to 275 units. The subject plots are located towards the north eastern fringe of the development.

Unit Mix	Unit type		Count
	1013 - 2-bed - EOT		2
	1013 - 2-bed - MT		1
	1013 - 2-bed - SD		2
	Total		5
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1013 - 2-bed - EOT	£200,000
1013 - 2-bed - MT	£197,500
1013 - 2-bed - SD	£205,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,007,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1013 - 2-bed - EOT	£750	£9,000
1013 - 2-bed - MT	£750	£9,000
1013 - 2-bed - SD	£750	£9,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £45,000 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1046, Tidworth, Wiltshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Eyles Road Tidworth Wiltshire SP9 7WP	Developer	Persimmon Homes
Site Description

Tidworth is a British Army garrison town on the east edge of Salisbury Plain military training area and as a result is a little remote from other settlements. Andover is around 9 miles to the east and Salisbury a similar distance to the South. The area to the west side of the town is predominantly a training area for the army with limited access.

The subject properties are part of a development on the north eastern edge of the settlement and there are other new homes developments on the south west side. The town centre is around half a mile to the south east but within the new development there is a school and public amenity space. There is reasonable road access to reach the A303 and the nearest rail stations are at Andover or Pewsey. The estate comprises typical contemporary volume housebuilder product of low rise Brick elevations with tile roofs but no local vernacular features. The development is predominantly high density terraced and semi detached houses and low rise flats. The subject properties are a terrace of 4 houses, completed and occupied at the time of inspection.

Unit Mix	Unit type		Count
	1046 - 2-bed - MT		2
	1046 - 3-bed - EOT		2
	Total		4
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1046 - 2-bed - MT	£210,000
1046 - 3-bed - EOT	£240,000
This equates to an aggregate Market Value Subject to Vacant Possession of £900,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1046 - 2-bed - MT	£850	£10,200
1046 - 3-bed - EOT	£1,000	£12,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £44,400 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1067, Standon, Hertfordshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Hawken Close Standon Hertfordshire SG11 1LX	Developer	Stonebond Properties
Site Description

The wider site known as Saxon Meadows is located to the east of Standon village centre, which lies in Ware within the administrative district of Hertfordshire. The site is positioned on Harken Close to the north of Standon Road in a rural location with agricultural land to the north and east and existing housing to the west. Main vehicle access is directly from Standon Road.

Standon village has many local facilities. In addition to the church, there is a village hall, two public houses, a Chinese restaurant, post office, butcher, baker, and newsagent. It is well connected to Bishop Stortford via the A120, Ware via the A10 and London Stansted Airport which lies around 11 miles to the east. Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway.

Unit Mix	Unit type		Count
	1067 - 1-bed - Flat		4
	1067 - 2-bed - SD		2
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1067 - 1-bed - Flat	£200,000
1067 - 2-bed - SD	£340,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,480,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1067 - 1-bed - Flat	£825	£9,900
1067 - 2-bed - SD	£1,225	£14,700
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £69,000 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1109, Sandbach, Cheshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Ivy Close / Larch Drive Sandbach Cheshire CW11 4LD	Developer	Persimmon Homes
Site Description

The site is known as The Heath and is being developed by Persimmon Homes. The site is located in Sandbach in the county of Cheshire. Sandbach is located approximately 7.2km north east of Crewe, 38.5km south west of Manchester and 19.6km north west of Stoke-on-Trent. Sandbach has a train station which is located north west of the town centre and provides regular services to Manchester Piccadilly (48 minutes) and Crewe (8 minutes). Junction 17 of the M6 motorway runs through the north east of the town providing connections to northern England and the midlands. The closest airport is Manchester Airport (25km).

The site is bounded by open countryside and woodland to the north, north east and north west whilst the southern boundary of the site is formed by housing fronting Hawthorne Drive. Persimmon are currently marketing a range of 2, 3 and 4 bedroom homes on the site. Up to 188 homes will be delivered on the scheme.

Construction of the subject units (4 flats and 3 houses) is complete and the units appear to be occupied at the date of inspection. The flats and houses are of traditional construction. The flats are arranged over two storeys with separate entrances.

Unit Mix	Unit type		Count
	1109 - 1-bed - SD		4
	1109 - 3-bed - EOT		1
	1109 - 3-bed - MT		2
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1109 - 1-bed - SD	£145,000
1109 - 3-bed - EOT	£345,000
1109 - 3-bed - MT	£340,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,605,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1109 - 1-bed - SD	£550	£6,600
1109 - 3-bed - EOT	£825	£9,900
1109 - 3-bed - MT	£825	£9,900
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £56,100 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1112, Wymondham, Norfolk

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Aspen Drive Wymondham Norfolk NR18 9FT	Developer	Taylor Wimpey
Site Description

Situated at the edge of the bustling and sought after market town of Wymondham, you’ll find The Alders offering a collection of high quality 2, 3, 4 & 5 bedroom homes. With its excellent location close to the A11 (less than 1 mile) the development is popular with commuters to Norwich city centre less than 12 miles away. The Taylor Wimpey development features homes situated amongst green spaces and has been thoughtfully designed to connect to the unspoilt countryside, which you can explore via a network of footpaths. Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway. The two subject properties comprised a row of terraced houses.

Unit Mix	Unit type		Count
	1112 - 1-bed - MT		2
	1112 - 3-bed - EOT		2
	Total		4
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1112 - 1-bed - MT	£175,000
1112 - 3-bed - EOT	£290,000
This equates to an aggregate Market Value Subject to Vacant Possession of £930,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1112 - 1-bed - MT	£625	£7,500
1112 - 3-bed - EOT	£925	£11,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £37,200 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1144, Leamington Spa, Warwickshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Pattle Close Leamington Spa Warwickshire CV33 9FB	Developer	Bellway
Site Description

The site is situated in the semi-rural village of Lighthorne Heath located to the southeast of Leamington Spa. The development is off the B4100 adjacent to the M40 in between Lamington Spa and Banbury. The relatively small site is part of an area of land acquired by Bellway. The affordable housing element is located towards the east of the site on Pattle Close.

Main vehicle access is via Banbury Road to the north of the village. The village is home to the British Motor Museum as well as JLR and Aston Martin manufacturing plants. Construction is complete to the subject phase with all houses complete to varying degrees. Terraced, detached and semi-detached housing units along Pattle close are complete.

Unit Mix	Unit type		Count
	1144 - 4-bed - EOT		1
	Total		1
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1144 - 4-bed - EOT	£425,000
This equates to an aggregate Market Value Subject to Vacant Possession of £425,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1144 - 4-bed - EOT	£1,300	£15,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £15,600 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1222, Felixstowe, Suffolk

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Stables Road Felixstowe Suffolk IP11 9FB	Developer	Barratt Homes
Site Description

The wider site is known as Walton Gate and is located approximately 1.6 miles to the north west of Felixstowe town centre and approximately 0.5 miles to the south east of Trimley. The site was developed by Barratt Homes with the affordable housing element located to the west of the development, and adjacent to the A14 Port of Felixstowe Road. The affordable housing is located opposite a park area, which is laid to lawn, in the centre of the development.

The site is bordered by High Street to the north and Felixstowe School and its associated playing fields to the east. The railway line which connects over ground train services between Trimley and Felixstowe train station is located to the south of the site. The A14 runs parallel to the west of the site. Main vehicular access to the site is via Walton Hall Drive, which adjoins High Street to the north. The Dock Spur Roundabout is located to the north west of the site and provides access to the A14, which is the main road providing access in and out of Felixstowe. Construction has completed on site.

Unit Mix	Unit type		Count
	1222 - 1-bed - Flat		2
	1222 - 2-bed - Flat		2
	Total		4
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1222 - 1-bed - Flat	£125,000
1222 - 2-bed - Flat	£150,000
This equates to an aggregate Market Value Subject to Vacant Possession of £550,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1222 - 1-bed - Flat	£540	£6,480
1222 - 2-bed - Flat	£650	£7,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £28,560 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1226, Oswaldtwistle, Lancashire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Thwaites Road Oswaldtwistle Lancashire BB5 4BN	Developer	Persimmon Homes
Site Description

The site is known as The Shires and is being developed by Persimmon. The site is located in Oswaldtwistle. Oswaldtwistle is located approximately 5.1km west of Blackburn, 12.1km south west of Burnley and 20.7km north of Bolton. The nearest train station to the site is located 1.2km north east at Church and Oswaldtwistle. The site is located approximately 2.6km south west of Junction 7 of the M65.

Access to the site is off Thwaites Road which the subject units are also located on. Directly opposite to the west of the subject units is White Ash Primary School (Ofsted rated outstanding). Adjacent to the north is White Ash Brook Care Home. The eastern boundary is formed by White Ash Brook beyond which is a small woodland. To the south is a row of terraced housing. The site is now sold out having marketed a range of 2, 3 and 4 bedroom homes. The scheme has provided 69 units. Construction is now complete on the site including all of the subject affordable units which are now occupied.

Unit Mix	Unit type		Count
	1226 - 3-bed - EOT		3
	1226 - 3-bed - MT		2
	Total		5
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1226 - 3-bed - EOT	£218,333
1226 - 3-bed - MT	£212,500
This equates to an aggregate Market Value Subject to Vacant Possession of £1,080,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1226 - 3-bed - EOT	£667	£8,000
1226 - 3-bed - MT	£675	£8,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £40,200 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1260, North Kilworth, Leicestershire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Stablefields Drive North Kilworth Leicestershire LE17 6HR	Developer	Snowden Homes
Site Description

The Stables is located at the south western fringe of the village of North Kilworth. The site lies west of South Kilworth Road, off which access to the development is obtained. The closest ‘A’ road is the A4304, which is around a quarter of a mile north of the development and provides access to the M1 motorway approximately four miles to the west. The Stables development occupies a total area of 2.97 gross acres; delivering 24 units. The subject plots are located at the northern fringe of the development.

Unit Mix	Unit type		Count
	1260 - 2-bed - D		1
	1260 - 2-bed - SD		2
	Total		3
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1260 - 2-bed - D	£260,000
1260 - 2-bed - SD	£250,000
This equates to an aggregate Market Value Subject to Vacant Possession of £760,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1260 - 2-bed - D	£850	£10,200
1260 - 2-bed - SD	£825	£9,900
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £30,000 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1288, Wolverhampton, Staffordshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Marshall Way Wolverhampton Staffordshire WV8 1FN	Developer	Bloor Homes
Site Description

The site is situated in Bilbrook village, north of Wolverhampton. The site is part of an area of land acquired by Bloor Homes. The affordable housing element is located on the east side of the site on Marshall Way.

Main vehicle access is via Pendeford Mill Lane, the main road to Codsall and the A449, which leads to the M54 and Wolverhampton. Construction is near completion to the subject phase with houses and low-rise flats complete. Semi-detached, terraced and low-rise flats for affordable housing are completed. However, other houses are still under construction to various degrees. The roads and paving are also at he final stages of finishing.

Unit Mix	Unit type		Count
	1288 - 1-bed - Maisonette		2
	1288 - 2-bed - SD		2
	1288 - 3-bed - EOT		1
	1288 - 3-bed - MT		1
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1288 - 1-bed - Maisonette	£172,500
1288 - 2-bed - SD	£225,000
1288 - 3-bed - EOT	£260,000
1288 - 3-bed - MT	£255,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,310,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1288 - 1-bed - Maisonette	£525	£6,300
1288 - 2-bed - SD	£650	£7,800
1288 - 3-bed - EOT	£750	£9,000
1288 - 3-bed - MT	£750	£9,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £46,200 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1304, Houghton Regis, Bedfordshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Aventine Grove / Centurion Way / Octavian Road Houghton Regis Bedfordshire LU5 6GN	Developer	Linden
Site Description

Site 1304, marketed under the name of Buckwood Leys by Linden Homes, is part of a much larger development known as “Bidwell West” located in Houghton Regis in the county of Bedfordshire, 30 miles north-west of London and 12 miles south-west of Milton Keynes. The road connections are excellent as the site is adjacent to the A5 with a direct link to junction 11A of the M1 motorway just over a mile to the east. The nearest train station is that of Leagrave, some 3.5 miles to the east with direct 40-minute services into London St Pancras. Bidwell West total 166 hectares and will ultimately comprise 1,850 dwellings, a local centre including retail and community facilities, public open spaces and natural wildlife areas. The Linden Homes parcel is located to the north of the wider site and is bordered by Thorn Road to the north. The local centre with all its amenities will lie directly opposite the Linden Homes parcel on its west boundary. The properties appear to be within Flood Zone 1. All affordable housing units are complete and appear to be occupied with residents. There is construction underway at the end of Octavian Road and Aventine Grove.

Unit Mix	Unit type		Count
	1304 - 2-bed - EOT		4
	1304 - 2-bed - Flat		2
	1304 - 2-bed - MT		1
	1304 - 3-bed - EOT		5
	1304 - 4-bed - EOT		3
	Total		15
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1304 - 2-bed - EOT	£295,000
1304 - 2-bed - Flat	£210,000
1304 - 2-bed - MT	£290,000
1304 - 3-bed - EOT	£370,000
1304 - 4-bed - EOT	£460,000
This equates to an aggregate Market Value Subject to Vacant Possession of £5,120,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1304 - 2-bed - EOT	£925	£11,100
1304 - 2-bed - Flat	£800	£9,600
1304 - 2-bed - MT	£925	£11,100
1304 - 3-bed - EOT	£1,350	£16,200
1304 - 4-bed - EOT	£1,600	£19,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £213,300 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1305, Milton Keynes, Buckinghamshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Greenford Crescent Milton Keynes Buckinghamshire MK10 9XL	Developer	R&B Newman
Site Description

The development is located 3.5 miles to the south east of Milton Keynes town centre, which lies within the administrative district of Buckinghamshire. The site is positioned on Greenford Crescent to the west of Ladbroke Grove and to the north of Standing Way (A421), in an established residential location. Main vehicle access is directly from Ladbroke Grove via Greenford Crescent. The urban area in Milton Keynes is served by seven railway stations. Wolverton, Milton Keynes Central and Bletchley stations are on the West Coast Main Line and are served by local commuter services between London and Birmingham or Crewe. Milton Keynes Central is also served by inter-city services between London and Scotland, Wales, the North West and the West Midlands. Bletchley, Fenny Stratford, Bow Brickhill, Woburn Sands and Aspley Guise railway stations are on the Marston Vale line to Bedford.

The M1 motorway runs along the east flank of MK and serves it from junctions 11a, 13, 14 and 15. The A5 road runs right through as a grade separated dual carriageway. Other main roads are the A509 to Wellingborough and Kettering, and the A421 and A422, both running west towards Buckingham and east towards Bedford. Additionally, the A4146 runs from (near) junction 14 of the M1 to Leighton Buzzard. Proximity to the M1 has led to construction of a number of distribution centres, including Magna Park at the south-eastern flank of Milton Keynes, near Wavendon. Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway.

Unit Mix	Unit type		Count
	1305 - 1-bed - Flat		4
	1305 - 2-bed - Flat		2
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1305 - 1-bed - Flat	£215,000
1305 - 2-bed - Flat	£245,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,350,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1305 - 1-bed - Flat	£825	£9,900
1305 - 2-bed - Flat	£975	£11,700

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £63,000 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1380, Sherburn in Elmet, North Yorkshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Bramley Park Sherburn in Elmet North Yorkshire LS25 6GE	Developer	Redrow Homes
Site Description

Saxon Gardens is a relatively small site in the village of Sherburn-in-Elmet, located about 16 miles East of Leeds and 16 miles South of York. The site is in easy reach of the A1(M) to the West, and is in close proximity to Sherburn rail station; with lines to Hull, York, Bridlington and Sheffield.

The site is next to The Sycamores, a similar development by Redrow. Bramley Park Avenue is the main link road spanning across the length of the site, accessed via Low Street, running through the middle of Sherburn-In-Elmet. At the date of inspection, the site was fully constructed and fully occupied.

Unit Mix	Unit type		Count
	1380 - 2-bed - EOT		1
	1380 - 2-bed - MT		1
	Total		2
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1380 - 2-bed - EOT	£190,000
1380 - 2-bed - MT	£185,000
This equates to an aggregate Market Value Subject to Vacant Possession of £375,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1380 - 2-bed - EOT	£675	£8,100
1380 - 2-bed - MT	£675	£8,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £16,200 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1483, Gravesend, Kent

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Cornfield Drive / Meadowsweet Mews / Tillage Gardens / Tillage Gardens Gravesend Kent DA11 7GP	Developer	Persimmon Homes
Site Description

Site 1483 is a development by Bovis and Persimmon marketed as Watermans Park. The units being valued were developed by Persimmon. The site is conveniently located to the south of Gravesend, close to the main access into town from the A2 to the south which links to the M25 to the west. There are plenty of local retail amenities with two local shopping centres as well as Bluewater. At the time of inspection, a discount supermarket was nearing completion, opposite the entrance to the site. There are also a number of leisure amenities nearby including a cyclopark, a golf club, Woodlands Park and Cascades Leisure Centre. The affordable units being valued are located throughout the initial phase. Whilst the subject properties are complete, construction is still ongoing on further phases.

Unit Mix	Unit type		Count
	1483 - 2-bed - EOT		2
	1483 - 2-bed - Flat		6
	1483 - 2-bed - MT		1
	1483 - 2-bed - SD		4
	1483 - 3-bed - EOT		4
	1483 - 3-bed - MT		3
	Total		20
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1483 - 2-bed - EOT	£315,000
1483 - 2-bed - Flat	£242,500
1483 - 2-bed - MT	£312,500
1483 - 2-bed - SD	£317,500
1483 - 3-bed - EOT	£395,000
1483 - 3-bed - MT	£390,000
This equates to an aggregate Market Value Subject to Vacant Possession of £6,417,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1483 - 2-bed - EOT	£1,125	£13,500
1483 - 2-bed - Flat	£900	£10,800
1483 - 2-bed - MT	£1,125	£13,500
1483 - 2-bed - SD	£1,125	£13,500
1483 - 3-bed - EOT	£1,300	£15,600
1483 - 3-bed - MT	£1,300	£15,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £268,500 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1508, Warboys, Cambridgeshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Eldrida Drive Warboys Cambridgeshire PE28 2WJ	Developer	Bdw
Site Description

The wider site known as Warboys Village, is located north of Warboys town centre, and close to the A141 which connects Warboys to nearby Chatteris and Huntingdon. The subject units are part of the wider Barratt David Wilson homes site which delivers a collection of 2, 3, 4 and 5 bedroom homes in a new suburban housing estate. The subject homes are part of phase 2 delivery at the scheme. The site is fully complete across phase 1 and 2, with all homes for private sale, sold. There was no evidence of further construction at the site upon inspection, however, there were some construction works outside the subject units at Eldrida Drive, working on the boundary and fencing. Subject quad houses had allocated parking to the rear of the properties. Terraced and semi-detached units had allocated bay parking to the front of the properties. Properties situated in a cul-de-sac type location.

Main vehicular access to the scheme is from Station Road, along the eastern boundary of the site. Station Road is a main arterial road within Warboys that connects the town to the wider Fenland region. The area immediate surrounding the site is predominantly established residential housing to the eastern and southern borders along, Station Road and Old Mill Avenue. The northern and western portions of the site are existing fields and land for agricultural usage. Construction on both the first and second phases of development is complete with all the subject properties (held in Phase 2) completed and occupied (from car parking and resident activity noted during inspection). All affordable units (subject units) complete and occupied.

Unit Mix	Unit type		Count
	1508 - 1-bed - Flat		4
	1508 - 2-bed - SD		1
	1508 - 3-bed - D		1
	1508 - 3-bed - SD		2
	1508 - 4-bed - SD		1
	Total		9
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1508 - 1-bed - Flat	£147,500
1508 - 2-bed - SD	£215,000
1508 - 3-bed - D	£270,000
1508 - 3-bed - SD	£260,000
1508 - 4-bed - SD	£330,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,925,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1508 - 1-bed - Flat	£563	£6,750
1508 - 2-bed - SD	£700	£8,400
1508 - 3-bed - D	£850	£10,200
1508 - 3-bed - SD	£850	£10,200
1508 - 4-bed - SD	£1,100	£13,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £79,200 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1510, Sutton, Cambridgeshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Clay Lane / Seamark Drive / Stimpson Street Sutton Cambridgeshire CB6 2GN	Developer	Galliford Try
Site Description

The wider site known as Laithwaite Gardens, is located within Sutton, a semi-rural village location to the west of central Ely. Located around 5km from Ely, the site lies just to the south east of the A142 a major A road in Suffolk linking Ely, Chatteris and Soham to Newmarket and the wider road networks of the A11 and A14. The subject units are part of the wider Linden Homes site which delivers a collection of 3, 4 and 5 bedroom housing in a new suburban housing estate. Upon inspection, it was noted that all the affordable homes in this instruction have completed construction, but final works on interiors of the homes were ongoing with a number of workpeople assessing the properties. These homes, located on Seamark Drive and Clay Lane are situated towards the back of the site with agricultural fields to the west of the properties. The ironworks are raised at the site, with final road surfaces to be completed. Construction on the wider site remains ongoing, with homes to the north of the site still under construction. Construction traffic was noted at the time of inspection.

Properties 5-22 Seamark are semi-detached houses with allocated parking to the front of the properties. Clay Lane properties undergoing final touches, similarly parking to the front of the properties. Quiet location, with vehicular access from roundabout on Mepal Road. Currently only one access point to the site. Upon entry to Laithwaite Gardens there is a site office and showhome. The area around the site is pre-existing residential to the south and then boarded by fields to the west and northern boundaries. All subject homes are complete, but are yet to be occupied.

Unit Mix	Unit type		Count
	1510 - 2-bed - EOT		3
	1510 - 2-bed - MT		3
	1510 - 2-bed - SD		9
	1510 - 3-bed - EOT		1
	1510 - 3-bed - SD		1
	Total		17
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1510 - 2-bed - EOT	£225,000
1510 - 2-bed - MT	£225,000
1510 - 2-bed - SD	£227,500
1510 - 3-bed - EOT	£255,000
1510 - 3-bed - SD	£260,000
This equates to an aggregate Market Value Subject to Vacant Possession of £3,912,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1510 - 2-bed - EOT	£800	£9,600
1510 - 2-bed - MT	£800	£9,600
1510 - 2-bed - SD	£800	£9,600
1510 - 3-bed - EOT	£1,000	£12,000
1510 - 3-bed - SD	£1,000	£12,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £168,000 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1580, Harrow, Greater London

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Hondros Court / Levitt Court / Whipple Lane Harrow Greater London HA2 6DU	Developer	Persimmon
Site Description

The subject homes are part of a large scale residential development to the North West of Harrow town centre, at Eastman Village and Harrow View West. The subject units are located around a 1km from the Harrow and Wealdstone Underground station (serviced by the Bakerloo Line as well as the Overground, Southern Trains and West Midlands Trains). The subject units face onto Harrow View, a busy main road connecting the site to more centralised Harrow, and associated amenities, and Watford to the north of the scheme when the road turns into the popular A4008.

The subject units, located across two, four-storey residential apartment blocks. Parking is found to the rear of the blocks, with each apartment allocated a single parking space. There are EV charging points dotted across the site, with no fewer than 2 EV charging points in the parking courtyard to the rear of the subject sites. The wider Harrow View West site is built and developed by Persimmon Homes. The site delivers a mixture of apartment accommodation and single family low rise dwellings. The site is fully complete but raised iron works remain and there was evidence of low levels of occupation. The subject homes are complete but do not appear to be fully occupied. Raised ironworks remain at the site.

Unit Mix	Unit type		Count
	1580 - 2-bed - Flat		16
	1580 - 3-bed - EOT		1
	Total		17
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1580 - 2-bed - Flat	£415,156
1580 - 3-bed - EOT	£615,000

This equates to an aggregate Market Value Subject to Vacant Possession of £7,257,500.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1580 - 2-bed - Flat	£1,452	£17,419
1580 - 3-bed - EOT	£2,000	£24,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £302,700 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1644, Witham, Essex

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Ager Road / Bright Avenue / Butcher Row / Hooten End / Stoneham Close Witham Essex CM8 1ZB	Developer	Redrow
Site Description

The site is known as 1644 Lodge Farm, Witham and has been developed by Redrow. The site is located in Witham and approximately 1 mile to the south west of Witham town centre which includes amenities such as restaurants, shops and supermarkets. Chelmsford is approximately 8 miles to the south west of the site and Colchester is approximately 13 miles to the north east. Witham is situated on the A12 trunk road between Colchester and Chelmsford. Witham train station is located approximately 1.6 miles to the north east of the site, and provides train services to locations such as Chelmsford and services to London Liverpool Street in approximately 46 minutes.

The site is located on Hatfield Road (B1389) which is the arterial route to Witham’s town centre. The site measures 35.41 ha in total and was formerly used as agricultural land. The south east boundary of the site is defined by Hatfield Road, with a buffer of hedrows and trees between the site and the road. The south west boundary adjoins agricultural land. The north west boundary is defined by the railway line linking Hatfield Peverel and Witham. The north east boundary adjoins the urban edge of the existing settlement of Witham. The existing development is mainly 1960s/70s detached, semi-detached and terraced housing with some local facilities and amenities.

The site is being developed by Redrow and being marketed as The Mulberries. This phase of the development is site 1644, and is completed and comprises a mix of housing types. This phase is situated to the west of the wider development site and is accessed via Ingles Drive. The affordable housing elements are located throughout the site. Construction has been finished at this phase of the development.

Unit Mix	Unit type		Count
	1644 - 1-bed - Flat		5
	1644 - 2-bed - EOT		3
	1644 - 2-bed - Flat		9
	1644 - 2-bed - MT		1
	1644 - 2-bed - SD		3
	1644 - 3-bed - SD		6
	Total		27
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1644 - 1-bed - Flat	£200,000
1644 - 2-bed - EOT	£313,333
1644 - 2-bed - Flat	£262,222
1644 - 2-bed - MT	£310,000
1644 - 2-bed - SD	£315,000
1644 - 3-bed - SD	£345,000

This equates to an aggregate Market Value Subject to Vacant Possession of £7,625,000.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1644 - 1-bed - Flat	£750	£9,000
1644 - 2-bed - EOT	£1,100	£13,200
1644 - 2-bed - Flat	£839	£10,067
1644 - 2-bed - MT	£1,100	£13,200
1644 - 2-bed - SD	£1,100	£13,200
1644 - 3-bed - SD	£1,250	£15,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £318,000 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1739, Swaffham, Norfolk

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Phantom Close Swaffham Norfolk PE37 7TA	Developer	Persimmon
Site Description

Pedlars Meadow is a Persimmon Homes collection of new homes in the market town of Swaffham, Norfolk. The site comprises a range of two, three, four and five-bedroom units. The site is located East of Swaffham town centre and is accessed from a roundabout heading north from Norwich Road.

Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway. The subject properties comprised semi-detached and terraced houses.

Unit Mix	Unit type		Count
	1739 - 1-bed - SD		4
	1739 - 2-bed - EOT		2
	1739 - 2-bed - MT		1
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1739 - 1-bed - SD	£150,000
1739 - 2-bed - EOT	£190,000
1739 - 2-bed - MT	£187,500

This equates to an aggregate Market Value Subject to Vacant Possession of £1,167,500.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1739 - 1-bed - SD	£575	£6,900
1739 - 2-bed - EOT	£675	£8,100
1739 - 2-bed - MT	£675	£8,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £51,900 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1771, Reading, Berkshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Silver Street Reading Berkshire RG1 2BP	Developer	Thomas Homes
Site Description

Silver Street is located in Reading town centre, which lies within the administrative district of Buckinghamshire. It is positioned to south of the River Kennet and Queen’s Road with good access to all the local shops and local amenities. The main shopping street is Broad Street, which runs between The Oracle in the east and Broad Street Mall in the west. Main vehicle access is directly from Silver Street. Reading is a major junction point of the National Rail system, and hence Reading station is an important transfer point and terminus. Railway lines link Reading to both Paddington and Waterloo stations in London. Other stations in the Reading area are Reading West, Tilehurst and Earley. Green Park railway station is planned on the Reading to Basingstoke Line to serve Green Park Business Park.

Reading has recently joined the TfL Rail route, consequently appearing on the London Tube Map. When Crossrail (the Elizabeth Line) opens. Reading will become a part of London new regional express railway. This is planned for 2022. The building is complete.

Unit Mix	Unit type		Count
	1771 - 1-bed - Flat		9
	1771 - 2-bed - Flat		9
	Total		18
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1771 - 1-bed - Flat	£257,500
1771 - 2-bed - Flat	£330,000

This equates to an aggregate Market Value Subject to Vacant Possession of £5,287,500.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1771 - 1-bed - Flat	£1,025	£12,300
1771 - 2-bed - Flat	£1,200	£14,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £240,300 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1907, Reading, Berkshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Newark Street Reading Berkshire RG1 2SN	Developer	Thomas Homes Limited
Site Description

Newark Street is located in Reading town centre, which lies within the administrative district of Buckinghamshire. It is positioned to south of the River Kennet and Queen’s Road with good access to all the local shops and local amenities. The main shopping street is Broad Street, which runs between The Oracle in the east and Broad Street Mall in the west. Main vehicle access is directly from Silver Street. Reading is a major junction point of the National Rail system, and hence Reading station is an important transfer point and terminus. Railway lines link Reading to both Paddington and Waterloo stations in London. Other stations in the Reading area are Reading West, Tilehurst and Earley. Green Park railway station is planned on the Reading to Basingstoke Line to serve Green Park Business Park.

Reading has recently joined the TfL Rail route, consequently appearing on the London Tube Map. When Crossrail (the Elizabeth Line) opens. Reading will become a part of London new regional express railway. This is planned for 2022. The building is complete.

Unit Mix	Unit type		Count
	1907 - 1-bed - Flat		2
	Total		2
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1907 - 1-bed - Flat	£245,000

This equates to an aggregate Market Value Subject to Vacant Possession of £490,000.

3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1907 - 1-bed - Flat	£1,000	£12,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £24,000 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2089, Crawley, West Sussex

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Langridge Way / Payne Way / Worsell Drive Crawley West Sussex RH10 3YR	Developer	St Modwen
Site Description

Site 2089 is part of a development by St Modwen marketed as Heathy Wood. It is located on the outskirts of the historic village of Copthorne, to the east of Crawley. The transport links are excellent as the site is located a few hundred metres to the east of junction 10 of the M23. Gatwick Airport is only a short drive away to the north off junction 9 of the M23. In terms of amenities, the site is only a short drive to Copthorne whilst also being in between the larger town of Crawley and East Grinstead to the east. The subject properties are located on the first phase of the wider scheme, close to the site’s main entrance. All affordable units being valued were complete at the time of inspection. The rest of the site was fenced off as construction was ongoing for the next phase.

Unit Mix	Unit type		Count
	2089 - 1-bed - Flat		9
	2089 - 2-bed - SD		9
	2089 - 3-bed - SD		1
	Total		19
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
2089 - 1-bed - Flat	£215,278
2089 - 2-bed - SD	£330,000
2089 - 3-bed - SD	£410,000

This equates to an aggregate Market Value Subject to Vacant Possession of £5,317,500.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2089 - 1-bed - Flat	£828	£9,933
2089 - 2-bed - SD	£1,225	£14,700
2089 - 3-bed - SD	£1,500	£18,000

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £239,700 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2389, Tenterden, Kent

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Tilden Gill Road Tenterden Kent TN30 7BQ	Developer	Redrow
Site Description

The subject unit is known as Appledore Green is a site delivered by Redrow Homes and is situated to the south west of Ashford, in the county of Kent. Located in the town of Tenterden, the locality, overlooks the River Rother. Tenterden is a nodal centre with routes to Rolvenden and Hastings (A28), Wittersham and Rye (B2082), Appledore and New Romney (B2080), Woodchurch and Hamstreet (B2067) and Ashford and Maidstone (A28/A262). Tenterden has no mainline railway station, with the nearest being Headcorn (9 miles) and Ashford International (12 miles). The subject site is close to the local high street which offers a selection of shopping facilities including craft shops, book shops, various banks, public houses and supermarkets Tesco and Waitrose.

The subject units are delivering flat accomodation located towards the north western portion of the site, overlooking the man-made lake that is more centralised at the site. The immediate vicinity surrounding the site is residential, with well established houses bordering all boundaries of the site. Located directly off Abbott Way, the main estate road running north to the site, at the time of inspection all the subject flats were constructed, although there were no signs of occupation.

Unit Mix	Unit type		Count
	2389 - 1-bed - SD		2
	2389 - 2-bed - SD		4
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
2389 - 1-bed - SD	£215,000
2389 - 2-bed - SD	£262,500

This equates to an aggregate Market Value Subject to Vacant Possession of £1,480,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2389 - 1-bed - SD	£750	£9,000
2389 - 2-bed - SD	£900	£10,800

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £61,200 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2539, Clacton-On-Sea, Essex

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Oakwood Park Clacton-On-Sea Essex CO16 9GR	Developer	Persimmon Homes
Site Description

The site is known as 2539 Oakwood Park, Clacton-on-Sea and is being marketed as Flint Grange. The site lies along the northern edge of Clacton-on-Sea, and approximately 3 miles to the north east of Clacton-on-Sea town centre. The site is approximately 1.5 miles to the south east of Little Clacton. The site is bounded by Oakwood Business Park and new residential properties to the south. Oakwood Business Park includes businesses such as Booker Cash and Carry and Crown Decorating Centre. To the east of the industrial park is Clacton Shopping Village which has national retailers such as JD Sports and a M&S Outlet shop. To the west of the site are Thorpe Road and Oak House Farm. Agricultural land and residential properties are to the north and east of the site. Thorpe Road provides access to the subject site via a newly built roundabout. The site has an approximate gross acreage of 13.31ha. The site is being developed by Persimmon Homes and the wider site is still undergoing construction. The affordable housing elements of the site are located by the entrance and to the south of the site.

Construction has been finished to varying degrees on site. The units to the east of the site were being constructed at the time of inspection. The units opposite the affordable units inspected were completed. We note that the road to access the plots was still undergoing construction.

Unit Mix	Unit type		Count
	2539 - 2-bed - SD		6
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
2539 - 2-bed - SD	£225,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,350,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2539 - 2-bed - SD	£925	£11,100

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £66,600 per annum.

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2692, Milton Keynes, Buckinghamshire

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Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Summerlin Drive Milton Keynes Buckinghamshire MK17 8GW	Developer	Taylor Wimpey
Site Description

The wider development known as Tavistock Place by Taylor Wimpey is located 3.5 miles to the south east of Milton Keynes town centre, which lies within the administrative district of Buckinghamshire. The site is positioned on Summerlin Drive running to the south west of Station Road and to the south of Woburn Sands Station, in an established residential location. Main vehicle access is directly from Station Road via Summerlin Drive. The urban area in Milton Keynes is served by seven railway stations. Wolverton, Milton Keynes Central and Bletchley stations are on the West Coast Main Line and are served by local commuter services between London and Birmingham or Crewe. Milton Keynes Central is also served by inter-city services between London and Scotland, Wales, the North West and the West Midlands. Bletchley, Fenny Stratford, Bow Brickhill, Woburn Sands and Aspley Guise railway stations are on the Marston Vale line to Bedford.

The M1 motorway runs along the east flank of MK and serves it from junctions 11a, 13, 14 and 15. The A5 road runs right through as a grade separated dual carriageway. Other main roads are the A509 to Wellingborough and Kettering, and the A421 and A422, both running west towards Buckingham and east towards Bedford. Additionally, the A4146 runs from (near) junction 14 of the M1 to Leighton Buzzard. Proximity to the M1 has led to construction of a number of distribution centres, including Magna Park at the south-eastern flank of Milton Keynes, near Wavendon.

Unit Mix	Unit type		Count
	2692 - 1-bed - Flat		8
	2692 - 2-bed - Flat		9
	Total		17
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
2692 - 1-bed - Flat	£217,500
2692 - 2-bed - Flat	£257,222

This equates to an aggregate Market Value Subject to Vacant Possession of £4,055,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2692 - 1-bed - Flat	£800	£9,600
2692 - 2-bed - Flat	£947	£11,367

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £179,100 per annum.

S i t e 2 6 9 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2766, Haywards Heath, West Sussex

S i t e 2 7 6 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Blanford Avenue / Woodfox Way Haywards Heath West Sussex RH16 4AR	Developer	Vistry
Site Description

Site 2766 is a development by Linden Homes marketed as Fox Hill. It is located on the southern edge of Haywards Heath, just under 5 miles from High Weald Area of Outstanding Natural Beauty. The main railway station is just over 2 miles from the development whilst Haywards Heath town centre is approximately 3 miles away. The site is nestled in a wooded area with mature trees. Construction was still ongoing in a corner of the site at the time fo inspection though most units, including the subject properties, were complete.

Unit Mix	Unit type		Count
	2766 - 2-bed - EOT		2
	2766 - 2-bed - MT		1
	2766 - 3-bed - SD		2
	Total		5
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
2766 - 2-bed - EOT	£365,000
2766 - 2-bed - MT	£360,000
2766 - 3-bed - SD	£410,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,910,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2766 - 2-bed - EOT	£1,200	£14,400
2766 - 2-bed - MT	£1,200	£14,400
2766 - 3-bed - SD	£1,475	£17,700

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £78,600 per annum.

S i t e 2 7 6 6
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2845, Wakefield, West Yorkshire

S i t e 2 8 4 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Stables Court Wakefield West Yorkshire WF1 4AL	Developer	Miller Homes
Site Description

The wider site, known as City Fields is located to the North East of Wakefield. The site is equidistant between the M1 to the South West and M62 to the North. City Fields is a 375 hectare area of land, owned by five main land holders: City Fields Housing Consortium, Wakefield Council, Keyland, and Stretton Estates and each landowner will develop their own sites. The link road, the A6194 runs through the centre of the site, the subject properties are located on the Redrow Development, to the North of the link road. The entrance is about 200m from the roundabout allowing access to the site.

There is a completed new relief road which connects through the whole area, enabling house building to commence. Homes are already being delivered at the North end of the site by Miller Homes, Bellway and Redrow. The majority of properties on the Redrow site have been completed and have tenants in place. All of the terraces and semi-detached housing units along Blackwell Crescent are completed. Site 2845 is very close to site 89, which is located on the other side (south) of the Warefield Eastern Relief Road.

Unit Mix	Unit type		Count
	2845 - 2-bed - SD		1
	2845 - 3-bed - SD		2
	Total		3
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
2845 - 2-bed - SD	£175,000
2845 - 3-bed - SD	£205,000

This equates to an aggregate Market Value Subject to Vacant Possession of £585,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2845 - 2-bed - SD	£700	£8,400
2845 - 3-bed - SD	£775	£9,300

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £27,000 per annum.

S i t e 2 8 4 5
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2850, Blythe Bridge, Staffordshire

S i t e 2 8 5 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Ridge Lane Blythe Bridge Staffordshire ST11 9FE	Developer	St Modwen
Site Description

The site is situated in the village of Blyth Marsh, located to the west of Stoke-on-Trent. The development is off the A521 Uttoxeter Road. On Levison Street. The site is part of an area of land acquired by St Modwen Homes. The affordable housing element is located towards the east of the site on Ridge Lane. Main vehicle access is via Levison Street. The development is on an area called Blythe Fields. Uttoxeter Road is off the A50 to Stoke-on-Trent.

Construction is complete to the subject phase with all houses complete. Detached and semi-detached housing units along Levison Road are complete.

Unit Mix	Unit type		Count
	2850 - 2-bed - MT		2
	2850 - 3-bed - EOT		2
	2850 - 3-bed - MT		2
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
2850 - 2-bed - MT	£190,000
2850 - 3-bed - EOT	£230,000
2850 - 3-bed - MT	£225,000

This equates to an aggregate Market Value Subject to Vacant Possession of £1,290,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2850 - 2-bed - MT	£600	£7,200
2850 - 3-bed - EOT	£700	£8,400
2850 - 3-bed - MT	£700	£8,400

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £48,000 per annum.

S i t e 2 8 5 0
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 3092, Crowborough, East Sussex

S i t e 3 0 9 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Bailey Place Crowborough East Sussex TN6 1FN	Developer	Abbey Developments
Site Description

Site 3092 is a development by Abbey Homes marketed as Warmington Mews. It is a very central location to the west of Crowborough town centre, easily accessed off the A26 (Beacon Road) which connects Crowborough to Royal Tunbridge Wells to the north. Whilst most local amenities are easily accessible by foot, the main train station is located at the other end of town. The subject properties are two blocks of flats, a terrace of houses and a detached property. At the time of inspection, all units were complete and the subject properties seem occupied with the wider site being already established.

Unit Mix	Unit type		Count
	3092 - 1-bed - Flat		8
	3092 - 2-bed - Flat		12
	3092 - 3-bed - D		1
	3092 - 3-bed - EOT		1
	3092 - 3-bed - MT		1
	3092 - 3-bed - SD		1
	Total		24
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
3092 - 1-bed - Flat	£206,250
3092 - 2-bed - Flat	£254,875
3092 - 3-bed - D	£500,000
3092 - 3-bed - EOT	£480,000
3092 - 3-bed - MT	£475,000
3092 - 3-bed - SD	£485,000

This equates to an aggregate Market Value Subject to Vacant Possession of £6,648,500.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
3092 - 1-bed - Flat	£725	£8,700
3092 - 2-bed - Flat	£902	£10,825
3092 - 3-bed - D	£1,250	£15,000
3092 - 3-bed - EOT	£1,200	£14,400
3092 - 3-bed - MT	£1,200	£14,400
3092 - 3-bed - SD	£1,200	£14,400

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £257,700 per annum.

S i t e 3 0 9 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 3114, Haughley, Suffolk

S i t e 3 1 1 4
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Green Road Haughley Suffolk IP14 3QZ	Developer	Bloor Homes
Site Description

The subject unit is situated within a new build scheme being delivered by Bloor Homes in the village of Haughley in the county of Suffolk. The site is located to the north of the village, adjacent to King George V Playing Field, and is accessed off Bacton Road which runs along its northern boundary. Haughley is characterised as a small rural village that provides a range of local services / amenities including; a primary school, convenience stores, public houses and a veterinary practice. The A14 dual carriageway is located 2.1km to the south of the site and provides direct road links to Ipswich to the east and Bury St Edmunds and Cambridge to the west.

The subject unit is a semi-detached house situated within a small close, accessed directly off Steggall Road, which is the main estate road running south off Bacton Road. Upon inspection, it was noted that the property had been completed and was unoccupied. Construction traffic was noted at the time of inspection, and it was evident that a considerable portion of the scheme was under construction to the south and west of the subject property.

Unit Mix	Unit type		Count
	3114 - 2-bed - SD		1
	Total		1
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
3114 - 2-bed - SD	£230,000
This equates to an aggregate Market Value Subject to Vacant Possession of £230,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
3114 - 2-bed - SD	£750	£9,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £9,000 per annum.

S i t e 3 1 1 4
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 3128, Goole, East Riding of Yorkshire

S i t e 3 1 2 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Sandholme Way Goole East Riding of Yorkshire DN14 7RB	Developer	Harron Homes - North
Site Description

The Sandholme Way site is located in Howden, just North of the M62. The closest major cities are Leeds, 40 miles West and Hull, 30 miles East. The wider site has developments by Ashberry and Bellway. Kensington Vale, where the subject plots are located is accessed via A63 and Selby Road. The site is under development by Ashberry. The subject units are fully constructed, but there are continuing works further down the street and road surfaces are largely uncompleted.

Unit Mix	Unit type		Count
	3128 - 2-bed - SD		2
	Total		2
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
3128 - 2-bed - SD	£175,000
This equates to an aggregate Market Value Subject to Vacant Possession of £350,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
3128 - 2-bed - SD	£725	£8,700
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £17,400 per annum.

S i t e 3 1 2 8
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 3272, Chesterfield, Derbyshire

S i t e 3 2 7 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Cumberland Drive Chesterfield Derbyshire S41 8BQ	Developer	William Davis
Site Description

Skylarks is a multi-phase development located at the northern fringe of the town of Chesterfield. The site lies west of Dunston Lane, off which access to the development is obtained. The closest ‘A’ road is the A61, which is approximately one mile north east of the development. The Skylarks development occupies a total area of 39 gross acres. The current Phase 2 and 3 (within which the subject plots are situated); will deliver 200 units across 16.97 gross acres. The subject plots are located towards the southern fringe of the development.

Unit Mix	Unit type		Count
	3272 - 4-bed - SD		2
	Total		2
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
3272 - 4-bed - SD	£360,000
This equates to an aggregate Market Value Subject to Vacant Possession of £720,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
3272 - 4-bed - SD	£1,050	£12,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £25,200 per annum.

S i t e 3 2 7 2
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 145B, Stafford, Staffordshire

S i t e 1 4 5 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Bupton Road / Oberton Gardens Stafford Staffordshire ST18 0GW	Developer	Redrow
Site Description

The site is situated in a suburban area west of Stafford. The large site is part of an area of land acquired by Redrow. The affordable housing element is situated at the end of Oberton Gardens with the south side entrance from St Thomas Lane, leading to Bupton Road, which consists primarily of affordable housing and flats.

Main vehicle access is via Tixall Road, leading to Audlem Road which leads to Oberton Gardens to the west, as well the rest of the estate to the east. Entrance to the south side is from St Thomas Lane. The affordable element consisting primarily of 3-4 storey flats at Oberton Gardens and Bupton Road face each other, with a pathway joining them. Construction has finished to the subject phase with all houses and low-rise flats complete. The rest of the large estate consisting of houses and low-rise flats is also complete. However, the pathway leading from Oberton Gardens to Bupton Road has derelict land on either sides which requires landscaping.

Unit Mix	Unit type		Count
	145B - 1-bed - Flat		7
	145B - 2-bed - EOT		2
	145B - 2-bed - Flat		43
	145B - 2-bed - MT		4
	Total		56
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
145B - 1-bed - Flat	£175,714
145B - 2-bed - EOT	£210,000
145B - 2-bed - Flat	£230,000
145B - 2-bed - MT	£213,000
This equates to an aggregate Market Value Subject to Vacant Possession of £12,392,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
145B - 1-bed - Flat	£475	£5,700
145B - 2-bed - EOT	£650	£7,800
145B - 2-bed - Flat	£575	£6,900
145B - 2-bed - MT	£650	£7,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £383,400 per annum.

S i t e 1 4 5 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 154B, Bishop’s Stortford, Hertfordshire

S i t e 1 5 4 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Franklin Street Bishop’s Stortford Hertfordshire CM23 2GP	Developer	Persimmons
Site Description

The wider site known as Stortford Fields is located approximately 1 miles north west of Bishop Stortford town centre, within the administrative district of Hertfordshire. It is being developed by Bovis Homes, Taylor Wimpey, Persimmon and Kier Living. The site runs adjacent to the A120 and to the north of Hadham Road in a mixed-use area with a retail park to the south and existing housing to the east. Main vehicle access is directly from a roundabout on Hadham Road which leads onto Newlands Avenue. Bishop’s Stortford is an affluent area, partly due to its status as a commuter town for mainly financial workers in London. The town is also home to many people working in the tourist industry, including hotels, catering and airline staff, as it is the closest large town to Stansted Airport. The A120 runs east-west along the northern edge of the town. To the west, the A120 meets the A10 at Puckeridge (for Hertford or Royston). To the east, the A120 passes Stansted Airport en route to Braintree, Colchester, the A12 and Harwich.

The M11 motorway passes to the east of Bishop’s Stortford. Junction 8 links the motorway to the town, and the M11 carries traffic from Bishop’s Stortford directly to Cambridge, Harlow and London. As the road passes the town, Bishop’s Stortford falls in the M11 corridor for innovation. Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway.

Unit Mix	Unit type		Count
	154B - 1-bed - EOT		4
	154B - 1-bed - MT		2
	154B - 2-bed - SD		2
	Total		8
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
154B - 1-bed - EOT	£265,000
154B - 1-bed - MT	£260,000
154B - 2-bed - SD	£360,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,300,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
154B - 1-bed - EOT	£900	£10,800
154B - 1-bed - MT	£900	£10,800
154B - 2-bed - SD	£1,150	£13,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £92,400 per annum.

S i t e 1 5 4 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 154D, Bishop’s Stortford, Hertfordshire

S i t e 1 5 4 D
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Mansfield Road / Newland Aveneue / Reynolds Drive Bishop’s Stortford Hertfordshire CM23 2ZB	Developer	Persimmon
Site Description

The wider site known as Stortford Fields is located approximately 1 miles north west of Bishop Stortford town centre, within the administrative district of Hertfordshire. It is being developed by Bovis Homes, Taylor Wimpey, Persimmon and Kier Living. The site runs adjacent to the A120 and to the north of Hadham Road in a mixed-use area with a retail park to the south and existing housing to the east. Main vehicle access is directly from a roundabout on Hadham Road which leads onto Newlands Avenue. Bishop’s Stortford is an affluent area, partly due to its status as a commuter town for mainly financial workers in London. The town is also home to many people working in the tourist industry, including hotels, catering and airline staff, as it is the closest large town to Stansted Airport. The A120 runs east-west along the northern edge of the town. To the west, the A120 meets the A10 at Puckeridge (for Hertford or Royston). To the east, the A120 passes Stansted Airport en route to Braintree, Colchester, the A12 and Harwich.

The M11 motorway passes to the east of Bishop’s Stortford. Junction 8 links the motorway to the town, and the M11 carries traffic from Bishop’s Stortford directly to Cambridge, Harlow and London. As the road passes the town, Bishop’s Stortford falls in the M11 corridor for innovation. Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway.

Unit Mix	Unit type		Count
	154D - 1-bed - EOT		2
	154D - 1-bed - Flat		3
	154D - 1-bed - MT		2
	154D - 2-bed - Flat		8
	154D - 2-bed - SD		2
	Total		17
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
154D - 1-bed - EOT	£235,000
154D - 1-bed - Flat	£240,000
154D - 1-bed - MT	£260,000
154D - 2-bed - Flat	£317,500
154D - 2-bed - SD	£360,000
This equates to an aggregate Market Value Subject to Vacant Possession of £4,970,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 1 5 4 D
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
154D - 1-bed - EOT	£900	£10,800
154D - 1-bed - Flat	£825	£9,900
154D - 1-bed - MT	£900	£10,800
154D - 2-bed - Flat	£1,097	£13,163
154D - 2-bed - SD	£1,150	£13,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £205,800 per annum.

S i t e 1 5 4 D
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 158A, Edwalton, Nottinghamshire

S i t e 1 5 8 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Aster Grove / Jasmine Gardens Edwalton Nottinghamshire NG12 4HW	Developer	Bovis Homes Limited
Site Description

The subject plots, situated within site ‘158A’, are situated across two sites being built out by two developers – Bovis Homes and Bloor Homes. Originally, this entire part of the wider site was a Bovis Homes development, with 386 dwellings to be built out across a total area of 42.35 gross acres. However, a serviced parcel has been carved out of the 42.35 gross acres and sold to Bloor Homes, with 191 units to be delivered across that parcel. Plots 83 and 84 are situated within the Bloor Homes parcel, known as ‘Edwalton Park Phase 2’. The Plots are situated at the south western fringe of the development. Plots 157, 158, 159, 160 and 161 are situated within the Bovis Homes element, and occupy a central position within the development. The Bovis and Bloor Homes sites form part of a wider sustainable urban extension (known as the Melton Road SUE) underway at the southern fringe of the suburb of Edwalton, which lies approximately three and a half miles to the south of the City of Nottingham. The closest ‘A’ roads to the development sites are the A606 (Melton Road) and the A52. The sites are accessed off Rose Way, which is the main spine road through the development connecting with the A606 (Melton Road).

Unit Mix	Unit type		Count
	158A - 2-bed - SD		2
	158A - 3-bed - EOT		2
	158A - 3-bed - MT		1
	158A - 4-bed - SD		2
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
158A - 2-bed - SD	£227,500
158A - 3-bed - EOT	£260,000
158A - 3-bed - MT	£250,000
158A - 4-bed - SD	£350,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,925,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
158A - 2-bed - SD	£775	£9,300
158A - 3-bed - EOT	£1,150	£13,800
158A - 3-bed - MT	£1,150	£13,800
158A - 4-bed - SD	£1,350	£16,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £92,400 per annum.

S i t e 1 5 8 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 164A, Witney, Oxfordshire

S i t e 1 6 4 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Mary Ellis Witney Oxfordshire OX29 7AZ	Developer	Bloor Homes Limited
Site Description

The wider site known as Windrush Place is located to the south-west of Witney Town centre, situated off Curbridge Road, which acts as a link to the A40 and main arterial road between London and the South West. The 13 units form part of a wider scheme acquired by a consortium of housebuilders including Bovis Homes, Persimmon Homes and Bloor Homes. This part of the site is being developed by Bloor Homes, contained within part A of the scheme. The subject units include; 2, 3 & 4-bed terraced and semi-detached houses.

Main vehicle access is via Centenary Way, which leads to Curbridge Road, at the south-east of Windrush Place. The site is set back from the main road, bordering existing industrial units to the north-east, a new-build residential development to the north-west, existing residential housing to the east, with agricultural land situated to the south and west. Construction is in-build, with part complete units. All subject units have been completed, apart from external access works, which require finishing.

Unit Mix	Unit type		Count
	164A - 2-bed - EOT		2
	164A - 2-bed - MT		1
	164A - 2-bed - SD		4
	164A - 3-bed - EOT		2
	164A - 3-bed - MT		1
	164A - 4-bed - EOT		2
	164A - 4-bed - MT		1
	Total		13
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
164A - 2-bed - EOT	£270,000
164A - 2-bed - MT	£265,000
164A - 2-bed - SD	£275,000
164A - 3-bed - EOT	£315,000
164A - 3-bed - MT	£310,000
164A - 4-bed - EOT	£395,000
164A - 4-bed - MT	£400,000
This equates to an aggregate Market Value Subject to Vacant Possession of £4,035,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 1 6 4 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
164A - 2-bed - EOT	£1,050	£12,600
164A - 2-bed - MT	£1,050	£12,600
164A - 2-bed - SD	£1,050	£12,600
164A - 3-bed - EOT	£1,250	£15,000
164A - 3-bed - MT	£1,250	£15,000
164A - 4-bed - EOT	£1,400	£16,800
164A - 4-bed - MT	£1,400	£16,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £183,600 per annum.

S i t e 1 6 4 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 164B, Witney, Oxfordshire

S i t e 1 6 4 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Centenary Way / Merlin House Witney Oxfordshire OX29 7DL	Developer	Bovis Homes Limited
Site Description

The wider site known as Windrush Place is located to the south-west of Witney Town centre, situated off Curbridge Road, which acts as a link to the A40 and main arterial road between London and the South West. The 11 units form part of a wider scheme acquired by a consortium of housebuilders including Bovis Homes, Persimmon Homes and Bloor Homes. This part of the site is being developed by Bovis Homes, contained wtithin part B of the scheme. The subject units include; 1 & 2- bed flats and 2 bed- terraced houses.

Main vehicle access is via Centenary Way, which leads to Curbridge Road, at the south-east of Windrush Place. The site is set back from the main road, bordering existing industrial units to the north-east, a new-build residential development to the north-west, existing residential housing to the east, with agricultural land situated to the south and west. Construction is in-build, with part complete units. All subject units have been completed, apart from external access works, which require finishing.

Unit Mix	Unit type		Count
	164B - 1-bed - Flat		4
	164B - 2-bed - EOT		2
	164B - 2-bed - Flat		4
	164B - 2-bed - MT		1
	Total		11
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
164B - 1-bed - Flat	£190,000
164B - 2-bed - EOT	£270,000
164B - 2-bed - Flat	£220,000
164B - 2-bed - MT	£265,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,445,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
164B - 1-bed - Flat	£800	£9,600
164B - 2-bed - EOT	£1,050	£12,600
164B - 2-bed - Flat	£900	£10,800
164B - 2-bed - MT	£1,050	£12,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £119,400 per annum.

S i t e 1 6 4 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 164C, Witney, Oxfordshire

S i t e 1 6 4 C
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Alice Batt / Moggridge Walk / Sidney Smith Witney Oxfordshire OX29 7AR	Developer	Persimmons
Site Description

The wider site known as Windrush Place is located to the south-west of Witney Town centre, situated off Curbridge Road, which acts as a link to the A40 and main arterial road between London and the South West. The 18 units form part of a wider scheme acquired by a consortium of housebuilders including Bovis Homes, Persimmon Homes and Bloor Homes. This part of the site is being developed by Persimmon Homes, contained within part C of the scheme. The subject units include; 1-bed flats and 2, 3 & 4-bed terraced/semi-detached houses.

Main vehicle access is via Centenary Way, which leads to Curbridge Road, at the south-east of Windrush Place. The site is set back from the main road, bordering existing industrial units to the north-east, a new-build residential development to the north-west, existing residential housing to the east, with agricultural land situated to the south and west. Construction is in-build, with part complete units. All subject units have been completed.

Unit Mix	Unit type		Count
	164C - 1-bed - SD		1
	164C - 2-bed - SD		8
	164C - 3-bed - EOT		2
	164C - 3-bed - MT		1
	164C - 3-bed - SD		2
	164C - 4-bed - SD		4
	Total		18
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
164C - 1-bed - SD	£225,000
164C - 2-bed - SD	£290,000
164C - 3-bed - EOT	£335,000
164C - 3-bed - MT	£330,000
164C - 3-bed - SD	£335,000
164C - 4-bed - SD	£385,000
This equates to an aggregate Market Value Subject to Vacant Possession of £5,755,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
164C - 1-bed - SD	£875	£10,500
164C - 2-bed - SD	£1,050	£12,600
164C - 3-bed - EOT	£1,250	£15,000
164C - 3-bed - MT	£1,250	£15,000
164C - 3-bed - SD	£1,250	£15,000
164C - 4-bed - SD	£1,400	£16,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £253,500 per annum.

S i t e 1 6 4 C
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 1709AG, Crewe, Cheshire

S i t e 1 7 0 9 A G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Samuel Armstrong Way Crewe Cheshire CW1 4LJ	Developer	Taylor Wimpey
Site Description

The subject units are located within Coppenhall, approximately 1.4km north of Crewe town centre. The site is being developed by Taylor Wimpey. Crewe is located approximately 44km south west of Manchester, 50.8km south east of Liverpool and 20.7km north west of Stoke-on-Trent. The nearest passenger train station is Crewe (2.6km) providing regular direct line services to London Euston (1hr 35 minutes), Stoke-on-Trent (22 minutes), Manchester (34 minutes) and Liverpool Lime Street (37 minutes). The closest airports to Crewe are Manchester Airport (48km) and Liverpool Airport (64km). The site is bounded to the south by the residential properties fronting Remer Street and the Monks Coppenhall Primary School and Nursery; to the west by Stoneley Farm and the residential properties fronting Stoneley Road and to the north and east by more sporadic residential development fronting Stoneley Road and Groby Road, including the Grade II Listed Foden’s Farm. Beyond Stoneley Road and Groby Road to the North and East lies primarily agricultural land.

Taylor Wimpey are currently marketing a range of 2 – 4 bedroom homes. The development will eventually provide over 600 homes. Construction of the subject units (12 flats) is complete however the units do not appear to be occupied at the date of inspection. The flats are of traditional construction.

Unit Mix	Unit type		Count
	1709AG - 2-bed - Flat		9
	1709AG - 1-bed - Flat		4
	Total		13
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
1709AG - 2-bed - Flat	£120,000
1709AG - 1-bed - Flat	£87,500
This equates to an aggregate Market Value Subject to Vacant Possession of £1,430,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
1709AG - 2-bed - Flat	£600	£7,200
1709AG - 1-bed - Flat	£525	£6,300
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £90,000 per annum.

S i t e 1 7 0 9 A G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2001AG, Andover, Hampshire

S i t e 2 0 0 1 A G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Eclipse House Andover Hampshire SP11 6TY	Developer	Persimmon Homes
Site Description

Picket Twenty is a large urban extension on the North East side on Andover, with good acces from the A303 trunk road. The development has been ongoing for a number of years and the whole development includes schools, shops, nurseries and amenity space. There is aGood mix of house types and styles. This scheme is a block of flats and above a retail unit let to Co-op. Next to Community Centre and opposite Day Nursery. The building has brick elevations and is part 2 and part 3 storey, with monopitch roof. We noted metal framed stacked balconies.

Unit Mix	Unit type		Count
	2001AG - 1-bed - Flat		7
	2001AG - 2-bed - Flat		10
	Total		17
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
2001AG - 1-bed - Flat	£140,000
2001AG - 2-bed - Flat	£173,000
This equates to an aggregate Market Value Subject to Vacant Possession of £2,710,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2001AG - 1-bed - Flat	£675	£8,100
2001AG - 2-bed - Flat	£863	£10,350
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £160,200 per annum.

S i t e 2 0 0 1 A G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 200A, Harlow, Essex

S i t e 2 0 0 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Coot Lane / Fieldfare Way / Lark Lane / Old Oak / Wagtail Crescent Harlow Essex CM17 0FS	Developer	Barratt
Site Description

The site is known as 200A Gilden Way, Harlow and is located in the north-western section of the Gilden Park development. The site is located approximately 3.5 miles to the east of central Harlow. The site is accessed via Gilden Way (B183), which runs adjacent to the southern site boundary, and then via a roundabout onto Old Oak Way. The site is immediately to the east of Harlowbury Conservation Area and to the south is the Churchgate Street Conservation Area. The western boundary of the whole site forms part of the boundary line between the District of Harlow and the District of Epping Forest. The northwest boundary of the site runs parallel with the Abellio Greater Anglia railway line that connects Harlow with London, Cambridge, Ely and Peterborough. The whole site extends to approximately 63 ha, which includes landscaping and recreational proposals within the Metropolitan Green Belt. The site 200A has been developed by Barratt Homes, with the affordable housing elements located to the south of the parcel. The main access to parcel 200A is via Old Oak Way. This phase of the development is completed. Construction is completed at the site at 200A Gilden Way.

Unit Mix	Unit type		Count
	200A - 1-bed - Flat		6
	200A - 2-bed - EOT		4
	200A - 2-bed - Flat		3
	200A - 2-bed - SD		6
	200A - 3-bed - SD		4
	Total		23
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
200A - 1-bed - Flat	£200,000
200A - 2-bed - EOT	£310,000
200A - 2-bed - Flat	£220,000
200A - 2-bed - SD	£315,000
200A - 3-bed - SD	£372,500
This equates to an aggregate Market Value Subject to Vacant Possession of £6,480,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
200A - 1-bed - Flat	£800	£9,600
200A - 2-bed - EOT	£1,150	£13,800
200A - 2-bed - Flat	£1,100	£13,200
200A - 2-bed - SD	£1,250	£15,000
200A - 3-bed - SD	£1,425	£17,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £310,800 per annum.

S i t e 2 0 0 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 200B, Harlow, Essex

S i t e 2 0 0 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Aspen Way / Kingfisher Way / Plover Crescent / Plumtree Drive / Tawny Owl Harlow Essex CM17 0FL	Developer	Taylor Wimpey
Site Description

The site is known as 200B Gilden Way, Harlow and is located in the eastern section of the Gilden Park development. The site is located approximately 3.5 miles to the east of central Harlow. The site is accessed via Gilden Way (B183), which runs adjacent to the southern site boundary, and via a roundabout onto Old Oak Way. The site is immediately to the east of Harlowbury Conservation Area and to the south is the Churchgate Street Conservation Area. The western boundary of the whole site forms part of the boundary line between the District of Harlow and the District of Epping Forest. The northwest boundary of the site runs parallel with the Abellio Greater Anglia railway line that connects Harlow with London, Cambridge, Ely and Peterborough. The whole site extends to approximately 63 ha, which includes landscaping and recreational proposals within the Metropolitan Green Belt.

The site 200B has been developed by Taylor Wimpey, with the affordable housing elements located throughout the parcel. The main access to parcel 200B is via Old Oak Way which runs through the centre of the site. This phase of the development is still undergoing construction. Construction is still underway at the site at 200B Gilden Way. The construction still taking place is to the east of the site, with this part of the site secured by temporary metal fencing. The roads at this parcel of the development are also still undergoing work in parts.

Unit Mix	Unit type		Count
	200B - 1-bed - Flat		24
	200B - 1-bed - SD		1
	200B - 2-bed - Flat		14
	200B - 2-bed - SD		2
	200B - 3-bed - SD		1
	Total		42
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
200B - 1-bed - Flat	£223,177
200B - 1-bed - SD	£240,000
200B - 2-bed - Flat	£273,929
200B - 2-bed - SD	£345,000
200B - 3-bed - SD	£375,000
This equates to an aggregate Market Value Subject to Vacant Possession of £10,496,250.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 2 0 0 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
200B - 1-bed - Flat	£861	£10,338
200B - 1-bed - SD	£925	£11,100
200B - 2-bed - Flat	£1,150	£13,800
200B - 2-bed - SD	£1,175	£14,100
200B - 3-bed - SD	£1,425	£17,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £497,700 per annum.

S i t e 2 0 0 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 200C, Harlow, Essex

S i t e 2 0 0 C
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Bird Cherry / Juniper Road / Old Oak Harlow Essex CM17 0FR	Developer	Persimmons
Site Description

The site is known as 200C Gilden Way, Harlow and is located in the south eastern section of the Gilden Park development. The site is located approximately 3.5 miles to the east of central Harlow. The site is accessed via Gilden Way (B183), which runs adjacent to the southern site boundary, and then via a roundabout onto Old Oak Way. The site is immediately to the east of Harlowbury Conservation Area and to the south is the Churchgate Street Conservation Area. The western boundary of the whole site forms part of the boundary line between the District of Harlow and the District of Epping Forest. The northwest boundary of the site runs parallel with the Abellio Greater Anglia railway line that connects Harlow with London, Cambridge, Ely and Peterborough. The whole site extends to approximately 63 ha, which includes landscaping and recreational proposals within the Metropolitan Green Belt. The site 200C has been developed by Persimmon Homes, with the affordable housing elements located throughout the parcel. The flats located on Myrtle Close have frontage onto Gilden Way (B183). The main access to parcel 200C is via Old Oak Way which runs through the centre of the site and then via Bird Cherry Lane or Aspen Way. This phase of the development is still undergoing some construction.

Construction is still underway at the site at 200C Gilden Way. The flatted units located on Myrtle Close were built but construction workers were still on site and the access to the blocks of flats was restricted by temporary metal fencing.

Unit Mix	Unit type		Count
	200C - 1-bed - Flat		8
	200C - 1-bed - SD		13
	200C - 2-bed - EOT		1
	200C - 2-bed - Flat		3
	200C - 2-bed - MT		2
	200C - 2-bed - SD		7
	200C - 3-bed - SD		4
	Total		38
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
200C - 1-bed - Flat	£212,500
200C - 1-bed - SD	£216,615
200C - 2-bed - EOT	£250,000
200C - 2-bed - Flat	£262,500
200C - 2-bed - MT	£250,000
200C - 2-bed - SD	£245,357
200C - 3-bed - SD	£370,000
This equates to an aggregate Market Value Subject to Vacant Possession of £9,251,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 2 0 0 C
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
200C - 1-bed - Flat	£850	£10,200
200C - 1-bed - SD	£869	£10,431
200C - 2-bed - EOT	£1,125	£13,500
200C - 2-bed - Flat	£1,150	£13,800
200C - 2-bed - MT	£1,150	£13,800
200C - 2-bed - SD	£1,143	£13,714
200C - 3-bed - SD	£1,400	£16,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £462,900 per annum.

S i t e 2 0 0 C
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 200E, Harlow, Essex

S i t e 2 0 0 E
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Tawny Owl Harlow Essex CM17 0GG	Developer	Taylor Wimpey
Site Description

The site is known as 200E Gilden Way, Harlow and is located in the north eastern section of the Gilden Park development, within the parcel 200B. The site is located approximately 3.5 miles to the east of central Harlow. The site is accessed via Gilden Way (B183), which runs adjacent to the southern site boundary, and via a roundabout onto Old Oak Way. The site is immediately to the east of Harlowbury Conservation Area and to the south is the Churchgate Street Conservation Area. The western boundary of the whole site forms part of the boundary line between the District of Harlow and the District of Epping Forest. The northwest boundary of the site runs parallel with the Abellio Greater Anglia railway line that connects Harlow with London, Cambridge, Ely and Peterborough. The whole site extends to approximately 63 ha, which includes landscaping and recreational proposals within the Metropolitan Green Belt.

The site 200E has been developed by Taylor Wimpey, with the affordable housing elements located in two streets which intersect. The main access to parcel 200E is via Old Oak Way which runs through the centre of the site and then via Kingfisher Way. Construction is completed at the plots located in 200E.

Unit Mix	Unit type		Count
	200E - 1-bed - D		1
	200E - 3-bed - SD		2
	Total		3
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
200E - 1-bed - D	£240,000
200E - 3-bed - SD	£330,000
This equates to an aggregate Market Value Subject to Vacant Possession of £900,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
200E - 1-bed - D	£925	£11,100
200E - 3-bed - SD	£1,350	£16,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £43,500 per annum.

S i t e 2 0 0 E
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2014A, Ashford, Kent

S i t e 2 0 1 4 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Honeybee Drive Ashford Kent TN25 7LQ	Developer	Persimmon
Site Description

Site 2014A is a development by Persimmon marketed as Bridgefield. It is located on the southern edge of Ashford in Kent, to the east of the A2070. The A2070 provides fast access to the M20 which runs to the east of Ashford whilst it takes around 40 minutes by high speed train to arrive at London St Pancras from Ashford International train station. The subject properties are located in the centre of the first phase of the wider site. Whilst all subject properties were complete as the time of inspection, construction was still ongoing for some of the private located towards the back of the site.

Unit Mix	Unit type		Count
	2014A - 1-bed - SD		2
	2014A - 2-bed - SD		2
	2014A - 3-bed - D		2
	2014A - 3-bed - SD		4
	Total		10
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
2014A - 1-bed - SD	£225,000
2014A - 2-bed - SD	£270,000
2014A - 3-bed - D	£370,000
2014A - 3-bed - SD	£357,500
This equates to an aggregate Market Value Subject to Vacant Possession of £3,160,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2014A - 1-bed - SD	£775	£9,300
2014A - 2-bed - SD	£950	£11,400
2014A - 3-bed - D	£1,225	£14,700
2014A - 3-bed - SD	£1,175	£14,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £127,200 per annum.

S i t e 2 0 1 4 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2060AG, Milton Keynes, Buckinghamshire

S i t e 2 0 6 0 A G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Birnbeck Avenue / Denny Lane / Melville Drive / Zante Grove Milton Keynes Buckinghamshire MK3 5RL	Developer	Taylor Wimpey
Site Description

The wider development known as Oakbrook by Taylor Wimpey is located 6.0 miles to the south of Milton Keynes town centre, which lies within the administrative district of Buckinghamshire. The site is in Newton Leys to the north-west of the A4146 and Dayton Road. Main vehicle access is from Dayton Road. The urban area in Milton Keynes is served by seven railway stations. Wolverton, Milton Keynes Central and Bletchley stations are on the West Coast Main Line and are served by local commuter services between London and Birmingham or Crewe. Milton Keynes Central is also served by inter-city services between London and Scotland, Wales, the North West and the West Midlands. Bletchley, Fenny Stratford, Bow Brickhill, Woburn Sands and Aspley Guise railway stations are on the Marston Vale line to Bedford.

The M1 motorway runs along the east flank of MK and serves it from junctions 11a, 13, 14 and 15. The A5 road runs right through as a grade separated dual carriageway. Other main roads are the A509 to Wellingborough and Kettering, and the A421 and A422, both running west towards Buckingham and east towards Bedford. Additionally, the A4146 runs from (near) junction 14 of the M1 to Leighton Buzzard. Proximity to the M1 has led to construction of a number of distribution centres, including Magna Park at the south-eastern flank of Milton Keynes, near Wavendon. Construction is in its final stages with most of the units having been completed or are close to completion. At the date of inspection there were some minor road works and landscaping underway.

Unit Mix	Unit type		Count
	2060AG - 4-bed - D		5
	2060AG - 4-bed - SD		6
	2060AG - 5-bed - D		2
	Total		13
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
2060AG - 4-bed - D	£402,000
2060AG - 4-bed - SD	£373,333
2060AG - 5-bed - D	£500,000
This equates to an aggregate Market Value Subject to Vacant Possession of £5,250,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2060AG - 4-bed - D	£1,530	£18,360
2060AG - 4-bed - SD	£1,383	£16,600
2060AG - 5-bed - D	£2,000	£24,000
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £239,400 per annum.

S i t e 2 0 6 0 A G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2302G, Salisbury, Wiltshire

S i t e 2 3 0 2 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	McCudden Drive Salisbury Wiltshire SP4 6RJ	Developer	Bovis Homes
Site Description

Large urban extension development in Old Sarum, a village approximately 2 miles to the North side of Salisbury. Two housebuilders are still developing, Bovis and Linden homes. Product is typical volume housebuilder low rise with stock brick elevations and pitched tiled roofs. No local vernacular features to distinguish the locality. The whole development includes areas of public open space, a number of walking and cycling routes, shops and a school. There is good access into Salisbury for rail services and road access to major trunk roads at the A303 to the north and M27 to the south east are good.

Unit Mix	Unit type		Count
	2302G - 3-bed - SD		1
	Total		1
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
2302G - 3-bed - SD	£310,000
This equates to an aggregate Market Value Subject to Vacant Possession of £310,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2302G - 3-bed - SD	£1,100	£13,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £13,200 per annum.

S i t e 2 3 0 2 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2310G, Faversham, Kent

S i t e 2 3 1 0 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Breeze Meadow Faversham Kent ME13 7GJ	Developer	Bovis Homes
Site Description

Site 2310G is a development by Bovis Homes on the western outskirts of Faversham in Kent. The site is easily accessed with a newly laid roundabout off the Western Link, itself accessed from London Road which connects Chatham to Canterbury. The site is being built in two phases. Phase 1 to the north of the roundabout is nearly complete whilst Phase 2 was fenced off at the time of inspection. The affordable housing is contained in three blocks of flats located at the entrance of the site. Two of those blocks were complete whilst the third one on the edge of Phase 2 was still under a scaffholding.

Unit Mix	Unit type		Count
	2310G - 2-bed - Flat		6
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION

Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
2310G - 2-bed - Flat	£235,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,410,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2310G - 2-bed - Flat	£925	£11,100
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £66,600 per annum.

S i t e 2 3 1 0 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2314G, Wokingham, Berkshire

S i t e 2 3 1 4 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Queens Road Wokingham Berkshire RG41 1BF	Developer	Bovis Homes
Site Description

The site is known as 2314G Emmbrook Place and is being developed by Bovis Homes. The site is located approximately 1.7km north west of Wokingham town centre. Wokingham is located approximately 10.8km south east of Reading, 14.5km south west of Maidenhead and 50km south east of London. The subject site is situated around 1km south east of Junction 10 of the M4 Motorway. The nearest train station is located 1.4km south on the outskirts of Wokingham town centre. The nearest airport is Heathrow (27.5km). The site is bordered by residential properties to the south, east and west. The site forms part of the North Wokingham Major Development scheme. 2,100 new homes will be delivered on the wider site.

Bellway are marketing the site as Emmbrook Place and are currently marketing 2, 3 and 4 bedroom homes. Construction is underway to the subject phase with the affordable housing elements inspected completed however the units are currently vacant. The 24 flats are of traditional construction are are arranged over 3 storeys.

Unit Mix	Unit type		Count
	2314G - 2-bed - Flat		24
	Total		24
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
2314G - 2-bed - Flat	£281,771
This equates to an aggregate Market Value Subject to Vacant Possession of £6,762,500.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2314G - 2-bed - Flat	£1,150	£13,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £331,200 per annum.

S i t e 2 3 1 4 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2323G, Longstanton, Cambridgeshire

S i t e 2 3 2 3 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Britannia Road Longstanton Cambridgeshire CB24 1DG	Developer	Bovis Homes
Site Description

Northstowe is an area undergoing a huge amount of redevelopment, a large urban extension to the north of Cambridge, creating a new ‘sustainable’ town. Lying approximately 7 miles from central Cambridge, Northstowe is a complete area regeneration deliver by multiple housebuilders, including Taylor Wimpey, David Wilson, Bovis Homes and Bloor Homes. Construction remains ongoing across the site, including by Bovis Homes who are the developer delivering the subject affordable units. The regeneration of the location delivers important amenities including new primary and secondary school for the residents of the estate. Access to the site is from a main centralised roundabout at the B1050 which joins to a new link road into various phases of the site, Pathfinder Way. From Pathfinder Way the whole development can be accessed.

Upon inspection, it was noted that all the affordable homes in this instruction have completed construction, but works on homes surrounding the units remains ongoing. Also important to note, that the ironworks remain raised at the scheme, with final road surfacing still to be completed. A large amount of construction traffic and workpeople were observed during inspection. The area around the site is rural, surrounded by greenfield land that may or may not be incorporated into the Northstowe residential regeneration at a later date. All subject homes are complete, and appeared to be occupied.

Unit Mix	Unit type		Count
	2323G - 2-bed - Flat		10
	Total		10
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
2323G - 2-bed - Flat	£270,500
This equates to an aggregate Market Value Subject to Vacant Possession of £2,705,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2323G - 2-bed - Flat	£948	£11,370
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £113,700 per annum.

S i t e 2 3 2 3 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 2350G, Peterborough, Cambridgeshire

S i t e 2 3 5 0 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Blithfield Hampton / Greenfield Way Peterborough Cambridgeshire PE7 8QL	Developer	Bovis Homes
Site Description

The wider site known as Hampton Waters is delivered by a number of national house builders, with Bovis Homes delivering the subject units at this proportion of the wider scheme. Located to the south of Peterborough, Hampton Waters marks a large scale redevelopment and regeneration to the southern wards of Peterborough, delivering large scale residential development and associated amenities including school provision, older care facilities, shops and business premises. Situated approximately a mile from the A1(M) the site is well located for transport links by road. The subject units are part of the Bovis Homes portion of the development, and are situated at the back of the site, towards the eastern boundary of the scheme. Fully complete and occupied, the subject flats have parking allocations to the rear of the block, with parking for the houses to the front of the properties. The subject properties are located overlooking area of undeveloped land which has a number of manmade lakes and walking routes.

The houses appear to be newly completed and awaiting occupation. The subject flats appear to be occupied, noting the car parking numbers and resident movement around the apartment block. The subject units can be accessed from a single vehicular entry point located on London Road (road connecting central Peterborough to nearby ‘village’ of Yaxley and the A1(M). Construction on the subject units is completed and all of the flats appear to be occupied (from car parking evidence and resident activity) but occupation is yet to happen on the house portion of the flats.

Unit Mix	Unit type		Count
	2350G - 1-bed - MT		3
	2350G - 1-bed - SD		4
	2350G - 2-bed - EOT		2
	2350G - 2-bed - MT		7
	2350G - 2-bed - SD		4
	Total		20
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
2350G - 1-bed - MT	£160,000
2350G - 1-bed - SD	£160,000
2350G - 2-bed - EOT	£200,000
2350G - 2-bed - MT	£199,286
2350G - 2-bed - SD	£207,500
This equates to an aggregate Market Value Subject to Vacant Possession of £3,745,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 2 3 5 0 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
2350G - 1-bed - MT	£600	£7,200
2350G - 1-bed - SD	£613	£7,350
2350G - 2-bed - EOT	£800	£9,600
2350G - 2-bed - MT	£811	£9,729
2350G - 2-bed - SD	£825	£9,900
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £177,900 per annum.

S i t e 2 3 5 0 G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 258A, Bridgwater, Somerset

S i t e 2 5 8 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Topaz Drive / Topaz Drive Bridgwater Somerset TA6 4DP	Developer	Taylor Wimpey
Site Description

The wider site known as Kings Down is located to the north east of Bridgewater between the M5 and the A38. The development is an isolated residential estate situated in an area predominantly occupied by industrial buildings and business parks. The M5 forms the eastern boundary of the wider development and the western boundary is formed by the mainline railway. To the north is a large Morrisons Distribution Centre and to the south there are further industrial buildings and a primary school. The majority of the development is completed and occupied. The main access road through the development requires finishing off and currently has raised metal work.

The subject Properties are located on Topaz Drive at the southern end of the development. The dwellings are completed and occupied. 35 Topaz Drive is a detached building of traditional brick construction under a tiled roof. There are four flats within the buildings; two x 2 bedroom flats and 2 x 1 bedroom flats. Each flat benefits from an allocated parking space and further street parking is available. There is an outbuilding located just off the car park but it was not clear if this was for the use of the flats or not. There was no dedicated garden area for the flats but they are close to the children’s playground.

26 and 28 Topaz Drive are in a row of three terrace houses of traditional brick construction under a tiled roof. 32 Topaz Drive is in the adjacent terrace of the same construction. 26 and 32 Topaz Drive are 3 bedroom end terrace dwellings whilst 28 Topaz Drive is a 2 bedroom mid terrace property. All 3 have rear gardens and allocated parking spaces to the front. They are situated in a cul de sac location close to the children’s playground.

Unit Mix	Unit type		Count
	258A - 1-bed - Flat		2
	258A - 2-bed - Flat		2
	258A - 2-bed - MT		1
	258A - 3-bed - EOT		2
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
258A - 1-bed - Flat	£190,000
258A - 2-bed - Flat	£220,000
258A - 2-bed - MT	£250,000
258A - 3-bed - EOT	£260,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,590,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:

S i t e 2 5 8 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Unit Type	Market Rent per calendar month	Market Rent per annum (£)
258A - 1-bed - Flat	£575	£6,900
258A - 2-bed - Flat	£800	£9,600
258A - 2-bed - MT	£850	£10,200
258A - 3-bed - EOT	£900	£10,800
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £64,800 per annum.

S i t e 2 5 8 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 377B, Brackley, Northamptonshire

S i t e 3 7 7 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Flanders Way / Jutland Drive Brackley Northamptonshire NN13 6GS	Developer	Taylor Wimpey
Site Description

The wider site known as Chestnut Grove at Radstone Fields is an area of Brackley to the north of the city centre that has undergone a large amount of residential development over the last few years, with multiple phases of delivery by a number of national housebuilders. The subject units were delivered by Taylor Wimpey. The locality of the homes, is approximately 1.5 miles from the centre of Brackley but as part of the major residential regeneration of the area, Chestnut Grove has a wide array of local amenities including local convenience stores, leisure facilities and new school provision. The development is currently marketing 3 and 4 bedroom houses on the private sales market.

The site is boarded to the western, eastern and southern boundaries by either new residential housing as part of previous phases of development or more stablished well established housing. The northern boundary of the site is predominantly Greenfield agricultural land. The main vehicular access to the site is from the arterial road, Radstone Road, which intersects the development through the centre and provides access to secondary roads throughout the development. Set in a largely residential location, the Taylor Wimpey portion of the development appears, from inspection, to be complete. The homes are all complete and occupied. The site generally has high levels of occupation, with lots of car parking and resident activity observed. The subject houses have car parking provision to the front or side of the properties with a communal rear parking area for the subject flats. Construction of the subject units is complete and these appear to be fully occupied.

Unit Mix	Unit type		Count
	377B - 2-bed - EOT		3
	377B - 2-bed - Maisonette		2
	377B - 2-bed - MT		4
	377B - 3-bed - EOT		3
	Total		12
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
377B - 2-bed - EOT	£233,333
377B - 2-bed - Maisonette	£230,000
377B - 2-bed - MT	£255,000
377B - 3-bed - EOT	£316,667
This equates to an aggregate Market Value Subject to Vacant Possession of £3,130,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
377B - 2-bed - EOT	£872	£10,460
377B - 2-bed - Maisonette	£850	£10,200
377B - 2-bed - MT	£915	£10,980
377B - 3-bed - EOT	£1,100	£13,200
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £135,300 per annum.

S i t e 3 7 7 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 500A, Leighton Buzzard, Bedfordshire

S i t e 5 0 0 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Baird Close Leighton Buzzard Bedfordshire LU7 3GF	Developer	Barratt Homes
Site Description

The site known as Clipstone Park is a development by Barratt Homes. The site is situated on the eastern edge of the market town of Leighton Buzzard, to the south west of Bedfordshire, 30 miles north of London. The parish of Leighton-Linslade is served by the West Coast main line providing links between London Euston and Milton Keynes/Northampton. The main line station is located to the west of the town centre. The town is nestled between the A5 to the east, which links Dunstable to Milton Keynes and the A4146 which runs from junction 14 of the M1 motorway, goes around Leighton to the west to join the A505 dual carriageway to Dunstable. Leighton-Linslade is an area of significant growth with current expansion project to the south and the east where Clipstone Park is located. It is estimated that there will be an additional 6,000 homes over the next decade. Clipstone Park is a development by Barratt Homes and Taylor Wimpey which will see the delivery over circa 1,200 homes with amenities including a supermarket, shops, a public house, community hall, offices and a doctor’s surgery.

Unit Mix	Unit type		Count
	500A - 2-bed - D		2
	500A - 3-bed - SD		1
	Total		3
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
500A - 2-bed - D	£290,000
500A - 3-bed - SD	£335,000
This equates to an aggregate Market Value Subject to Vacant Possession of £915,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
500A - 2-bed - D	£950	£11,400
500A - 3-bed - SD	£1,300	£15,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £38,400 per annum.

S i t e 5 0 0 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 500B, Leighton Buzzard, Bedfordshire

S i t e 5 0 0 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Wallis Drive Leighton Buzzard Bedfordshire LU7 3GP	Developer	Taylor Wimpey
Site Description

The site known as Clipstone Park is a development by Barratt Homes. The site is situated on the eastern edge of the market town of Leighton Buzzard, to the south west of Bedfordshire, 30 miles north of London. The parish of Leighton-Linslade is served by the West Coast main line providing links between London Euston and Milton Keynes/Northampton. The main line station is located to the west of the town centre. The town is nestled between the A5 to the east, which links Dunstable to Milton Keynes and the A4146 which runs from junction 14 of the M1 motorway, goes around Leighton to the west to join the A505 dual carriageway to Dunstable. Leighton-Linslade is an area of significant growth with current expansion project to the south and the east where Clipstone Park is located. It is estimated that there will be an additional 6,000 homes over the next decade. Clipstone Park is a development by Barratt Homes and Taylor Wimpey which will see the delivery over circa 1,200 homes with amenities including a supermarket, shops, a public house, community hall, offices and a doctor’s surgery. Main vehicle access is via the A4012 which runs through the Clipstone Park site. Whilst a couple of parcels adjoin the A4012/ Leighton Road to the north, the majority of the wider site is set back and runs along the A4012 to the south. Construction of the flats on Wallis Drive was underway and not yet complete. All remaining units on site including the subject terraced houses on Wallis Drive, were complete and the majority were housed with residents.

Unit Mix	Unit type		Count
	500B - 2-bed - D		2
	500B - 2-bed - SD		2
	Total		4
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
500B - 2-bed - D	£310,000
500B - 2-bed - SD	£305,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,230,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
500B - 2-bed - D	£975	£11,700
500B - 2-bed - SD	£950	£11,400
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £46,200 per annum.

S i t e 5 0 0 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 582B, Banbury, Oxfordshire

S i t e 5 8 2 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Bywater Drive / Jackson Road Banbury Oxfordshire OX16 9FP	Developer	Taylor Wimpey
Site Description

The wider site known as Longford Park is located to the south-east of Banbury, situated off Oxford Road, which acts as a link into the town centre. The site is situated between Oxford and Bimingham, c.2 miles west of the M40. The 7 units form part of the wider site, acquired by Taylor Wimpey. The subject units include 1 bed flats and a 2 bed mid terrace house. Main vehicle access is via Longford Road, which provides access onto Oxford Road. The site is set back from the main road, bordering existing residential dwellings to the west, agricultural land situated to the north, east and south of the site.

Construction is in-build, with part complete units. All subject units have been completed.

Unit Mix	Unit type		Count
	582B - 1-bed - Flat		6
	582B - 2-bed - MT		1
	Total		7
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
582B - 1-bed - Flat	£195,000
582B - 2-bed - MT	£310,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,480,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
582B - 1-bed - Flat	£725	£8,700
582B - 2-bed - MT	£875	£10,500
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £62,700 per annum.

S i t e 5 8 2 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 634EG, Stonehouse, Gloucestershire

S i t e 6 3 4 E G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Rowbotham Way Stonehouse Gloucestershire GL10 3GW	Developer	Redrow
Site Description

The site, marketed as “Great Oldbury” by developer Redrow is located in the town of Stonehose, approximately 9 miles south of Gloucester city centre and 3.5 miles west of central Stroud. The site is located to the north west of Stonehouse and is a phase (parcel H21) of a much wider development for 1,350 homes which received planning permission in 2016. The wider site is split between David Wilson and Redrow. The site benefits from good transport links, with access to the wider site from a large roundabout on the A419 itself minutes from junction 13 of the M5. The units being valued were completed at teh date of inspection and are located on the eastern and north eastern part of parcel H21.

Unit Mix	Unit type		Count
	634EG - 2-bed - MT		2
	634EG - 3-bed - EOT		2
	634EG - 3-bed - SD		2
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
634EG - 2-bed - MT	£220,000
634EG - 3-bed - EOT	£270,000
634EG - 3-bed - SD	£280,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,540,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
634EG - 2-bed - MT	£825	£9,900
634EG - 3-bed - EOT	£1,000	£12,000
634EG - 3-bed - SD	£1,050	£12,600
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £69,000 per annum.

S i t e 6 3 4 E G
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 788B, Basingstoke, Hampshire

S i t e 7 8 8 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Ampfield House Basingstoke Hampshire RG24 9QH	Developer	Barratt
Site Description

A Barratts development as part of the redevelopment of the former county Asylum on the north side of Basingstoke. Part of a wider master planned development and close to the main general hospital. Overall development includes areas of public open space, local shops and leisure facilities. The product is typical Volume housebuilder stock although there are some variations to elevation finishes to break up the monotony of the product. Nothing above 4 storeys and of traditional brick and tile construction in the main, with some having wood effect cladding (presumed to be PVCu or similar). Subject properties are two four storey blocks of flats which have the external elevations clad and also have stacked balconies on the gable ends. All properties are completed and appear to be handed over

Unit Mix	Unit type		Count
	788B - 1-bed - Flat		6
	788B - 2-bed - Flat		14
	Total		20
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
788B - 1-bed - Flat	£210,000
788B - 2-bed - Flat	£240,000
This equates to an aggregate Market Value Subject to Vacant Possession of £4,620,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
788B - 1-bed - Flat	£825	£9,900
788B - 2-bed - Flat	£939	£11,271
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £217,200 per annum.

S i t e 7 8 8 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 807C, Woodford, Greater Manchester

S i t e 8 0 7 C
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Merlin Close Woodford Greater Manchester SK7 1GE	Developer	Redrow
Site Description

The subject units are located within Woodford, situated to the south of Stockport. They are within Woodford Garden Village, which are the first phases of the redevelopment of the Woodford Aerodrome. The scheme is accessed from Chester Road forming the northern boundary of the site and providing access to the A523 leading towards Macclesfield (8 Miles) to the south and leading onto the A6 towards Stockport (5 Miles) and Manchester (11.5 Miles) to the north. The nearest train stations are Poynton (1.5 miles) in the north east and Bramhall (1.5 miles) to the north, providing regular direct line services into Stoke-on-Trent (30 minutes), Manchester (20 minutes) and Macclesfield (10 minutes), as well as other regional locations. The fastest connection to London Euston from Poynton is via Stoke, with an average journey time of 2 hours 15 minutes.

The subject units are located within Phase 2E of the scheme which is being delivered by Redrow Homes. The wider development will provide 920 residential units. Construction of the subject units (6 flats) is complete however the units do not appear to be occupied at the date of inspection. The flat block is of traditional construction and the flats are arranged over 2 storeys.

Unit Mix	Unit type		Count
	807C - 1-bed - Flat		6
	Total		6
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:

Unit Type	Average Vacant Possession Value (£)
807C - 1-bed - Flat	£190,000
This equates to an aggregate Market Value Subject to Vacant Possession of £1,140,000.
3. MARKET RENTS
Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
807C - 1-bed - Flat	£695	£8,340
We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £50,040 per annum.

S i t e 8 0 7 C
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 866B, Thatcham, Berkshire

S i t e 8 6 6 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Roger Croft Thatcham Berkshire RG19 3AB	Developer	Persimmon Homes
Site Description

A new infill development on the west side of Thatcham, surrounded by other low rise housing of varying ages from immediate post war to current times. The site is level and has limited soft landscaping, with quite regimented appearance. Properties are standard volume housebuilder product with brick elevations and tile covered pitched roofs and the Estate is generally well presented. There is a large area of open space to the rear of the development and local facilities can be found at Bath Road, around half a mile to the north. Thatcham town centre is around a mile to the east. Newbury is around 4 miles to the west with connections from there via the A34 to the M4. The subject properties comprise a 3 storey block of flats and part of a terrace of houses. All are complete and occupied.

Unit Mix	Unit type		Count
	866B - 2-bed - EOT		1
	866B - 2-bed - MT		1
	Total		2
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
866B - 2-bed - EOT	£325,000
866B - 2-bed - MT	£320,000

This equates to an aggregate Market Value Subject to Vacant Possession of £645,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
866B - 2-bed - EOT	£1,200	£14,400
866B - 2-bed - MT	£1,200	£14,400

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £28,800 per annum.

S i t e 8 6 6 B
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 920A, Hemel Hempstead, Hertfordshire

S i t e 9 2 0 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Lancaster House / Regents House Hemel Hempstead Hertfordshire HP3 9GQ	Developer	Bellway
Site Description

Apsley Quay is located in Apsley, a suburb of Hemel Hempstead and 28 miles from central London. The scheme lies within the administrative boundaries of Dacorum Borough Council and Hertfordshire County Council. It is located 0.6 miles north west of Apsley station and 1.3 miles south east of Hemel Hempstead station, next to the Grand Union Canal. This is around two miles from the town centre, three miles from the M25 and four miles from the M1. To the south of the site lies several local amenities along London Road including Apsley Community Centre, Wickes and Sainsbury’s. Main vehicle access is from Durrant’s Hill Road via Frogmore Road.

At the date of inspection construction was complete.

Unit Mix	Unit type		Count
	920A - 1-bed - Flat		6
	920A - 2-bed - Flat		3
	920A - 3-bed - Flat		2
	Total		11
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
920A - 1-bed - Flat	£270,000
920A - 2-bed - Flat	£346,667
920A - 3-bed - Flat	£417,500

This equates to an aggregate Market Value Subject to Vacant Possession of £3,495,000.

3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
920A - 1-bed - Flat	£925	£11,100
920A - 2-bed - Flat	£1,175	£14,100
920A - 3-bed - Flat	£1,263	£15,150

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £139,200 per annum.

S i t e 9 2 0 A
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

Site 927D, Aylesbury, Buckinghamshire

S i t e « U n i q u e _ D e a l _ N u m b e r »
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

1. SITE DETAILS
Address	Aragon Way / Mayfly Lane / Restharrow Road Aylesbury Buckinghamshire HP22 7DJ	Developer	Barratt Homes
Site Description

The wider development known as Kingsbrook by Barratt Homes is located 2.0 miles to the east of Aylesbury town centre, which lies within the administrative district of Buckinghamshire. The site is in Broughton to the south of the A4158 off Bellingham Way. Main vehicle access is from Bellingham Way. Aylesbury is served by the A41 from London to Birkenhead, which becomes the M40 however at Bicester 13 miles (21 km) west (by north) of Aylesbury. The A413 and A418 roads also run through the town. The M40 motorway at junction 9 is 14.7 miles (23.7 km) away and the M25 motorway is just over 21 miles (34 km)'s drive.

Construction is in its final stages with most of the units on Aragon Way having been completed or are close to completion. However, we were unable to access Restharrow Road and Mayfly Lane which appear to be in a later phase of development.

Unit Mix	Unit type		Count
	927D - 2-bed - EOT		2
	927D - 2-bed - MT		3
	927D - 2-bed - SD		1
	927D - 3-bed - MT		1
	927D - 3-bed - SD		5
	927D - 4-bed - SD		2
	Total		14
2. MARKET VALUES SUBJECT TO VACANT POSSESSION
Based on the comparable evidence obtained, we are of the opinion the individual unit Market Values subject to vacant possession are as follows:
Unit Type	Average Vacant Possession Value (£)
927D - 2-bed - EOT	£320,000
927D - 2-bed - MT	£315,000
927D - 2-bed - SD	£320,000
927D - 3-bed - MT	£330,000
927D - 3-bed - SD	£339,333
927D - 4-bed - SD	£425,000

This equates to an aggregate Market Value Subject to Vacant Possession of £4,781,667.
3. MARKET RENTS

Taking into account comparable evidence but also the general tone of the passing rents, we are of opinion that the Market Rent per unit is as follows:
Unit Type	Market Rent per calendar month	Market Rent per annum (£)
927D - 2-bed - EOT	£1,050	£12,600
927D - 2-bed - MT	£1,050	£12,600
927D - 2-bed - SD	£1,050	£12,600
927D - 3-bed - MT	£1,250	£15,000
927D - 3-bed - SD	£1,310	£15,720
927D - 4-bed - SD	£1,600	£19,200

We are of the opinion the Market Rent for the subject property, assuming fully occupancy, is £207,600 per annum.

S i t e « U n i q u e _ D e a l _ N u m b e r »
Project Pluto – valuation of 1,712-unit Sage Housing portfolio
September 2021

PLEASE NOTE THAT DUE TO FILE SIZE RESTRICTIONS, THE REMAINING APPENDICES OF THIS REPORT HAVE BEEN FILED SEPARATELY

Michal Skotny MRICS	Fabian Watts MRICS
Director	Director

(0) 20 7016 3748	(0) 20 7016 3701
(0)7812 965 478	(0) 7976 538 999
mskotny@savills.com	fabian.watts@savills.com

Andy Smith BSc MRICS IRRV
Director

(0) 20 7409 5993
(0) 7967 555 480

adsmith@savills.com

______________ savills.co.uk